NAI-5001588088v8 EXECUTION VERSION FIFTH MODIFICATION TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT This FIFTH MODIFICATION TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 10, 2025, among HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), the Extended Revolving Lenders (as defined below), and the other Lenders (as defined below) party hereto. WITNESSETH: WHEREAS, the Borrower, each of the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), the Administrative Agent, and certain other financial institutions have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of December 21, 2021 (as amended by that certain First Modification Agreement, dated as of September 15, 2022, that certain Second Modification Agreement, dated as of December 22, 2023, that certain Third Modification Agreement, dated as of May 3, 2024, that certain Fourth Modification Agreement, dated as of January 29, 2025, and as further amended, modified, extended, restated, replaced, or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified by this Amendment and as further amended from time to time in accordance with the terms thereof, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower; WHEREAS, Borrower has requested that (i) pursuant to Sections 2.17 and 13.7(f) of the Credit Agreement, the Lenders set forth on Schedule 1.1(a)(iii) hereto and designated thereon as “Extended Revolving Lenders” (collectively, the “Extended Revolving Lenders” and each, an “Extended Revolving Lender”) extend their existing Revolving Commitments as a new Class of Revolving Commitments and/or, in the case of the Increasing Lenders (as defined below), provide additional Commitments on the same terms as such new Class of Revolving Commitments in an aggregate principal amount of $462,000,000 (collectively, inclusive of any such Commitments arising by way of the Conversion (as defined below) and any Incremental Extended Revolving Commitments (as defined below), the “Extended Revolving Commitments”, and any Loans thereunder, “Extended Revolving Loans”), and (ii) the Credit Agreement be modified as set forth in this Amendment; WHEREAS, notwithstanding anything to the contrary in the Credit Agreement, Section 13.7(f) of the Credit Agreement permits the Extended Revolving Lenders (without the consent of any other Lender) to amend the Credit Agreement to effectuate the extension of the maturity date applicable to the Extended Revolving Lenders’ Prior Revolving Commitments and implement related amendments to the Credit Agreement to give effect to, among other things, the Extended Revolving Commitments; and WHEREAS, the Extended Revolving Lenders are willing to extend and/or provide, as applicable, the Extended Revolving Commitments, and the Lenders party hereto (constituting Requisite Lenders) are willing to amend the Credit Agreement as provided herein, in each case, on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Administrative Agent and the undersigned Lenders do hereby agree as follows:

NAI-5001588088v8 -2- 1. DEFINED TERMS. Each defined term used herein and not otherwise defined herein shall have the meaning given to such term in the Amended Credit Agreement. 2. EXTENDED REVOLVING COMMITMENTS. 2.1 Immediately upon the effectiveness of this Amendment on the Fifth Amendment Effective Date (as defined below), in accordance with Section 13.7(f) of the Credit Agreement, the aggregate amount of each Extended Revolving Lender’s Revolving USD Tranche Commitment and Revolving Multicurrency Tranche Commitment (in each case, if any and as in effect immediately prior to the effectiveness of this Amendment on the Fifth Amendment Effective Date) (such aggregate amount as to each Extended Revolving Lender, its “Prior Revolving Commitments”) shall be converted (on a dollar for dollar basis) into a Dollar Equivalent Amount of Extended Revolving Commitments (the “Conversion”) such that, immediately upon giving effect to the Conversion, (i) the Prior Revolving Commitments of each Extended Revolving Lender shall be deemed removed in their respective entireties from the Classes of Revolving USD Tranche Commitments and Revolving Multicurrency Tranche Commitments, as the case may be, and reallocated in full to the Class of Extended Revolving Commitments under the Amended Credit Agreement, (ii) no Extended Revolving Lender shall have any Revolving USD Tranche Commitments or Revolving Multicurrency Tranche Commitments under the Amended Credit Agreement, and (iii) subject to and without limiting Section 7.2 hereof, all Revolving Loans (as defined in the Credit Agreement immediately prior to giving effect to this Amendment) (if any) of each Extended Revolving Lender outstanding under the Credit Agreement immediately prior to giving effect to the Conversion shall automatically and without further action by any Person be converted to (on a cashless basis), and constitute, for all purposes of the Amended Credit Agreement and the other Loan Documents, Extended Revolving Loans under the Amended Credit Agreement. It is understood and agreed that the Extended Revolving Commitments constitute (x) with respect to the portion of the aggregate Extended Revolving Commitments of all Extended Revolving Lenders equal to the aggregate principal amount of the Prior Revolving Commitments of all Extended Revolving Lenders (the “Converted Amount”), a new Class of Commitments in order to facilitate an extension pursuant to and in accordance with Section 13.7(f) of the Credit Agreement, and (y) with respect to any Extended Revolving Commitments in excess of the Converted Amount, an increase (immediately upon giving effect to the Conversion) in the aggregate principal amount of the Extended Revolving Commitments of the Increasing Lenders pursuant to and in accordance with Section 2.17 of the Amended Credit Agreement (any such amount described in this clause (y), collectively, the “Incremental Extended Revolving Commitments”). The Incremental Extended Revolving Commitments shall be part of the same Class of Revolving Commitments as, and have all of the same terms as, the Extended Revolving Commitments under the Amended Credit Agreement. 2.2 Each Extended Revolving Lender whose Extended Revolving Commitment upon the effectiveness of this Amendment exceeds its aggregate Prior Revolving Commitments under the Credit Agreement immediately prior to the effectiveness of this Amendment (each such Lender, an “Increasing Lender”) agrees, severally and not jointly, on the terms set forth herein and in the Amended Credit Agreement and subject to the conditions set forth herein, to provide Incremental Extended Revolving Commitments to the Borrower on the Fifth Amendment Effective Date in an aggregate principal amount equal to the minimum amount necessary such that, immediately upon giving effect to the Conversion and the Incremental Extended Revolving Commitments, the aggregate Extended Revolving Commitment of such Increasing Lender will be as set forth opposite such Lender’s name on Schedule 1.1(a)(iii) hereto.

NAI-5001588088v8 -3- 2.3 The Extended Revolving Commitments and any Extended Revolving Loans from time to time made thereunder shall (i) be subject to all terms and conditions thereof as specified in the Amended Credit Agreement and each Loan Document, (ii) constitute Obligations and have all of the benefits thereof, and (iii) have all of the rights, remedies, privileges and protections applicable to Revolving Commitments and Revolving Loans under the Amended Credit Agreement and the other Loan Documents. 2.4 The Administrative Agent, the Borrower, Wells Fargo Bank, National Association and Bank of America, N.A. agree that, as of the Fifth Amendment Effective Date, each of Wells Fargo Bank, National Association and Bank of America, N.A. is an Issuing Bank in respect of the Extended L/C Commitment Amount for all purposes under the Amended Credit Agreement and the other Loan Documents. 3. AMENDMENTS TO THE CREDIT AGREEMENT. As of the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows: 3.1 The Credit Agreement (excluding the exhibits and, except as set forth below, schedules attached thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A. 3.2 Schedules 1.1(a) (Commitment Amounts and Commitment Percentages), 1.1(b)(i) (Loan Parties), 1.1(b)(ii) (Excluded Subsidiaries), 1.1(c) (Permitted Liens), 1.1(d) (Existing Letters of Credit), 1.1(e) (Ground Leases With Remaining Terms of Less Than 30 Years), 1.1(f) (Ground Leases Subject to Consent), 1.1(g) (Private Placement Notes), 4.2 (Unencumbered Pool Properties), 7.1(b) (Ownership Structure), 7.1(f)(i) (List of Properties), 7.1(f)(ii) (Eligible Properties), 7.1(g) (Existing Indebtedness), and 7.1(h) (Material Contracts) to the Credit Agreement are hereby amended and restated in their respective entireties as set forth on Exhibit B attached hereto. 3.3 Exhibits C (Form of Notice of Borrowing), D (Form of Notice of Continuation), E (Form of Notice of Conversion) and G (Form of Compliance Certificate) to the Credit Agreement are hereby amended and restated in their respective entireties as set forth on Exhibit C attached hereto. 3.4 Exhibit L (Form of Pledge Agreement) is added as a new exhibit to the Credit Agreement in the form set forth on Exhibit D attached hereto. 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows as of the date hereof: 4.1 The Amendment. This Amendment has been duly and validly executed by an authorized officer of the Borrower and is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

NAI-5001588088v8 -4- 4.2 Credit Agreement. The Amended Credit Agreement and the other Loan Documents remain in full force and effect and remain the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. The Borrower hereby ratifies and confirms the Amended Credit Agreement and the other Loan Documents. 4.3 No Default. Immediately after giving effect to this Amendment and the incurrence of the Extended Revolving Commitments, no Default or Event of Default exists under the Amended Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment and the incurrence of the Extended Revolving Commitments. 4.4 Credit Agreement Representations and Warranties. After giving effect to this Amendment and the incurrence of the Extended Revolving Commitments, all representations and warranties of the Borrower contained in the Amended Credit Agreement or in any other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (as though made on and as of the date hereof), except to the extent that such representations and warranties expressly relate to an earlier specified date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Amended Credit Agreement or waived or consented to by the applicable Lenders in writing in accordance with the provisions of Section 13.7 of the Amended Credit Agreement. 5. REAFFIRMATION. The Borrower hereby acknowledges and agrees that, except as expressly provided in this Amendment and the Amended Credit Agreement, the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of the Borrower under the Amended Credit Agreement or under any of the other Loan Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the further loans, extensions of credit and other Obligations incurred under the Loan Documents, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects. 6. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment, the Amended Credit Agreement and the Extended Revolving Commitments is subject to the following conditions precedent (the first date of satisfaction or waiver of all such conditions precedent hereunder being the “Fifth Amendment Effective Date”): 6.1 Fifth Modification to Credit Agreement. The Administrative Agent shall have received (i) this Amendment executed and delivered by a duly authorized officer of (A) the Borrower, (B) each Extended Revolving Lender, (C) Lenders collectively constituting the Requisite Lenders, and (D) the Administrative Agent, and (ii) a counterpart of the Ratification and Affirmation attached to this Amendment, executed and delivered by a duly authorized officer of each Guarantor.

NAI-5001588088v8 -5- 6.2 Equity Offering. (i) The Borrower shall have raised and closed new equity investments in the Borrower and/or Hudson REIT resulting in gross cash proceeds of at least $400,000,000 (the “2025 Equity Offering”), and (ii) the Borrower shall have repaid Loans in accordance with Section 2.9(a) of the Credit Agreement and/or repaid any other unsecured Indebtedness of the Borrower in an aggregate principal amount equal to at least ninety percent (90%) of the net cash proceeds of such 2025 Equity Offering (the “2025 Equity Offering Proceeds Repayment”). Each party hereto agrees that the 2025 Equity Offering Proceeds Repayment was consummated on June 13, 2025. 6.3 Notes. The Administrative Agent shall have received Revolving Notes in respect of the Extended Revolving Commitments executed by the Borrower, payable to each Extended Revolving Lender (but excluding any Extended Revolving Lender that has requested not to receive Notes) and complying with the terms of Section 2.12(a) of the Amended Credit Agreement. 6.4 Authority Documentation. The Administrative Agent shall have received (i) resolutions on behalf of the Borrower and each Guarantor authorizing this Amendment and the transactions contemplated hereby (including, without limitation, the Extended Revolving Commitments) and (ii) officer’s certificates with respect to the Borrower and each Guarantor certifying (A) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (B) that attached thereto is a true and complete copy of such resolutions referenced in the foregoing clause (i) duly adopted by the board of directors, managers, or other applicable governing body of such entity, (C) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, and (D) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Amendment on behalf of such entity; provided that in the case of any such certificate delivered with respect to the Borrower or any Guarantor, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (A) or (D) since the most recent delivery thereof to the Administrative Agent on or after the Effective Date. 6.5 Opinions. The Administrative Agent shall have received opinions of outside legal counsel to the Borrower and each Guarantor, addressed to the Administrative Agent and Lenders and covering such matters as have been reasonably requested by the Administrative Agent. 6.6 Compliance Certificate. Administrative Agent shall have received an executed Compliance Certificate, calculated on a pro forma basis assuming the effectiveness of this Amendment and evidencing the continued compliance by the Loan Parties with the terms and conditions of the Amended Credit Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 10.1 of the Amended Credit Agreement. 6.7 Amendment Fees. The Administrative Agent shall have received from Borrower payment of all fees that are due and payable to the Administrative Agent and/or the Lenders pursuant to the Fee Letter, dated as of May 12, 2025, by and among Wells Fargo Bank, National Association, Wells Fargo Securities, LLC and the Borrower. 6.8 Expenses. The Administrative Agent shall have received payment for all reasonable and documented costs and expenses of the Administrative Agent and Lead Arrangers associated with the preparation, due diligence, administration, syndication and enforcement of all documentation executed in connection with this Amendment (including, without limitation, the reasonable and documented legal fees of one counsel to the Administrative Agent and, if reasonably required by the Administrative

NAI-5001588088v8 -6- Agent, one local counsel in each applicable jurisdiction and/or one specialty counsel in each applicable specialty), and costs and expenses in connection with the use of Syndtrak or other similar information transmission systems in connection with this Amendment. To the extent that Administrative Agent provides any of the abovementioned services internally, Borrower shall have reimbursed Administrative Agent for these costs at market rates. 6.9 Absence of Material Adverse Effect. There shall not have occurred or become known to the Borrower, the Administrative Agent or any Lender any event, condition, situation or status since December 31, 2024, that has had or could reasonably be expected to result in a Material Adverse Effect; 6.10 Litigation. No litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (i) result in a Material Adverse Effect or (ii) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Borrower or any other Loan Party to fulfill its obligations under this Amendment, the Amended Credit Agreement, or any other Loan Document. 6.11 Consents. The Borrower and its Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (i) any Applicable Law or (ii) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound. 6.12 KYC. (i) The Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act and (ii) at least five (5) Business Days prior to the Fifth Amendment Effective Date, the Borrower shall deliver, on behalf of itself and any Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to itself and to such Guarantor, to each Lender that so requests such a Beneficial Ownership Certification. 7. MISCELLANEOUS. 7.1 Reallocation. The Extended Revolving Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to the Conversion, the Incremental Extended Revolving Commitments, the making of any Extended Revolving Loans to be made on the Fifth Amendment Effective Date, and any netting transactions effected by the Administrative Agent) so that the aggregate outstanding principal amount of Extended Revolving Loans shall be held by the Extended Revolving Lenders pro rata in accordance with the amount of the Extended Revolving Commitments set forth on Schedule 1.1(a)(iii) hereto. The Administrative Agent is hereby authorized, without any further action or approval on the part of any other Person, to take any and all other actions it deems necessary to effect the allocations of Extended Revolving Loans, Revolving USD Tranche Loans and Revolving Multicurrency Tranche Loans in accordance with the Commitment Percentages for each such Class of Commitments as of the Fifth Amendment Effective Date (upon giving effect to the Conversion and the Incremental Extended Revolving Commitments) as set forth on Schedule 1.1(a) hereto. 7.2 Letter of Credit Matters.

NAI-5001588088v8 -7- (i) Notwithstanding anything to the contrary in the Credit Agreement, without any further action on the part of any Person, (A) this Amendment shall serve as written notice of the resignation of each of U.S. Bank National Association, KeyBank National Association, and Royal Bank of Canada as an Issuing Bank (as defined in the Credit Agreement) (each, a “Former Issuing Bank”), and (B) such resignation shall be deemed effective upon the Fifth Amendment Effective Date. Notwithstanding such resignation, (x) the provisions of Section 13.2 and 13.10 of the Credit Agreement shall continue to inure to the benefit of each Former Issuing Bank as to any actions taken or omitted to be taken by it while it was an Issuing Bank (as defined in the Existing Credit Agreement) under the Loan Documents (as defined in the Credit Agreement), and (y) each Former Issuing Bank shall continue to be entitled to the benefits of any provisions of the Credit Agreement that by their express terms survive such resignation. (ii) It is acknowledged and agreed that, immediately and automatically upon the Fifth Amendment Effective Date, the Revolving USD L/C Commitment Amount and the Revolving Multicurrency L/C Commitment Amount are reduced to $0.00 and the Dollar Equivalent Amount equal to $0.00, respectively. Notwithstanding anything to the contrary in the Amended Credit Agreement, on the Fifth Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the account of the applicable Lenders, unpaid letter of credit fees in respect of the Existing Letters of Credit accrued through the Fifth Amendment Effective Date pursuant to Section 3.5(c) of the Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment). 7.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. 7.4 Severability. If any provision of this Amendment or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from this Amendment or the other Loan Documents, as applicable, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of this Amendment or the other Loan Documents, as applicable. 7.5 Counterparts. To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. The words “execution,” “signed,” “signature,” and words of like import in or related to this Amendment or any other document to be signed in connection herewith or the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Person in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties hereto hereby (i) agrees that, for all purposes, electronic

NAI-5001588088v8 -8- images of this Amendment (including, in each case, signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Amendment based solely on the lack of paper original copies hereof, including with respect to any of the signatures thereto. For purposes of this Section 7.5, all references to “this Amendment” shall be deemed to include the Ratification and Affirmation attached to this Amendment. 7.6 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Administrative Agent or any Lender under the Amended Credit Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Amended Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Event of Default under the Amended Credit Agreement. 7.7 Reference to and Effect on the Credit Agreement; No Novation. Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Amended Credit Agreement, and each reference to the “Credit Agreement” or words of like import in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. This Amendment is a Loan Document for all purposes. This Amendment amends the Credit Agreement and is not in satisfaction or novation of the Obligations under the Credit Agreement. No novation of any Obligations outstanding under the Credit Agreement immediately prior the Fifth Amendment Effective Date is intended, nor shall any such novation be deemed to have occurred, on account of the execution and delivery of this Amendment, the Conversion, or otherwise. 7.8 Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment. [Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by its duly authorized officer as of the date first above written. BORROWER: HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership By: Hudson Pacific Properties, Inc. a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender By: /s/ Cristina Johnnie Name: Cristina Johnnie Title: Executive Director Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as an Issuing Bank and as a Lender By: /s/ Helen Chan Name: Helen Chan Title: Vice President Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

KeyBank National Association, as a lender: By: /s/ Michael P. Szuba Name: Michael P. Szuba Title: Senior Vice President Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a lender: By: /s/ Brian Gross Name: Brian Gross Title: Authorized Signatory Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a lender: By: /s/ Thomas Manning Name: Thomas Manning Title: Authorized Signatory Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

SIGNATURE PAGE TO FIFTH MODIFICATION TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AMONG HUDSON PACIFIC PROPERTIES, L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT Name of Institution: Morgan Stanley Senior Funding, Inc. as a Lender By: /s/ Michael King Name: Michael King Title: Vice President Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

U.S. Bank National Association, as a lender: By: /s/ Matthew K. Mains Name: Matthew K. Mains Title: Senior Vice President Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

US-DOCS\161565394.6 RATIFICATION AND AFFIRMATION OF GUARANTORS September 10, 2025 As of the date hereof, each of the undersigned Guarantors hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under that certain Guaranty, dated as of December 21, 2021 (the “Guaranty Agreement”), to which it is either an original party or a party pursuant to an Accession Agreement, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement (including, without limitation, its guarantee of the Obligations as increased, extended and/or otherwise modified hereby) and agrees that the Guaranty Agreement remains in full force and effect, notwithstanding the matters contained herein, (d) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guaranty Agreement, and (e) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment, all representations and warranties of the Guarantors under the Guaranty Agreement are true and correct in all material respects as of the date hereof (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) (as though made on and as of the date hereof), except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Amended Credit Agreement or waived or consented to by the applicable Lenders in writing in accordance with the provisions of Section 13.7 of the Amended Credit Agreement. [Signature pages follow]

HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

HUDSON TECHMART COMMERCE CENTER, LLC HUDSON PALO ALTO SQUARE, LLC HUDSON 10900 WASHINGTON, LLC HUDSON 11601 WILSHIRE, LLC HUDSON 1740 TECHNOLOGY, LLC HUDSON 275 BRANNAN, LLC HUDSON 3176 PORTER DRIVE, LLC HUDSON 333 TWIN DOLPHIN PLAZA, LLC HUDSON 555 TWIN DOLPHIN PLAZA, LLC HUDSON FIRST & KING, LLC HOWARD STREET ASSOCIATES, LLC HUDSON 901 MARKET, LLC HUDSON CLOCKTOWER SQUARE, LLC HUDSON CONCOURSE, LLC HUDSON FOOTHILL RESEARCH CENTER, LLC HUDSON 4TH & TRACTION, LLC HUDSON GATEWAY PLACE, LLC HUDSON 405 MATEO, LLC HUDSON METRO CENTER, LLC HUDSON METRO PLAZA, LLC HUDSON PAGE MILL CENTER, LLC HUDSON SHOREBREEZE, LLC HUDSON SKYPORT PLAZA, LLC HUDSON TOWERS AT SHORE CENTER, LLC HUDSON PAGE MILL HILL, LLC HUDSON MET PARK NORTH, LLC HUDSON 625 SECOND, LLC HUDSON 10950 WASHINGTON, LLC HUDSON MERRILL PLACE, LLC HUDSON 1003 4TH PLACE, LLC Q LEASECO, LLC SUNSET Q HOLDINGS, LLC SUNSET QUIXOTE HOLDINGS, LLC By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President Signature Page to Fifth Modification to Fourth Amended and Restated Credit Agreement

HPP-MAC-WSP, LLC By: Hudson WSP, LLC, a Delaware limited liability company, its sole member By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: Name: Mark T. Lammas Title: President HUDSON 1455 MARKET STREET, LLC By: Hudson 1455 Market, L.P., a Delaware limited partnership, its sole member By: Hudson 1455 GP, LLC, a Delaware limited liability company, its general partner By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President

HUDSON RINCON CENTER, LLC By: Hudson Rincon Center Commercial LLC, a Delaware limited liability company, its sole member By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President QUIXOTE STUDIOS LLC By: Sunset Quixote Holdings, LLC a Delaware limited liability company, its sole member By: Hudson Pacific properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President

HUDSON 1455 MARKET, L.P. By: Hudson 1455 GP, LLC, a Delaware limited liability company, its general partner By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President

US-DOCS\161565394.6 Exhibit A Amended Credit Agreement [See attached]

NAI-5000938357v5 US-DOCS\161437759.18 Loan No: 1006877 Conformed through Fourth Modification to Fourth Amended and Restated Credit Agreement, dated as of January 29, 2025 EXECUTION VERSION FOURTH AMENDED AND RESTATED CREDIT AGREEMENT Dated as of December 21, 2021, conformed through FIFTH MODIFICATION TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT Dated as of September 10, 2025, by and among HUDSON PACIFIC PROPERTIES, L.P. a Maryland limited partnership, as Borrower, THE FINANCIAL INSTITUTIONS PARTY HERETO AND THEIR ASSIGNEES UNDER SECTION 13.6, as Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and WELLS FARGO SECURITIES, LLC, and BOFA SECURITIES, INC. as Active Joint Lead Arrangers and Joint Bookrunners and U.S. BANK NATIONAL ASSOCIATION, KEYBANC CAPITAL MARKETS, INC., and ROYAL BANK OF CANADA as Joint Lead Arrangers and BANK OF AMERICA, N.A. as Syndication Agent and U.S. BANK NATIONAL ASSOCIATION, KEYBANC CAPITAL MARKETS, INC., ROYAL BANK OF CANADA, GOLDMAN SACHS BANK USA, MORGAN STANLEY SENIOR FUNDING, INC., and KEYBANK NATIONAL ASSOCIATION, BARCLAYS BANK PLC, and FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Documentation Agents BMO HARRIS BANK N.A. and REGIONS BANK, as Senior Managing Agents, and WELLS FARGO SECURITIES, LLC, as Sustainability Structuring Agent

TABLE OF CONTENTS

Page

ARTICLE I. Definitions		0
Section 1.1	Definitions.	0
Section 1.2	GAAP.	~~58~~60
Section 1.3	General; References to Central Time.	~~58~~60
Section 1.4	Rates.	~~59~~61
Section 1.5	Divisions.	~~59~~61
Section 1.6	Exchange Rates; Currency Equivalents.	~~60~~61
Section 1.7	Change of Currency.	~~60~~62
~~Section 1.8~~	~~Additional Alternative Currencies.~~	~~60~~
ARTICLE II. CREDIT FACILITY		~~60~~62
Section 2.1	Revolving Loans.	~~60~~62
Section 2.2	Additional Multicurrency Loan and Multicurrency Letter of Credit Provisions.	~~63~~65
Section 2.3	[Intentionally Omitted].	~~64~~66
Section 2.4	Letters of Credit.	~~64~~66
Section 2.5	Reserved.	~~69~~71
Section 2.6	Rates and Payment of Interest on Loans.	~~69~~71
Section 2.7	Number of Interest Periods.	~~70~~72
Section 2.8	Repayment of Loans.	~~70~~72
Section 2.9	Prepayments.	~~71~~73
Section 2.10	Continuation.	~~72~~75
Section 2.11	Conversion.	~~73~~76
Section 2.12	Notes.	~~73~~76
Section 2.13	Voluntary Reductions of the Commitments.	~~74~~77
Section 2.14	Extension of Certain Maturity Dates.	~~74~~77
Section 2.15	Expiration Date of Letters of Credit Past Revolving Commitment Termination.	~~75~~78
Section 2.16	Amount Limitations.	~~75~~79
Section 2.17	Increase in Commitments.	~~75~~79
Section 2.18	Funds Transfer Disbursements.	~~77~~80
Section 2.19	Reallocations on Effective Date; Exiting Lenders.	~~77~~80
Section 2.20	Sustainability Adjustments Amendment.	82
ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS		~~78~~83
Section 3.1	Payments.	~~78~~83
Section 3.2	Pro Rata Treatment.	~~79~~84
Section 3.3	Sharing of Payments, Etc.	~~80~~85
Section 3.4	Several Obligations.	~~80~~85
Section 3.5	Fees.	~~80~~85
Section 3.6	Computations.	~~82~~87
Section 3.7	Usury.	~~83~~87
Section 3.8	Statements of Account.	~~83~~88
Section 3.9	Defaulting Lenders.	~~83~~88
Section 3.10	Taxes.	~~87~~92
ARTICLE IV. UNENCUMBERED POOL		~~91~~95
Section 4.1	Unencumbered Pool Requirements.	~~91~~95
Section 4.2	Eligibility and Addition of Properties.	~~91~~96

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NAI-5000938357v5 US-DOCS\161437759.18 TABLE OF CONTENTS Page ii ARTICLE V. YIELD PROTECTION, ETC. 9297 Section 5.1 Additional Costs; Capital Adequacy. 9297 Section 5.2 Suspension of SOFR or the Alternative Currency Interest Rate; Benchmark Replacement. 9499 Section 5.3 Illegality. 96101 Section 5.4 Compensation. 97102 Section 5.5 Treatment of Affected Loans. 98103 Section 5.6 Affected Lenders. 99104 Section 5.7 Change of Lending Office. 99104 Section 5.8 Assumptions Concerning Funding of SOFR Loans and Multicurrency Loans. 100104 ARTICLE VI. CONDITIONS PRECEDENT 100105 Section 6.1 Initial Conditions Precedent. 100105 Section 6.2 Conditions Precedent to All Loans and Letters of Credit. 102107 ARTICLE VII. REPRESENTATIONS AND WARRANTIES 103108 Section 7.1 Representations and Warranties. 103108 Section 7.2 Survival of Representations and Warranties, Etc. 109114 ARTICLE VIII. AFFIRMATIVE COVENANTS 109115 Section 8.1 Preservation of Existence and Similar Matters. 109115 Section 8.2 Compliance with Applicable Law. 110115 Section 8.3 Maintenance of Property. 110115 Section 8.4 Conduct of Business. 110115 Section 8.5 Insurance. 110115 Section 8.6 Payment of Taxes and Claims. 110116 Section 8.7 Books and Records; Inspections. 111116 Section 8.8 Use of Proceeds. 111116 Section 8.9 Environmental Matters. 111116 Section 8.10 Further Assurances. 112117 Section 8.11 Material Contracts. 112117 Section 8.12 REIT Status. 112117 Section 8.13 Exchange Listing. 112117 Section 8.14 Guarantors. 112117 Section 8.15 Equity Pledges. 119 ARTICLE IX. INFORMATION 114122 Section 9.1 Quarterly Financial Statements. 114122 Section 9.2 Year-End Statements. 114123 Section 9.3 Compliance Certificate. 114123 Section 9.4 Other Information. 115124 Section 9.5 Electronic Delivery of Certain Information. 117126 Section 9.6 Public/Private Information. 118127 Section 9.7 USA Patriot Act Notice; Compliance. 118127 ARTICLE X. NEGATIVE COVENANTS 118127 Section 10.1 Financial Covenants. 118127 Section 10.2 Negative Pledge. 120129

NAI-5000938357v5 US-DOCS\161437759.18 TABLE OF CONTENTS Page iii Section 10.3 Restrictions on Intercompany Transfers. 120129 Section 10.4 Merger, Consolidation, Sales of Assets and Other Arrangements. 121130 Section 10.5 [Intentionally Omitted]. 122132 Section 10.6 Fiscal Year. 122132 Section 10.7 Modifications of Organizational Documents and Material Contracts. 122132 Section 10.8 [Intentionally Omitted]. 122Outbound Investment Rules. 132 Section 10.9 Transactions with Affiliates. 122132 Section 10.10 Environmental Matters. 123133 Section 10.11 Derivatives Contracts. 123133 ARTICLE XI. DEFAULT 123133 Section 11.1 Events of Default. 123133 Section 11.2 Remedies Upon Event of Default. 126136 Section 11.3 [Intentionally Omitted]. 127137 Section 11.4 Marshaling; Payments Set Aside. 127137 Section 11.5 Allocation of Proceeds. 128138 Section 11.6 Letter of Credit Collateral Account. 128138 Section 11.7 Rescission of Acceleration by Requisite Lenders. 130140 Section 11.8 Performance by Administrative Agent. 130140 Section 11.9 Rights Cumulative. 130140 ARTICLE XII. THE ADMINISTRATIVE AGENT 131141 Section 12.1 Appointment and Authorization. 131141 Section 12.2 Wells Fargo as Lender. 132142 Section 12.3 Sustainability Structuring Agent. 132142 Section 12.4 Specified Derivatives Contracts. 133143 Section 12.5 Approvals of Lenders. 133143 Section 12.6 Notice of Events of Default. 133143 Section 12.7 Administrative Agent’s Reliance. 133143 Section 12.8 Indemnification of Administrative Agent. 134144 Section 12.9 Lender Credit Decision, Etc. 135145 Section 12.10 Successor Administrative Agent. 136146 Section 12.11 Titled Agents. 137147 Section 12.12 Erroneous Payments. 137147 Section 12.13 Collateral Matters; Protective Advances. 148 Section 12.14 Post-Foreclosure Plans. 149 ARTICLE XIII. MISCELLANEOUS 138150 Section 13.1 Notices. 138150 Section 13.2 Expenses. 141152 Section 13.3 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. 142153 Section 13.4 Setoff. 142153 Section 13.5 Litigation; Jurisdiction; Other Matters; Waivers. 143154 Section 13.6 Successors and Assigns. 144155 Section 13.7 Amendments and Waivers. 148159 Section 13.8 Non-Liability of Administrative Agent and Lenders. 151163 Section 13.9 Confidentiality. 152163 Section 13.10 Indemnification. 153164

NAI-5000938357v5 US-DOCS\161437759.18 TABLE OF CONTENTS Page iv Section 13.11 Termination; Survival. 155166 Section 13.12 Severability of Provisions. 155166 Section 13.13 GOVERNING LAW. 155167 Section 13.14 Counterparts. 155167 Section 13.15 Obligations with Respect to Loan Parties. 156167 Section 13.16 Independence of Covenants. 156167 Section 13.17 Limitation of Liability. 156167 Section 13.18 Entire Agreement. 157168 Section 13.19 Construction. 157168 Section 13.20 Headings. 157168 Section 13.21 Time. 157168 Section 13.22 No Advisory or Fiduciary Responsibility. 157168 Section 13.23 Lender’s Agents. 158169 Section 13.24 Special Representations, Warranties and Covenants Regarding Sanctions, Anti-Corruption, Anti-Money Laundering. 158169 Section 13.25 Amendment and Restatement; No Novation. 159170 Section 13.26 Certain ERISA Matters. 159170 Section 13.27 Acknowledgment Regarding Any Supported QFCs. 160171

NAI-5000938357v5 US-DOCS\161437759.18 v SCHEDULE 1.1(a) Commitment Amounts and Commitment Percentages SCHEDULE 1.1(b)(i) Loan Parties SCHEDULE 1.1(b)(ii) Excluded Subsidiaries SCHEDULE 1.1(c) Permitted Liens SCHEDULE 1.1(d) Existing Letters of Credit SCHEDULE 1.1(e) Ground Leases With Remaining Terms of Less Than 30 Years SCHEDULE 1.1(f) Ground Leases Subject to Consent SCHEDULE 1.1(g) Private Placement Notes SCHEDULE 4.2 Unencumbered Pool Properties SCHEDULE 7.1(b) Ownership Structure SCHEDULE 7.1(f)(i) List of Properties SCHEDULE 7.1(f)(ii) Eligible Properties SCHEDULE 7.1(g) Existing Indebtedness SCHEDULE 7.1(h) Material Contracts SCHEDULE 7.1(i) Litigation EXHIBIT A Form of Assignment and Assumption Agreement EXHIBIT B Form of Guaranty EXHIBIT C Form of Notice of Borrowing EXHIBIT D Form of Notice of Continuation EXHIBIT E Form of Notice of Conversion EXHIBIT F-1 Form of Revolving Note EXHIBIT F-2 Form of Term Loan Note EXHIBIT G Form of Compliance Certificate EXHIBIT H Form of Disbursement Instruction Agreement EXHIBIT I-1 through 4 Form of Tax Compliance Certificates EXHIBIT J Form of Alternative Currency Credit Notice EXHIBIT K Form of Sustainability Certificate EXHIBIT L Form of Pledge Agreement

NAI-5000938357v5 US-DOCS\161437759.18 0 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of December 21, 2021, by and among HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), each of the financial institutions initially a signatory hereto, together with their successors and assignees under Section 13.6 (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), WELLS FARGO SECURITIES, LLC and BOFA SECURITIES, INC., as the Active Joint Lead Arrangers and Joint Bookrunners (as more particularly set forth below, collectively, the “Active Joint Lead Arrangers”), U.S. BANK NATIONAL ASSOCIATION, KEYBANC CAPITAL MARKETS, INC., and ROYAL BANK OF CANADA, as the Joint Lead Arrangers (collectively, the “Joint Lead Arrangers”; together with the Active Joint Lead Arrangers, the “Lead Arrangers”), BANK OF AMERICA, N.A., as Syndication Agent (the “Syndication Agent”), U.S. BANK NATIONAL ASSOCIATION, KEYBANC CAPITAL MARKETS, INC., GOLDMAN SACHS BANK USA, MORGAN STANLEY SENIOR FUNDING, INC., BARCLAYS BANK PLC, ROYAL BANK OF CANADA and FIFTH THIRD BANK,and KEYBANK NATIONAL ASSOCIATION, as Documentation Agents (the “Documentation Agents”), and BMO HARRIS BANK N.A. and REGIONS BANK, as Senior Managing Agents (the “Senior Managing Agents”), and Wells Fargo Securities, LLC, as Sustainability Structuring Agent (the “Sustainability Structuring Agent”). WHEREAS, the Administrative Agent, the Issuing Bank and certain Lenders previously made available to the Borrower (i) a $600,000,000 revolving credit facility, $90,000,000 swingline subfacility and a $37,500,000 letter of credit subfacility (collectively, the “Existing Revolving Facility”) and (ii) a $850,000,000 term loan facility (the “Existing Term Loan Facility” and, together with the Existing Revolving Facility, the “Existing Credit Facilities”), in each case pursuant to the Third Amended and Restated Credit Agreement, dated as of March 13, 2018, by and among the Borrower, the financial institutions party thereto as “Lenders,” Wells Fargo, as Administrative Agent, and the other agent parties thereto, if any, as modified by that certain Amendment No. 1 to Credit Agreement, dated as of March 1, 2019 and that certain Amendment No. 2 to Credit Agreement, dated as of November 7, 2019 (as heretofore further amended, restated, modified or supplemented from time to time, collectively, the “Existing Credit Agreement”). WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement to provide, among other things, that Administrative Agent, the Issuing Banks and the Lenders will make available to the Borrower (i) a revolving credit facility available solely in USD in the initial aggregate amount of $750,000,000, which will include a letter of credit subfacility aggregating up to $37,500,000 and (ii) a revolving multicurrency credit facility in the initial aggregate amount of $250,000,000, which will include a letter of credit subfacility aggregating up to $12,500,000, in each such case, on the terms and conditions contained herein. As of the date hereof, the Existing Term Loan Facility has been repaid in full. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree that the Existing Credit Agreement is hereby amended and restated in its entirety by this Agreement as follows:

NAI-5000938357v5 US-DOCS\161437759.18 1 ARTICLE I. DEFINITIONS Section 1.1 Definitions. In addition to terms defined elsewhere herein, the following terms shall have the following meanings: “2025 Projections” means the projections of Hudson REIT and its Subsidiaries furnished to the Administrative Agent by or on behalf of Hudson REIT and its Subsidiaries on or prior to the Fifth Amendment Effective Date. “Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Guaranty. “Acquisition” means any direct or indirect acquisition of assets by Hudson REIT, the Borrower, any Subsidiary or any Unconsolidated Affiliate, which assets are accretive to Total Asset Value. “Active Joint Lead Arrangers” means Wells Fargo Securities, LLC and BofA Securities, Inc. “Additional Costs” has the meaning given such term in Section 5.1(b). “Adjusted Daily Simple SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Daily Simple SOFR for such calculation plus (b) the SOFR Adjustment; provided that if Adjusted Daily Simple SOFR as so determined shall ever be less than the Floor, then Adjusted Daily Simple SOFR shall be deemed to be the Floor. “Adjusted EBITDA” means EBITDA less Capital Reserves. “Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) the Term CORRA Adjustment; provided that if Adjusted Term CORRA as so determined shall ever be less than the Floor, then Adjusted Term CORRA shall be deemed to be the Floor. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means Wells Fargo Bank, National Association, as contractual representative of the Lenders under this Agreement, or any successor “Administrative Agent” appointed pursuant to Section 12.10. “Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning given such term in Section 5.6.

NAI-5000938357v5 US-DOCS\161437759.18 2 “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. In no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower. “Agreement” has the meaning set forth in the introductory paragraph hereof. “Agreement Date” means the date as of which this Agreement is dated. “Alternative Currency” means (a) Sterling, (b) Canadian Dollars and (c) each other currency (other than Dollars) that is approved in accordance with Section 1.8. “Alternative Currency Advance” means each Multicurrency Loan disbursement. “Alternative Currency Credit Notice” means a notice substantially in the form of Exhibit J attached hereto. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Interest Period” means, as to each Alternative Currency Advance, the period commencing on the date such Alternative Currency Advance is disbursed or Continued as an Alternative Currency Advance and ending on the numerically corresponding date that is one (1), three (3) or (except with respect to any Loan bearing interest based on the Term CORRA) six (6) months thereafter, as selected by Borrower in the Alternative Currency Credit Notice; provided that: (a) any Alternative Currency Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Alternative Currency Interest Period shall end on the next preceding Business Day; (b) any Alternative Currency Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Alternative Currency Interest Period) shall end on the last Business Day of the calendar month at the end of such Alternative Currency Interest Period; and (c) no Alternative Currency Interest Period shall extend beyond the applicable Maturity Date. “Alternative Currency Interest Rate” means: (a) with respect to any Multicurrency Obligation denominated in Pounds Sterling, Daily Simple SONIA; or (b) with respect to any Multicurrency Obligation denominated in Canadian Dollars, the per annum rate determined by the Administrative Agent to be the Term CORRA.

Notwithstanding the foregoing, in no event shall the Alternative Currency Interest Rate for any Alternative Currency or Alternative Currency Advance be less than 0%.

"**Anti-Corruption Laws**" means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder.

"**Anti-Money Laundering Laws**" means all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the "Bank Secrecy Act," 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

"**Applicable Facility Fee**" means the percentage set forth in the table below corresponding to the Level at which "Applicable Facility Fee - Rating" or "Applicable Facility Fee – Ratio" is then determined, as applicable. Any change in the applicable Level at which the Applicable Margin is determined shall result in a corresponding and simultaneous change in the Applicable Facility Fee (including, without limitation, any such change on the Fourth Amendment Effective Date or the Fifth Amendment Effective Date). Notwithstanding anything to the contrary contained herein, (x) from and after the Fourth Amendment Effective Date, the Applicable Facility Fee applicable to Revolving USD Tranche Commitments and Revolving Multicurrency Tranche Commitments shall be no lower than the percentage corresponding to Level IV in the applicable table below, and (y) from and after the Fifth Amendment Effective Date, no such floor as described in the foregoing clause (x) shall apply to the Extended Revolving Commitments. The provisions of this definition shall be subject to Section 2.6(c).

Applicable Facility Fee – Ratio						
Leverage Ratio	**< 35%**	**≥ 35% < 40%**	**≥ 40% < 45%**	**≥ 45% < 50%**	**≥ 50%<55%**	**≥ 55%**
Level	**Level I**	**Level II**	**Level III**	**Level IV**	**Level V**	**Level VI**
Applicable Facility Fee	0.150%	0.150%	0.200%	0.200%	0.300%	0.300%

Applicable Facility Fee – Rating						
Rating	**A / A2**	**A- / A3**	**BBB+ / Baa1**	**BBB / Baa2**	**BBB- / Baa3**	**Lower than BBB- / Baa3**
Level	**Level I**	**Level II**	**Level III**	**Level IV**	**Level V**	**Level VI**
Applicable Facility Fee	0.100%	0.125%	0.150%	0.200%	0.250%	0.300%

"**Applicable Law**" means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

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NAI-5000938357v5 US-DOCS\161437759.18 4 “Applicable Leased Percentage” means, as applicable, (i) seventy percent (70%) for Studio Properties and (ii) eighty-five percent (85%) for Office Properties and any other Properties other than Studio Properties. “Applicable Margin” means the Applicable Margin – Ratio, and following the Borrower’s written election to the Administrative Agent at a time when Hudson REIT maintains an Investment Grade Rating, the Applicable Margin – Rating. Such election of the Applicable Margin– Rating by the Borrower shall be irrevocable once made; provided that it is understood and agreed that (i) the “Applicable Margin” with respect to any Term Loans shall be as set forth for such Term Loans in the applicable Incremental Joinder Agreement for such Term Loans and (ii) the “Applicable Margin otherwise applicable pursuant to the terms of this Agreement shall be increased by 0.20% at all times the financial covenants set forth in Sections 10.1(a) and/or 10.1(b) (i.e., the ratio of Total Liabilities to Total Asset Value and/or the ratio of Unsecured Indebtedness to Unencumbered Asset Value) exceed 0.60 to 1.00, as determined from the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 9.3. “Applicable Margin – Rating” means, with respect to a particular Class and Type of Loans, the percentage rate set forth in the table below corresponding to the level (each a “Level”) into which Hudson REIT’s Credit Rating then falls; provided that it is understood and agreed that the “Applicable Margin” with respect to any Term Loans, if applicable, shall be as set forth for such Term Loans in the applicable Incremental Joinder Agreement for such Term Loans. Any election by Borrower for the Applicable Margin – Rating to apply and any change in Hudson REIT’s Credit Rating which would cause it to move tothe Applicable Margin – Rating to be determined based on a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4(q) that Hudson REIT’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section, but the Administrative Agent becomes aware that Hudson REIT’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that Hudson REIT’s Credit Rating has changed. Following the Borrower’s written election to the Administrative Agent selecting the Applicable Margin – Rating, the Borrower shall use commercially reasonable efforts to have two (2) Credit Ratings at all times, at least one of which shall be from S&P or Moody’s. During any period that the Borrower has received only two (2) Credit Ratings, at least one of which shall be from S&P or Moody’s, that are equivalent, the Applicable Margin – Rating shall be determined based on the Level corresponding to such Credit Ratings. In the event that (x) the Borrower receives only two (2) Credit Ratings, at least one of which shall be from S&P or Moody’s, and such Credit Ratings are not equivalent, or (y) the Borrower receives more than two (2) Credit Ratings, and such Credit Ratings received are not all equivalent, then, in each case, the Applicable Margin – Rating shall be (a) if the difference between the highest and the lowest such Credit Ratings is one ratings category (e.g. Baa2 by Moody's and BBB- by S&P or Fitch), the Applicable Margin shall be the rate per annum that would be applicable if the highest of the Credit Ratings were used; and (b) if the difference between the highest and the lowest such Credit Ratings is two ratings categories (e.g. Baal by Moody's and BBB- by S&P or Fitch) or more, the Applicable Margin – Rating shall be the rate per annum that would be applicable if the average of the two (2) highest Credit Ratings were used, provided that if such average is not a recognized rating category (i.e., the difference between the Credit Ratings is an even number of ratings categories), then the Applicable Margin shall be based on the lower of the two (2) highest Credit Ratings. Following the Borrower’s written election to the Administrative Agent selecting the Applicable Margin – Rating, during any period for which the Borrower has received a Credit Rating from only one Rating Agency, then the Applicable Margin – Rating shall be determined based on such Credit Rating so long as such Credit Rating is from either S&P or Moody’s. During any period that the Borrower (A) has not received a Credit Rating or (B) has not received a Credit Rating from S&P and has not received a Credit Rating from

Moody's, the Applicable Margin - Rating shall be determined based on Level VI. The provisions of this definition shall be subject to Section 2.6(c).

Rating	A / A2 or better	A- / A3	BBB+ / Baa1	BBB / Baa2	BBB- / Baa3	Lower than BBB- / Baa3
Level	Level I	Level II	Level III	Level IV	Level V	Level VI
Revolving Loan (any Class) - SOFR Loan and Multicurrency Loan Applicable Margin	0.700%	0.725%	0.775%	0.850%	1.050%	1.400%
Revolving Loan (any Class) - Base Rate Loan Applicable Margin	0.000%	0.000%	0.000%	0.000%	0.050%	0.400%

During any applicable Sustainability Adjustment Period, the Applicable Margin set forth in the table above shall be decreased by the Applicable Sustainability Adjustment (if any) in effect during such Sustainability Adjustment Period; provided that in no event shall the Applicable Margin be less than zero.

"**Applicable Margin – Ratio**" means, with respect to a particular Class and Type of Loans, the percentage rate set forth below corresponding to the ratio of Total Liabilities to Total Asset Value as determined in accordance with Section 10.1(a); provided that it is understood and agreed that the "Applicable Margin" with respect to any Term Loans shall be as set forth for such Term Loans in the applicable Incremental Joinder Agreement for such Term Loans:

Leverage Ratio	< 35%	≥ 35% < 40%	≥ 40% < 45%	≥ 45% < 50%	≥ 50% < 55%	≥ 55%
Level	Level I	Level II	Level III	Level IV	Level V	Level VI
Revolving Loan (any Class) - SOFR Loan and Multicurrency Loan Applicable Margin	1.05%	1.10%	1.20%	1.25%	1.30%	1.50%
Revolving Loan (any Class) - Base Rate Loan Applicable Margin	0.10%	0.15%	0.20%	0.25%	0.30%	0.50%

The Applicable Margin - Ratio for Loans shall be determined by the Administrative Agent from time to time, based on the ratio of Total Liabilities to Total Asset Value as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 9.3. Any adjustment to the Applicable Margin - Ratio shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3. If the Borrower fails to deliver a Compliance Certificate pursuant to Section 9.3, the Applicable Margin – Ratio shall equal the percentage corresponding to Level VI until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing or anything to the contrary contained

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NAI-5000938357v5 US-DOCS\161437759.18 6 herein, (x) from and after the Fourth Amendment Effective Date, the Applicable Margin - Ratio applicable to Revolving USD Tranche Loans and Revolving Multicurrency Tranche Loans shall be no lower than the percentage corresponding to Level IV, and (y) from and after the Fifth Amendment Effective Date, no such floor as described in the foregoing clause (x) shall apply to Extended Revolving Loans (it being understood and agreed that, if applicable to give effect to the Applicable Margin - Ratio floor (or inapplicability thereof) set forth in this sentence, the Applicable Margin – Ratio shall be adjusted as of the Fourth Amendment Effective Date or the Fifth Amendment Effective Date, as applicable). The provisions of this definition shall be subject to Section 2.6(c). During any applicable Sustainability Adjustment Period, the Applicable Margin set forth in the table above shall be decreased by the Applicable Sustainability Adjustment (if any) in effect during such Sustainability Adjustment Period; provided that in no event shall the Applicable Margin be less than zero. “Applicable Sustainability Adjustment” means, for any Sustainability Adjustment Period (beginning with the Sustainability Adjustment Period for fiscal year 2022 and ending with the Sustainability Adjustment Period ending May 1, 2026), determined by reference to the LEED Sustainability Rating Metric and Fitwel Sustainability Metric as reported in the Sustainability Certificate delivered pursuant to Section 9.3 for the immediately preceding fiscal year of the Borrower and accompanied by a report by a Sustainability Metric Auditor or an externally verified corporate responsibility report acceptable to the Administrative Agent in its sole discretion confirming the same: (a) if the Borrower achieves or exceeds the Fitwel Sustainability Metric Target (but not the LEED Sustainability Metric Target) for the immediately preceding fiscal year, the Applicable Sustainability Adjustment for such Sustainability Adjustment Period shall be one (1) basis point reduction in the Applicable Margin set forth in each applicable pricing table in the definition of “Applicable Margin”; (b) if the Borrower achieves or exceeds the LEED Sustainability Metric Target (but not the Fitwel Sustainability Metric Target) for the immediately preceding fiscal year, the Applicable Sustainability Adjustment for such Sustainability Adjustment Period shall be one (1) basis point reduction in the Applicable Margin set forth in each applicable pricing table in the definition of “Applicable Margin”; (c) if the Borrower achieves or exceeds both the Fitwel Sustainability Metric and LEED Sustainability Metric Target for the immediately preceding fiscal year, the Applicable Sustainability Adjustment for such Sustainability Adjustment Period shall be two (2) basis point reduction in the Applicable Margin set forth in each applicable pricing table in the definition of “Applicable Margin”; or (d) if (i) none of the Fitwell Sustainability Metric Targets and LEED Sustainability Metric Targets set forth in clauses (a) through (c) above are achieved or exceeded for such Fiscal Year, or (ii) the Borrower shall have elected in its sole discretion to not report the Sustainability Metric Targets in the applicable Sustainability Certificate, the Applicable Sustainability Adjustment for such Sustainability Adjustment Period shall be zero and there shall be no Applicable Sustainability Adjustment to the Applicable Margin set forth in the pricing tables in the definition of “Applicable Margin”. Notwithstanding anything to the contrary herein, until the delivery of the Sustainability Certificate delivered in respect of Fiscal Year 2022 pursuant to Section 9.3, the Applicable Sustainability Adjustment shall be zero and there shall be no Applicable Sustainability Adjustment to the Applicable Margin set forth in the pricing tables in the definition of “Applicable Margin. In no event shall more than one of the foregoing clauses of this definition above apply concurrently.

NAI-5000938357v5 US-DOCS\161437759.18 7 “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be reasonably determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender. “Approved International Location” means Canada, the United Kingdom and each other location agreed to in writing by the Administrative Agent in its sole discretion. “Assignment and Assumption” means an Assignment and Assumption Agreement entered into by a Lender, and an Eligible Assignee (with the consent of any party whose consent is required by Section 13.6), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark for any applicable currency, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 5.2(b). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliatesAffiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the Bankruptcy Code of 1978, as amended. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus one half of one percent (0.50%) and (c) Adjusted Daily Simple SOFR plus one percent (1.0%); each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Daily Simple SOFR (provided that clause (c) shall not be applicable during any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor); provided, however, that if the Base Rate determined as provided above would be less than zero percent (0.0%), then the Base Rate shall be deemed to be zero percent (0.0%). “Base Rate Loan” means a Loan (or any portion thereof) bearing interest at a rate based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.

NAI-5000938357v5 US-DOCS\161437759.18 8 “Benchmark” means, initially, with respect to (a) any Obligations (other than interest accruing on Base Rate Loans borrowed pursuant to Section 2.1(b)(ii), with respect to which the “Benchmark” means Adjusted Daily Simple SOFR), interest, fees, commissions or other amounts denominated in Dollars or calculated with respect thereto, Adjusted Daily Simple SOFR or Adjusted Term SOFR, as applicable, (b) any Obligations, interest, fees, commissions or other amounts denominated in Sterling or calculated with respect thereto, Daily Simple SONIA or (c) any Obligations, interest, fees, commissions or other amounts denominated in Canadian Dollars or calculated with respect thereto, Term CORRA; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to any such benchmark rate, then “Benchmark” with respect to Obligations, interest, fees, commissions or other amounts denominated in such currency means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.2(b)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event or Early Opt-in Election with respect to afor any then-current Benchmark, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided, that with respect to a Benchmark with respect to any Obligations, interest, fees, commissions or other amounts denominated in any currency other than Dollars or calculated with respect thereto, only the alternative set forth in clause (32) below shall apply: (1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment; provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to such Benchmark Replacement Date that the Borrower has a Derivatives Contract in place with respect to any of the Loans denominated in Dollars as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (1) for such Benchmark Transition Event or Early Opt-in Election, as applicable, in which event clause (3) below shall apply; provided that, in the case of this clause (1), the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; (21) the sum of: (A)Adjusted Daily Simple SOFR and (B) the relatedif such then-current Benchmark Replacement Adjustmentis Adjusted Term SOFR); (32) the sum of: (A)a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the currency applicable to such Benchmark at such time, and (Bb) the related Benchmark Replacement Adjustment; provided that, if any such Benchmark Replacement pursuant to clauses (1), or (2) or (3) above would be less than the applicable Floor, such Benchmark Replacement will be deemed to be the applicable Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark for any currency with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

NAI-5000938357v5 US-DOCS\161437759.18 9 , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement; (b) the spread adjustment (which may be a positive or negative value or zero) that would apply at such time, as determined by the Administrative Agent in its reasonable discretion, to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark; (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by thethe Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the currency applicable to such Benchmark;. provided that, (x) in the case of clause (1) of this definition above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if such then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance with Section 5.2(b) will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period. “Benchmark Replacement Conforming Changes” means, with respect to the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of reserve adjustment provisions, the applicability of breakage provisions, the applicability and length of lookback periods, applicable changes to Section 13.10, and other technical, administrative or operational matters) that the Administrative Agent reasonably determines in consultation with the Borrower may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is

NAI-5000938357v5 US-DOCS\161437759.18 10 not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any then-current Benchmark, the earliest to occur of the following events with respect to such Benchmark for the applicable currency: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or. (c) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Requisite Lenders. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark for any applicable currency, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, the central bank for the currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a

NAI-5000938357v5 US-DOCS\161437759.18 11 court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark for any applicable currency, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any applicable currency, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.2(b) and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.2(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by the Borrower. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “Book Value Property” means, at any given time, a Property that was not at least Applicable Leased Percentage leased or occupied (which shall exclude any leases where the tenant has vacated the

NAI-5000938357v5 US-DOCS\161437759.18 12 premises, is no longer paying rent and has not entered into a valid sublease for such space) for one (1) full fiscal quarter during the most recently ended two (2) fiscal quarter period, which Property is designated as a “Book Value Property” by the Borrower in the applicable calculation of Total Asset Value; provided that to the extent that the aggregate Total Asset Value of Properties designated by the Borrower as “Book Value Properties” in any calculation of Total Asset Value exceeds 25% of Total Asset Value, the amount in excess thereof shall be excluded (and no such designation of any given Property shall be permitted to be made if such percentage cap was exceeded immediately prior to such designation). “Book Value Unencumbered Pool Property” means, at any given time, an Unencumbered Pool Property that was not at least Applicable Leased Percentage leased or occupied (which shall exclude any leases where the tenant has vacated the premises, is no longer paying rent and has not entered into a valid sublease for such space) for one (1) full fiscal quarter during the most recently ended two (2) fiscal quarter period, which Unencumbered Pool Property is designated as a “Book Value Unencumbered Pool Property” by the Borrower in the applicable calculation of Unencumbered Asset Value; provided that to the extent that the aggregate Unencumbered Asset Value of Unencumbered Pool Properties designated by the Borrower as “Book Value Unencumbered Pool Properties” in any calculation of Unencumbered Asset Value exceeds 30% of Unencumbered Asset Value, the amount in excess thereof shall be excluded (and no such designation of any given Unencumbered Pool Property shall be permitted to be made if such percentage cap was exceeded immediately prior to such designation). “Book Value Unencumbered Studio Service Subsidiary” means an Unencumbered Studio Service Subsidiary designated as a “Book Value Unencumbered Studio Service Subsidiary” by the Borrower in the applicable calculation of Unencumbered Asset Value; provided that to the extent that the aggregate Unencumbered Asset Value of Unencumbered Studio Service Subsidiaries designated by the Borrower as “Book Value Unencumbered Studio Service Subsidiaries” in any calculation of Unencumbered Asset Value exceeds 10% of Unencumbered Asset Value, the amount in excess thereof shall be excluded (and no such designation of any given Unencumbered Studio Service Subsidiary shall be permitted to be made if such percentage cap was exceeded immediately prior to such designation). “Borrower” has the meaning set forth in the introductory paragraph hereof and shall include the Borrower’s successors and permitted assigns. “Borrower Information” has the meaning given such term in Section 2.6(c). “Borrower LP Agreement” means the FourthFifth Amended and Restated Agreement of Limited Partnership of the Borrower, dated as of December 17, 2015November 16, 2021, as amended by that certain First Amendment to Fifth Amended and Restated Agreement of Limited Partnership, dated as of June 13, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Borrower Preferred Units” means the Borrower’s Series A Preferred Units and Series C Preferred Units, in each case, as defined in the Borrower LP Agreement. “Business Day” means (a) for all purposes other than as set forth in clauses (b) and (c) below, any day (other than a Saturday, Sunday or legal holiday) on which banks in Los Angeles, California, and New York, New York, are open for the conduct of their commercial banking business and (b) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Canadian Dollars, any day that is a Business Day described in clause (a) and that is also a day (other than a Saturday or Sunday) on which banks are open for business in Toronto. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.

NAI-5000938357v5 US-DOCS\161437759.18 13 “Canadian Dollars” or “C$” means lawful currency of Canada. “Capital Reserves” means, for any period and with respect to a Property, an amount equal to (a) $0.25 per square foot for Office Properties or any other Properties other than Studio Properties or (b) $0.40 per square foot for Studio Properties multiplied by a fraction, the numerator of which is the number of days in such period and the denominator of which is three hundred sixty-five (365). If the term Capital Reserves is used without reference to any specific Property, then the amount shall be determined on an aggregate basis with respect to all Properties of Hudson REIT and its Subsidiaries on a consolidated basis and Hudson REIT’s Ownership Share of all Properties of all Unconsolidated Affiliates. “Capitalization Rate” means, as applicable, (a) eight percent (8.00%) for Studio Properties and (b) for Office Properties and any other Properties other than Studio Properties, (i) at any time prior to the Original Revolving Maturity Date, six and one-half percent (6.50%), and (ii) from and after the Original Revolving Maturity Date, six and three-quarters percent (6.75%). “Capitalized Lease Obligation” means obligations under a lease (to pay rent or other amounts under any lease or other arrangement conveying the right to use property) that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date. “Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the applicable Issuing Bank or the applicable Revolving Lenders, as collateral for Letter of Credit Liabilities or obligations of such Revolving Lenders to fund participations in respect of Letter of Credit Liabilities, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the applicable Issuing Bank; provided that with respect to any Multicurrency Letter of Credit and any Revolving Multicurrency Tranche Letter of Credit Liabilities denominated in an Alternative Currency, solely at the option of the Administrative Agent or the applicable Issuing Bank, any Cash Collateral provided with respect thereto may be provided in such Alternative Currency. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means: (a) securities issued, guaranteed or insured by the United States of America, Canada, the United Kingdom or any of its agenciesagency thereof with maturities of not more than one yeartwo years from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short- term commercial paper rating of at least A- 2 or the equivalent by S&P or at least P- 2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A- 2 or the equivalent thereof by S&P or at least P- 2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least eighty-five percent (85.0%) of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.; and (f) instruments equivalent to those

NAI-5000938357v5 US-DOCS\161437759.18 14 referred to in clauses (a) through (e) above denominated in any foreign currency and comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in any jurisdiction outside the United States of America to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction. “Class” means (a) when used with respect to a Commitment, refers to whether such Commitment is aan Extended Revolving Commitment, Revolving USD Tranche Commitment, Revolving Multicurrency Tranche Commitment or a Term Loan Commitment; (b) when used with respect to a Loan, refers to whether such Loan is aan Extended Revolving Loan, Revolving USD Tranche Loan, Revolving Multicurrency Tranche Loan or a Term Loan advance; (c) when used with respect to a Letter of Credit, refers to whether such Letter of Credit is an Extended Letter of Credit, a Revolving USD Tranche Letter of Credit or a Revolving Multicurrency Tranche Letter of Credit; and (d) when used with respect to a Lender, refers to whether such Lender is aan Extended Revolving Lender, Revolving USD Tranche Lender, Revolving Multicurrency Tranche Lender or a Term Loan Lender. “Collateral” means any real or personal property on which a Lien is granted to secure any of the Obligations pursuant to the Loan Documents, including, without limitation, all Pledged Interests. “Collateral Permitted Liens” means Permitted Liens other than (i) Permitted Liens described in clause (f) of the definition thereof unless such Liens are subordinated in right of payment to the Obligations in a manner reasonably satisfactory to the Administrative Agent, and (ii) Permitted Liens described in clause (g) of the definition thereof. “Commitment” means, as to a Lender, such Lender’s Extended Revolving Commitment, such Lender’s Revolving USD Tranche Commitment, such Lender’s Revolving Multicurrency Tranche Commitment and/or such Lender’s applicable Term Loan Commitment, as the context may suggest or require. “Commitment Percentage” means Term Loan Commitment Percentage, Extended Revolving Commitment Percentage, Revolving USD Tranche Commitment Percentage or Revolving Multicurrency Tranche Commitment Percentage, as the context may suggest or require. “Commitment Reduction Notice” has the meaning given such term in Section 2.13. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) as amended from time to time, and any successor statute. “Compliance Certificate” has the meaning given such term in Section 9.3. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Construction-in-Progress” means Property undergoing ground-up construction, but not yet completed, and Property on which re-entitlement (which shall not include minor changes in zoning) or material construction is planned or reasonably anticipated as determined by the Borrower in good faith, but not yet completed. Such Property shall cease to be Construction-in-Progress for purposes of determining Total Asset Value and Unencumbered Asset Value, (1) if Development Completion occurs at any time during the first month of a fiscal quarter, at the end of such fiscal quarter or (2) if Development Completion occurs after the first month of a fiscal quarter, at the end of the following fiscal quarter. For purposes hereof “Development Completion” means the earlier of (a) eighteen (18) months after substantial completion of all improvements (other than tenant improvements of unoccupied space) related

NAI-5000938357v5 US-DOCS\161437759.18 15 to the development of such Property, (b) such time as Construction-in-Progress achieves an Occupancy Rate of at least eighty-five percent (85.0%), and (c) such time as the planned or reasonably anticipated re-entitlement and/or construction of the applicable Property, as applicable, will no longer be pursued as determined by the Borrower in good faith. “Continue”, “Continuation” and “Continued” means the continuation of a Term SOFR Loan from one Interest Period to another Interest Period or a Daily Simple SOFR Loan as a Daily Simple SOFR Loan, as applicable, pursuant to Section 2.10 or Section 5.2(b), or the continuation of a Multicurrency Loan denominated in an Alternative Currency from one Alternative Currency Interest Period to another Alternative Currency Interest Period, each if available, pursuant to Section 2.10. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convert”, “Conversion” and “Converted” means the conversion of a Loan denominated in Dollars of one Type into a Loan of another Type pursuant to Section 2.11. “CORRA” means a rate equal to the Canadian Overnight Repo Rate Average as administered and published by the CORRA Administrator. “CORRA Administrator” means the Bank of Canada (or any successor administrator of the Term CORRA Reference Rate). “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Event” means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Base Rate Loan into a SOFR Loan, (c) the Continuation of a SOFR Loan or a Multicurrency Loan and (d) the issuance of a Letter of Credit or the amendment of a Letter of Credit that extends the maturity (other than any automatic renewal in the absence of a notice of non-renewal from any applicable Issuing Bank as set forth in Section 2.4(b)), or increases the Stated Amount, of such Letter of Credit. “Credit Rating” means the public corporate or corporate family, as applicable, issuer rating of Hudson REIT as determined by a Rating Agency . “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the US Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SOFR Loan” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative AgentLoan (or any portion thereof) (other than a Base Rate Loan) bearing interest at a rate based on Adjusted Daily Simple SOFR. Notwithstanding anything herein to the contrary, but without limiting any Benchmark Replacement in

NAI-5000938357v5 US-DOCS\161437759.18 16 accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “terms and provisions of this Agreement, no Revolving USD Tranche Loan or Revolving Multicurrency Tranche Loan shall be borrowed as, Converted to, or Continued as a Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. Loan. “Daily Simple SONIA” means, for any day (a “Simple SONIA Rate Day”), a rate per annum equal to the greater of (a) the sum of (i) SONIA for the day (such day, a “Simple SONIA Determination Day”) that is five (5) RFR Business Days prior to (A) if such Simple SONIA Rate Day is a RFR Business Day, such Simple SONIA Rate Day or (B) if such Simple SONIA Rate Day is not a RFR Business Day, the RFR Business Day immediately preceding such Simple SONIA Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website, plus (ii) the SONIA Adjustment, and (b) the applicable Floor. If by 5:00 p.m. (London time) on the second (2nd) RFR Business Day immediately following any Simple SONIA Determination Day, the SONIA in respect of such Simple SONIA Determination Day has not been published on the SONIA Administrator’s Website, then the SONIA for such Simple SONIA Determination Day will be the SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided that any SONIA determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SONIA for no more than three (3) consecutive Simple SONIA Rate Days. Any change in Daily Simple SONIA due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to anythe Borrower. Each determination of Daily Simple SONIA shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 11.1, whether or not there has been satisfied any requirement for the giving of notice, the passage of time, or both. “Defaulting Lender” means, subject to Section 3.9(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Banks or any other Lender any other amount required to be paid by it hereunder (including, with respect to a Revolving Lender, in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or

NAI-5000938357v5 US-DOCS\161437759.18 17 has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interestEquity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9(f)) upon delivery of written notice of such determination to the Borrower and such Defaulting Lender, as well as to the Issuing Banks if such Defaulting Lender is a Revolving Lender. “Derivatives Contract” means a “swap agreement” as defined in Section 101 of the Bankruptcy Code. Notwithstanding anything to the contrary in the foregoing, any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction, and any obligations thereunder, in each case, shall not constitute Derivatives Contracts. “Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender, any Specified Derivatives Provider or any Affiliate of any of them). “Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit H to be executed and delivered by the Borrower pursuant to Section 6.1(a), as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent. “Documentation Agents” has the meaning set forth in the introductory paragraph hereof. “Dollar”, “Dollars”, “USD” or “$” means the lawful currency of the United States of America. “Dollar Equivalent Amount” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable Issuing Bank, as applicable, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Domestic Subsidiary” means any Subsidiary of the Borrower that is organized under the laws of any jurisdiction within the United States of America. “Early Opt-in Election” means,

NAI-5000938357v5 US-DOCS\161437759.18 18 (a) with respect to a Benchmark with respect to any Obligations, interest, fees, commissions or other amounts denominated in Dollars or calculated with respect thereto, if such Benchmark is Adjusted Term SOFR, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, Term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from Adjusted Term SOFR and the provision by the Administrative Agent of written notice of such election to the Lenders; and (b) with respect to a Benchmark with respect to any Obligations, interest, fees, commissions or other amounts denominated in any currency other than Dollars or calculated with respect thereto, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding syndicated credit facilities denominated in such currency at such time contain (as a result of amendment or as originally executed) a new benchmark rate to replace such Benchmark, and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from such Benchmark and the provision by the Administrative Agent of written notice of such election to the Lenders. “Earnings From Studio Service Operations” means, with respect to any Studio Service Subsidiary for a given period and without duplication, the net income (or loss) of such Studio Service Subsidiary from rental and/or fee-based studio-related, production-related and/or ancillary or related services (including, without limitation, related to the business of providing location trailers, production vehicles, trucks, vans, generators, carts, gators, portable toilets and related equipment and facilities) for such period determined on a consolidated basis exclusive of the following (but only to the extent included in the determination of such net income (loss) for such period): (i) depreciation and amortization; (ii) Interest Expense; (iii) income tax expense; (iv) non-cash compensation, (v) extraordinary or nonrecurring items and earnout obligations and payments, (vi) non-operating employee compensation expenses with respect to severance and employee relocation expenses, and (vii) foreign exchange income and/or losses and gain and/or losses on the sale or disposal of assets. Earnings From Studio Service Operations shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP, amortization of intangibles pursuant to FASB ASC 805, amortization of deferred financing costs, and non-cash compensation expenses (to the extent such adjustments would otherwise have been included in the determination of Earnings From Studio Service Operations). For purposes of this definition, nonrecurring items shall be deemed to include (w) transaction costs incurred in connection herewith and the retirement of any Indebtedness, including any portion of the Indebtedness under this Agreement, (x) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.

NAI-5000938357v5 US-DOCS\161437759.18 19 “EBITDA” means, with respect to a Person for a given period and without duplication, the sum of (a) net income (or loss) of such Person for such period determined on a consolidated basis exclusive of the following (but only to the extent included in the determination of such net income (loss) for such period): (i) depreciation and amortization; (ii) Interest Expense; (iii) income tax expense; (iv) non-cash compensation and (v) extraordinary or nonrecurring items, including, without limitation, gains and losses from the sale of operating Properties (but not from the sale of Properties developed for the purpose of sale); plus (b) such Person’s pro-rata share of EBITDA of its Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP, amortization of intangibles pursuant to FASB ASC 805, amortization of deferred financing costs, and non-cash compensation expenses (to the extent such adjustments would otherwise have been included in the determination of EBITDA). For purposes of this definition, nonrecurring items shall be deemed to include (w) transaction costs incurred in connection herewith and the retirement of any Indebtedness, including any portion of the Indebtedness under this Agreement, (x) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” has the meaning given such term in Section 6.1. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries and (ii) any Defaulting Lender or any of its Subsidiaries. “Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is an Office Property or Studio Property; (b) the Property is one hundred percent (100%) owned, or leased under a Ground Lease by the Borrower and/or a Guarantor; (c) neither such Property, nor any interest of the Borrower or any Subsidiary of the Borrower therein, is subject to any Lien (other than Permitted Liens, except Permitted Liens described in clause (g) of the definition thereof) or a Negative Pledge (other than a Negative Pledge expressly permitted under Section 10.2); (d) if such Property is owned or leased by a Guarantor (i) none of the Borrower’s ownership interest in such Guarantor is subject to any Lien (other than Permitted Liens) or to a Negative Pledge (other than a Negative Pledge expressly permitted under Section 10.2); and (ii) other than with respect to the Properties that are subject to the Ground Leases set forth on Schedule 1.1(f), the Borrower directly, or indirectly through a Subsidiary, has the corporate or other organizational power and authority to take the following actions without the need to obtain the consent of any Person (other than the consent of any Person required pursuant to the terms of the Loan Documents): (x) to sell, transfer or otherwise dispose of such Property and (y) to create a Lien

NAI-5000938357v5 US-DOCS\161437759.18 20 on such Property as security for Indebtedness of the Borrower or such Guarantor, as applicable; and (e) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation or marketability of such Property. During such time as the owner of any Unencumbered Pool Property is not required to provide a Guaranty pursuant to Section 8.14(c), the conditions of this definition requiring that such Unencumbered Pool Property be owned by a Guarantor shall be deemed modified to require that such Unencumbered Pool Property be owned by a Subsidiary of Borrower. “Eligible Studio Service Subsidiaries” means an Unencumbered Studio Service Subsidiary which satisfies all of the following requirements: (a) such Unencumbered Studio Service Subsidiary is one hundred percent (100%) owned, and controlled (directly or indirectly) by the Borrower, (b) such Unencumbered Studio Service Subsidiary is a Guarantor; and (c) neither such Unencumbered Studio Service Subsidiary, nor any interest of the Borrower or any Subsidiary of the Borrower therein, is subject to any Lien (other than Permitted Liens, except Permitted Liens described in clause (g) of the definition thereof) or a Negative Pledge (other than a Negative Pledge expressly permitted under Section 10.2). During such time as the owner of any Unencumbered Pool Property is not required to provide a Guaranty pursuant to Section 8.14(c), the conditions of this definition requiring that such Unencumbered Studio Service Subsidiary be a Guarantor shall be deemed modified so as to not require such Unencumbered Studio Service Subsidiary be a Guarantor. “Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, disposal or clean-up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment. “Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination; provided, however, that Equity Interest will not include any Permitted Convertible Indebtedness (it being understood, for the avoidance of doubt, that nothing in this proviso affects the status, as Equity Interests, of any common equity actually issued upon conversion or exchange of any Permitted Convertible Indebtedness). “Equity Pledge” means the Lien in favor of the Administrative Agent (for the benefit of the Lender Parties) on applicable Pledged Interests from time to time as set forth in any Pledge Agreement. “Equity Pledge Delivery Date” has the meaning given such term in Section 8.15.

NAI-5000938357v5 US-DOCS\161437759.18 21 “ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time. “ERISA Event” means, with respect to the ERISA Group, (a) any “reportable event” as defined in Section 4043(c) of ERISA with respect to a Plan (other than an event for which the thirty-day (30) notice period is waived); (b) the withdrawal of a member of the ERISA Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by a member of the ERISA Group of any liability with respect to the withdrawal or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA, respectively) from any Multiemployer Plan; (d) the incurrence by any member of the ERISA Group of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC; (f) the failure by any member of the ERISA Group to make when due required contributions to a Multiemployer Plan or Plan unless such failure is cured within thirty (30) days or, with respect to a Plan, the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard; (g) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the receipt by any member of the ERISA Group of any notice or the receipt by any Multiemployer Plan from any member of the ERISA Group of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or would reasonably be expected to be, insolvent (within the meaning of Section 4245 of ERISA) or in “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the ERISA Group or the imposition of any Lien in favor of a Multiemployer Plan or the PBGC under Title IV of ERISA; or (j) a determination that a Plan is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA). “ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control, which, together with the Borrower or any Subsidiary, are treated as a single employer under Sections 414(b) or (c) of the Internal Revenue Code or, solely for purposes of Section 412 of the Internal Revenue Code and Sections 302 or 4007 of ERISA, Sections 414(m) or (o)of the Internal Revenue Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” means any of the events specified in Section 11.1, provided that any requirement for notice or passage of time or any other condition has been satisfied. “Exchange Act” has the meaning given such term in Section 11.1(l). “Excluded Subsidiary” means (1) any Material Subsidiary (a) holding title to assets that are or are to become within ninety (90) days (subject to extension by Administrative Agent) of acquisition or refinancing collateral for any Secured Indebtedness of such Subsidiary (or the assets of which consist solely of Equity Interests of such a Subsidiary and incidental and immaterial assets in connection with such ownership) and that is (or will be) prohibited from Guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument, or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such

NAI-5000938357v5 US-DOCS\161437759.18 22 Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness, (b) prohibited by law or governmental regulations from Guarantying the Obligations or (c) prohibited from Guarantying the Indebtedness of any other Person pursuant to a provision of such Subsidiary’s organizational documents which provision was required by a third party equity owner of such Subsidiary or (2) any Foreign Subsidiary, Foreign Subsidiary Holding Company, or Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary or of a Foreign Subsidiary Holding Company. All Excluded Subsidiaries as of the AgreementFifth Amendment Effective Date are listed on Schedule 1.1(b)(ii). No Pledgor or Pledged Subsidiary shall at any time constitute an Excluded Subsidiary. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the Guarantee of such Loan Party or the grant of such Lien becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under Section 32 of the Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Recipient with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Recipient acquires such interest in the Loan or Commitment or (ii) in the case of a Lender, such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.10, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10(g) and (d) any Taxes imposed under FATCA. “Existing Credit Agreement” has the meaning set forth in the recitals hereof. “Existing Credit Facilities” has the meaning set forth in the recitals hereof. “Existing Letter of Credit” means the letterletters of credit originallyoutstanding as of, and issued under an Existing Creditthis Agreement prior to, the Fifth Amendment Effective Date and more particularly described on Schedule 1.1(d). “Existing Revolving Facility” has the meaning given that term in the recitals. “Existing Term Loan Facility” has the meaning given that term in the recitals.

NAI-5000938357v5 US-DOCS\161437759.18 23 “Extended L/C Commitment Amount” has the meaning given to such term in Section 2.4(a)(iii). “Extended L/C Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Banks for any drawing honored by any Issuing Bank under an Extended Letter of Credit. “Extended Letter of Credit” means any letter of credit that is issued pursuant to Section 2.4(a)(iii). “Extended Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Extended Letter of Credit, the sum of (a) the Stated Amount of such Extended Letter of Credit; plus (b) the aggregate unpaid principal amount of all Extended L/C Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Extended Letter of Credit. For purposes of this Agreement, an Extended Revolving Lender (other than the Extended Revolving Lender then acting as Issuing Bank with respect to such Extended Letter of Credit) shall be deemed to hold an Extended Letter of Credit Liability in an amount equal to its participation interest under Section 2.4 in the related Extended Letter of Credit, and the Extended Revolving Lender then acting as the Issuing Bank with respect to such Extended Letter of Credit shall be deemed to hold an Extended Letter of Credit Liability in an amount equal to its retained interest in the related Extended Letter of Credit after giving effect to the acquisition by the Extended Revolving Lenders (other than the Extended Revolving Lender then acting as the Issuing Bank with respect to such Extended Letter of Credit) of their participation interests under such Section. “Extended Revolving Commitment” means, as to each Extended Revolving Lender, such Extended Revolving Lender’s obligation to make Extended Revolving Loans pursuant to Section 2.1(a)(iii), and to issue (in the case of the Issuing Banks) and to participate (in the case of the other Extended Revolving Lenders) in Extended Letters of Credit pursuant to Section 2.4(a)(iii), in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule 1.1(a) as such Extended Revolving Lender’s “Extended Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption or Incremental Joinder Agreement, as the same may be reduced from time to time pursuant to Section 2.13 or increased or reduced as appropriate to reflect any assignments to or by such Extended Revolving Lender effected in accordance with Section 13.6 or increased as appropriate to reflect any increase effected in accordance with Section 2.17. “Extended Revolving Commitment Percentage” means, as to each Extended Revolving Lender, the ratio, expressed as a percentage, of (a) the amount of such Extended Revolving Lender’s Extended Revolving Commitment to (b) the aggregate amount of the Extended Revolving Commitments of all Extended Revolving Lenders; provided, however, that if at the time of determination the Extended Revolving Commitments have been terminated or been reduced to zero, the “Extended Revolving Commitment Percentage” of each Extended Revolving Lender shall be the “Extended Revolving Commitment Percentage” of such Extended Revolving Lender in effect immediately prior to such termination or reduction. “Extended Revolving Credit Exposure” means, as to any Extended Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Extended Revolving Loans and such Extended Revolving Lender’s participation in Extended Letter of Credit Liabilities at such time. “Extended Revolving Lender” means a Lender having an Extended Revolving Commitment, or if the Extended Revolving Commitments have terminated, holding any Extended Revolving Loans or Extended Letter of Credit Liabilities.

NAI-5000938357v5 US-DOCS\161437759.18 24 “Extended Revolving Loan” has the meaning given such term in Section 2.1(a)(iii). “Extended Revolving Maturity Date” means December 31, 2028, or such later date to which the Extended Revolving Maturity Date may be extended pursuant to Section 2.14(b). “Extensions of Credit” means, as to any Lender at any time, any and all Loans made by such Lender, Letters of Credit issued by such Lender and Letter of Credit Liabilities owed to such Lender, as the context may suggest or require. “FASB” means the Financial Accounting Standards Board. “FASB ASC” means the Accounting Standards Codification of the FASB. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreement entered into in connection with the implementation of such Sections of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent; provided, however, that if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of the Loan Documents. “Fee Letter” means, collectively or individually, as the context may suggest or require, those certain fee letters by and among the Borrower, a Lead Arranger and/or a Lender, or any combination thereof, in connection with this Agreement. “Fees” means the fees and commissions provided for or referred to in Section 3.5 and any other fees payable by the Borrower hereunder, under any other Loan Document or under the Fee Letter. “Fifth Amendment” means that certain Fifth Modification to Fourth Amended and Restated Credit Agreement, dated as of September 10, 2025, by and among the Borrower, the Administrative Agent, the financial institutions party to this Agreement that are signatories thereto and ratified and affirmed by Guarantors. “Fifth Amendment Effective Date” has the meaning given such term in the Fifth Amendment. “First Extended Revolving Maturity Date” means June 21, 2026. “Fitch” means Fitch Ratings, a division of Fitch, Inc. “Fitwel Sustainability Metric” means the percentage of in-service office portfolio square feet that has obtained Fitwel certification. Only office portfolio square footage in service at fiscal year-end

NAI-5000938357v5 25 US-DOCS\161437759.18 2024 45% 2022 2025 35% 50% Fiscal Year “Fixed Charges” means, with respect to a Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all scheduled principal payments on Indebtedness made by such Person (including Hudson REIT’s Ownership Shares of such payments made by any Unconsolidated Affiliate of such Person) during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate of all Preferred Dividends paid or accrued by such Person (including Hudson REIT’s Ownership Share of such dividends paid or accrued by any Unconsolidated Affiliate of such Person) on any Preferred Equity Interest during such period. “Floor” means, with respect to any Benchmark with respect to any Class, the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to such Benchmark for such Class. As of the Agreement Date, the Floor for each Class is zero percent (0.0%). “Foreign Lender” means any Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary of the Borrower that is not organized under the laws of any jurisdiction within the United States of America. “Foreign Subsidiary Holding Company” means any Subsidiary of the Borrower that is organized under the laws of any jurisdiction within the United States of America, all or substantially all of the assets of which are equity interests (or equity and debt interests) in a Foreign Subsidiary (or Foreign Subsidiaries). “Fourth Amendment” means that certain Fourth Modification to Fourth Amended and Restated Credit Agreement, dated as of January 29, 2025, by and among the Borrower, the Administrative Agent, the financial institutions party to this Agreement that are signatories thereto and ratified and affirmed by Guarantors. “Fourth Amendment Effective Date” has the meaning given such term in the Fourth Amendment. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Lender, such Defaulting Lender’s applicable Revolving Commitment Percentage of the outstanding Class of Letter of Credit Liabilities, as applicable, other than Letter of Credit Liabilities of such Class as to 2023 Fitwel Sustainability Metric Target 40% 2022 and square footage from future office portfolio development properties will be counted and acquisitions will not. Dispositions will remain part of the total by counting the certification status as of the day of disposition. “Fitwel Sustainability Metric Target” means, with respect to any fiscal year of the Borrower, the Fitwel Sustainability Metric specified in the table below for the corresponding fiscal year specified below:

NAI-5000938357v5 US-DOCS\161437759.18 26 which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders of such Class or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “Funds From Operations” means, with respect to a Person and for a given period, (a) net income (loss) of such Person determined on a consolidated basis for such period, minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period, plus (c) depreciation with respect to such Person’s real estate assets and amortization (other than amortization of deferred financing costs) of such Person for such period, all after adjustment for unconsolidated partnerships and joint ventures, plus (d) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP. Adjustments for unconsolidated entities will be calculated to reflect funds from operations on the same basis. “GAAP” means, subject to Section 1.2, generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (including Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification”) or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination. “Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities. “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi governmental, judicial, administrative, public or statutory instrumentality, authority (including any supranational authorities (e.g., EU and ECB)), body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law. “Ground Lease” means a ground lease or sub-lease containing the following terms and conditions: (a) a remaining term (inclusive of any unexercised extension options exercisable in the sole discretion of the Borrower or its Subsidiaries subject only to ministerial conditions precedent (i.e., notice)) of thirty (30) years or more from the Agreement Date; provided that the ground leases set forth on Schedule 1.1(e) shall not be subject to this remaining term requirement of at least thirty (30) years; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor, or where the lessor has provided its consent to such encumbrance; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease. “Guarantied Obligations” means, collectively, (a) all indebtedness and obligations owing by the Borrower or any other Loan Party to any Lender, any Issuing Bank, or the Administrative Agent under or

NAI-5000938357v5 US-DOCS\161437759.18 27 in connection with this Agreement or any other Loan Document, including, without limitation, the repayment of all principal of the Revolving Loans and Term Loans and the Reimbursement Obligations, and the payment of all interest, fees, charges, reasonable attorneys’ fees and other amounts payable to any Lender, any Issuing Bank or the Administrative Agent hereunder or in connection therewith; (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation); (c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (d) all expenses, including, without limitation, attorneys’ fees and disbursements, permitted under Section 13.2, that are incurred by the Administrative Agent or any other Guarantied Party in the enforcement of any of the foregoing or any obligation of such Guarantor under the Guaranty and (e) all other Obligations. “Guarantied Party” or “Guarantied Parties” has the meaning given such term in the Guaranty. “Guarantor” means (a) any Person that is party to the Guaranty as a “Guarantor” and shall in any event include Hudson REIT and each Material Subsidiary (other than Excluded Subsidiaries) which is required to execute a Guaranty in order to comply with Section 8.14 and (b) any Person that would be required to be a party to the Guaranty as a “Guarantor” hereunder but for the application of Section 8.14(c) as a result of Hudson REIT obtaining and maintaining an Investment Grade Rating. “Guaranty”, “Guaranties”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit (including Letters of Credit), or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean the guaranty executed and delivered pursuant to Section 6.1 or Section 8.14 and substantially in the form of Exhibit B. “Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; (e) toxic mold; and (f) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million. “Hudson REIT” means Hudson Pacific Properties, Inc., a Maryland corporation.

NAI-5000938357v5 US-DOCS\161437759.18 28 “Incremental Joinder Agreement” has the meaning given such term in Section 2.17. “Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed; (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered other than trade payables incurred in the ordinary course of such Person’s business which are not past due for more than sixty (60) days or such payables are being contested in good faith and for which adequate reserves have been set aside; (c) Capitalized Lease Obligations of such Person (including Ground Leases to the extent required under GAAP to be reported as a liability); (d) all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off-Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any equity redemption obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any Permitted Warrant Transaction or other such obligation to the extent such obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) net obligations under any Derivatives Contract not entered into as a hedge against existing Indebtedness, in an amount equal to the Derivatives Termination Value thereof (excluding any Permitted Bond Hedge Transaction); (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar customary exceptions to recourse liability or exceptions relating to bankruptcy, insolvency, receivership or other similar events, provided that the obligations under such guaranty have not become due and payable); (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; (k) any sale-leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person; and (l) the Indebtedness of any consolidated Affiliate of such Person and such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person. All Loans and Letter of Credit Liabilities shall constitute Indebtedness of the Borrower. Notwithstanding the foregoing, “Indebtedness” shall exclude (i) the shareholder loans made to Hudson One Ferry REIT, L.P., by Hudson One Ferry, LLC and Allianz Lebenversicherungs AG (or such other legal organization as such entity may adopt, or such other legal or d/b/a name under which such entity may do business from time to time) and either of their permitted successors and assigns so long as such successor or assign continues to own the shareholder loan made to and the ownership interest in Hudson One Ferry REIT, L.P. made by its predecessor or assignor, as applicable, and (ii) similar loans made by joint venture shareholders to other Subsidiaries of the Borrower and joint ventures and reasonably approved by the Administrative Agent, so long as such loans referred to in the immediately foregoing clauses (i) and (ii) to a particular joint venture are pari passu, made and repaid pro rata in accordance with each such shareholder's respective ownership interest in such joint venture and on substantially identical terms. “Indemnifiable Amounts” has the meaning given such term in Section 12.8.

NAI-5000938357v5 US-DOCS\161437759.18 29 “Indemnified Costs” has the meaning given such term in Section 13.10. “Indemnified Party” has the meaning given such term in Section 13.10. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Indemnity Proceeding” has the meaning given such term in Section 13.10. “Intellectual Property” has the meaning given such term in Section 7.1(t). “Interest Expense” means, for any period, without duplication, (a) total interest expense of Hudson REIT, including capitalized interest not funded under a construction loan interest reserve account, determined on a consolidated basis in accordance with GAAP for such period, plus (b) Hudson REIT’s Ownership Share of Interest Expense of Unconsolidated Affiliates for such period, but, in each case, excluding any non-cash interest expense (except for the payment-in-kind interest expense) including, but not limited to, amortization of deferred financing costs. “Interest Period” means (a) with respect to each Term SOFR Loan, each period commencing on the date such Term SOFR Loan is made, or in the case of the Continuation of a Term SOFR Loan the last day of the preceding Interest Period for such Term SOFR Loan, and ending on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month and (b) with respect to Multicurrency Loans, the Alternative Currency Interest Period, if applicable. Notwithstanding the foregoing: (i) if any Interest Period for a Term SOFR Loan which is a Revolving Loan would otherwise end after the Revolving Maturity Date applicable to such Loan, such Interest Period shall end on the Revolvingsuch Maturity Date; (ii) if any Interest Period for a Term SOFR Loan which is a Term Loan would otherwise end after the Maturity Date of such Term Loan, then such Interest Period for such Term Loan shall end on the Maturity Date of such Term Loan; and (iii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day). “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any binding commitment to make an Investment in any other Person shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. Notwithstanding anything to the contrary in this definition, no Permitted Bond Hedge Transaction will constitute an Investment.

"**Investment Grade Rating**" means either or both of a Credit Rating of BBB- or higher from S&P or Baa3 or higher from Moody's.

~~"**ISDA Definitions**" means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.~~

"**Issuing Bank**" means, collectively or individually, as the context may suggest or require, Wells Fargo, and/or Bank of America, N.A.~~, U.S. Bank National Association, KeyBank National Association and/or Royal Bank of Canada~~, in each case, as designated by Borrower in its request to issue a given Letter of Credit as the Revolving Lender of the applicable Class which shall issue such Letter of Credit of such Class with respect to such request, each in its capacity as an issuer of Letters of Credit pursuant to Section 2.4; provided, however, that the aggregate amount of all outstanding Letter of Credit Liabilities in connection with Letters of Credit issued by each Issuing Bank shall not exceed such Issuing Bank's pro rata share of the applicable L/C Commitment Amount (assuming for this purpose the applicable L/C Commitment Amount is allocated evenly among the applicable Issuing Banks) unless such Issuing Bank agrees to a larger amount.

"**Joint Lead Arrangers**" has the meaning set forth in the introductory paragraph hereof.

"**Latest Maturity Date**" means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time.

"**L/C Commitment Amount**" has the meaning given to such term in Section 2.4(a)(~~ii~~iii).

"**L/C Disbursement**" has the meaning given to such term in Section 3.9(b).

"**Lead Arrangers**" has the meaning set forth in the introductory paragraph hereof.

"**LEED Sustainability Metric**" means the percentage of in-service office portfolio square feet that has obtained LEED certification. Only office portfolio square footage in service at fiscal year-end 2022 and square footage from future office portfolio development properties will be counted and acquisitions will not. Dispositions will remain part of the total by counting the certification status as of the day of disposition.

"**LEED Sustainability Metric Target**" means, with respect to any fiscal year of the Borrower, the LEED Sustainability Metric specified in the table below for the corresponding fiscal year specified below:

Fiscal Year	LEED Sustainability Metric Target
2022	88%
2023	89%
2024	90%
2025	91%

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US-DOCS\161437759.18

NAI-5000938357v5 US-DOCS\161437759.18 31 “Lender” means each financial institution from time to time party hereto as a “Lender”, together with its respective successors and permitted assigns; provided, however, that the term “Lender”, except as otherwise expressly provided herein, shall exclude any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider. “Lender Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Banks, the Specified Derivatives Providers, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 13.23, any other holder from time to time of any Obligations and, in each case, their respective successors and permitted assigns. “Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time. “Letter of Credit” means any or all Extended Letters of Credit, Revolving Multicurrency Tranche Letters of Credit and Revolving USD Tranche Letters of Credit, and, for avoidance of doubt, the Existing Letter of Credit, as the context may suggest or require. “Letter of Credit Collateral Account” means a special deposit account maintained by the Administrative Agent, for the benefit of the Administrative Agent, the applicable Issuing Bank and the applicable Class of Revolving Lenders, and under the sole dominion and control of the Administrative Agent, for the benefit of the applicable Issuing Bank and the applicable Class of Revolving Lenders. “Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations. “Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the Stated Amount of such Letter of Credit, plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Revolving Lender (other than the Lender then acting as Issuing Bank with respect to such Letter of Credit) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest under Section 2.4 in the related Letter of Credit, and the Lender then acting as the Issuing Bank with respect to such Letter of Credit shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Revolving Lenders (other than the Lender then acting as the Issuing Bank with respect to such Letter of Credit) of their participation interests under such Section. “Level” has the meaning given such term in the definition of the term “Applicable Margin-Rating.” “Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom or (b) any arrangement, express or implied, under

NAI-5000938357v5 US-DOCS\161437759.18 32 which any property of such Person is sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Lien. “Liquidity” means, as of any date of determination, the sum of (i) the aggregate amount (without duplication) of unrestricted cash and Cash Equivalents of Hudson REIT, the Borrower and its Subsidiaries, on a consolidated basis, plus (ii) the aggregate amount of unused Revolving Commitments as of such date. “Loan” means a Revolving Loan and/or a Term Loan, as the context may suggest or require. “Loan Document” means this Agreement, each Note, the Guaranty, Fee Letter, each Letter of Credit Document, any Pledge Agreement, any MFN Collateral Documents, and each other document or instrument now or hereafter executed and delivered to the Administrative Agent or a Lender by a Loan Party in connection with, pursuant to or relating to this Agreement (other than any Specified Derivatives Contract). “Loan Party” means the Borrower, Hudson REIT, each Pledgor (if any), and each other Person who guarantees all or a portion of the Obligations or that would be required to be a party to the Guaranty as a “Guarantor” hereunder but for the application of Section 8.14(c) as a result of Hudson REIT obtaining and maintaining an Investment Grade Rating. Schedule 1.1(b)(i) sets forth the Loan Parties in addition to the Borrower as of the AgreementFifth Amendment Effective Date. “Management Fee Income” means, as of any date of determination and for a given period, an amount (without duplication and determined on a consistent basis with prior periods) equal to: (i) the sum of: (a) the revenue paid or payable in cash earned by the Borrower and its Subsidiaries from third parties (without regard to whether such third parties are consolidated with the Borrower for financial reporting purposes under GAAP) and Unconsolidated Affiliates (excluding the portion thereof payable (directly or indirectly) on account of Borrower’s Ownership Share therein) for property and asset management services (including, without limitation, construction management and leasing related fees and services) related to Properties managed on behalf of such parties, minus (b) operating expenses incurred by the Borrower and its Subsidiaries in connection with such property management and asset services. “Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable in exchange for common stock or other equivalent common Equity Interests, or, at the option of the Person responding to the redemption, for cash in lieu of Equity Interests, or a combination thereof); in each case, on or prior to the RevolvingLatest Maturity Date. “Material Acquisition” means any acquisition of assets by Hudson REIT, the Borrower or any Subsidiary or any Unconsolidated Affiliate in which the assets acquired exceed ten percent (10%) of the then Total Asset Value (not taking into account such new acquisition).

NAI-5000938357v5 US-DOCS\161437759.18 33 “Material Adverse Effect” means (a) a materially adverse effect on (i) the business, assets, liabilities, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole, (ii) the validity or enforceability of any of the Loan Documents, or (iii) the rights and remedies of the Lenders, the Issuing Banks and the Administrative Agent, taken as a whole, under any of the Loan Documents or (b) a material impairment on the ability of the Borrower and the other Loan Parties, taken as a whole, to (i) perform their obligations under any Loan Document, taken as a whole, or (ii) timely pay the principal of or interest on the Loans or other amounts payable in connection therewith or timely pay all Reimbursement Obligations. “Material Contract” means any written contract or other written arrangement (other than Loan Documents and Specified Derivatives Contracts) to which the Borrower, any Subsidiary or any other Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect (other than under clause (a)(i) of the definition thereof). “Material Credit Facility” means (a) the Private Placement Notes, and (b) any other agreement(s) creating or evidencing Recourse Indebtedness entered into on or after the Fifth Amendment Effective Date by Hudson REIT, the Borrower or any Subsidiary (for the avoidance of doubt, excluding (i) completion and repayment Guaranties in respect of construction financings and (ii) customary nonrecourse carve-out Guaranties, environmental indemnities and other similar customary exceptions to recourse liability, in each case of the foregoing clauses (i) and (ii), so long as such guaranty or other obligation is not secured by any assets other than any collateral securing the underlying Indebtedness supported by such guaranty or other obligation, and except for recourse to a special purpose entity created solely for the purpose of holding such assets) in a principal amount outstanding equal to or greater than $100,000,000 individually or in the aggregate (or, if such Recourse Indebtedness is denominated in a currency other than Dollars, the equivalent of such amount in such other currency, determined by the Administrative Agent as of the date of initial incurrence of such Recourse Indebtedness on the basis of the Spot Rate for the purchase of Dollars with such other currency). “Material Indebtedness” has the meaning given such term in Section 11.1(d). “Material Subsidiary” means any Subsidiary to which more than five percent (5.0%) of Total Asset Value, determined exclusive of cash and Cash Equivalents and exclusive of assets that are owned by (i) Excluded Subsidiaries or (ii) Unconsolidated Affiliates, is attributable on an individual basis. “Maturing Debt Extension” has the meaning given such term in Section 8.15. “Maturing Debt Issuance” has the meaning given such term in Section 8.15. “Maturity Date” means the Revolving Maturity Date, the Extended Revolving Maturity Date, or the applicable Term Loan Maturity Date, as the context may suggest or require. “MFN Collateral Documents” has the meaning given such term in Section 10.2. “Mixed-Use Property” means any mixed-use project that includes or will include a Retail Property and will also include a multifamily property and/or an Office Property. “Moody’s” means Moody’s Investors Service, Inc. and its successors.

NAI-5000938357v5 US-DOCS\161437759.18 34 “Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness. “Mortgage Backed Securities” means direct or indirect participations in, or direct or indirect participations or investments that are collateralized by and payable from, mortgage loans secured by real property including, without limitation, mortgage loans utilizing a single asset, single borrower (SASB) structure, commercial mortgage backed securities (CMBS) structure, or commercial real estate collateralized loan obligations (CRE CLOs). Mortgage Backed Securities as used in this Agreement may or may not be issued or guaranteed by the full faith and credit of the U.S. government. “Mortgage Receivable” means a promissory note secured by a Mortgage of which the Borrower or a Subsidiary is the holder and retains the rights of collection of all payments thereunder. “Multicurrency Extensions of Credit” means, as to any Revolving Multicurrency Tranche Lender, without duplication, the making of a Multicurrency Loan by such Revolving Multicurrency Tranche Lender or the issuance of, or participation in, a Multicurrency Letter of Credit by such Revolving Multicurrency Tranche Lender. “Multicurrency Letter of Credit” means any letter of credit denominated in Dollars or, with the written consent of the applicable Issuing Bank, in an Alternative Currency, as selected by the Borrower, that is issued pursuant to Section 2.4(a)(ii). “Multicurrency Loan” means, in the Dollar Equivalent Amount, any Revolving Multicurrency Tranche Loan denominated in an Alternative Currency. “Multicurrency Obligations” means all Obligations denominated in an Alternative Currency. “Multiemployer Plan” means at any time a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding six (6) plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period. “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document or any Specified Derivatives Contract) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that either (a) conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios or financial tests (including any financial ratio such as a maximum ratio of unsecured debt to unencumbered assets) that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) requires a grant of a Lien to secure Unsecured Indebtedness if a Lien is granted to secure the Obligations or other Unsecured Indebtedness of such Persons, shall not constitute a Negative Pledge. “Net Operating Income” or “NOI” means, for any Property and for a given period, the greater of (i) zero and (ii) the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance, but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest, but including an appropriate accrual for property taxes

NAI-5000938357v5 US-DOCS\161437759.18 35 and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding (1) general overhead expenses of the Borrower or any Subsidiary and any property management fees; (2) straight line rent leveling adjustments required under GAAP; (3) amortization of intangibles pursuant to FASB ASC 805; and (4) extraordinary or nonrecurring items, including, to the extent allocable to such Property, (w) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP) minus (c) the Capital Reserves for such Property as of the end of such period minus (d) the greater of (x) the actual property management fee paid during such period and (y) an imputed management fee in the amount of three percent (3.0%) of the gross revenues for such Property for such period. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time, as the context may suggest or require. “Nonrecourse Indebtedness” means, with respect to a Person, (a) Indebtedness for borrowed money in respect of which recourse for payment (except for customary non-recourse carve-out guaranties, environmental indemnities, and other similar customary exceptions to recourse liability; provided that none of the foregoing have become due and payable, and except for recourse to a special purpose entity created solely for the purpose of holding such assets) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness; provided that if any event occurs after which recourse for payment for such Indebtedness is no longer limited to specific assets of such Person (to the extent no longer limited to specific assets), such Indebtedness shall not be Nonrecourse Indebtedness after such event and (b) if such Person is a Single Asset Entity, such Person’s direct obligations for its Indebtedness for borrowed money. “Note” means a Revolving Note and/or a Term Loan Note, as the context may suggest or require. “Notice of Borrowing” means a notice substantially in the form of Exhibit C (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1(b) evidencing the Borrower’s request for a borrowing of a Loan. “Notice of Continuation” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.10 evidencing the Borrower’s request for the Continuation of Loans (including any Multicurrency Loans) of a particular Class. “Notice of Conversion” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.11 evidencing the Borrower’s request for the Conversion of Loans of a particular Class from one Type to another Type. “Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities; and (c) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower and/or any other Loan Party owing to the Administrative Agent, any Issuing Bank or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct

NAI-5000938357v5 US-DOCS\161437759.18 36 or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. For the avoidance of doubt, “Obligations” shall not include any indebtedness, liabilities, obligations, covenants or duties in respect of Specified Derivatives Contracts or any Excluded Swap Obligations. “Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the number of square feet of such Property actually leased or occupied by unaffiliated third-party tenants subject to arm’s-length leases as to which no monetary default has occurred and has continued unremedied for ninety (90) or more days to (b) the aggregate number of rentable square feet of such Property. “OFAC” has the meaning given such term in Section 7.1(y). “Off-Balance Sheet Obligations” means liabilities and obligations of Hudson REIT, any Subsidiary or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which Hudson REIT would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of Hudson REIT’s report on Form 10-Q or Form 10-K (or their equivalents) which Hudson REIT is required to file with the SEC. “Office Property” means a Property improved with a building or buildings the substantial use of which is office space, which may include a Property that is part of a Mixed-Use Property. “Original Currency” has the meaning given that term in Section 13.28(a). “Original Revolving Maturity Date” means December 21, 2025. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Currency” has the meaning given that term in Section 13.28(a). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, and as codified at 31 C.F.R. § 850.101 et seq. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent (or to the extent payable to an Issuing Bank, such Issuing Bank, as applicable, in each case, with notice to the Administrative Agent) to be customary in the place of disbursement or payment for the settlement of international banking transactions, and (b) with respect to any amount denominated in an

NAI-5000938357v5 US-DOCS\161437759.18 37 Alternative Currency, an overnight rate determined by the Administrative Agent (or to the extent payable to an Issuing Bank, such Issuing Bank, as applicable, in each case, with notice to the Administrative Agent) to be customary in the place of disbursement or payment for the settlement of international banking transactions in the applicable in the applicable Alternative Currency. “Ownership Share” means, with respect to any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Unconsolidated Affiliate or (b) subject to compliance with Section 9.4(p), such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Unconsolidated Affiliate. “Participant” has the meaning given such term in Section 13.6(d). “Participant Register” has the meaning given such term in Section 13.6(d). “Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation and any successor agency. “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on Hudson REIT’s common stock purchased by Hudson REIT or any of its Subsidiaries in connection with the issuance of any Permitted Convertible Indebtedness for the purpose or having the effect of increasing the effective conversion price of such Permitted Convertible Indebtedness and referencing the same common stock of Hudson REIT into or for which such Permitted Convertible Indebtedness is convertible, exercisable or exchangeable; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by Hudson REIT or its Subsidiaries from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Hudson REIT or its Subsidiaries from the sale of such Permitted Convertible Indebtedness sold in connection with such Permitted Bond Hedge Transaction. “Permitted Convertible Indebtedness” means all Permitted Convertible Notes and Permitted Convertible Note Guarantees. “Permitted Convertible Note Guarantees” means unsecured Indebtedness of any Loan Party that is permitted to be incurred under this Agreement and is in the form of Guarantees of Permitted Convertible Notes of another Loan Party. “Permitted Convertible Notes” means unsecured Indebtedness of any Loan Party that is permitted to be incurred under this Agreement and is either (a) convertible into, or exchangeable for, common stock or other common equity interests (other than Mandatorily Redeemable Stock) of Hudson REIT (and cash in lieu of any fractional share of common stock or other common equity interest) and/or cash (in an amount determined by reference to the price of such common stock or other common equity interest); or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock or other common equity interests (other than Mandatorily Redeemable Stock) of Hudson REIT and/or cash (in an amount determined by reference to the price of such common stock or other common equity interest). For purposes of this definition, upon any recapitalization, business combination event or other event that causes such common stock or

NAI-5000938357v5 US-DOCS\161437759.18 38 common equity interest to be exchanged for, or to represent solely the right to receive, other securities, cash, or other assets, references to “common stock” and “common equity” will in the preceding sentence of this definition be deemed to refer to such other securities, cash, or other assets. “Permitted Investors” means The Blackstone Group L.P. or any Affiliates thereof. “Permitted Liens” means, as to any Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) or the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which are not at the time required to be paid or discharged under Section 8.6; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws or performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature; (c) covenants, conditions, zoning restrictions, easements, rights, restrictions and other encumbrances on title to the real property, which do not materially detract from the value and/or marketability of such property or impair the intended use thereof in the business of such Person; (d) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (e) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lender Parties; (f) Liens in favor of Hudson REIT, the Borrower or a Guarantor securing obligations owing by a Subsidiary to Hudson REIT, the Borrower or a Guarantor; (g) purchase money liens so long as no such Lien is spread to cover any property other than that which is purchased and the amount of Indebtedness secured thereby is limited to the purchase price; (h) any option, contract or other agreement to sell an asset provided such sale is otherwise permitted by this Agreement; (i) with respect to any Property, any attachment or judgment Lien on such Property arising from a judgment or order against such Person by any court or other tribunal so long as such judgment or order does not create or result in an Event of Default hereunder and is paid, stayed or dismissed through appropriate appellate proceedings on or before sixty (60) days from the date of entry; (j) Liens in existence as of the date hereofFifth Amendment Effective Date and set forth on Schedule 1.1(c) and with respect to Properties added to the Unencumbered Pool after the AgreementFifth Amendment Effective Date, Liens in existence as of the date such Property was added to the Unencumbered Pool and set forth on Schedule 1.1(c) (as supplemented by the Borrower on such date) and acceptable to Administrative Agent; (k) in addition to the foregoing, and solely in the case of an Unencumbered Studio Service Subsidiary, (i) Liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with

NAI-5000938357v5 US-DOCS\161437759.18 39 the United States government or any agency thereof entered into in the ordinary course of business, (ii) Liens securing Indebtedness which is either purchase money financing or capital lease obligations, provided that (A) such Liens encumber only fixed or capital assets acquired, repaired, replaced, expanded, developed or improved by the applicable Person (including without limitation by virtue of a loan or a capitalized lease), (B) any such Lien is created solely for the purpose of securing Indebtedness representing or incurred to finance the cost of the acquisition, repair, replacement, expansion, development or improvement of the item of property subject thereto and recourse therefor is contractually limited to such property, (C) the principal amount of the Indebtedness secured by any such Lien shall at no time exceed 100% of the sum of the purchase price or cost of the acquisition, repair, replacement, expansion, development or improvement of the applicable property, equipment or improvements and the related costs and charges imposed by the vendors thereof and (D) the Lien does not encumber any property other than the fixed or capital asset acquired, repaired, replaced, expanded, developed or improved, (iii) statutory and common law rights of setoff and other Liens, similar rights and remedies arising in the ordinary course of business and as a matter of law encumbering deposits of cash, securities, commodities and other funds in favor of banks, financial institutions, other depository institutions, securities or commodities intermediaries or brokerage, and Liens of a collecting bank arising under Section 4-208 or 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction or any similar law of any foreign jurisdiction on items in the course of collection; provided that in no case shall any such Liens secure the repayment of Indebtedness, (iv) any license or sublicense of intellectual property entered into in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of such Person, (v) precautionary financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business, (vi) Liens on any property or asset existing at the time such property or assets are purchased or otherwise acquired; provided that: (A) such Liens are not incurred in connection with, or in anticipation of, such purchase or other acquisition; (B) such Liens are applicable only to specific property or assets; and (C) such Liens do not encumber any other property or assets (other than attachments and accessions thereto), (vii) Liens solely encumbering any cash earnest money deposits or escrow arrangements in connection with any letter of intent or purchase or merger agreement for any acquisition, and (viii) Liens in the nature of: (A) customary setoff rights in favor of any counterparty to any hedge agreements permitted under this Agreement, and (B) setoff rights granted to third parties pursuant to trade and other similar contracts; (ix) Liens solely encumbering insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the collateral on account thereof; and (l) continuations of Liens that are permitted under subsections (a)-(k) hereof, provided such Liens do not encumber any additional collateral other than attachments and accessions thereto or secure any additional obligations. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on Hudson REIT’s common stock (other than Mandatorily Redeemable Stock) sold by Hudson REIT or its Subsidiaries substantially concurrently with any purchase by Hudson REIT or its Subsidiaries of a related Permitted Bond Hedge Transaction for the purpose of offsetting the cost of such Permitted Bond Hedge Transaction and referencing the same common stock into or for which the related Permitted Convertible Indebtedness is convertible, exercisable or exchangeable. “Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority.

NAI-5000938357v5 US-DOCS\161437759.18 40 “Plan” means at any time an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding six (6) years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “Plan Assets” means “plan assets” within the meaning of the U.S. Department of Labor regulation located at 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. “Pledge Agreement” means a pledge agreement made in favor of the Administrative Agent for the benefit of the Lender Parties to secure the Obligations, substantially in the form of Exhibit L attached hereto, together with each joinder agreement and supplement executed and delivered in connection therewith, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Pledge Trigger” has the meaning given such term in Section 8.15. “Pledged Interests” has the meaning given such term in Section 8.15. “Pledged Subsidiaries” has the meaning given such term in Section 8.15. “Pledgor” means any Person that is party to a Pledge Agreement as a “Pledgor”. “Post-Default Rate” means an interest rate per annum equal to the Base Rate as in effect from time to time, plus the Applicable Margin, plus two percent (2.0%). “Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Borrower or a Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests; (b) paid or payable to Hudson REIT, the Borrower or a Subsidiary; or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full. “Preferred Equity Interest” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principal Office” means the office of the Administrative Agent located at 600 South 4th Street, 9th14th Floor, Minneapolis, MN 55415, Attention: Kirby D. WilsonAlyssa Loveland, Loan No. 1006877, or any other subsequent office that the Administrative Agent shall have specified as the Principal Office by written notice to the Borrower and the Lenders.

NAI-5000938357v5 US-DOCS\161437759.18 41 “Private Placement Amendments” means the amendment to each series of Hudson REIT’s private placement bonds outstanding on the Second Amendment Effective Date such that the unencumbered asset financial covenants and constituent defined terms set forth in the documents evidencing such private placement bonds are substantially equivalent (or more favorable to Hudson REIT) to the unencumbered asset financial covenants set forth in Sections 10.1(b) and 10.1(e) of the Creditthis Agreement as modified by the Second Amendment. “Private Placement Notes” means each series of Hudson REIT’s private placement bonds outstanding on the FourthFifth Amendment Effective Date and more particularly described on Schedule 1.1(g). “Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) (i) the amount of such Lender’s Revolving Commitment (or if at the time of determination the Revolving Commitments of any Class have terminated or been reduced to zero, the sum of the unpaid principal amount of all outstanding Revolving Loans of such Class(es) and Letter of Credit Liabilities of such Class(es) owing to such Lender as of such date), plus (ii) the amount of such Lender’s Term Loan Commitment (or if at the time of determination any of the Term Loan Commitments have terminated or been reduced to zero, the amount of the unpaid principal amount of all outstanding Term Loans of such Class(es) (terminated or reduced to zero) owing to such Lender as of such date) to (b) (i) the aggregate amount of the Revolving Commitments of all Lenders (or if at the time of determination the Revolving Commitments of any Class have terminated or been reduced to zero, the sum of the unpaid principal amount of all outstanding Revolving Loans of such Class(es) and Letter of Credit Liabilities of such Class(es) owing to all Lenders as of such date) plus (ii) the aggregate amount of the Term Loan Commitments of all Lenders (or if at the time of determination any of the Term Loan Commitments have terminated or been reduced to zero, the aggregate amount of the unpaid principal amount of all outstanding Term Loans of such Class(es) (terminated or reduced to zero) owing to all Lenders as of such date). If at the time of determination the Commitments have terminated and there are no outstanding Loans or Letter of Credit Liabilities, then the Pro Rata Shares of the Lenders shall be determined as of the most recent date on which Commitments were in effect or Loans or Letters of Credit Liabilities were outstanding. Any change in a Lender’s Commitment shall similarly change such Lender’s Pro Rata Share in a like manner and amount. “Property” means any parcel of real property owned or leased (in whole or in part) or, solely for purposes relating to Management Fee Income and Studio Service Subsidiaries, operated (including, for the avoidance of doubt, any studios, stages, control rooms and/or other audio and video room space, and office and other support space, storage facilities and other incidental spaces related thereto owned, leased or operated by a Studio Service Subsidiary) by the Borrower, Hudson REIT, any Subsidiary or any Unconsolidated Affiliate of the Borrower and which is located in a state of the United States of America or the District of Columbia or any Approved International Location. “Protective Advance” means all sums expended as determined by the Administrative Agent to be necessary or appropriate after the Borrower or any other Loan Party fails to do so when required: (a) to protect the validity, enforceability, perfection or priority of the Liens in any of the Collateral and the instruments evidencing the Obligations; (b) to prevent the value of any Collateral (and any property or other assets owned by any Pledged Subsidiary) from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral or such other property or assets to lose value); or (c) to protect any of the Collateral (or any property or other assets owned by any Pledged Subsidiary) from being materially damaged, impaired, mismanaged or taken, including, without limitation, any amounts expended in connection therewith in accordance with Section 12.13 or 13.2.

NAI-5000938357v5 US-DOCS\161437759.18 42 “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Plan” means a Benefit Arrangement that is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code. “Rating Agency” means S&P, Moody’s, Fitch or any other nationally recognized securities rating agency selected by the Borrower and approved of by the Administrative Agent in writing. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable. “Recourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money that is not Nonrecourse Indebtedness. “Redenominated Amounts” has the meaning given such term in Section 2.2(d). “Register” has the meaning given such term in Section 13.6(c). “Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued. “Reimbursement Obligation” means the absolute, unconditional and irrevocable obligation of the Borrower to reimburse each Issuing Bank for each and every Extended L/C Reimbursement Obligation, Revolving USD Tranche Reimbursement Obligation and Revolving Multicurrency Tranche Reimbursement Obligation issued by such Issuing Bank. “REIT” means a Person qualifying for treatment as a “real estate investment trust” under Sections 856 through 860 of the Internal Revenue Code.

NAI-5000938357v5 US-DOCS\161437759.18 43 “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means, with respect to any given Benchmark, (a) the central bank for the currency applicable to such Benchmark or any central bank or other supervisor that is responsible for supervising either (i) such Benchmark or (ii) the administrator of such Benchmark or (b) any working group or committee officially endorsed or convened by (i) the central bank for the currency applicable to such Benchmark, (ii) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark or (B) the administrator of such Benchmark, (iii) a group of those central banks or other supervisors or (iv) the Financial Stability Board or any part thereof. “Renovation Property” means a Property (a) on which the existing building or other improvements are undergoing renovation, re-entitlement or redevelopment, or with respect to which renovations, re-entitlements or redevelopments are planned or reasonably anticipated as determined by the Borrower in good faith, that will (i) disrupt the occupancy of, or impacts, at least forty percent (40.0%) of the square footage of such Property or (ii) temporarily reduce the Net Operating Income attributable to such Property by more than forty percent (40.0%) as compared to the immediately preceding comparable prior period or (b) which is acquired with occupancy of less than sixty (60.0%) and on which renovation, re-entitlement or redevelopment will be conducted. A Property shall cease to be a Renovation Property, (1) if Renovation Completion occurs at any time during the first month of a fiscal quarter, at the end of such fiscal quarter or (2) if Renovation Completion occurs after the first month of a fiscal quarter, at the end of the following fiscal quarter after Renovation Completion. For purposes hereof “Renovation Completion” means the earliest to occur of (a) eighteen (18) months after all improvements (other than tenant improvements on unoccupied space) related to the renovation or redevelopment of such Property having been substantially completed, (b) such Property achieving an Occupancy Rate of at least eighty-five percent (85.0%), and (c) such time as the planned or reasonably anticipated renovations, re-entitlement or other improvements to the applicable Property will no longer be pursued as reasonably determined by the Borrower. “Required REIT Distributions” means distributions not to exceed for any taxable year the minimum amount of cash that is required to be distributed by Hudson REIT with respect to such taxable year in order to meet the requirements under Section 857(a) of the Internal Revenue Code, determined assuming that Hudson REIT will meet its distribution requirement by distributing stock dividends to the maximum extent permitted under Revenue Procedure 2017-45, 2017-35 IRB 216, or any subsequent administrative or regulatory guidance (as such guidance may be modified from time to time); provided, however, that the Required REIT Distributions shall be zero during any period in which Hudson REIT’s election to be taxed as a REIT has been terminated or revoked, or Hudson REIT does not satisfy the requirements under the Internal Revenue Code and applicable Treasury Regulations for being a REIT. “Requisite Class Lenders” means, with respect to any Class of Lenders on any date of determination, Lenders of such Class (a) having more than fifty percent (50%) of the aggregate amount of the Commitments of such Class, or (b) if the Commitments of such Class have terminated, holding more than fifty percent (50%) of the principal amount of the aggregate outstanding Loans of such Class, and in the case of Revolving Lenders and outstanding Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders of such Class will be disregarded and excluded, and (ii) at all times when two (2) or more Lenders (excluding Defaulting Lenders) of such Class are party to this Agreement, the term “Requisite Class Lenders” shall in no event mean fewer than two Lenders of such Class. For purposes of this definition, as applied to Extended Revolving Lenders, aan Extended Revolving Lender shall be deemed to hold a Letter of Credit Liability

NAI-5000938357v5 US-DOCS\161437759.18 44 to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Requisite Lenders” means, as of any date, (a) Lenders having greater than fifty percent (50%) of the aggregate amount of the Commitments of all Lenders; or (b) if the Commitments of any Class have been terminated or reduced to zero and the Commitments of any other Class remain outstanding, Lenders holding greater than fifty percent (50%) of the sum of the aggregate outstanding Commitments of all Lenders of such Class(es) (i.e., the Class(es) of Commitment not terminated or reduced to zero) and of the principal amount of the aggregate outstanding Loans (and Letter of Credit Liabilities, if the Revolving Commitments have been terminated or reduced to zero) of the Class(es) of Commitments that have been terminated or reduced to zero; or (c) if the Commitments of all Classes have been terminated or reduced to zero, Lenders holding greater than fifty percent (50%) of the principal amount of the aggregate outstanding Loans (of all Classes) and Letter of Credit Liabilities; provided that, in each such case, (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Lenders” shall in no event mean fewer than two Lenders. For purposes of this definition, aan Extended Revolving Lender shall be deemed to hold a Letter of Credit Liability to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Requisite Revolving Lenders” means, as of any date, (a) Revolving Lenders having greater than fifty percent (50%) of the aggregate amount of all Revolving Commitments of all Revolving Lenders, or (b) if the Revolving Commitments have been terminated or reduced to zero, the Revolving Lenders holding greater than fifty percent (50%) of the principal amount of the aggregate outstanding Revolving Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two (2) or more Revolving Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Revolving Lenders” shall mean at least two (2) Revolving Lenders. For purposes of this definition, aan Extended Revolving Lender shall be deemed to hold a Letter of Credit Liability to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Requisite Revolving Multicurrency Tranche Lenders” means, as of any date, (a) Revolving Multicurrency Tranche Lenders having greater than fifty percent (50%) of the aggregate amount of the Revolving Multicurrency Tranche Commitments of all Revolving Multicurrency Tranche Lenders, or (b) if the Revolving Multicurrency Tranche Commitments have been terminated or reduced to zero, Revolving Multicurrency Tranche Lenders holding greater than fifty percent (50%) of the principal amount of the aggregate outstanding Revolving Multicurrency Tranche Loans and Revolving Multicurrency Tranche Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Revolving Multicurrency Tranche Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Revolving Multicurrency Tranche Lenders” shall in no event mean less than two Revolving Multicurrency Tranche Lenders. “Requisite Revolving USD Tranche Lenders” means, as of any date, (a) Revolving USD Tranche Lenders having greater than fifty percent (50%) of the aggregate amount of the Revolving USD Tranche Commitments of all Revolving USD Tranche Lenders, or (b) if the Revolving USD Tranche Commitments have been terminated or reduced to zero, Revolving USD Tranche Lenders holding greater than fifty percent (50%) of the principal amount of the aggregate outstanding Revolving USD Tranche Loans and Revolving USD Tranche Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and

NAI-5000938357v5 US-DOCS\161437759.18 45 (ii) at all times when two or more Revolving USD Tranche Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Revolving USD Tranche Lenders” shall in no event mean less than two Revolving USD Tranche Lenders. “Reserve Percentage” means the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on SOFR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means with respect to Hudson REIT, the Borrower or any Subsidiary, the chief executive officer and the chief financial officer of the Borrower or such Subsidiary. “Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend or other distribution payable solely in common Equity Interests; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a redemption or such other similar payment payable solely in common Equity Interests; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Borrower or any of its Subsidiaries now or hereafter outstanding. “Retail Property” means a Property improved with a building or buildings the substantial use of which is retail space, which may include a Property that is part of a Mixed-Use Property. “Revaluation Date” means: (a) with respect to any Multicurrency Loan, each of the following: (i) each date of a borrowing of a Multicurrency Loan, (ii) each date of a continuation of a Multicurrency Loan and (iii) such additional dates as the Administrative Agent shall reasonably determine or the Requisite Revolving Multicurrency Tranche Lenders shall reasonably require; and (b) with respect to any Multicurrency Letter of Credit, each of the following: (i) each date of issuance of a Multicurrency Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Multicurrency Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by the applicable Issuing Bank under any Multicurrency Letter of Credit denominated in an Alternative Currency and (iv) such additional dates as the Administrative Agent or the applicable Issuing Bank shall reasonably determine or the Requisite Revolving Multicurrency Tranche Lenders shall reasonably require. “Revolving Commitment” means, as to each Revolving Lender, such Revolving Lender’s Extended Revolving Commitment, Revolving USD Tranche Commitment and/or Revolving Multicurrency Tranche Commitment, as the context may suggest or require. “Revolving Commitment Percentage” means, as to each Revolving Lender of a given Class, the ratio, expressed as a percentage, of (a) the amount of such Revolving Lender’s aggregate Revolving

NAI-5000938357v5 US-DOCS\161437759.18 46 Commitment of such Class to (b) the aggregate amount of all Revolving Commitments of such Class of all Revolving Lenders of such Class; provided, however, that if at the time of determination the Revolving Commitments of such Class have been terminated or been reduced to zero, the “Revolving Commitment Percentage” of each Revolving Lender of such Class shall be the “Revolving Commitment Percentage” of such Revolving Lender of such Class in effect immediately prior to such termination or reduction. “Revolving Credit Exposure” means, (i) with respect to any Revolving USD Tranche Lender at any time, such Lender’s Revolving USD Tranche Credit Exposure and, (ii) with respect to any Revolving Multicurrency Tranche Lender at any time, such Lender’s Revolving Multicurrency Tranche Credit Exposure, and (iii) with respect to any Extended Revolving Lender at any time, such Lender’s Extended Revolving Credit Exposure. “Revolving Lender” means any or all Extended Revolving Lenders, Revolving USD Tranche Lenders and Revolving Multicurrency Tranche Lenders, as the context may suggest or require. “Revolving Loan” means any or all Extended Revolving Loans, Revolving USD Tranche Loans and Revolving Multicurrency Tranche Loans, as the context may suggest or require. “Revolving Maturity Date” means (i) initially, the Original Revolving Maturity Date, (ii) following the first successful exercise of the option to extend pursuant to Section 2.14(a), the First Extended Revolving Maturity Date and (iii) following the second successful exercise of the option to extend pursuant to Section 2.14(a), the Second Extended Revolving Maturity Date. “Revolving Multicurrency L/C Commitment Amount” has the meaning given to such term in Section 2.4(a)(ii). “Revolving Multicurrency Tranche Commitment” means, as to each Revolving Multicurrency Tranche Lender, such Revolving Multicurrency Tranche Lender’s obligation to make Revolving Multicurrency Tranche Loans pursuant to Section 2.1(a)(ii), and to issue (in the case of the Issuing Banks) and to participate (in the case of the other Revolving Multicurrency Tranche Lenders) in Revolving Multicurrency Tranche Letters of Credit pursuant to Section 2.4(ia)(ii), in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule 1.1(a) as such Revolving Lender’s “Revolving Multicurrency Commitment Amount” or as set forth in any applicable Assignment and Assumption or Incremental Joinder Agreement, as the same may be reduced from time to time pursuant to Section 2.13 or increased or reduced as appropriate to reflect any assignments to or by such Revolving Lender effected in accordance with Section 13.6 or increased as appropriate to reflect any increase effected in accordance with Section 2.17. “Revolving Multicurrency Tranche Commitment Percentage” means, as to each Revolving Multicurrency Tranche Lender, the ratio, expressed as a percentage, of (a) the amount of such Revolving Multicurrency Tranche Lender’s Revolving Multicurrency Tranche Commitment to (b) the aggregate amount of the Revolving Multicurrency Tranche Commitments of all Revolving Multicurrency Tranche Lenders; provided, however, that if at the time of determination the Revolving Multicurrency Tranche Commitments have been terminated or been reduced to zero, the “Revolving Multicurrency Tranche Commitment Percentage” of each Revolving Multicurrency Tranche Lender shall be the “Revolving Multicurrency Tranche Commitment Percentage” of such Revolving Multicurrency Tranche Lender in effect immediately prior to such termination or reduction. “Revolving Multicurrency Tranche Credit Exposure” means, as to any Revolving Multicurrency Tranche Lender at any time, the aggregate principal Dollar Equivalent Amount at such

NAI-5000938357v5 US-DOCS\161437759.18 47 time of its outstanding Revolving Multicurrency Tranche Loans and such Revolving Multicurrency Tranche Lender’s participation in Revolving Multicurrency Tranche Letter of Credit Liabilities at such time. “Revolving Multicurrency Tranche Credit Outstandings” means the sum of (a) with respect to Revolving Multicurrency Tranche Loans on any date, the Dollar Equivalent Amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Multicurrency Tranche Loans occurring on such date; plus (b) with respect to any Revolving Multicurrency Tranche Letter of Credit Liabilities on any date, the Dollar Equivalent Amount of the aggregate outstanding amount thereof on such date after giving effect to any extensions of credit occurring on such date and any other changes in the aggregate amount of the Revolving Multicurrency Tranche Letter of Credit Liabilities as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Revolving Multicurrency Tranche Letters of Credit or any reductions in the maximum amount available for drawing under Revolving Multicurrency Tranche Letters of Credit taking effect on such date. “Revolving Multicurrency Tranche Lender” means a Lender having a Revolving Multicurrency Tranche Commitment, or if the Revolving Multicurrency Tranche Commitments have terminated, holding any Revolving Multicurrency Tranche Loans or Revolving Multicurrency Tranche Letter of Credit Liabilities. “Revolving Multicurrency Tranche Letter of Credit” means any letter of credit (whether denominated in Dollars or an Alternative Currency) that is issued pursuant to Section 2.4(a)(ii). “Revolving Multicurrency Tranche Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Revolving Multicurrency Tranche Letter of Credit, the sum of (a) the Stated Amount of such Revolving Multicurrency Tranche Letter of Credit; plus (b) the aggregate unpaid principal amount of all Revolving Multicurrency Tranche Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Revolving Multicurrency Tranche Letter of Credit. For purposes of this Agreement, a Revolving Multicurrency Tranche Lender (other than the Revolving Multicurrency Tranche Lender then acting as Issuing Bank) shall be deemed to hold a Revolving Multicurrency Tranche Letter of Credit Liability in a Dollar Equivalent Amount equal to its participation interest under Section 2.4 in the related Revolving Multicurrency Tranche Letter of Credit, and the Revolving Multicurrency Tranche Lender then acting as the Issuing Bank shall be deemed to hold a Revolving Multicurrency Tranche Letter of Credit Liability in a Dollar Equivalent Amount equal to its retained interest in the related Revolving Multicurrency Tranche Letter of Credit after giving effect to the acquisition by the Revolving Multicurrency Tranche Lenders (other than the Revolving Multicurrency Tranche Lender then acting as the Issuing Bank) of their participation interests under such Section. For the avoidance of doubt, at all times from and after the Fifth Amendment Effective Date, the Revolving Multicurrency Tranche Letter of Credit Liabilities shall equal $0.00. “Revolving Multicurrency Tranche Loan” has the meaning given such term in Section 2.1(a)(ii). “Revolving Multicurrency Tranche Pro Rata Share” means, as to each Revolving Multicurrency Tranche Lender, the ratio, expressed as a percentage, of (a) the amount of such Revolving Multicurrency Tranche Lender’s Revolving Multicurrency Tranche Commitment to (b) the aggregate amount of the Revolving Multicurrency Tranche Commitments of all Revolving Multicurrency Tranche Lenders hereunder; provided, however, that if at the time of determination the Revolving Multicurrency Tranche Commitments have been terminated or been reduced to zero, the “Revolving Multicurrency Tranche Pro Rata Share” of each Revolving Multicurrency Tranche Lender shall be the “Revolving

NAI-5000938357v5 US-DOCS\161437759.18 48 Multicurrency Tranche Pro Rata Share” of such Revolving Multicurrency Tranche Lender in effect immediately prior to such termination or reduction. Any change in a Revolving Multicurrency Tranche Lender’s Revolving Multicurrency Tranche Commitment shall similarly change such Revolving Multicurrency Tranche Lender’s Revolving Multicurrency Tranche Pro Rata Share in a like manner and amount. “Revolving Multicurrency Tranche Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Banks for any drawing honored by any Issuing Bank under a Revolving Multicurrency Tranche Letter of Credit. All “Revolving Multicurrency Tranche Reimbursement Obligations” with respect to Multicurrency Letters of Credit hereunder shall be in Dollar Equivalent Amounts. “Revolving Note” means a promissory note of the Borrower substantially in the form of Exhibit F-1, payable to a Revolving Lender in a principal amount equal to the amount of such Lender’s Extended Revolving Commitment, Revolving USD Tranche Commitment or Revolving Multicurrency Tranche Commitment, as applicable. “Revolving USD L/C Commitment Amount” has the meaning given to such term in Section 2.4(a)(i). “Revolving USD Tranche Commitment” means, as to each Revolving USD Tranche Lender, such Revolving USD Tranche Lender’s obligation to make Revolving USD Tranche Loans pursuant to Section 2.1(a)(i), and to issue (in the case of the Issuing Banks) and to participate (in the case of the other Revolving USD Tranche Lenders) in Revolving USD Tranche Letters of Credit pursuant to Section 2.4(a)(i), in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule 1.1(a)(i) as such Revolving Lender’s “Revolving USD Tranche Commitment Amount” or as set forth in any applicable Assignment and Assumption or Incremental Joinder Agreement, as the same may be reduced from time to time pursuant to Section 2.13 or increased or reduced as appropriate to reflect any assignments to or by such Revolving USD Tranche Lender effected in accordance with Section 13.6 or increased as appropriate to reflect any increase effected in accordance with Section 2.17. “Revolving USD Tranche Commitment Percentage” means, as to each Revolving USD Tranche Lender, the ratio, expressed as a percentage, of (a) the amount of such Revolving USD Tranche Lender’s Revolving USD Tranche Commitment to (b) the aggregate amount of the Revolving USD Tranche Commitments of all Revolving USD Tranche Lenders; provided, however, that if at the time of determination the Revolving USD Tranche Commitments have been terminated or been reduced to zero, the “Revolving USD Tranche Commitment Percentage” of each Revolving USD Tranche Lender shall be the “Revolving USD Tranche Commitment Percentage” of such Revolving USD Tranche Lender in effect immediately prior to such termination or reduction. “Revolving USD Tranche Credit Exposure” means, as to any Revolving USD Tranche Lender at any time, the aggregate principal amount at such time of its outstanding Revolving USD Tranche Loans and such Revolving USD Tranche Lender’s participation in Revolving USD Tranche Letter of Credit Liabilities at such time. “Revolving USD Tranche Credit Outstandings” means the sum of (a) with respect to Revolving USD Tranche Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving USD Tranche Loans occurring on such date; plus (b) with respect to any USD Letter of Credit Liabilities on any date, the aggregate outstanding amount thereof on such date after giving effect to any extensions of credit occurring on such date and any other changes in the aggregate amount of the USD Letter of Credit

NAI-5000938357v5 US-DOCS\161437759.18 49 Liabilities as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any USD Letters of Credit or any reductions in the maximum amount available for drawing under USD Letters of Credit taking effect on such date. “Revolving USD Tranche Lender” means a Lender having a Revolving USD Tranche Commitment, or if the Revolving USD Tranche Commitments have terminated, holding any Revolving USD Tranche Loans or Revolving USD Tranche Letter of Credit Liabilities. “Revolving USD Tranche Letter of Credit” means any letter of credit that is issued pursuant to Section 2.4(a)(i). “Revolving USD Tranche Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Revolving USD Tranche Letter of Credit, the sum of (a) the Stated Amount of such Revolving USD Tranche Letter of Credit; plus (b) the aggregate unpaid principal amount of all Revolving USD Tranche Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Revolving USD Tranche Letter of Credit. For purposes of this Agreement, a Revolving USD Tranche Lender (other than the Revolving USD Tranche Lender then acting as Issuing Bank) shall be deemed to hold a Revolving USD Tranche Letter of Credit Liability in an amount equal to its participation interest under Section 2.4 in the related Revolving USD Tranche Letter of Credit, and the Revolving USD Tranche Lender then acting as the Issuing Bank shall be deemed to hold a Revolving USD Tranche Letter of Credit Liability in an amount equal to its retained interest in the related Revolving USD Tranche Letter of Credit after giving effect to the acquisition by the Revolving USD Tranche Lenders (other than the Revolving USD Tranche Lender then acting as the Issuing Bank) of their participation interests under such Section. For the avoidance of doubt, at all times from and after the Fifth Amendment Effective Date, the Revolving USD Tranche Letter of Credit Liabilities shall equal $0.00. “Revolving USD Tranche Loan” has the meaning given such term in Section 2.1(a)(i). “Revolving USD Tranche Pro Rata Share” means, as to each Revolving USD Tranche Lender, the ratio, expressed as a percentage, of (a) the amount of such Revolving USD Tranche Lender’s Revolving USD Tranche Commitment to (b) the aggregate amount of the Revolving USD Tranche Commitments of all Revolving USD Tranche Lenders hereunder; provided, however, that if at the time of determination the Revolving USD Tranche Commitments have been terminated or been reduced to zero, the “Revolving USD Tranche Pro Rata Share” of each Revolving USD Tranche Lender shall be the “Revolving USD Tranche Pro Rata Share” of such Revolving USD Tranche Lender in effect immediately prior to such termination or reduction. Any change in a Revolving USD Tranche Lender’s Revolving USD Tranche Commitment shall similarly change such Revolving USD Tranche Lender’s Revolving USD Tranche Pro Rata Share in a like manner and amount. “Revolving USD Tranche Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Banks for any drawing honored by any Issuing Bank under a Revolving USD Tranche Letter of Credit. “RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, (b) Canadian Dollars, any day except for (i) a Saturday, (ii) a Sunday, or (iii) a day on which banks are closed for general business in Toronto, and (c) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London;

NAI-5000938357v5 US-DOCS\161437759.18 50 provided, that for purposes of notice requirements in this Agreement, in each case, such day is also a Business Day. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Agreement Date, Cuba, Iran, North Korea, Syria, Venezuela and Crimea). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, HerHis Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, HerHis Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Extensions of Credit will be used, or (c) from which repayment of the Extensions of Credit will be derived. “SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Second Amendment” means that certain Second Modification to Fourth Amended and Restated Credit Agreement, dated as of December 22, 2023, by and among the Borrower, the Administrative Agent, the financial institutions party to this Agreement that are signatories thereto and ratified and affirmed by Guarantors. “Second Amendment Effective Date” means December 22, 2023. “Second Amendment Fee Letter” means that certain Hudson Pacific Properties Fee Letter; Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of December 22, 2023, by and among Wells Fargo Bank, National Association, Wells Fargo Securities, LLC and the Borrower, as the same may be amended from time to time. “Second Extended Revolving Maturity Date” means December 21, 2026. “Secured Indebtedness” means (without duplication), with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person or its subsidiaries outstanding at such date on a consolidated basis and that is secured in any manner by any Lien, and in the case of Hudson REIT (without duplication), Hudson REIT’s Ownership Share of the Secured Indebtedness of its

NAI-5000938357v5 US-DOCS\161437759.18 51 Unconsolidated Affiliates; provided, that in no event shall the Obligations constitute Secured Indebtedness. “Securities Act” means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder. “Senior Managing Agents” has the meaning set forth in the introductory paragraph hereof. “Sharing Event” means (i) the occurrence of an Event of Default under Section 11.1(e) or 11.1(f), (ii) the termination of the Commitments under Section 11.2(a), or (iii) the acceleration of thea Maturity Date. “Single Asset Entity” means a Person (other than an individual) that (a) only owns a single Property; (b) is engaged only in the business of owning, developing and/or leasing such Property; and (c) receives substantially all of its gross revenues from such Property. In addition, if the assets of a Person consist solely of (i) Equity Interests in one or more other Single Asset Entities that collectively own a single Property and (ii) cash and other assets of nominal value incidental to such Person’s ownership of such other Single Asset Entities described in the foregoing clause (i), then such Person shall also be deemed to be a Single Asset Entity for purposes hereof. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Adjustment” means a percentage equal to (a) prior to the Specified Termination Date, 0.10% per annum, and (b) upon and after the Specified Termination Date, 0.0% per annum. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means a Revolving Loan or a Term Loan (or any portion of any of the foregoing) (other than a Base Rate Loan) bearing interest at a rate based onany Daily Simple SOFR Loan or Term SOFR Loan. “Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged. “SONIA” means a rate equal to the Sterling Overnight Index Average for such RFR Business Day. “SONIA Adjustment” means (x) with respect to any Loans borrowed hereunder based on Daily Simple SONIA with a one (1) month Alternative Currency Interest Period, a percentage equal to 0.0326% (3.26 basis points) per annum, (y) with respect to any Loans borrowed hereunder based on Daily Simple SONIA with a three (3) month Alternative Currency Interest Period, a percentage equal to 0.1193% (11.93 basis points) per annum, and (z) with respect to any Loans borrowed hereunder based on Daily

NAI-5000938357v5 US-DOCS\161437759.18 52 Simple SONIA with a six (6) month Alternative Currency Interest Period, a percentage equal to 0.2766% (27.66 basis points) per annum. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Specified Derivatives Contract” means any Derivatives Contract that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between or among any Loan Party and any Specified Derivatives Provider and designated as a Specified Derivatives Contract by Borrower, in writing by notice to the Administrative Agent and which was not prohibited by any of the Loan Documents when made or entered into. “Specified Derivatives Obligations” means all indebtedness, liabilities, obligations, covenants and duties of any Loan Party under or in respect of any Specified Derivatives Contract, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and whether or not evidenced by any written confirmation. “Specified Derivatives Provider” means any Person that (a) at the time it enters into a Specified Derivatives Contract with a Loan Party, is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate) becomes a Lender (including on the Agreement Date), is a party to a Specified Derivatives Contract with a Loan Party, in each case in its capacity as a party to such Specified Derivatives Contract. “Specified Termination Date” means the first date upon which (a) all Revolving USD Tranche Commitments and Revolving Multicurrency Tranche Commitments have terminated in full, and (b) all Revolving USD Tranche Loans and Revolving Multicurrency Tranche Loans have been repaid in full in accordance with the terms of this Agreement. “Spot Rate” means, for a currency, the rate determined by the Administrative Agent or the applicable Issuing Bank, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable Issuing Bank may obtain such Spot Rate from another financial institution designated by the Administrative Agent or such Issuing Bank if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; provided further that the applicable Issuing Bank may use such Spot Rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Sterling”, “GBP” or “£” means the lawful currency of the United Kingdom. “Stated Amount” means the Dollar Equivalent Amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit. “Sterling”, “GBP” or “£” means the lawful currency of the United Kingdom.

NAI-5000938357v5 US-DOCS\161437759.18 53 “Studio Property” means a Property the substantial use of which is production studios, stages, control rooms and/or other audio and video room space, and office and other support space, storage facilities and other incidental spaces related thereto. Notwithstanding the foregoing, (i) any Property or portion thereof (such portion, the “Netflix Portion”), demised pursuant to a lease (with an initial lease term of two or more years, not including any unexercised extension options) with Netflix, Inc. or any of its Affiliates, shall be deemed Office Property, it being understood that for purposes of determining NOI for the relevant Property, that if only a portion thereof is treated as Office Property pursuant to this definition above, then expenses attributable to the Netflix Portion shall be ratable based on the relationship that the square footage of the Netflix Portion bears to the square footage of the entire Property (including the Netflix Portion). and (ii) any Property or portion thereof (such portion, the “KTLA Portion”), demised pursuant to a lease (with an initial lease term of two or more years, not including any unexercised extension options) with KTLA, LLC, a Delaware limited liability company, or any of its Affiliates, shall be deemed Office Property, it being understood that for purposes of determining NOI for the relevant Property, that if only a portion thereof is treated as Office Property pursuant to this definition above, then expenses attributable to the KTLA Portion shall be ratable based on the relationship that the square footage of the KTLA Portion bears to the square footage of the entire Property (including the KTLA Portion). “Studio Service Subsidiary” means a Subsidiary operated primarily to provide rental and/or fee-based services to film, television or similar media productions. “Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. “Subsidiary Pledgor” means any Pledgor that is not the Borrower. “Substantial Amount” means, at the time of determination thereof, an amount in excess of thirty percent (30.0%) of the undepreciated book value of the total consolidated assets at such time of the Borrower and its Subsidiaries determined on a consolidated basis. “Sustainability Adjustment Period” means the period running from the first day of the first month immediately following the delivery to Administrative Agent of the applicable Sustainability Certificate until the last day of the month in which the next Sustainability Certificate is delivered to Administrative Agent.; provided that (i) no Sustainability Adjustment Period shall commence following delivery in fiscal year 2026 of the Sustainability Certificate in respect of the 2025 fiscal year, and (ii) notwithstanding anything herein to the contrary, the final Sustainability Adjustment Period shall conclude on, and no Applicable Sustainability Adjustment shall apply upon or after, May 1, 2026. “Sustainability Certificate” means a certificate substantially in the form of Exhibit K. “Sustainability Metric Auditor” means (a) Ernst & Young or (b) any other internationally recognized “big four” auditing firm or a reputable sustainability assurance provider reasonably satisfactory to the Administrative Agent and the Sustainability Structuring Agent.

NAI-5000938357v5 54 US-DOCS\161437759.18 Three months Percentage 0.32138% “Sustainability Structuring Agent” has the meaning given to that term in the introductory paragraph hereof. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. Notwithstanding anything to the contrary in the foregoing, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction, nor any obligations thereunder, shall constitute “Swap Obligations”. “Syndication Agent” has the meaning set forth in the introductory paragraph hereof. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term CORRA” means, for any calculation with respect to a Term CORRA Loan, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 5:00 p.m. Toronto time on any Periodic Term CORRA Determination DateDay the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding RFR Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term CORRA Determination DateDay. “Term CORRA Adjustment” means, with respect to any Term CORRA Loan, a percentage per annum as set forth below for the applicable Interest Period therefor: “Term CORRA Administrator” means CanDeal Benchmark Administration Services Inc. (“CanDeal”) or, in the reasonable discretion of Administrative Agent, TSX Inc. or an affiliate of TSX Inc. as the publication source of CanDeal/TMX Term CORRA benchmark that is administered by CanDeal (or a successor administrator of the Term CORRA Reference Rate selected by Administrative Agent in its reasonable discretion). “Term CORRA Loan” means a Loan that bears interest at a rate based on Adjusted Term CORRA. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. One month 0.29547% Interest Period

NAI-5000938357v5 US-DOCS\161437759.18 55 “Term Loan” means a loan made by a Term Loan Lender to the Borrower pursuant to Section 2.17. “Term Loan Commitment” means a Lender’s obligation to make advances of Term Loan(s) in accordance with Section 2.17, in an amount up to, but not exceeding, the amount set forth for such Lender in each applicable Incremental Joinder Agreement or as set forth in any applicable Assignment and Assumption. “Term Loan Commitment Percentage” means, as to each Term Loan Lender, the ratio, expressed as a percentage, of (a) the amount of such Term Loan Lender’s Term Loan Commitment to (b) the aggregate amount of the Term Loan Commitments of all Term Loan Lenders; provided, however, that if at the time of determination the Term Loan Commitments have terminated or been reduced to zero, the “Term Loan Commitment Percentage” of each Term Loan Lender shall be the ratio, expressed as a percentage, of the unpaid principal amount of all outstanding Term Loan advances owing to such Lender as of such date, to the aggregate unpaid principal amount of all outstanding Term Loan advances owing to all Term Loan Lenders as of such date. “Term Loan Lender” means each Lender who holds a Term Loan. “Term Loan Maturity Date” means, with respect to each Term Loan, the final maturity date set forth for such Term Loan in the applicable Incremental Joinder Agreement for such Term Loan. “Term Loan Note” means a promissory note made by Borrower substantially in the form of Exhibit F-2 payable to a Term Loan Lender in a principal amount equal to the amount of such Term Loan Lender’s Term Loan Commitment, or if the Term Loan Commitments have terminated, the portion of Term Loans held by such Term Loan Lender. “Term SOFR” means, for the applicable Corresponding Tenor on the day that is two (2) RFR Business Days preceding the date of such setting (such day, the “Periodic Term SOFR Determination Day”), the Term SOFR Reference Rate that has been selected, recommended or published by the Term SOFR Administrator; provided, however, that if as of 11:00 a.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above shall ever be less than the Floor for the applicable Class, then Term SOFR for such Class shall be deemed to be the Floor for such Class. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” means any Loan (or any portion thereof) (other than a Base Rate Loan) bearing interest at a rate based on Adjusted Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

NAI-5000938357v5 US-DOCS\161437759.18 56 “Titled Agents” means, collectively, the Lead Arrangers, the Syndication Agents, the Documentation Agents, the Senior Managing Agents, and the Sustainability Structuring Agent. “Total Asset Value” means the sum of all of the following of Hudson REIT on a consolidated basis determined in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents, plus (b) for Properties owned for more than four (4) fiscal quarters and not valued pursuant to clauses (c) through (f) of this definition below, (A) with respect to each such Property that is not a Book Value Property, the sum of (i) the quotient of NOI of such Properties (calculated after giving effect to any required free rent periods by calculating the average cash rent over the term of the lease during such free rent periods), if other than Studio Properties, for the most recent two (2) fiscal quarters annualized (or, if such Property was not occupied for the entirety of such two (2) fiscal quarter period, the NOI for the period for which such Property was so occupied, annualized), divided by the applicable Capitalization Rate, plus (ii) the quotient of NOI of such Properties (calculated after giving effect to any required free rent periods by calculating the average cash rent over the term of the lease during such free rent periods), if Studio Properties, for the most recent four (4) fiscal quarters (or, if such Property was not occupied for the entirety of such four (4) fiscal quarter period, the NOI for the period for which such Property was so occupied, annualized), divided by the applicable Capitalization Rate, and (B) with respect to each such Property that is a Book Value Property, an amount equal to 75% of the book value thereof, net of impairment charges, provided, however, that if any such Book Value Property shall remain less than Applicable Leased Percentage leased or occupied for more than 24 consecutive months, then the value thereof shall be equal to 50% of book value, plus (c) the GAAP book value of Properties acquired during the most recently ended four (4) fiscal quarters, plus (d) the GAAP book value of Construction-in-Progress (including land, improvements, indirect costs internally allocated, pre-development costs and development costs), plus (e) the GAAP book value of all Renovation Properties, plus (f) the GAAP book value of Unimproved Land, plus (g) (i) an amount equal to the aggregate book value of Mortgage Receivables and (ii) an amount equal to the aggregate current fair market value of Mortgage Backed Securities (excluding any Mortgage Backed Securities excluded from the calculation of Total Liabilities in consolidation in accordance with GAAP), plus (h) Management Fee Income for the most recent four (4) fiscal quarters, multiplied by eight (8), plus (i) With respect to Studio Service Subsidiaries owned directly or indirectly by the Borrower on the FourthFifth Amendment Effective Date, either:

NAI-5000938357v5 US-DOCS\161437759.18 57 i. For all fiscal quarters ending on or prior to December 31, 2024, the acquisition price of such Studio Service Subsidiaries multiplied by seventy five percent (75.0%), or ii. For all fiscal quarters ending after December 31, 2024, with respect to each such Studio Service Subsidiary, the greater of (A) Earnings From Studio Service Operations of such Studio Service Subsidiary for the most recently ended four (4) fiscal quarters, multiplied by eight (8), and (B) an amount equal to 50% of the book value of such Studio Service Subsidiary, net of impairment charges, plus (j) With respect to Studio Service Subsidiaries acquired directly or indirectly by the Borrower after the FourthFifth Amendment Effective Date from an unaffiliated third party, either: i. The acquisition price of such Studio Service Subsidiaries if acquired during the then most recently ended four fiscal quarters, or ii. with respect to each such Studio Service Subsidiary (excluding any such Studio Service Subsidiary described in clause (j)(i) above), the greater of (A) Earnings From Studio Service Operations of such Studio Service Subsidiary for the most recently ended four (4) fiscal quarters, multiplied by eight (8), and (B) an amount equal to (x) for any such calculation during the first twelve (12) months after the acquisition thereof, 75% of the book value of such Studio Service Subsidiary, net of impairment charges, and (y) for any such calculation thereafter, 50% of the book value of such Studio Service Subsidiary, net of impairment charges. For avoidance of doubt, no single Property may be valued under more than one of the above clauses at any given time. Hudson REIT’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in Total Asset Value calculations consistent with the above described treatment for wholly owned assets. In no event shall a Property valued pursuant to subsection (b) or the value attributable to a Studio Service Subsidiary pursuant to subsection (i)(ii) or subsection (j)(ii) of this definition above be less than zero. For purposes of calculating the Total Asset Value of any Property that is not Construction-in-Progress or a Renovation Property, but that was Construction-in-Progress or a Renovation Property, as applicable, at any time during the previous two (2) full fiscal quarters, unless such Property has been designated as a Book Value Property in accordance with the terms hereof (in which case such Property shall be valued in accordance with clause (b)(B) above), the NOI attributable to such Property for purposes of making the calculation in subsection (b) of this definition above shall be calculated as follows: (i) Until one full fiscal quarter has elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI attributable to (x) if such Property achieved Development Completion or Renovation Completion, as applicable, during the first month of the previous fiscal quarter, the NOI attributable to the last two (2) months while such Property was Construction-in-Progress or a Renovation Property, as applicable, shall be annualized and (y) otherwise, the last full

NAI-5000938357v5 US-DOCS\161437759.18 58 fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, shall be annualized;1 and (ii) From and after the date that one full fiscal quarter has elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, but before two (2) full fiscal quarters have elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI of the sum of (x) the NOI attributable to the last full fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, and (y) the NOI attributable to the first full fiscal quarter after the Property ceased being Construction-in-Progress or a Renovation Property, as applicable, shall be annualized. For purposes of calculating the Total Asset Value, value attributable to investments in the following types of assets in excess of the applicable percentage specified below shall be excluded from the calculation of Total Asset Value: (A) Investments in Properties in each Approved International Location such that the aggregate value in such Investments exceeds twenty percent (20.0%) of Total Asset Value; (B) Earnings From Studio Service Operations and Management Fee Income such that the aggregate value thereof exceeds ten percent (10.0%) of Total Asset Value; and (C) the value attributable to the following types of assets, in the aggregate for all such types of assets, in excess of forty percent (40.0%) of Total Asset Value: i. Mortgage Receivables and Mortgage Backed Securities; ii.Construction-in-Progress; iii. Unimproved real estate; iv. Properties other than Office Properties and Studio Properties; (provided, that Investments for purposes of this clause (iv) shall not 1 For illustration purposes only: (1) If a Property achieves Development Completion or Renovation Completion, as applicable, during January 2022, then such Property remains a Construction-in-Progress or a Renovation Property, as applicable, through March 31, 2022. For any date of determination through and including March 31, 2022, the Total Asset Value for such Property shall be based on its GAAP book value. For any date of determination after March 31, 2022, through but excluding June 30, 2022, the Total Asset Value for such Property shall be based on the NOI attributable for such Property for February and March of 2022 annualized. (2) If a Property achieves Development Completion or Renovation Completion, as applicable, during February 2022 or March 2022, then such Property remains a Construction-in-Progress or a Renovation Property, as applicable, through June 30, 2022. For any date of determination through and including June 30, 2022, the Total Asset Value for such Property shall be based on its GAAP book value. For any date of determination after June 30, 2022 through but excluding September 30, 2022, the Total Asset Value for such Property shall be based on the NOI attributable to the second fiscal quarter of 2022 annualized.

NAI-5000938357v5 US-DOCS\161437759.18 59 include retail associated with Properties which are primarily Office Properties or Studio Properties) v.Common stock, Preferred Equity Interests, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other equity interests in Persons (other than consolidated Subsidiaries and Unconsolidated Affiliates); vi. Unconsolidated Affiliates; vii. Management Fee Income; and viii. Earnings From Studio Service Operations. “Total Liabilities” means all Indebtedness of Hudson REIT and its Subsidiaries on a consolidated basis and Hudson REIT’s Ownership Share of all Indebtedness of all Unconsolidated Affiliates, other than intercompany Indebtedness owed to Hudson REIT and its Subsidiaries. “Type” means, with respect to any Revolving Loan or Term Loan, whether such Loan or portion thereof is a Term SOFR Loan, Daily Simple SOFR Loan, Multicurrency Loan, or a Base Rate Loan. Notwithstanding anything herein to the contrary, but without limiting any Benchmark Replacement in accordance with the terms and provisions of this Agreement, no Revolving USD Tranche Loan or Revolving Multicurrency Tranche Loan shall be borrowed as, Converted to, or Continued as a Daily Simple SOFR Loan. “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any personPerson falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliatesAffiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. “Unencumbered Asset Certificate” has the meaning given that term in Section 4.2. “Unencumbered Asset Value” means without duplication, the sum of the following: (a) For each Unencumbered Pool Property owned at all times throughout the most recently ended four (4) fiscal quarters and not valued pursuant to clauses (b) through (e) below, (i)

NAI-5000938357v5 US-DOCS\161437759.18 60 with respect to each such Unencumbered Pool Property that is not a Book Value Unencumbered Pool Property, the quotient of (A) Net Operating Income attributable to such Unencumbered Pool Property (calculated after giving effect to any required free rent periods by calculating the average cash rent over the term of the lease during such free rent periods) (1) if other than a Studio Property, for the most recently ended two (2) fiscal quarters annualized (or, if such Unencumbered Pool Property was not occupied for the entirety of such two (2) fiscal quarter period, the Net Operating Income for the period for which such Unencumbered Pool Property was so occupied, annualized), and (2) if a Studio Property, for the most recently ended four (4) fiscal quarters (or, if such Unencumbered Pool Property was not occupied for the entirety of such four (4) fiscal quarter period, the Net Operating Income for the period for which such Unencumbered Pool Property was so occupied, annualized), divided by (B) the Capitalization Rate, and (ii) with respect to each Book Value Unencumbered Pool Property, an amount equal to 75% of the book value thereof, net of impairment charges, provided, however, that if any such Book Value Unencumbered Pool Property shall remain less than Applicable Leased Percentage leased or occupied for more than 24 consecutive months, then the value thereof shall be equal to 50% of book value, plus (b) For each Unencumbered Pool Property acquired within the last four (4) fiscal quarters, the acquisition cost of such Unencumbered Pool Property, plus (c) For each Unencumbered Pool Property that constitutes Construction-in-Progress, the GAAP book value of such Construction-in-Progress (including land, improvements, indirect costs internally allocated, pre-development costs and development costs), plus (d) For each Unencumbered Pool Property that constitutes a Renovation Property, the GAAP book value of all such Renovation Properties, plus (e) For each Unencumbered Pool Property that constitutes Unimproved Land, the GAAP book value of such Unimproved Land, plus (f) With respect to Unencumbered Studio Service Subsidiaries owned directly or indirectly by the Borrower on the FourthFifth Amendment Effective Date, either: i. For all fiscal quarters ending on or prior to December 31, 2024, the acquisition price of such Unencumbered Studio Service Subsidiaries multiplied by seventy five percent (75.0%), or ii. For all fiscal quarters ending after December 31, 2024, (A) with respect to each such Studio Service Subsidiary (other than a Book Value Unencumbered Studio Service Subsidiary), Earnings From Studio Service Operations of such Unencumbered Studio Service Subsidiary for the most recent four (4) fiscal quarters, multiplied by eight (8), and (B) with respect to each such Studio Service Subsidiary that is a Book Value Unencumbered Studio Service Subsidiary, an amount equal to 50% of the book value of such Book Value Unencumbered Studio Service Subsidiary, net of impairment charges, plus (g) With respect to Unencumbered Studio Service Subsidiaries acquired directly or indirectly by the Borrower after the FourthFifth Amendment Effective Date from an unaffiliated third party, either:

NAI-5000938357v5 US-DOCS\161437759.18 61 i. The acquisition price of such Unencumbered Studio Service Subsidiaries if acquired during the then most recently ended four (4) fiscal quarters, or ii. with respect to each such Unencumbered Studio Service Subsidiary (excluding any such Unencumbered Studio Service Subsidiary described in clause (g)(i) above), (A) in the case of any such Unencumbered Studio Service Subsidiary other than a Book Value Unencumbered Studio Service Subsidiary, Earnings From Studio Service Operations of such Unencumbered Studio Service Subsidiary for the most recently ended four (4) fiscal quarters, multiplied by eight (8), and (B) in the case of any such Studio Service Subsidiary that is a Book Value Unencumbered Studio Service Subsidiary, (x) for any such calculation during the first twelve (12) months after the acquisition thereof, 75% of the book value of such Book Value Unencumbered Studio Service Subsidiary, net of impairment charges, and (y) for any such calculation thereafter, 50% of the book value of such Book Value Unencumbered Studio Service Subsidiary, net of impairment charges, plus (h) An amount equal to the aggregate book value of unrestricted and unencumbered Mortgage Receivables, plus; (i) An amount equal to the aggregate current fair market value of unrestricted and unencumbered Mortgage Backed Securities. Notwithstanding the above, (i) to the extent that the Unencumbered Asset Value attributable to Unencumbered Pool Properties subject to Ground Leases exceeds thirty percent (30%) of total Unencumbered Asset Value (provided that the Ground Lease located at Metro Center as described on Schedule 1.1(f) shall not be taken into account when calculating such thirty percent (30%) limitation), such excess shall be excluded from Unencumbered Asset Value; (ii) to the extent that the aggregate rental revenue of the Unencumbered Pool Properties generated from a single tenant or Affiliated tenants in the aggregate exceeds twenty-five percent (25.0%), in each such case, such excess shall be excluded when determining Net Operating Income for the purposes of calculating Unencumbered Asset Value; (iii) to the extent that the Unencumbered Asset Value attributable to Unencumbered Pool Properties in each Approved International Location exceeds twenty percent (20.0%) of total Unencumbered Asset Value, such excess shall be excluded from Unencumbered Asset Value; (iv) to the extent that the Unencumbered Asset Value attributable to Unencumbered Studio Service Subsidiaries (including, for the avoidance of doubt, Book Value Unencumbered Studio Service Subsidiaries) (or Earnings From Studio Service Operations thereof, as applicable) exceeds fifteen percent (15.0%) of total Unencumbered Asset Value, such excess shall be excluded from Unencumbered Asset Value; and (v) to the extent that the Unencumbered Asset Value attributable to Construction-in-Progress, Renovation Properties, Unimproved Land, Mortgage Receivables and/or Mortgage Backed Securities, exceeds fifteen percent (15.0%) of total Unencumbered Asset Value, such excess shall be excluded from Unencumbered Asset Value. In no event shall a Property valued pursuant to subsection (a) or the value attributable to any Unencumbered Studio Service Subsidiary pursuant to subsection (f)(ii) or subsection (g)(ii) of this definition above be less than zero and, for avoidance of doubt, no single Property may be valued under more than one of the above clauses at any given time. For purposes of calculating the Unencumbered Asset Value of any Property that is not Construction-in-Progress or a Renovation Property, but that was Construction-in-Progress or a Renovation Property, as applicable, at any time during the previous two (2) full fiscal quarters, unless such Property has been designated as a Book Value Unencumbered Pool Property in accordance with the terms hereof (in which case such Book Value Unencumbered Pool Property shall be valued in accordance

NAI-5000938357v5 US-DOCS\161437759.18 62 with clause (a)(ii) above), the NOI attributable to such Property for purposes of making the calculation in subsection (a) of this definition above shall be calculated as follows: (i) Until one full fiscal quarter has elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI attributable to (x) if such Property achieved Development Completion or Renovation Completion, as applicable, during the first month of the previous fiscal quarter, the NOI attributable to the last two (2) months while such Property was Construction-in-Progress or a Renovation Property, as applicable, shall be annualized and (y) otherwise, the last full fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, shall be annualized;2 and (ii) From and after the date that one full fiscal quarter has elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, but before two (2) full fiscal quarters have elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI of the sum of (x) the NOI attributable to the last full fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, and (y) the NOI attributable to the first full fiscal quarter after the Property ceased being Construction-in-Progress or a Renovation Property, as applicable, shall be annualized. “Unencumbered NOI” means, for any period, (i) the aggregate NOI from the Unencumbered Pool Properties and (ii) Earnings From Studio Service Operations of Unencumbered Studio Service Subsidiaries, in each such case, for the most recent two (2) fiscal quarters annualized, provided that (A) in no event will Earnings From Studio Service Operations of any Unencumbered Studio Service Subsidiary for the purposes of determining “Unencumbered NOI” (I) be less than zero or (II) include net income from counterparties that is deemed to be uncollectible under the terms of the Borrower’s bad debt policy as determined by the Borrower in good faith and (B) in no event will NOI for any Unencumbered Pool Property for purposes of determining “Unencumbered NOI” be less than zero. To the extent that an Unencumbered Pool Property or Unencumbered Studio Service Subsidiary has been owned for at least one month, but not for a full fiscal quarter, the NOI from that Property or Earnings from Studio Service Operations of that Unencumbered Studio Service Subsidiary, as applicable, for such period of ownership will be annualized. If the Property or Unencumbered Studio Service Subsidiary has not been owned for one full month, NOI or Earnings from Studio Service Operations, as applicable, shall be based on an Administrative Agent approved pro forma NOI. 2 For illustration purposes only: (1) If a Property achieves Development Completion or Renovation Completion, as applicable, during January 2022, then such Property remains a Construction-in-Progress or a Renovation Property, as applicable, through March 31, 2022. For any date of determination through and including March 31, 2022, the Unencumbered Asset Value for such Property shall be based on its GAAP book value. For any date of determination after March 31, 2022, through but excluding June 30, 2022, the Unencumbered Asset Value for such Property shall be based on the NOI attributable for such Property for February and March of 2022 annualized. (2) If a Property achieves Development Completion or Renovation Completion, as applicable, during February 2022 or March 2022, then such Property remains a Construction-in-Progress or a Renovation Property, as applicable, through June 30, 2022. For any date of determination through and including June 30, 2022, the Unencumbered Asset Value for such Property shall be based on its GAAP book value. For any date of determination after June 30, 2022 through but excluding September 30, 2022, the Unencumbered Asset Value for such Property shall be based on the NOI attributable to the second fiscal quarter of 2022 annualized.

NAI-5000938357v5 US-DOCS\161437759.18 63 “Unencumbered Pool” means, collectively, all of the Unencumbered Pool Properties. “Unencumbered Pool Property” means the Properties designated as such pursuant to Section 4.2 and set forth on Schedule 4.2 (as updated from time to time in accordance with Section 4.2). “Unencumbered Studio Service Subsidiaries” means the Eligible Studio Service Subsidiaries designated as such by the Borrower. “Unencumbered Studio Service Subsidiary Certificate” has the meaning given that term in Section 4.2. “Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred and for which no development is scheduled in the immediately following twelve (12) months. “Unsecured Indebtedness” means Indebtedness which is not Secured Indebtedness. Notwithstanding the foregoing, all Indebtedness which is secured by a pledge of equity interests only and is recourse to Hudson REIT or its Subsidiaries shall be deemed to be Unsecured Indebtedness. “Unsecured Interest Expense” means, for a given period, all Interest Expense attributable to Unsecured Indebtedness of Hudson REIT and its Subsidiaries, on a consolidated basis, and Hudson REIT’s Ownership Share of Unsecured Indebtedness of its Unconsolidated Affiliates, in each case for such period. For the purpose of this definition, Interest Expense will be based on actual Unsecured Interest Expense. “U.S.” means the United States of America. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.10(g)(ii)(B)(3). “Wells Fargo” means Wells Fargo Bank, National Association, and its successors and assigns. “Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. “Withdrawal Liability” means any liability as a result of a complete or partial withdrawal from a Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify

NAI-5000938357v5 US-DOCS\161437759.18 64 or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that personPerson or any other personPerson, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 GAAP. Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP as in effect as of the Agreement Date, provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the appropriate Lenders pursuant to Section 13.7); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the use of GAAP, the calculation of Total Liabilities shall NOT include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities), FASB ASC 805 or other FASB standards allowing or requiring entities to report fair values for financial liabilities (including fair market adjustments with respect to any loans, assumed in connection with the purchase of real property and any fair market adjustment to Ground Leases, in either case reported under GAAP as a liability). Accordingly, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. When determining the Applicable Margin and compliance by the Borrower with any financial covenant contained in any of the Loan Documents, one hundred percent (100%) of the financial attributes of a consolidated Affiliate of Hudson REIT shall be included and only the Ownership Share of Hudson REIT of the financial attributes of an Unconsolidated Affiliate shall be included. Notwithstanding any change in GAAP that occurred or occurs after December 15, 2018 that would require lease obligations (including, but not limited to, lease obligations under any Ground Leases) that would be treated as operating leases as of December 15, 2018 to be classified and accounted for as capital leases or otherwise reflected on the consolidated balance sheet of Hudson REIT and its consolidated Subsidiaries, such lease obligations shall be treated as operating leases for all purposes under this Agreement and be excluded from the definition of Indebtedness and other relevant definitions under this Agreement in which such lease obligations would otherwise be included as capital leases. Section 1.3 General; References to Central Time. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) except as expressly provided otherwise in any Loan Document, shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent not prohibited hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the

NAI-5000938357v5 US-DOCS\161437759.18 65 masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary and a reference to an “Affiliate” means a reference to an Affiliate of the Borrower. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Central time daylight or standard, as applicable. Except as expressly provided otherwise in any Loan Document, (i) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, (ii) the word “or” shall not be exclusive and shall have the inclusive meaning of “and/or” and (iii) any reference to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Section 1.4 Rates. The interest rate on Loans denominated in Dollars or an Alternative Currency may be determined by reference to a benchmark rate that is, or may in the future become, the subject to regulatory reform or cessation. Regulators have signaled the need to use alternative reference rates for some of these benchmark rates and, as a result, such benchmark rates may cease to comply with Applicable Laws and regulations, may be permanently discontinued or the basis on which they are calculated may change. In the event that the then-current Benchmark is no longer available or in certain other circumstances set forth in Section 5.2(b), such Section 5.2(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 5.2(b), of any change to the reference rate upon which the interest rate on Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or with respect to any alternative, comparable or successor rate thereto, or replacement rate thereof (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 5.2(b), will be similar to, or produce the same value or economic equivalence of, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, or have the same volume or liquidity as did any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. Neither the Administrative Agent nor any Lender warrants or accepts responsibility for, and none of the foregoing shall have any liability with respect to, the administration, submission or any other matter related to the rates in the definitions of “Base Rate”, “Adjusted Daily Simple SOFR”, “Daily Simple SOFR”, “Daily Simple SONIA”, “Prime Rate”, “Spot Rate”, “Adjusted Term SOFR”, “Term SOFR”, “Term SOFR Reference Rate” or with any comparable or successor rate to any of the foregoing, or any replacement rate to any therefor. Section 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

NAI-5000938357v5 US-DOCS\161437759.18 66 Section 1.6 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the applicable Issuing Bank shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent Amount of extensions of credit and Revolving Multicurrency Tranche Credit Outstandings denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants (other than Liquidity) hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent Amount as so determined by the Administrative Agent or the applicable Issuing Bank. (b) Wherever in this Agreement in connection with a borrowing, conversion, continuation or prepayment of a Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum, a required maximum or multiple amount, is expressed in Dollars, but such Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable Issuing Bank, as applicable. Section 1.7 Change of Currency. Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. Section 1.8 Additional Alternative Currencies. The Borrower may from time to time request that Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. Such request shall be subject to the approval of the Administrative Agent and the Revolving Multicurrency Tranche Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable Issuing Bank. The Administrative Agent and the Revolving Multicurrency Tranche Lenders may also establish a separate sublimit on borrowings denominated in such additional Alternative Currency, which together with all other Revolving Multicurrency Tranche Credit Outstandings shall not exceed the Revolving Multicurrency Tranche Commitment. ARTICLE II. CREDIT FACILITY Section 2.1 Revolving Loans. (a) Making of Revolving Loans. (i) Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.16, each Revolving USD Tranche Lender severally and not jointly agrees to make revolving Base Rate Loans and SOFR Loans denominated in Dollars (collectively, the “Revolving USD Tranche Loans”) to the Borrower from time to time during the period from and including the Agreement Date to, but excluding, the Revolving Maturity Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, such

NAI-5000938357v5 US-DOCS\161437759.18 67 Revolving Lender’s Revolving USD Tranche Commitment. Each borrowing of Base Rate Loans or SOFR Loans pursuant to this clause (i) shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof. Notwithstanding the immediately preceding sentence, but subject to Section 2.16, a borrowing of Revolving USD Tranche Loans may be in the aggregate amount of the unused Revolving USD Tranche Commitments. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and re-borrow Revolving USD Tranche Loans. (ii) Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.16, each Revolving Multicurrency Tranche Lender severally and not jointly agrees to make revolving Base Rate Loans and SOFR Loans denominated in Dollars and Multicurrency Loans denominated in Alternative Currencies (collectively, the “Revolving Multicurrency Tranche Loans”) to the Borrower during the period from and including the Agreement Date to, but excluding, the Revolving Maturity Date, in an aggregate principal Dollar Equivalent Amount at any one time outstanding up to, but not exceeding, such Revolving Multicurrency Tranche Lender’s Revolving Multicurrency Tranche Commitment; provided that, notwithstanding anything herein to the contrary, from and after the Fifth Amendment Effective Date, (x) the Borrower may no longer request a borrowing of Multicurrency Loans, and (y) all Revolving Multicurrency Tranche Loans funded under the Revolving Multicurrency Tranche Commitment (if any) shall be Base Rate Loans and/or SOFR Loans denominated in Dollars. Each borrowing of Base Rate Loans, SOFR Loans or Multicurrency Loans pursuant to this clause (ii) shall be in an aggregate minimum Dollar Equivalent Amount of $1,000,000 and integral multiples of $100,000 in excess thereof. Notwithstanding the immediately preceding sentence, but subject to Section 2.16, a borrowing of Revolving Multicurrency Tranche Loans may be in the aggregate amount of the unused Revolving Multicurrency Tranche Commitments. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and re-borrow Revolving Multicurrency Tranche Loans. (iii) Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.16, each Extended Revolving Lender severally and not jointly agrees to make revolving Base Rate Loans and SOFR Loans denominated in Dollars (collectively, the “Extended Revolving Loans”) to the Borrower from time to time during the period from and including the Fifth Amendment Effective Date to, but excluding, the Extended Revolving Maturity Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, such Extended Revolving Lender’s Extended Revolving Commitment. Each borrowing of Base Rate Loans or SOFR Loans pursuant to this clause (iii) shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof. Notwithstanding the immediately preceding sentence, but subject to Section 2.16, a borrowing of Extended Revolving Loans may be in the aggregate amount of the unused Extended Revolving Commitments. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and re-borrow Extended Revolving Loans. (b) Requests for Revolving Loans. Not later than (i) 8:00 a.m. Pacific time on the dateBusiness Day of the proposed borrowing of Revolving Loans that are to be Base Rate Loans, (ii) 7:00 a.m. Pacific time on the dateRFR Business Day of the proposed borrowing of Revolving Loans that are to be Daily Simple SOFR Loans or Base Rate Loans denominated in Dollars and borrowed at a Base Rate based upon Adjusted Daily Simple SOFR, (iii) 7:00 a.m. Pacific time at least three (3) RFR Business Days prior to the date of the proposed borrowing of Revolving Loans that are to be Term SOFR Loans denominated in Dollars, and (iv) (I) 7:00 a.m. Pacific time at least three (3) RFR Business Days prior to a borrowing of Revolving Loans that are to be Multicurrency Loans denominated in Canadian Dollars and (II) 11:00 a.m. Eastern time at least five (5) RFR Business Days prior to a borrowing of Revolving Loans

NAI-5000938357v5 US-DOCS\161437759.18 68 that are to be Multicurrency Loans denominated in Sterling, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing or Alternative Currency Credit Notice. Each Notice of Borrowing shall specify (A) the aggregate principal amount (and Dollar Equivalent Amount, if different) of the Revolving Loans to be borrowed, (B) the date such Revolving Loans are to be borrowed (which must be a Business Day), (C) the Class of the requested Revolving Loans, (D) the Type of the requested Loans, (E) if such Revolving Loans are to be Term SOFR Loans or Multicurrency Loans, the initial Interest Period or Alternative Currency Interest Period for such Revolving Loans, if applicable, and (F) if such Revolving Loans are to be Multicurrency Loans, the Alternative Currency in which such Loans shall be denominated in. Each Notice of Borrowing and Alternative Currency Credit Notice shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing or Alternative Currency Credit Notice, the Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan, a SOFR Loan or a Multicurrency Loan) request that the Administrative Agent provide the Borrower with the most recent Term SOFR, Adjusted Term CORRA or SONIA, as applicable, quoted rate available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter. (c) Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing or an Alternative Currency Credit Notice under the immediately preceding subsection (b), the Administrative Agent shall notify each applicable Revolving Lender of the proposed borrowing. Each applicable Lender shall deposit an amount (in Dollars or the requested Alternative Currency, as applicable) equal to the Revolving Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 9:00 a.m. Pacific time, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan denominated in an Alternative Currency, in each case, on the date of such proposed Revolving Loans. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, not later than 12:00 noon Pacific time on the date of the requested borrowing of Revolving Loans, the proceeds of such amounts received by the Administrative Agent. (d) Assumptions Regarding Funding by Revolving Lenders. With respect to Revolving Loans to be made after the Agreement Date, unless the Administrative Agent shall have been notified by any Revolving Lender that such Revolving Lender will not make available to the Administrative Agent a Revolving Loan to be made by such Revolving Lender in connection with any borrowing, the Administrative Agent may assume that such Revolving Lender will make the proceeds of such Revolving Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Revolving Loan to be provided by such Revolving Lender. In such event, if such Revolving Lender does not make available to the Administrative Agent the proceeds of such Revolving Loan, then such Revolving Lender and the Borrower severally agree to pay to the Administrative Agent on demand the amount of such Revolving Loan with interest thereon, for each day from and including the date such Revolving Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Revolving Lender, the applicable Overnight Rate in effect from time to time and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans and/or Multicurrency Loans (of the applicable currency), as applicable. If the Borrower and such Revolving Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Revolving Lender pays to the Administrative Agent the amount of such Revolving Loan, the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Revolving

NAI-5000938357v5 US-DOCS\161437759.18 69 Lender that shall have failed to make available the proceeds of a Revolving Loan to be made by such Revolving Lender. (e) Effect of Revolving Loans on the Revolving Commitments. (i) The Revolving USD Tranche Commitment of each Revolving USD Tranche Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of (i) such Revolving USD Tranche Lender’s Revolving USD Tranche Commitment Percentage, and (ii) the sum of (A) the outstanding amount of all Revolving USD Tranche Loans, plus (B) the amount of all Revolving USD Tranche Letter of Credit Liabilities. The aggregate principal amount at any one time outstanding of all Revolving USD Tranche Loans and of all Revolving USD Tranche Letter of Credit Liabilities of any Revolving USD Tranche Lender, shall not exceed such Revolving USD Tranche Lender’s Revolving USD Tranche Commitment. (ii) The Revolving Multicurrency Tranche Commitment of each Revolving Multicurrency Tranche Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of (i) such Revolving Multicurrency Tranche Lender’s Revolving Multicurrency Tranche Commitment Percentage, and (ii) the Dollar Equivalent Amount of the sum of (A) the outstanding amount of all Revolving Multicurrency Tranche Loans, plus (B) the amount of all Revolving Multicurrency Tranche Letter of Credit Liabilities. The aggregate principal Dollar Equivalent Amount at any one time outstanding of all Revolving Multicurrency Tranche Loans and of all Revolving Multicurrency Tranche Letter of Credit Liabilities of any Revolving Multicurrency Tranche Lender, shall not exceed such Revolving Multicurrency Tranche Lender’s Revolving Multicurrency Tranche Commitment. (iii) The Extended Revolving Commitment of each Extended Revolving Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of (i) such Extended Revolving Lender’s Extended Revolving Commitment Percentage, and (ii) the sum of (A) the outstanding amount of all Extended Revolving Loans, plus (B) the amount of all Extended Letter of Credit Liabilities. The aggregate principal amount at any one time outstanding of all Extended Revolving Loans and of all Extended Letter of Credit Liabilities of any Extended Revolving Lender, shall not exceed such Extended Revolving Lender’s Extended Revolving Commitment. Section 2.2 Additional Multicurrency Loan and Multicurrency Letter of Credit Provisions. (a) [Intentionally Omitted]. (b) [Intentionally Omitted]. (c) Repayment of Multicurrency Extensions of Credit. (i) Multicurrency Extensions of Credit shall be paid in the Alternative Currency so denominated, in same day funds, without setoff or counterclaim, by Borrower when due into such account at such financial institution as the Administrative Agent may from time to time specify in writing to the Borrower as being applicable to such Multicurrency Extensions of Credit. (ii) If, after any Multicurrency Obligation is outstanding, currency control or exchange regulations are imposed in the country which issues such currency with the result that the currency in which such Multicurrency Obligation is denominated no longer exists, or Borrower is not able

NAI-5000938357v5 US-DOCS\161437759.18 70 to make payment to the Administrative Agent in such currency, then all payments to be made by Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Equivalent Amount (as of the date of repayment and, notwithstanding anything to the contrary in the definition of Spot Rate, at a time determined by the Administrative Agent) of such payment due, it being the intention of the parties hereto that Borrower takes all risks of the imposition of any such currency control or exchange regulations. (d) Redenomination. Upon the occurrence of a Sharing Event, automatically (and without the taking of any action) unless otherwise agreed to by the Requisite Revolving Multicurrency Tranche Lenders (i) all then outstanding Multicurrency Obligations shall be automatically converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent Amount of the aggregate principal amount of the applicable Multicurrency Obligation on the date such Sharing Event first occurred) (the “Redenominated Amounts”), which Redenominated Amounts (1) shall thereafter continue to be deemed to be Base Rate Loans and (2) unless the Sharing Event resulted solely from a termination of the Commitments, shall be immediately due and payable on the date such Sharing Event has occurred and (ii) unless the Sharing Event resulted solely from a termination of the Commitments, all accrued and unpaid interest and other amounts owing with respect to such Redenominated Amounts shall be immediately due and payable in Dollars, using the Dollar Equivalent Amount of such accrued and unpaid interest and other amounts. (e) Payment in Dollars. Upon the occurrence of a Sharing Event or any redenomination under Section 11.2(d), all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, any outstanding Multicurrency Obligation initially denominated in an Alternative Currency (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such purchase) shall be payable in Dollars as if such Multicurrency Obligation had originally been made in Dollars. (f) Additional Costs. The Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section, increased Taxes may be owing by the Borrower pursuant to Section 3.10, which Taxes shall be paid (to the extent provided in Section 3.10) by the Borrower, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section. (g) Funding of Multicurrency Loans. Each Revolving Multicurrency Tranche Lender may, at its option, make any Multicurrency Loan available to the Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect any obligation of any Loan Party with respect to such Loan, including, without limitation, the obligation of Borrower to repay such Loan in accordance with the terms of this Agreement. Section 2.3 [Intentionally Omitted]. Section 2.4 Letters of Credit. (a) Letters of Credit. (i) Subject to the terms and conditions of this Agreement, including without limitation, Section 2.16, each Issuing Bank with a Revolving USD Tranche Commitment severally and not jointly, on behalf of the Revolving USD Tranche Lenders, agrees to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date thirty (30) days prior to the Revolving Maturity Date, one or more standby letters of credit in Dollars (each a “Revolving USD Tranche Letter of Credit”) up to a

NAI-5000938357v5 US-DOCS\161437759.18 71 maximum aggregate Stated Amount at any one time outstanding not to exceed $37,500,0000.00 (the “Revolving USD L/C Commitment Amount”). The Existing Letter of Credit will be deemed to be and is as of the Effective Date a Revolving USD Tranche Letter of Credit issued under this Agreement. (ii) Subject to the terms and conditions of this Agreement, including without limitation, Section 2.16, each Issuing Bank with a Revolving Multicurrency Tranche Commitment severally and not jointly, on behalf of the Revolving Multicurrency Tranche Lenders, agrees to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date thirty (30) days prior to the Revolving Maturity Date, one or more standby letters of credit denominated in Dollars or, subject to the applicable Issuing Bank’s sole approval in each instance, an Alternative Currency (each, whether denominated in Dollars or an Alternative Currency, a “Revolving Multicurrency Tranche Letter of Credit”; and each Revolving Multicurrency Tranche Letter of Credit denominated in an Alternative Currency, a “Multicurrency Letter of Credit”), up to a maximum aggregate Stated Amount at any one time outstanding not to exceed the Dollar Equivalent Amount equal to $12,500,0000.00 (the “Revolving Multicurrency L/C Commitment Amount”, and referred to collectively with the Revolving USD L/C Commitment Amount as the “L/C Commitment Amount”). (iii) Subject to the terms and conditions of this Agreement, including without limitation, Section 2.16, each Issuing Bank with an Extended Revolving Commitment severally and not jointly, on behalf of the Extended Revolving Lenders, agrees to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date thirty (30) days prior to the Extended Revolving Maturity Date, one or more standby letters of credit in Dollars (each an “Extended Letter of Credit”) up to a maximum aggregate Stated Amount at any one time outstanding not to exceed $50,000,000 (the “Extended L/C Commitment Amount”; and referred to collectively with the Revolving USD L/C Commitment Amount and the Revolving Multicurrency L/C Commitment Amount as the “L/C Commitment Amount”). The Existing Letters of Credit will be deemed to be and are as of the Fifth Amendment Effective Date Extended Letters of Credit issued under this Agreement pursuant to the Extended L/C Commitment Amount. (b) Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to approval by the applicable Issuing Bank and the Borrower. Notwithstanding the foregoing, in no event may (i) the expiration date of any Extended Letter of Credit extend beyond the date that is twenty (20) days prior to the Extended Revolving Maturity Date or (ii) any Extended Letter of Credit have an initial duration in excess of one year; provided, however, that aan Extended Letter of Credit may (A) contain a provision providing for the automatic extension of the expiration date in the absence of a notice of non-renewal from the applicable Issuing Bank, but in no event shall any such provision permit the extension of the expiration date of such Letter of Credit beyond the date that is twenty (20) days prior to the Extended Revolving Maturity Date, or, if such Extended Letter of Credit is fully Cash Collateralized in accordance with clause (B) below, the date that is set forth in clause (B) below, and/or (B) extend up to one year beyond the Extended Revolving Maturity Date, provided that, not later than twenty (20) days prior to the Extended Revolving Maturity Date, such Extended Letter of Credit is fully Cash Collateralized and Borrower has delivered to Administrative Agent a reimbursement agreement and such other documentation as Administrative Agent and/or the applicable Issuing Bank may reasonably require, each in form and substance satisfactory to the Administrative Agent and the applicable Issuing Bank. The initial Stated Amount of each Extended Letter of Credit shall be at least $50,000 (or such lesser amount as may be acceptable to the applicable Issuing Bank, the Administrative Agent and the Borrower).

NAI-5000938357v5 US-DOCS\161437759.18 72 (c) Requests for Issuance of Letters of Credit. The Borrower shall give the Issuing Bank or Issuing Banks selected by the Borrower to issue a Letter of Credit and the Administrative Agent written notice at least five (5) Business Days prior to the requested date of issuances of a Letter of Credit denominated in Dollars or at least ten (10) Business Days prior to the requested date of issuances of a Multicurrencyan Extended Letter of Credit (or in each case such shorter period as agreed to by the applicable Issuing Bank and the Administrative Agent), such notice to describe in reasonable detail the proposed terms of such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit the proposed (i) initial Stated Amount, Class and applicable Alternative Currency, (ii) beneficiary, (iii) expiration date, and (iv) the applicable Issuing Bank. The Borrower shall also execute and deliver such customary applications and agreements for standby letters of credit, and other forms as requested from time to time by the applicable Issuing Bank. Provided the Borrower has given the notice prescribed by the first sentence of this subsection and delivered such applications and agreements referred to in the preceding sentence, subject to the other terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Section 6.2, the applicable Issuing Bank shall issue the requested Extended Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event prior to the date five (5) Business Days (or ten (10) Business Days in the case of a Letter of Credit denominated in an Alternative Currency) following the date after which the applicable Issuing Bank has received all of the items required to be delivered to it under this subsection (or in each case such shorter period as may be acceptable to the applicable Issuing Bank and the Administrative Agent). The applicable Issuing Bank shall not at any time be obligated to issue any Extended Letter of Credit if such issuance would conflict with, or cause the applicable Issuing Bank or any Extended Revolving Lender to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Extended Letters of Credit shall also include extensions or modifications of any outstanding Extended Letters of Credit, unless the context otherwise requires. Upon the written request of the Borrower and/or Administrative Agent, the applicable Issuing Bank shall deliver to the Borrower and/or Administrative Agent, as applicable, a copy of each Extended Letter of Credit issued by such Issuing Bank within a reasonable time after the date of issuance thereof. To the extent any term of aan Extended Letter of Credit Document is inconsistent with a term of any Loan Document, the term of such Loan Document shall control. (d) Reimbursement Obligations. Upon receipt by an Issuing Bank from the beneficiary of aan Extended Letter of Credit issued by such Issuing Bank of any demand for payment under such Letter of Credit, the applicable Issuing Bank shall promptly notify the Borrower and the Administrative Agent of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand; provided, however, that an Issuing Bank’s failure to give, or delay in giving, such notice shall not discharge the Borrower in any respect from the applicable Reimbursement Obligation. The Borrower hereby absolutely, unconditionally and irrevocably agrees to pay and reimburse each applicable Issuing Bank for the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt by an Issuing Bank of any payment in respect of any Reimbursement Obligation in respect of aan Extended Letter of Credit issued by such Issuing Bank, such Issuing Bank shall promptly pay such amounts to Administrative Agent and Administrative Agent shall pay to each Extended Revolving Lender that has acquired a participation therein under the second sentence of the immediately following subsection (i) such Extended Revolving Lender’s Extended Revolving Multicurrency Tranche Commitment Percentage or Revolving USD Tranche Commitment Percentage, as applicable, of such payment. (e) Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower shall advise the Administrative Agent and the applicable Issuing Bank whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse the

NAI-5000938357v5 US-DOCS\161437759.18 73 applicable Issuing Bank for the amount of the related demand for payment and, if it does, the Borrower shall submit a timely request for such borrowing as provided in the applicable provisions of this Agreement. If the Borrower fails to so advise the Administrative Agent and such Issuing Bank, or if the Borrower fails to reimburse the applicable Issuing Bank for a demand for payment under aan Extended Letter of Credit issued by such Issuing Bank by the date of such payment, the failure of which the applicable Issuing Bank shall promptly notify the Administrative Agent, then (i) if no Event of Default exists, the Borrower shall be deemed to have requested a borrowing of Extended Revolving Loans of the same Class as such Letter of Credit (which, with respect to any Letter of Credit denominated in Dollars,(which shall be Base Rate Loans and, with respect to any Multicurrency Letter of Credit, shall be a Multicurrency Loans denominated in the same Alternative Currency as such Multicurrency Letter of Credit with an Interest Period, if applicable, of one (1) month) in a Dollar Equivalent Amount) in an amount equal to the unpaid Reimbursement Obligation and the Administrative Agent shall give each Extended Revolving Lender of the applicable Class prompt notice of the amount (including Dollar Equivalent Amount, if different) and Class of theof the Extended Revolving Loan to be made available to the Administrative Agent not later than 10:00 a.m. Pacific time and (ii) if an Event of Default exists, the provisions of subsection (j) of this Section shall apply. The limitations set forth in the second sentence of Section 2.1(a)(i) and Section 2.1(a)(iiiii) shall not apply to any borrowing of Extended Revolving Loans under this subsection. (f) Effect of Letters of Credit on Revolving Commitments. Upon the issuance by the applicable Issuing Bank of any Extended Letter of Credit of a given Class and until such Extended Letter of Credit shall have expired or been cancelled, the applicable Class ofExtended Revolving Commitment of each Extended Revolving Lender of such Class shall be deemed to be utilized with respect to such Letter of Credit for all purposes of this Agreement in an amount equal to the product of (i) such Extended Revolving Lender’s Extended Revolving Multicurrency Tranche Commitment Percentage or Revolving USD Tranche Commitment Percentage, as applicable, and (ii) the sum of the Dollar Equivalent Amount of (A) the Stated Amount of such Extended Letter of Credit plus (B) any related Reimbursement Obligations then outstanding. (g) Issuing Bank’s Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligations. In examining documents presented in connection with drawings under Letters of Credit and making payments under such Letters of Credit against such documents, each Issuing Bank, as applicable, shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, none of the Issuing Banks, Administrative Agent or any of the Revolving Lenders shall be responsible for, and the Borrower’s obligations in respect of Letters of Credit shall not be affected in any manner by, (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, facsimile, electronic mail, facsimile or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit, or of the proceeds of any drawing under any Letter of Credit; or

NAI-5000938357v5 US-DOCS\161437759.18 74 (viii) any consequences arising from causes beyond the control of the Issuing Banks, Administrative Agent or the Revolving Lenders. None of the above shall affect, impair or prevent the vesting of any of the applicable Issuing Bank’s or Administrative Agent’s rights or powers hereunder. Any action taken or omitted to be taken by the applicable Issuing Bank under or in connection with any Letter of Credit issued by it, if taken or omitted in the absence of gross negligence or willful misconduct (each as determined by a court of competent jurisdiction in a final, non-appealable judgment), shall not create against the applicable Issuing Bank any liability to the Borrower, the Administrative Agent or any Lender. The obligation of the Borrower to reimburse the applicable Issuing Bank for any drawing made under any Letter of Credit, and to repay any Revolving Loan made pursuant to the second sentence of Section 2.4(e) above, shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and any other applicable Letter of Credit Document under all circumstances whatsoever, including, without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against any Issuing Bank, the Administrative Agent or any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between the Borrower, any Issuing Bank, the Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; (G) payment by an Issuing Bank under any Letter of Credit issued by it against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Borrower’s Reimbursement Obligations. Notwithstanding anything to the contrary contained in this Section or Section 13.10, but not in limitation of the Borrower’s unconditional obligation to reimburse the applicable Issuing Bank for any drawing made under a Letter of Credit as provided in this Section and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), the Borrower shall have no obligation to indemnify the Administrative Agent, the applicable Issuing Bank or any Lender in respect of any liability incurred by the Administrative Agent, the applicable Issuing Bank or such Lender arising solely out of the gross negligence or willful misconduct (each as determined by a court of competent jurisdiction in a final, non-appealable judgment) misconduct of the Administrative Agent, the applicable Issuing Bank or such Lender in respect of a Letter of Credit. (h) Amendments, Etc. The issuance by an Issuing Bank of any amendment, supplement or other modification to any Extended Letter of Credit shall be subject to the same conditions applicable under this Agreement to the issuance of new Extended Letters of Credit (including, without limitation, that the request therefor be made through the applicable Issuing Bank, with a copy to the Administrative Agent), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Extended Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) (A) with respect to Revolving USD Tranche Letters of Credit, the Administrative Agent and the Revolving USD Tranche Lenders or (B) with respect to Revolving Multicurrency Tranche Letters of Credit, the Administrative Agent and the Revolving Multicurrency Tranche Lenders, in each caseExtended Revolving Lenders, if required by Section 13.7, shall have consented thereto. In connection with any such amendment, supplement or other modification, the Borrower shall pay the fees, if any, payable under the last sentence of Section 3.5(c).

NAI-5000938357v5 US-DOCS\161437759.18 75 (i) Revolving Lenders’ Participation in Letters of Credit. Immediately upon the issuance by an Issuing Bank of (i) any Revolving USD TrancheExtended Letter of Credit, each Revolving USD Tranche Lender and (ii) any Revolving Multicurrency Tranche Letter of Credit, each Revolving Multicurrency Tranche Lender, in each case,Extended Revolving Lender shall be deemed to have absolutely, irrevocably and unconditionally purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Extended Revolving Multicurrency Tranche Commitment Percentage or Revolving USD Tranche Commitment Percentage, as applicable, of the liability of such Issuing Bank with respect to such Extended Letter of Credit, and each Extended Revolving Lender of the same Class as such Letter of Credit thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such Issuing Bank to pay and discharge when due, such Lender’sExtended Revolving Multicurrency TrancheLender’s Extended Revolving Commitment Percentage or Revolving USD Tranche Commitment Percentage, as applicable, of such Issuing Bank’s liability under such Extended Letter of Credit. In addition, upon the making of each payment by aan Extended Revolving Lender to the Administrative Agent for the account of any Issuing Bank in respect of any Extended Letter of Credit pursuant to the immediately following subsection (j), such Extended Revolving Lender shall, automatically and without any further action on the part of the applicable Issuing Bank, Administrative Agent or such Extended Revolving Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such Issuing Bank by the Borrower in respect of such Extended Letter of Credit and (ii) a participation in a percentage equal to such Extended Revolving Lender’s Extended Revolving Multicurrency Tranche Commitment Percentage or Revolving USD Tranche Commitment Percentage, as applicable, in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation (other than the Fees payable to such Issuing Bank pursuant to the second and the last sentences of Section 3.5(c)). (j) Payment Obligation of Revolving Lenders. Each Extended Revolving Lender of the applicable Class severally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, on demand in immediately available funds in like funds as those disbursed to the Borrower, the amount of such Lender’sExtended Revolving Multicurrency TrancheLender’s Extended Revolving Commitment Percentage or Revolving USD Tranche Commitment Percentage, as applicable, of each drawing paid by such Issuing Bank under each Extended Letter of Credit of such Class applicable to such Revolving Lender toto the extent such amount is not reimbursed by the Borrower pursuant to the immediately preceding subsection (d) or (e); provided, however, that in respect of any drawing under any Extended Letter of Credit, the maximum amount that any Extended Revolving Lender of a given Class shall be required to fund, whether as aan Extended Revolving Loan or as a participation of such Class, shall not exceed such Extended Revolving Multicurrency TrancheLender’s Extended Revolving Commitment Percentage or Revolving USD Tranche Commitment Percentage, as applicable, of such drawing. If the notice referenced in the second sentence of Section 2.4(e) is received by aan Extended Revolving Lender not later than 9:00 a.m. Pacific time, then such Extended Revolving Lender shall make such payment available to the Administrative Agent not later than 12:00 p.m. Pacific time on the date of demand therefor; otherwise, such payment shall be made available to the Administrative Agent not later than 11:00 a.m. Pacific time on the next succeeding Business Day. Each Extended Revolving Lender’s obligation to make such payments to the Administrative Agent under this subsection, and the Administrative Agent’s right to receive the same for the account of any Issuing Bank, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including, without limitation, (i) the failure of any other Extended Revolving Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any other Loan Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 11.1(e) or (f) or (iv) the termination of any or all the Extended Revolving Commitments. Each such payment to

NAI-5000938357v5 US-DOCS\161437759.18 76 the Administrative Agent for the account of any Issuing Bank shall be made without any offset, abatement, withholding or deduction whatsoever. (k) Information to Revolving Lenders. Promptly following any change in Extended Letters of Credit outstanding, the applicable Issuing Bank shall deliver to the Administrative Agent, who shall promptly deliver the same to each Extended Revolving Lender of the applicable Class and the Borrower, a notice describing the aggregate amount of all Extended Letters of Credit of such Class issued by such Issuing Bank outstanding at such time. Upon the request of Administrative Agent and/or any Extended Revolving Lender of a given Class from time to time, the applicable Issuing Bank shall deliver any other information reasonably requested by such Extended Revolving Lender with respect to each Extended Letter of Credit of such Class then outstanding issued by such Issuing Bank. Other than as set forth in this subsection, the Issuing Banks shall have no duty to notify the Lenders regarding the issuance or other matters regarding Extended Letters of Credit issued hereunder. The failure of any Issuing Bank to perform its requirements under this subsection shall not relieve any Extended Revolving Lender from its obligations under the immediately preceding subsections (i) and (j). (l) Extended Letters of Credit. Each Extended Revolving Lender confirms that its obligations under the immediately preceding subsections (i) and (j) shall be reinstated in full and apply if the delivery of any Cash Collateral in respect of any Extended Letter of Credit is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise. Section 2.5 Reserved. Section 2.6 Rates and Payment of Interest on Loans. (a) Rates. The Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to, but excluding the date such Loan shall be paid in full, at the following per annum rates: (i) during such periods as such Loan is (x) a Base Rate Loan other than a Base Rate Loan borrowed pursuant to Section 2.1(b)(ii), at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans of such Class or (y) a Base Rate Loan borrowed pursuant to Section 2.1(b)(ii), at Adjusted Daily Simple SOFR (as in effect from time to time), plus the Applicable Margin for SOFR Loans of such Class; (ii) during such periods as such Loan is a Term SOFR Loan, at Adjusted Term SOFR for such Loan for the Interest Period therefor, plus the Applicable Margin for SOFR Loans of such Class; and (iii) during such periods as such Loan is a Daily Simple SOFR Loan, at Adjusted Daily Simple SOFR (as in effect from time to time), plus the Applicable Margin for SOFR Loans of such Class; and (iiiiv) if such Loan is a Multicurrency Loan, at the Alternative Currency Interest Rate for the applicable currency (as in effect from time to time) for the Interest Period therefor (if applicable), plus the Applicable Margin for such Multicurrency Loans of such Class. Notwithstanding the foregoing, while an Event of Default exists, at the election of Requisite Lenders, the Borrower shall pay to the Administrative Agent for the account of each Lender and each Issuing Bank, as

NAI-5000938357v5 US-DOCS\161437759.18 77 the case may be, interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender, on all Reimbursement Obligations and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including, without limitation, accrued but unpaid interest to the extent permitted under Applicable Law). (b) Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (i) (A) if such Loan is a Base Rate Loan, monthly in arrears on the first day of each month, commencing with the first full calendar month occurring after the Effective Date and upon any Conversion of a Base Rate Loan to a SOFR Loan on the principal amount Converted, (B) if such Loan is a SOFR Loan, monthly in arrears on the first day of each month (regardless, in the case of a Term SOFR Loan, of the Interest Period), commencing with the first full calendar month occurring after the Effective Date, and (C) if such Loan is a Multicurrency Loan, monthly in arrears on the first day of each month regardless of the Alternative Currency Interest Period (if applicable), commencing with the first full calendar month occurring after the Effective Date and (ii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post-Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error. (c) Borrower Information Used to Determine Applicable Interest Rates. The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratings and/or other information to be provided or certified to the Lenders by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for any reason whatsoever, including, without limitation, because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within ten (10) Business Days of receipt of such written notice (it being understood and agreed that no Default or Event of Default shall be deemed to have occurred so long as the Borrower pays such additional interest or fees within such 10 Business Day period). The requirement to recalculate interest or fees pursuant to this Section 2.6(c) shall survive for one hundred eighty (180) days following the termination of this Agreement. This Section 2.6(c) shall not in any way limit any of the Administrative Agent’s, any Issuing Bank’s, or any Lender’s other rights under this Agreement. Section 2.7 Number of Interest Periods. (a) Maximum Number of Interest Periods. There may be no more than eighttwelve (812) different Interest Periods for Term SOFR Loans outstanding at the same time (not including up to two (2) Interest Periods for Term SOFR Loans in respect of Term Loans hereunder, if any). For the purposes hereof, different portions of the Loan subject to Interest Periods of the same length, which are not co-terminus, shall be deemed different Interest Periods. (b) Maximum Number of Alternative Currency Interest Periods. There may be no more than four (4) different Interest Periods outstanding at the same time collectively for all Multicurrency Loans. For the purposes hereof, different portions of Multicurrency Loans denominated in the same Alternative

NAI-5000938357v5 US-DOCS\161437759.18 78 Currency subject to Interest Periods of the same length, which are not co-terminus, shall be deemed different Interest Periods. Section 2.8 Repayment of Loans. (a) Revolving Loans. (ai) Revolving Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, all Revolving Loans of a given Class on the Revolving Maturity Date applicable to such Class of Revolving Loans. (ii) If any Revolving USD Tranche Loans or Revolving Multicurrency Tranche Loans remain outstanding as of the Revolving Maturity Date, then, unless the Borrower elects otherwise in writing delivered to the Administrative Agent at least five (5) Business Days prior to the Revolving Maturity Date, the Borrower shall be deemed to have submitted a timely Notice of Borrowing as provided in the applicable provisions of this Agreement requesting a borrowing of Extended Revolving Loans (which shall be Daily Simple SOFR Loans) in an amount equal to the aggregate amount of such outstanding Revolving USD Tranche Loans and Revolving Multicurrency Tranche Loans, and the Administrative Agent shall give each Extended Revolving Lender prompt notice of the amount of such Extended Revolving Loans to be made available to the Administrative Agent not later than 10:00 a.m. Pacific time on the Revolving Maturity Date; provided, however, that the Borrower shall not be deemed to request any such borrowing, nor shall any Extended Revolving Lender be obligated to fund any such Extended Revolving Loan as described in this Section 2.8(a)(ii), if (x) any Event of Default exists or will result upon the making of such Extended Revolving Loans in accordance herewith, or (y) upon making any such Extended Revolving Loan, the Extended Revolving Loans made by such Extended Revolving Lender would exceed such Extended Revolving Lender’s Extended Revolving Commitment. The limitations set forth in the second sentence of Section 2.1(a)(iii) shall not apply to any borrowing of Extended Revolving Loans under this Section 2.8(a)(ii). (b) Multicurrency Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued interest on, each Multicurrency Loan denominated in an Alternative Currency on the last day of the Interest Period of such Multicurrency Loan, unless Continued upon the terms and conditions set forth in Section 2.10(b) below. (c) Term Loans. The Borrower shall repay all Term Loans as set forth in the applicable Incremental Joinder Agreement for such Term Loans and, in any event, shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Term Loans of a given Class on the Term Loan Maturity Date applicable to such Class of Term Loans. Section 2.9 Prepayments. (a) Optional. Subject to Section 5.4, the Borrower may prepay any Loan at any time without premium or penalty. The Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice (or at least three (3) RFR Business Days for SOFR Loans, three (3) RFR Business Days for Multicurrency Loans denominated in Canadian Dollars, or five (5) RFR Business Days for Multicurrency Loans denominated in Sterling) (or in each case, such shorter period as may be acceptable to the Administrative Agent in its sole discretion) of the prepayment of any Loan (which notice shall specify the Type and Class of Loan being repaid); provided that such notice may be revocable at the Borrower’s discretion. Each voluntary prepayment of Loans denominated in Dollars or any Alternative Currency of the same Class shall be in an aggregate minimum amount of $1,000,000 and integral

NAI-5000938357v5 US-DOCS\161437759.18 79 multiples of $100,000 in excess thereof (or in the aggregate amount of Revolving Loans or all Term Loans of a given Class, as applicable, then outstanding). (b) Mandatory. (i) Revolving Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the aggregate amount of the Revolving Commitments, the Borrower shall immediately upon demand pay to the Administrative Agent, for the account of the Lenders then holding Revolving Commitments (or if the Revolving Commitments have been terminated, then holding outstanding Revolving Loans and/or Letter of Credit Liabilities), the amount of such excess. (ii) Revolving USD Tranche Commitment. If at any time the aggregate principal amount of outstanding Revolving USD Tranche Loans and Revolving USD Tranche Letter of Credit Liabilities, in the aggregate, exceeds the Revolving USD Tranche Commitment then in effect, the Borrower shall immediately repay, by payment to the Administrative Agent for the account of the applicable Lenders, the outstanding Revolving USD Tranche Loans in an aggregate amount sufficient to reduce such Revolving USD Tranche Loans and Revolving USD Tranche Letter of Credit Liabilities, in the aggregate, to an amount not to exceed 100% of the Revolving USD Tranche Commitment then in effect. (iii) Revolving Multicurrency Tranche Commitment. If at any time the aggregate principal amount of outstanding Revolving Multicurrency Tranche Loans and Revolving Multicurrency Tranche Letter of Credit Liabilities, in the aggregate, exceeds the Revolving Multicurrency Tranche Commitment then in effect, the Borrower agrees to repay within two (2) Business Days after its knowledge or receipt of notice thereof repay, by payment to the Administrative Agent for the account of the applicable Lenders, the outstanding Revolving Multicurrency Tranche Loans in an aggregate amount sufficient to reduce such Revolving Multicurrency Tranche Loans and Revolving Multicurrency Tranche Letter of Credit Liabilities, in the aggregate, to an amount not to exceed 100% of the Revolving Multicurrency Tranche Commitment then in effect. (iv) Extended Revolving Commitment. If at any time the aggregate principal amount of outstanding Extended Revolving Loans and Extended Letter of Credit Liabilities, in the aggregate, exceeds the Extended Revolving Commitment then in effect, the Borrower shall immediately repay, by payment to the Administrative Agent for the account of the applicable Lenders, the outstanding Extended Revolving Loans in an aggregate amount sufficient to reduce such Extended Revolving Loans and Extended Letter of Credit Liabilities, in the aggregate, to an amount not to exceed 100% of the Extended Revolving Commitment then in effect. (ivv) Application of Mandatory Prepayments. Amounts paid under the preceding subsections (b)(i), (b)(ii) and, (b)(iii) and (b)(iv) shall be applied to pay all amounts of principal outstanding on the Revolving Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2; provided, however that if no Default or Event of Default exists at the time such prepayment is made, and such prepayment would result in the Borrower being required to compensate Revolving Lenders pursuant to Section 5.4, then such prepayment shall be applied first to Base Rate Loans and then to SOFR Loans, and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. If the Borrower is required to pay any

NAI-5000938357v5 US-DOCS\161437759.18 80 outstanding SOFR Loans or Multicurrency Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 5.4. (c) [Intentionally Omitted]. (d) No Effect on Derivatives Contracts. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the Borrower’s obligations under any Derivatives Contracts entered into with respect to the Loans. Section 2.10 Continuation. (a) SOFR Loans. So long as no Event of Default exists, the Borrower may on any RFR Business Day, with respect to any SOFR Loan,(x) Daily Simple SOFR Loan, on any interest payment date therefor, or (y) Term SOFR Loan, upon the expiration of any Interest Period therefor, in each case, (i) continue such Daily Simple SOFR Loan as a Daily Simple SOFR Loan, or (ii) elect to maintain such Term SOFR Loan or any portion thereof as a Term SOFR Loan by selecting a new Interest Period for such Term SOFR Loan. Each Continuation of SOFR Loans of the same Class shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount (or in the aggregate amount of the SOFR Loan being continued), and, if applicable, each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Periodelection to Continue Loans as described above shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 9:00 a.m. Pacific time on (A) in the case of a Loan continuing as a Daily Simple SOFR Loan, one (1) RFR Business Day, and (B) in the case of a Loan continuing as a Term SOFR Loan, three (3) RFR Business Days, in each case, prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by facsimile, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the SOFR Loans, Class and portions thereof subject to such Continuation and (c) if applicable, the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender holding Loans being Continued of the proposed Continuation. If the Borrower shall fail to (i) select in a timely manner a new Interest Period for any Term SOFR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a Term SOFR Loan with an Interest Period of one month, or (ii) deliver a timely Notice of Continuation prior to the applicable interest payment date therefor with respect to a Daily Simple SOFR Loan, such Daily Simple SOFR Loan shall be automatically continued as a Daily Simple SOFR Loan as of such interest payment date; provided, however that if an Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.11 or the Borrower’s failure to comply with any of the terms of such Section. (b) Multicurrency Loans. So long as no Event of Default exists, the Borrower may on any RFR Business Day, with respect to any Multicurrency Loan, select a new Interest Period for such Multicurrency Loan. Each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent an Alternative Currency Credit Notice not later than 2:00 p.m. at least (I) three (3) RFR Business Days prior to the date of any such Continuation for Multicurrency Loans denominated in Canadian Dollars, and five (5) RFR Business Days prior to the date of any such Continuation for Multicurrency Loans denominated in Sterling. Such notice by the Borrower of a Continuation shall be by facsimile, electronic mail or other similar form of communication in the form of

NAI-5000938357v5 US-DOCS\161437759.18 81 a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the Multicurrency Loan, Class and portion thereof subject to such Continuation, and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. If no Alternative Currency Interest Period is specified in the Alternative Currency Credit Notice with respect to an Alternative Currency to which an Alternative Currency Interest Period applies, then Borrower shall be deemed to have selected an Alternative Currency Interest Period of one month’s duration. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Revolving Multicurrency Tranche Lender of such proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any applicable Multicurrency Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a Multicurrency Loan with an Interest Period of one month unless such Multicurrency Loan is repaid, with all interest accrued thereon, on the last day of the applicable Interest Period; provided, however, that if an Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, or earlier if required by the Administrative Agent subject to Section 5.4, Convert into a Base Rate Loan, denominated in Dollars, in an amount equal to the Dollar Equivalent Amount of the Multicurrency Loan so Converted, notwithstanding the first sentence of this Section 2.10(b) or the Borrower’s failure to comply with any of the terms of such Section.. Section 2.11 Conversion. The Borrower may on any applicable RFR Business Day, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by facsimile, electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type; provided, however, (i) a Base Rate Loan may not be Converted into a SOFR Loan if an Event of Default exists, (ii) no notice shall be required for a Conversion of a Term SOFR Loan into a Base Rate Loan on the last day of an Interest Period, (iii) Loans of other Types may not be Converted into Multicurrency Loans or, except as expressly set forth herein with respect to conversions of Multicurrency Loans into a Base Rate Loan, vice versa and (iv) Loans of one Class may not be Converted into Loans of another Class. Each Conversion of Base Rate Loans of the same Class into SOFR Loans of the same Class shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount and upon Conversion of a Base Rate Loan into a SOFR Loan, the Borrower shall pay accrued interest to the date of Conversion on the principal amount so Converted in accordance with Section 2.6. Any Conversion of a Term SOFR Loan into a Base Rate Loan shall be made on, and only on, the last day of an Interest Period for such Term SOFR Loan, unless the Borrower pays all applicable compensation pursuant to Section 5.4. Each such Notice of Conversion shall be given not later than 9:00 a.m. Pacific time three (3) Business Days prior to the date of any proposed Conversion (or, in the case of any Conversion of a Base Rate Loan into a SOFR Loan, three (3) RFR Business Days). Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender holding Loans being Converted of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by facsimile, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type and Class of Loan to be Converted, (c) the portion of such Type and Class of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a Term SOFR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given. Section 2.12 Notes. (a) Notes. The Revolving Loans of a given Class made by each Revolving Lender shall, in addition to this Agreement, also be evidenced by Revolving Notes (as to each Revolving Lender so

NAI-5000938357v5 US-DOCS\161437759.18 82 requesting a Revolving Note), one payable to each such Revolving Lender in a principal amount equal to the amount of its Revolving Commitment of such Class as originally in effect and otherwise duly completed. The Term Loans of a given Class made by each Term Loan Lender of such Class shall, in addition to this Agreement, also be evidenced by a Term Loan Note (as to each Term Loan Lender so requesting a Term Loan Note), one payable to each such Term Loan Lender in a principal amount equal to the amount of its Term Loan Commitment of such Class as originally in effect and otherwise duly completed. (b) Records. Subject to Section 13.6(c), which shall control in the event of any inconsistency with this Section 2.12(b), the date, amount, interest rate, Type, Class and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error; provided, however, that (i) the failure of a Lender to make any such record shall not affect the obligations of the Borrower under any of the Loan Documents and (ii) if there is a discrepancy between such records of a Lender and the statements of accounts maintained by the Administrative Agent pursuant to Section 3.8, in the absence of manifest error, the statements of account maintained by the Administrative Agent pursuant to Section 3.8 shall be controlling. (c) Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at its own expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note. Section 2.13 Voluntary Reductions of the Commitments. The Borrower shall have the right to terminate or reduce the aggregate unused amount of the Commitments of each Class (for which purpose use of the Revolving Commitments of any given Class shall be deemed to include the aggregate amount of all Letter of Credit Liabilities (if any) of such Class) at any time and from time to time without penalty or premium upon not less than five (5) Business Days prior written notice to the Administrative Agent (or in each case such shorter period as may be acceptable to the Administrative Agent in its sole discretion) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction of the Commitments shall not be less than $10,000,000 and integral multiples of $5,000,000 in excess of that amount in the aggregate) and shall be effective only upon receipt by the Administrative Agent (“Commitment Reduction Notice”); provided, however, (i) such notice may be revocable at the Borrower’s discretion subject to payment of all reasonable and documented fees, costs and expenses incurred by Administrative Agent or any of the Lenders in connection therewith (including reasonable and documented attorney’s fees) and (ii) the Borrower may not reduce the aggregate amount of the Revolving Commitments below $75,000,000 unless the Borrower terminates the Revolving Commitments in full. Promptly after receipt of a Commitment Reduction Notice the Administrative Agent shall notify each applicable Lender of the proposed termination or Commitment reduction. The Commitments, once reduced or terminated pursuant to this Section, may not be increased or reinstated (except pursuant to Section 2.17). The Borrower shall pay all interest and fees on the Loans accrued to the date of such reduction or termination of the Commitments to the Administrative Agent for the account of the applicable Lenders, including, but not limited to, any applicable compensation due to each Lender in accordance with Section 5.4. For avoidance of doubt, only undrawn Term Loan Commitments, if any, may be terminated or reduced pursuant to this Section.

NAI-5000938357v5 US-DOCS\161437759.18 83 Section 2.14 Extension of Certain Maturity Dates. (a) Revolving Maturity Date. The Borrower shall have the right, exercisable no more than two (2) times, to request that the Administrative Agent and the Revolving USD Tranche Lenders and Revolving Multicurrency Tranche Lenders extend (i) the Original Revolving Maturity Date by six months to the First Extended Revolving Maturity Date and (ii) the First Extended Revolving Maturity Date by an additional six months to the Second Extended Revolving Maturity Date, in each case, by executing and delivering to the Administrative Agent at least sixty (60) days, but not more than one hundred eighty (180) days, prior to the Original Revolving Maturity Date or First Extended Revolving Maturity Date, as applicable, a written request for such extension (a “Revolving Extension Request”). The Administrative Agent shall notify the Revolving USD Tranche Lenders and Revolving Multicurrency Tranche Lenders if it receives a Revolving Extension Request pursuant to this Section 2.14(a) promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Maturity Date shall be extended to the First Extended Revolving Maturity Date or the Second Extended Revolving Maturity Date, as applicable: (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents and (y) the Borrower shall have paid the Fees payable under Section 3.5(e). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). (b) Extended Revolving Maturity Date. The Borrower shall have the right, exercisable no more than two (2) times, to request that the Administrative Agent and the Extended Revolving Lenders extend the Extended Revolving Maturity Date by six months, in each case, by executing and delivering to the Administrative Agent a Revolving Extension Request at least sixty (60) days, but not more than one hundred eighty (180) days, prior to the then current Extended Revolving Maturity Date. The Administrative Agent shall notify the Extended Revolving Lenders if it receives a Revolving Extension Request pursuant to this Section 2.14(b) promptly upon receipt thereof. Subject to satisfaction of the following conditions, the then current Extended Revolving Maturity Date shall be extended for six months: (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents and (y) the Borrower shall have paid the Fees payable under Section 3.5(e). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the

NAI-5000938357v5 US-DOCS\161437759.18 84 Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). Section 2.15 Expiration Date of Letters of Credit Past Revolving Commitment Termination. If on the date the Revolving Commitments of any Class are terminated or reduced to zero (whether voluntarily, by reason of the occurrence of an Event of Default, maturity or otherwise) there are any Letters of Credit of such Class outstanding hereunder, the Borrower shall, on such date, Cash Collateralize thesuch outstanding Letters of Credit such that the amount of Cash Collateral is equal to the aggregate Stated Amount (or in the case of any Multicurrency Letter of Credit, calculated as 105% of such Letter of Credit’s Stated Amount at such time) of all such Letters of Credit. Section 2.16 Amount Limitations. Notwithstanding any other term of this Agreement or any other Loan Document, no Lender shall be required to make a Loan, no Issuing Bank shall be required to issue a Letter of Credit and no reduction of the Commitments pursuant to Section 2.13 shall take effect, if immediately after the making of such Loan, the issuance of such Letter of Credit or such reduction in the Commitments the aggregate principal Dollar Equivalent Amount of all outstanding Loans of a given Class, together with the aggregate Dollar Equivalent Amount of all Letter of Credit Liabilities of such Class, would exceed the aggregate amount of the Commitments of such Class at such time. Section 2.17 Increase in Commitments. Subject to satisfaction of the conditions set forth in this Section 2.17, the Borrower shall have the right to increase the aggregate amount of the Commitments (which may be in the form of an increase to any existing Class of Commitments or Loans or the incurrence of a new Class of Commitments or Loans, including term loans) up to three (3) times by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases the aggregate amount of the Commitments shall not exceed $2,000,000,000. Each such increase in Commitments of the same Class, each as applicable, must be in an aggregate minimum amount of $25,000,000 and integral multiples of $10,000,000 in excess thereof (or the maximum amount of the incremental Commitments available pursuant to this Section 2.17). The Administrative Agent, in consultation with the Borrower, shall manage all aspects of the syndication of such increase in the Commitments, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the increase in the Commitments among such existing Lenders and/or other banks, financial institutions and other institutional lenders and the Fees to be paid for such increased Commitments. No Lender shall be obligated in any way whatsoever to increase its Commitment or provide a new Commitment, and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. If a new Lender of a given Class becomes a party to this Agreement, or if any existing Lender is increasing its Commitment of a given Class or obtains a new Class of Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, increases its Commitment of such Class or obtains a new Class of Commitment) (and as a condition thereto) purchase from the other Lenders of such Class its applicable Commitment Percentage of such Class (determined with respect to the Lenders’ respective Commitments of such Class, as applicable, and after giving effect to the increase of Commitments of such Class, as applicable) of any outstanding Loans of such Class, as applicable, by making available to the Administrative Agent for the account of such other Lenders of such Class, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Loans of such Class to be purchased by such Lender,

NAI-5000938357v5 US-DOCS\161437759.18 85 plus (B) the aggregate amount of payments previously made by the other Lenders of such Class under Section 2.4(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Loans of such Class. Notwithstanding the foregoing and any other provision of this Agreement to the contrary, the parties hereto agree that, in connection with any increase in Commitments under this Section, the Administrative Agent, the Borrower, and each relevant new or increasing Lender shall endeavor to make arrangements satisfactory to such parties to cause each such new or increasing Lender to temporarily hold risk participations in the outstanding Loans, of the applicable Class, of the other Lenders of such Class (rather than fund its Commitment Percentage of such Class of all outstanding Loans of such Class concurrently with the effectiveness of such increase of Commitments of such Class) with a view toward minimizing breakage costs and transfers of funds in connection with such increase of Commitments. The Borrower shall pay to the Lenders amounts payable, if any, to such Lenders under Section 5.4 as a result of the prepayment of any such Loans. Effecting the increase of the Commitments under this Section is subject to the following conditions precedent: (w) no Default or Event of Default shall exist on the effective date of such increase, (x) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, (y) payment of any and all fees required in connection with such increased Commitments and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all partnership or other necessary action taken by the Borrower to authorize such increase and (B) all corporate, partnership, member or other necessary action taken by each Guarantor that is a party to the Guaranty authorizing the guaranty of such increase; and (ii) if requested by the Administrative Agent, an opinion of counsel to the Borrower and any Guarantor party to the Guaranty, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) new Notes executed by the Borrower, payable to any new Lenders and existing Lenders obtaining a new Class of Commitment and replacement Notes executed by the Borrower, payable to any existing Lenders increasing their Commitments, in the amount of such Lender’s applicable Class of Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of such Commitments. In connection with any increase in the aggregate amount of the Commitments pursuant to this Section 2.17 any Lender becoming a party hereto shall execute (1) such documents and agreements as the Administrative Agent may reasonably request and (2) provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act. Each of the parties hereto hereby agrees that, upon the effectiveness of any incremental Commitments available pursuant to this Section 2.17, this Agreement shall be amended to the extent necessary to reflect the existence of such incremental Commitments and the Loans evidenced thereby, and any joinder agreement or amendment (each an “Incremental Joinder Agreement”) may, notwithstanding anything else herein to the contrary, without the consent of the other Lenders effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent and the Borrower, to effect the provisions of this Section 2.17 (including any amendments that are not adverse to the interests of any Lender that are made to effectuate changes necessary to enable any incremental Commitment (or Loan) that is intended to be of the same Class as any other Commitment (or Loan) in existence on the date of effectiveness thereof to be of such same Class, as applicable).

NAI-5000938357v5 US-DOCS\161437759.18 86 Section 2.18 Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement. Section 2.19 Reallocations on Effective Date; Exiting Lenders. The Administrative Agent, the Borrower, each Exiting Lender (as defined below) and each Lender agree that upon the effectiveness of this Agreement, the amount of each Class of the Commitments of such Lender is as set forth on Schedule 1.1(a) attached hereto (as in effect immediately upon the Effective Date). Simultaneously with the effectiveness of this Agreement, the “Commitments” (including any outstanding loans issued thereunder) of each of the lenders under the Existing Credit Agreement as in effect immediately prior to the effectiveness of this Agreement (the “Existing Commitments”) shall be reallocated among the Revolving USD Tranche Lenders pro rata in accordance with their respective (and shall be deemed to be) Revolving USD Tranche Commitment as set forth on Schedule 1.1(a)(i) (as in effect immediately upon the Effective Date). To effect such reallocations, each lender with an Existing Commitment whose Revolving USD Tranche Commitment upon the effectiveness of this Agreement exceeds its Existing Commitment immediately prior to the effectiveness of this Agreement (each an “Assignee Lender”) shall be deemed to have purchased at par all right, title and interest in, and all obligations in respect of, the excess Existing Commitments from the lenders whose Existing Commitments immediately prior to the effectiveness of this Agreement are less than their respective Revolving USD Tranche Commitment upon the effectiveness of this Agreement (including, for the avoidance of doubt, from each Exiting Lender) (each an “Assignor Lender”), so that the Revolving USD Tranche Commitment of each Revolving USD Tranche Lender immediately upon the Effective Date will be as set forth on Schedule 1.1(a)(i) attached hereto (as in effect immediately upon the Effective Date). Except as modified by this Section 2.19, such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions without the payment of any related assignment fee, and, except for Notes to be provided to the Assignor Lenders and Assignee Lenders in the principal amount of their respective Revolving USD Tranche Commitment, if any, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived), except that any such purchase or deemed purchase shall be recorded in the Register in accordance with Section 13.6(c). The Assignor Lenders, the Assignee Lenders and the other lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to the making of any Loans to be made on the Effective Date and any netting transactions effected by the Administrative Agent) with respect to such reallocations and assignments so that the aggregate outstanding principal amount of Revolving USD Tranche Loans shall be held by the Revolving USD Tranche Lenders pro rata in accordance with the amount of the Revolving USD Tranche Commitments (determined without giving effect to any termination of Commitments effected by the making of any such Loans) of the Revolving USD Tranche Lenders. Notwithstanding the foregoing and any other provision of this Agreement to the contrary, the parties hereto agree that, in connection with any assignment of the Existing Commitments under this Section, the Administrative Agent, the Borrower, and each relevant Assignee Lender and/or Assignor Lender shall endeavor to make arrangements satisfactory to such parties to cause each such Assignee Lender and/or Assignor Lender to temporarily hold risk participations in the outstanding loans issued pursuant to the Existing Commitment of the other lenders thereof (rather than fund its Commitment Percentage of such outstanding loans concurrently with the effectiveness of this Agreement) with a view toward minimizing breakage costs and transfers of funds in connection with the effectiveness of this Agreement and the Commitments herein. On the Effective Date, the commitment of each Assignor Lender that is a party to the Existing Credit Agreement, but not a party to this Agreement (other than for

NAI-5000938357v5 US-DOCS\161437759.18 87 purposes of this Section 2.19) (an “Exiting Lender”), shall be immediately assigned in full and all outstanding obligations (excluding accrued interest and accrued fees) owing to such Exiting Lenders under the Existing Credit Agreement on the Effective Date shall be paid in full as provided in this Section; provided, however, that, notwithstanding anything else provided herein or otherwise, any rights of an Exiting Lender under the Existing Credit Agreement and the other “Loan Documents” as defined therein that are intended by their express terms to survive termination of the “Commitments” as defined under the Existing Credit Agreement and/or the repayment, satisfaction or discharge of obligations under any Loan Document (as defined in the Existing Credit Agreement) shall survive for such Exiting Lender hereunder. Notwithstanding anything in the Existing Credit Agreement or this Agreement to the contrary, accrued interest and fees owing to any lender pursuant to the terms of the Existing Credit Agreement or any other Loan Document as defined therein shall be paid on the first date for the payment of any interest or fees, as applicable, pursuant to the terms of this Agreement or any other Loan Document, as applicable, as defined herein. Each Exiting Lender is a party to this Agreement solely and exclusively for purposes of this Section 2.19 and not for any other purpose and, by signing this Agreement, hereby agrees to the assignment, payment and other terms provided for in this Section 2.19. Section 2.20 Sustainability Adjustments Amendment. (a) Prior to the first anniversary of the Fifth Amendment Effective Date (the “ESG Amendment Deadline”), the Borrower, in consultation with the Sustainability Structuring Agent, may in its sole discretion seek to establish specified key performance indicators with respect to certain environmental goals of the Borrower and its Subsidiaries (such indicators or ratings, “KPI Metrics”) and thresholds or targets with respect thereto (in either case, such thresholds or targets, “SPTs”) for the calendar years 2025 through 2028, which the Borrower shall confirm are aligned to the SLL Principles (as defined below). The Borrower (acting reasonably and in consultation with the Administrative Agent and the Sustainability Structuring Agent) may propose an amendment to this Agreement (such amendment, an “ESG Amendment”) solely for the purpose of incorporating the KPI Metrics, the SPTs and other related provisions (the “ESG Pricing Provisions”) into this Agreement. Any such ESG Amendment shall become effective upon (i) receipt by the Extended Revolving Lenders of a lender presentation in regard to the KPI Metrics and SPTs from the Borrower no later than five (5) Business Days before the proposed effective date of such proposed ESG Amendment, (ii) the posting of such proposed ESG Amendment to all Extended Revolving Lenders and the Borrower, (iii) the identification, and engagement at the Borrower’s cost and expense, of a sustainability assurance provider, which shall be a qualified external reviewer of nationally recognized standing, independent of the Borrower and its Affiliates, and (iv) the receipt by the Administrative Agent of executed signature pages and consents to such ESG Amendment from the Borrower, the Sustainability Structuring Agent, the Administrative Agent and Extended Revolving Lenders comprising the Requisite Class Lenders in respect of the Extended Revolving Commitments. Upon the effectiveness of any such ESG Amendment, based on the Borrower’s performance against the KPI Metrics and SPTs, certain adjustments (increase, decrease or no adjustment) (such adjustments, the “ESG Applicable Margin Adjustments”) to the otherwise applicable Applicable Margin for Extended Revolving Loans and/or the Applicable Facility Fee applicable to Extended Revolving Commitments may be made; provided that (A) the amount of any such adjustments made pursuant to an ESG Amendment shall not result in a decrease or an increase of more than (a) 0.005% in the Applicable Facility Fee applicable to Extended Revolving Commitments and/or (b) 0.04% in the Applicable Margin for Extended Revolving Loans that are SOFR Loans or Base Rate Loans during any calendar year, which pricing adjustments shall be applied in accordance with the terms as further described in the ESG Pricing Provisions (the provisions of this proviso, the “Sustainability Adjustment Limitations”), (B) in no event shall the Applicable Margin for Extended Revolving Loans or the Applicable Facility Fee applicable to Extended Revolving Commitments be less than zero, and (C) no such adjustments made pursuant to an ESG Amendment shall apply to the Applicable Margin for Revolving USD Tranche Loans or Revolving Multicurrency Tranche Loans nor the Applicable Facility

NAI-5000938357v5 US-DOCS\161437759.18 88 Fee applicable to Revolving USD Tranche Commitments or Revolving Multicurrency Tranche Commitments. For the avoidance of doubt, the ESG Applicable Margin Adjustments shall not be cumulative year-over-year and shall only apply until the date on which the next adjustment is due to take place. The KPI Metrics, the Borrower’s performance against the KPI Metrics, and any related ESG Applicable Margin Adjustments resulting therefrom, will be determined based on certain Borrower certificates, reports and other documents, in each case, setting forth the KPI Metrics in a manner that is aligned with the Sustainability Linked Loan Principles (as last published in March 2025 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association, and as further amended, revised or updated from time to time, the “SLL Principles”), including with respect to the selection, setting, calculation, certification and measurement thereof. Following the effectiveness of an ESG Amendment, any modification to the ESG Pricing Provisions shall be subject only to the consent of the Borrower, the Administrative Agent and the Requisite Class Lenders for the Extended Revolving Commitments so long as such modification does not have the effect of (1) increasing or decreasing the Sustainability Adjustment Limitations set forth in the ESG Amendment, or (2) reducing the Applicable Margin or the Applicable Facility Fee to less than zero. Nothing in this Agreement shall require the Borrower to provide any reports with respect to KPI Metrics prior to the effectiveness of an ESG Amendment. (b) Unless and until the ESG Amendment becomes effective prior to the ESG Amendment Deadline, the Extended Revolving Commitments shall not constitute a sustainability-linked loan, and no party to this Agreement shall be entitled to represent in any internal or external communication, marketing or publication that the Extended Revolving Commitments described in this Agreement have been classified as a sustainability-linked credit facility, except to the extent that sustainability-linked adjustments are in effect pursuant to Section 2.20(d). (c) Other than with respect to any ESG Amendment (i) increasing or decreasing the Sustainability Adjustment Limitations, or (ii) reducing the Applicable Margin for Extended Revolving Loans or the Applicable Facility Fee applicable to Extended Revolving Commitments, in any case, to less than zero, this Section 2.20 shall supersede any other clause or provision in Section 13.7 to the contrary, including any provision of Section 13.7 requiring the consent of “each of the Lenders directly and adversely affected thereby” for reductions in interest rates or fees payable hereunder. (d) Notwithstanding the foregoing, the Applicable Sustainability Adjustment (if any) shall continue to apply to the Extended Revolving Commitments and Extended Revolving Loans through May 1, 2026. ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS Section 3.1 Payments. (a) Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in the currency originally disbursed, in immediately available funds, without setoff, deduction or counterclaim, to the Administrative Agent at the Principal Office, not later than 11:00 a.m. Pacific time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 11.5, the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions

NAI-5000938357v5 US-DOCS\161437759.18 89 provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. Each payment received by the Administrative Agent for the account of an Issuing Bank under this Agreement shall be paid to such Issuing Bank by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Issuing Bank to the Administrative Agent from time to time, for the account of such Issuing Bank. In the event the Administrative Agent fails to pay such amounts to such Lender or such Issuing Bank, as the case may be, within one Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension. (b) Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any of the Lenders or an Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the applicable Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender or such Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to, but excluding, the date of payment to the Administrative Agent, at the applicable Overnight Rate. Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Revolving Lenders under Sections 2.1(a), 2.4(e) and, 2.5(e), and 2.8(a)(ii) shall be made from the applicable Class of Revolving Lenders, each payment of the fees under Sections 3.5(a), 3.5(b), the first sentence of 3.5(c), and 3.5(e) shall be made for the account of the applicable Class of Revolving Lenders, and each termination or reduction of the amount of the Revolving Commitments under Section 2.13 shall be applied to the respective Class of Revolving Commitments of the applicable Class of Revolving Lenders, pro rata according to the amounts of their respective applicable Revolving Commitments of such Class; (b) (i) each payment or prepayment of principal of Revolving Loans shall specify the Class of Revolving Loans being paid or prepaid and shall be made for the account of the applicable Class of Revolving Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans of such Class being paid or prepaid that are held by them, provided that, subject to Section 3.9, if immediately prior to giving effect to any such payment in respect of any Revolving Loans of a given Class the outstanding principal amount of such Class of Revolving Loans shall not be held by the Revolving Lenders of such Class pro rata in accordance with their respective Revolving Commitments of such Class in effect at the time such Revolving Loans were made, then such payment shall be applied to the Revolving Loans of such Class in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans of the applicable Class being held by the Revolving Lenders of such Class pro rata in accordance with their respective Revolving Commitments of such Class and (ii) each payment or prepayment of principal of Multicurrency Loans by the Borrower shall be made for the account of the Revolving Multicurrency Tranche Lenders pro rata in accordance with the respective unpaid principal amount of the Multicurrency Loans (in like currency) held by them, provided that if immediately prior to giving effect to any such payment in respect of any Multicurrency Loans the outstanding principal amount of the Multicurrency Loans shall not be held by the Revolving Multicurrency Tranche Lenders pro rata in accordance with their respective Revolving Multicurrency

NAI-5000938357v5 US-DOCS\161437759.18 90 Tranche Commitments in effect at the time such Multicurrency Loans were made, then such payment shall be applied to the Multicurrency Loans (of like currency) in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Multicurrency Loans being held by such Revolving Multicurrency Tranche Lenders pro rata in accordance with their respective Revolving Multicurrency Tranche Commitments; (c) the making of a Class of Term Loans under Section 2.17 shall be made from the Term Loan Lenders of such Class, pro rata according to the amounts of their respective Term Loan Commitments of such Class; (d) each payment or prepayment of principal of Term Loans of a given Class shall be made for the account of the Term Loan Lenders of such Class pro rata in accordance with the respective unpaid principal amounts of the Term Loans of such Class held by them; (e) each payment of interest on Revolving Loans of a given Class or Term Loans of a given Class shall be made for the account of the Revolving Lenders of such Class or Term Loan Lenders of such Class, as applicable, pro rata in accordance with the amounts of interest on such Revolving Loans of such Class or Term Loans of such Class, as applicable, then due and payable to such Lenders, respectively; (f) the making, Conversion and Continuation of Loans of a particular Type and Class (other than Conversions provided for by Sections 5.1(c) and 5.5) shall be made pro rata among the Lenders of such Class according to the amounts of their respective Loans of such Class and the then current Interest Period for each Lender’s portion of each such Loan of such Type and Class shall be coterminous; and (g) the Revolving Lenders’ (of a given Class) participation in, and payment obligations in respect of, Letters of Credit of such Class under Section 2.4, shall be in accordance with their respective Revolving Tranche Commitment Percentages of such Class, as applicable. Section 3.3 Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf of the Borrower or any other Loan Party to a Lender not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 3.2 or Section 11.5, as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2 or Section 11.5, as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. Any assignment or participation pursuant to this Section 3.3 shall be recorded in the Register or a Participant Register in accordance with Section 13.6(c) or 13.6(d), as applicable. Section 3.4 Several Obligations. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall

NAI-5000938357v5 US-DOCS\161437759.18 91 not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender. Section 3.5 Fees. (a) Closing Fee. On the Effective Date, the Borrower agrees to pay to the Administrative Agent and each Lender all loan fees as have been agreed to in writing by the Borrower and the Administrative Agent, including, without limitation, those set forth in the Fee Letter. (b) Revolving Loan Facility Fee. (i) During the period from the Agreement Date to, but excluding, the Revolving Maturity Date, the Borrower agrees to pay to the Administrative Agent for the account of the Revolving USD Tranche Lenders a facility fee equal to the daily aggregate amount of the Revolving USD Tranche Commitments (whether or not utilized) multiplied by a rate per annum equal to the Applicable Facility Fee. Such fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Revolving Maturity Date or any earlier date of termination of the Revolving USD Tranche Commitments or reduction of the Revolving USD Tranche Commitments to zero. The Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes. (ii) During the period from the Agreement Date to, but excluding, the Revolving Maturity Date, the Borrower agrees to pay to the Administrative Agent for the account of the Revolving Multicurrency Tranche Lenders a facility fee equal to the daily aggregate amount of the Revolving Multicurrency Tranche Commitments (whether or not utilized) multiplied by a rate per annum equal to the Applicable Facility Fee. Such fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Revolving Maturity Date or any earlier date of termination of the Revolving Multicurrency Tranche Commitments or reduction of the Revolving Multicurrency Tranche Commitments to zero. The Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes. (c) Letter of Credit Fees. (iii) During the period from the Fifth Amendment Effective Date to, but excluding, the Extended Revolving Maturity Date, the Borrower agrees to pay to the Administrative Agent for the account of the Extended Revolving Lenders a facility fee equal to the daily aggregate amount of the Extended Revolving Commitments (whether or not utilized) multiplied by a rate per annum equal to the Applicable Facility Fee. Such fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Extended Revolving Maturity Date or any earlier date of termination of the Extended Revolving Commitments or reduction of the Extended Revolving Commitments to zero. The Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes.

NAI-5000938357v5 US-DOCS\161437759.18 92 (ic) Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Extended Revolving USD Tranche Lender a letter of credit fee at a rate per annum equal to (1) the Applicable Margin for Extended Revolving Loans that are SOFR Loans multiplied by the daily average Stated Amount of each Revolving USD TrancheExtended Letter of Credit for the period from and including the date of issuance of such Revolving USD TrancheExtended Letter of Credit (which, for each Existing Letter of Credit, shall be deemed to be the Fifth Amendment Effective Date) (x) to and including the date such Revolving USD TrancheExtended Letter of Credit expires or is cancelled or terminated or (y) to, but excluding, the date such Revolving USD TrancheExtended Letter of Credit is drawn in full. In addition to such fees, the Borrower shall pay to each Issuing Bank solely for its own account, a fronting fee in respect of each Revolving USD TrancheExtended Letter of Credit issued thereby equal to the greater of (i) $500 and (ii) one-eighth of one percent (0.125%) of the initial Stated Amount of such Revolving USD TrancheExtended Letter of Credit. The fees provided for in this subsection shall be earned upon issuance and shall be nonrefundable and payable, in the case of the fee provided for in the first sentence, in arrears (i) quarterly on the first day of January, April, July and October, (ii) on the Extended Revolving Maturity Date, (iii) on the date the Extended Revolving USD Tranche Commitments are terminated or reduced to zero and (iv) following any event specified in the immediately preceding clauses (ii) or (iii), from time to time on demand of the Administrative Agent and in the case of the fee provided for in the second sentence, at the time of issuance of such Revolving USD Tranche Letter of Credit. The Borrower shall pay directly to the applicable Issuing Bank from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged or incurred by such Issuing Bank from time to time in like circumstances with respect to the issuance, amendment, renewal or extension of any Revolving USD Tranche Letter of Credit issued thereby or any other transaction relating thereto. (ii) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Multicurrency Tranche Lender a letter of credit fee at a rate per annum equal to (1) (A) with respect to each Revolving Multicurrency Tranche Letter of Credit denominated in Dollars, the Applicable Margin for Revolving Loans that are SOFR Loans multiplied by the daily average Stated Amount of each Revolving Multicurrency Tranche Letter of Credit denominated in Dollars for the period from and including the date of issuance of such Letter of Credit (x) to and including the date such Letter of Credit expires or is cancelled or terminated or (y) to, but excluding, the date such Letter of Credit is drawn in full, and (B) with respect to each Multicurrency Letter of Credit, the Applicable Margin for Multicurrency Loans denominated in the same Alternative Currency as such Multicurrency Letter of Credit multiplied by the daily average Stated Amount of each Multicurrency Letter of Credit for the period from and including the date of issuance of such Multicurrency Letter of Credit (x) to and including the date such Multicurrency Letter of Credit expires or is cancelled or terminated or (y) to, but excluding, the date such Multicurrency Letter of Credit is drawn in full. In addition to such fees, the Borrower shall pay to each Issuing Bank solely for its own account, a fronting fee in respect of each Revolving Multicurrency Tranche Letter of Credit issued thereby equal to the greater of (i) $500 and (ii) one-eighth of one percent (0.125%) of the initial Stated Amount of such Revolving Multicurrency Tranche Letter of Credit. The fees provided for in this subsection shall be earned upon issuance and shall be nonrefundable and payable, in the case of the fee provided for in the first sentence, in arrears (i) quarterly on the first day of January, April, July and October, (ii) on the Revolving Maturity Date, (iii) on the date the Revolving Multicurrency Tranche Commitments are terminated or reduced to zero and (iv) following any event specified in the immediately preceding clauses (ii) or (iii), from time to time on demand of the Administrative Agent and in the case of the fee provided for in the second sentence, at the time of issuance of such Revolving Multicurrency Tranche Letter of Credit. The Borrower shall pay directly to the applicable Issuing Bank from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged or incurred by any Issuing Bank from time to time

NAI-5000938357v5 US-DOCS\161437759.18 93 in like circumstances with respect to the issuance, amendment, renewal or extension of any Revolving Multicurrency Tranche Letter of Credit issued thereby or any other transaction relating thereto. (d) [Intentionally Omitted]. (e) Extension Fees. (i) If the Borrower exercises its right to extend the Revolving Maturity Date in accordance with Section 2.14(a), the Borrower agrees to pay to the Administrative Agent for the account of each applicable Revolving USD Tranche Lender and Revolving Multicurrency Tranche Lender a fee equal to 0.125% of the amount of such Revolving Lender’s Revolving Commitment (whether or not utilized). Such fee shall be fully earned and due and payable in full on the date the Administrative Agent receives a Revolving Extension Request pursuant to such Section 2.14(a). (eii) Extension Fees. If the Borrower exercises its right to extend the Extended Revolving Maturity Date in accordance with Section 2.14(ab), the Borrower agrees to pay to the Administrative Agent for the account of each applicable Extended Revolving Lender a fee equal to 0.1250.075% of the amount of such Extended Revolving Lender’s Extended Revolving Commitment (whether or not utilized). Such fee shall be fully earned and due and payable in full on the date the Administrative Agent receives thea Revolving Extension Request pursuant to such Section 2.14(b). (f) [Intentionally Omitted]. (g) Administrative and Other Fees. The Borrower agrees to pay (i) the administrative and other fees of the Administrative Agent and the Lead Arrangers as provided in the Fee Letter and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent and (ii) the fees payable to the applicable Issuing Banks as provided in the Fee Letter. Section 3.6 Computations. Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or any other Obligations due hereunder shall be computed on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed, except for Extensions of Credit denominated in Sterling or Canadian Dollars, which shall bear interest computed on the basis of a three hundred sixty-five (365) or three hundred sixty-six (366) day year, as the case may be, and actual days elapsed. Section 3.7 Usury. In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.6(a)(i) through (iii). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency

NAI-5000938357v5 US-DOCS\161437759.18 94 fees, syndication fees, facility fees, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, in each case, in connection with the transactions contemplated by this Agreement and the other Loan Documents, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due. Section 3.8 Statements of Account. The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder. Section 3.9 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in (i) the definition of “Requisite Lenders,” “Requisite Revolving Multicurrency Tranche Lenders,” “Requisite Revolving USD Tranche Lenders,”, “Requisite Revolving Lenders” and “Requisite Class Lenders”, as applicable, and (ii) Section 13.7. (b) Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, in the case of a Defaulting Lender that is a Revolving Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks; third, in the case of a Defaulting Lender that is a Revolving Lender, to Cash Collateralize the Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and/or (y) in the case of a Defaulting Lender that is a Revolving Lender, Cash Collateralize the Issuing Banks’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with subsection (e) below; sixth, to the payment of any amounts owing to the Lenders and/or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this

NAI-5000938357v5 US-DOCS\161437759.18 95 Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans of any Class or amounts owing by such Defaulting Lender under Section 2.4(j) in respect of Letters of Credit (such amounts “L/C Disbursements”), in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Article VI were satisfied or waived, such payment shall be applied solely to pay the Loans of such Class of, and L/C Disbursements of such Class owed to, all Non-Defaulting Lenders of the applicable Class on a pro rata basis prior to being applied to the payment of any Loans of such class of, or L/C Disbursements of such Class owed to, such Defaulting Lender until such time as all Loans of such Class and, as applicable, funded and unfunded participations in Letter of Credit Liabilities of such Class are held by the Revolving Lenders of such Class pro rata in accordance with their respective Revolving Commitment Percentages of such Class, as applicable (determined without giving effect to the immediately following subsection (d)), and all Term Loans of the same Class are held by the Term Loan Lenders of such Class pro rata as if there had been no Defaulting Lenders of such Class. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (c) Certain Fees. (i) Each Defaulting Lender that is a Revolving USD Tranche Lender shall be entitled to receive the Fee payable under Section 3.5(b)(i) for any period during which that Revolving Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving USD Tranche Loans funded by it, and (2) its respective Revolving USD Tranche Commitment Percentage of the Stated Amount of Revolving USD Tranche Letters of Credit for which it has provided Cash Collateral as and when required pursuant to Section 3.9(e) below. Each Defaulting Lender that is a Revolving Multicurrency Tranche Lender shall be entitled to receive the Fee payable under Section 3.5(b)(ii) for any period during which that Revolving Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Multicurrency Tranche Loans funded by it, and (2) its respective Revolving Multicurrency Tranche Commitment Percentage of the Stated Amount of Revolving Multicurrency Tranche Letters of Credit for which it has provided Cash Collateral as and when required pursuant to Section 3.9(e) below. (ii) Each Defaulting Lender that is aan Extended Revolving USD Tranche Lender shall be entitled to receive anythe Fee payable under Section 3.5(cb)(iiii) for any period during which that Revolving Lender is a Defaulting Lender only to the extent allocable to the sum of (1) the outstanding principal amount of the Extended Revolving Loans funded by it, and (2) its respective Extended Revolving USD Tranche Commitment Percentage of the Stated Amount of Revolving USD TrancheExtended Letters of Credit for which it has provided Cash Collateral as and when required pursuant to the immediately following subsection Section 3.9(e) below. (ii) Each Defaulting Lender that is aan Extended Revolving Multicurrency Tranche Lender shall be entitled to receive any Fee payable under Section 3.5(c)(ii) for any period during which that Revolving Lender is a Defaulting Lender only to the extent allocable to its respective Extended Revolving Multicurrency Tranche Commitment Percentage of the Stated Amount of

NAI-5000938357v5 US-DOCS\161437759.18 96 Revolving Multicurrency TrancheExtended Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e). (iii) With respect to any Fee not required to be paid to any Defaulting Lender pursuant to the immediately preceding clauses (i) or (ii), the Borrower shall (x) pay to each Non-Defaulting Lender that is a Revolving Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liabilities that has been reallocated to such Non-Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to each Issuing Bank, as applicable, the amount of any such Fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such Fee. (d) Reallocation of Participations to Reduce Fronting Exposure. In the case of a Defaulting Lender that is a Revolving Lender of a given Class, all or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities of such Class shall be reallocated among the Non-Defaulting Lenders that are Revolving Lenders of such Class in accordance with their respective Revolving Commitment Percentages of such Class, as applicable (in each case, determined without regard to such Defaulting Lender’s Revolving Commitment of the applicable Class), but only to the extent that (x) the conditions set forth in Article VI are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of a given Class of any Non-Defaulting Lender that is a Revolving Lender of such Class to exceed such Non-Defaulting Lender’s Revolving Commitment of such Class. Subject to Section 13.3, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Revolving Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (e) Cash Collateral. (i) If the reallocation described in the immediately preceding subsection (d) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize each Issuing Bank’s Fronting Exposure in accordance with the procedures set forth in this subsection. (ii) At any time that there shall exist a Defaulting Lender that is a Revolving Lender of a given Class, within one Business Day following the written request of the Administrative Agent or any Issuing Bank (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize such Issuing Bank’s Fronting Exposure in respect of such Class with respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such Issuing Bank with respect to Letters of Credit of the applicable Class issued by such Issuing Bank and outstanding at such time. (iii) The Borrower, and to the extent provided by any Defaulting Lender that is a Revolving Lender of a given Class, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the Issuing Banks, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the obligations of Defaulting Lenders that are Revolving Lenders to fund participations in respect of Letter of Credit Liabilities of the same Class, to be applied pursuant to the immediately following clause (iv). If at any time the

NAI-5000938357v5 US-DOCS\161437759.18 97 Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the applicable Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposure of the Issuing Banks with respect to Letters of Credit issued and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender that is a Revolving Lender). (iv) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section in respect of Letters of Credit of a given Class shall be applied to the satisfaction of the obligation of a Defaulting Lender that is a Revolving Lender to fund participations in respect of Letter of Credit Liabilities of such Class (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (v) Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Banks’ Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Revolving Lender), or (y) the determination by the Administrative Agent and the Issuing Banks that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and the applicable Issuing Banks may (but shall not be obligated to) agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. (f) Defaulting Lender Cure. If the Borrower and the Administrative Agent (and, solely in the case of a Defaulting Lender that is a Revolving Lender, the applicable Issuing Banks) agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which, in the case of a Defaulting Lender that is a Revolving Lender, may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders of the same Class or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Revolving Lenders of the applicable Class in accordance with their respective Revolving Commitment Percentages of such Class, as applicable (in each case, determined without giving effect to the immediately preceding subsection (d)), and to cause the Term Loans of each Class to be held pro rata by the Term Loan Lenders of such Class in accordance with their respective Term Loan Commitment Percentages of such Class, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

NAI-5000938357v5 US-DOCS\161437759.18 98 (g) New Letters of Credit. So long as any Revolving Lender of a given Class is a Defaulting Lender, the applicable Issuing Bank shall not be required to issue, extend, renew or increase any Letter of Credit of such Class unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (h) Purchase of Defaulting Lender’s Commitment. During any period that a Lender is a Defaulting Lender, the Borrower may, by giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Lenders, demand that such Defaulting Lender assign its Commitment and outstanding Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6(b). No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Lender which is a Non-Defaulting Lender may (but shall not be obligated to) in its sole discretion, acquire the face amount of all or a portion of such Defaulting Lender’s Commitment and outstanding Loans via an assignment subject to and in accordance with the provisions of Section 13.6(b). In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption and, in accordance with Section 13.6(b), shall pay to the Administrative Agent an assignment fee in the amount of $7,500, provided that failure by a Defaulting Lender to execute any such Assignment and Assumption shall not invalidate any such assignment. No such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the Assignment and Assumption shall make such additional payments to the Administrative Agent in an aggregate amount sufficient with any applicable amounts held pursuant to subsection (e) of this Section, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Administrative Agent, the applicable Defaulting Lender’s Revolving Commitment Percentage of each Class of Revolving Loans and/or Term Loan Commitment Percentage of each Class of Term Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the applicable Issuing Bank or any Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) such Defaulting Lender’s full Revolving Commitment Percentage and Term Loan Commitment Percentage of each Class, as applicable, of all outstanding Loans and participations in Letters of Credit. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Section 3.10 Taxes. (a) Defined Terms. For purposes of this Section, the term “Lender” includes any Issuing Bank and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and

NAI-5000938357v5 US-DOCS\161437759.18 99 withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower and the other Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after written demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.6 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding

NAI-5000938357v5 US-DOCS\161437759.18 100 anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Administrative

NAI-5000938357v5 US-DOCS\161437759.18 101 Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 and Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. Unless otherwise delivered to the Borrower pursuant to the other provisions of this Section 3.10(g), the Administrative Agent shall deliver to the Borrower an IRS Form W-9 and any forms or other documentation described above that it would be required to deliver to the Borrower if it were a Lender. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the

NAI-5000938357v5 US-DOCS\161437759.18 102 request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. ARTICLE IV. UNENCUMBERED POOL Section 4.1 Unencumbered Pool Requirements. At all times the Properties in the Unencumbered Pool shall satisfy the following requirements, to Administrative Agent’s reasonable satisfaction: (a) The Unencumbered Asset Value shall be at least $250,000,000; (b) All Unencumbered Pool Properties shall be Eligible Properties; and (c) There shall be at least five (5) Unencumbered Pool Properties. Section 4.2 Eligibility and Addition of Properties. (a) Initial Unencumbered Pool Properties. As of the AgreementFifth Amendment Effective Date, the Properties identified on Schedule 4.2 shall be the “Unencumbered Pool Properties” and each an “Unencumbered Pool Property”. (b) Addition and Removal of Unencumbered Pool Properties and Unencumbered Studio Service Subsidiaries. (i) After the AgreementFifth Amendment Effective Date, the Properties designated as such by the Borrower in the most recent certificate (an “Unencumbered Asset Certificate”) executed by a Responsible Officer of the Borrower that: (A) sets forth an updated Schedule 4.2 listing each Unencumbered Pool Property then existing; and (B) certifies that each such Property is an Eligible Property fully qualified as such under the applicable criteria for inclusion as an Unencumbered Pool Property, shall be added to the Unencumbered Pool effective as of the date such Unencumbered Asset Certificate is delivered to the Administrative Agent. (ii) After the Second Amendment Effective Date, the Unencumbered Studio Service Subsidiaries designated as such by the Borrower in the most recent certificate (an “Unencumbered Studio Service Subsidiary Certificate”) executed by a Responsible Officer of the Borrower that: (A) sets forth an updated list of each Unencumbered Studio Service Subsidiary then existing; and (B) certifies that each such Unencumbered Studio Service Subsidiary is an

NAI-5000938357v5 US-DOCS\161437759.18 103 Eligible Studio Service Subsidiary fully qualified as such under the applicable criteria for inclusion as an Unencumbered Studio Service Subsidiary, shall be added as an Unencumbered Studio Service Subsidiary effective as of the date such Unencumbered Studio Service Subsidiary Certificate is delivered to the Administrative Agent. (c) Excluded Unencumbered Pool Properties and Unencumbered Studio Service Subsidiaries. (i) If at any time any Unencumbered Pool Property fails to meet all such criteria for qualification (A) such Unencumbered Pool Property shall automatically cease to be an Unencumbered Pool Property for all purposes hereunder and thereafter be excluded from the Unencumbered Pool until such time as it meets all such criteria and (B) the Borrower shall, within ten (10) Business Days of such Property ceasing to meet all criteria for qualification as an Unencumbered Pool Property, deliver a notice thereof to the Administrative Agent together with an updated Unencumbered Asset Certificate reflecting the updated listing of all of the Unencumbered Pool and each Unencumbered Pool Property and a new Compliance Certificate reflecting the revised calculations excluding such Property as an Unencumbered Pool Property. No Default or Event of Default shall occur solely by reason of any Property no longer constituting an Unencumbered Pool Property so long as the Borrower remains in compliance with the terms of this Agreement, including, without limitation, Section 10.1, after giving effect to such Property’s exclusion from the Unencumbered Pool and ensuing re-determination of the covenants set forth in Section 10.1 required by this Section above. (ii) If at any time any Unencumbered Studio Service Subsidiary fails to meet all such criteria for qualification (A) such Unencumbered Studio Service Subsidiary shall automatically cease to be an Unencumbered Studio Service Subsidiary for all purposes hereunder until such time as it meets all such criteria and (B) the Borrower shall, within ten (10) Business Days of such Studio Service Subsidiary ceasing to meet all criteria for qualification as an Unencumbered Studio Service Subsidiary, deliver a notice thereof to the Administrative Agent together with an updated Unencumbered Studio Service Subsidiary Certificate reflecting the updated listing of all Unencumbered Studio Service Subsidiaries and a new Compliance Certificate reflecting the revised calculations excluding such Studio Service Subsidiary as an Unencumbered Studio Service Subsidiary. No Default or Event of Default shall occur solely by reason of any Studio Service Subsidiary no longer constituting an Unencumbered Studio Service Subsidiary so long as the Borrower remains in compliance with the terms of this Agreement, including, without limitation, Section 10.1, after giving effect to such Studio Service Subsidiary’s exclusion as an Unencumbered Studio Service Subsidiary and ensuing re-determination of the covenants set forth in Section 10.1 required by this Section above. ARTICLE V. YIELD PROTECTION, ETC. Section 5.1 Additional Costs; Capital Adequacy. (a) Capital Adequacy. If any Lender or any Participant determines that compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), as a result of any Regulatory Change, affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or such Participant, or any corporation controlling such Lender or such Participant, as a consequence of, or with reference to, such Lender’s Commitments or its making or maintaining Loans or participating in Letters of Credit below the rate which such Lender or such Participant or such corporation controlling such Lender or such Participant could have achieved but for such compliance (taking into account the policies of such Lender

NAI-5000938357v5 US-DOCS\161437759.18 104 or such Participant or such corporation with regard to capital), then the Borrower shall, from time to time, within thirty (30) days after written demand by such Lender or such Participant, pay to such Lender or such Participant additional amounts sufficient to compensate such Lender or such Participant or such corporation controlling such Lender or such Participant to the extent that such Lender or such Participant determines such increase in capital is allocable to such Lender’s or such Participant’s obligations hereunder. (a) Additional Costs. In addition to, and not in limitation of the immediately preceding subsection, the Borrower shall promptly pay to the Administrative Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it reasonably determines are attributable to its making or maintaining of any SOFR Loans or Multicurrency Loans or its obligation to make any SOFR Loans or Multicurrency Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such SOFR Loans or Multicurrency Loans or such obligation or the maintenance by such Lender of capital in respect of its SOFR Loans or Multicurrency Loans or its Commitments (without duplication of any amounts included in the determination of Daily Simple SOFR or Term SOFR) (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such SOFR Loans or Multicurrency Loans or its Commitments (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes), or (ii) imposes or modifies any reserve (including any emergency, special, supplemental or other marginal reserve requirement with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirements (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on SOFR Loans or Multicurrency Loans is determined) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder) or (iii) imposes on any Lender or any applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender. (b) Lender’s Suspension of SOFR Loans and Multicurrency Loans. Without limiting the effect of the provisions of the immediately preceding subsections (a) and (b) of this Section 5.1, if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on SOFR Loans or Multicurrency Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes SOFR Loans or Multicurrency Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, SOFR Loans or Multicurrency Loans, as applicable, hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.5 shall apply). (c) Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental

NAI-5000938357v5 US-DOCS\161437759.18 105 Authority there shall be imposed, modified or deemed applicable any Tax (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes), reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to any Issuing Bank of issuing (or any Revolving Lender of purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by any Issuing Bank or any Revolving Lender hereunder in respect of any Letter of Credit, then, upon demand by such Issuing Bank or such Revolving Lender, the Borrower shall pay immediately to such Issuing Bank or, in the case of such Revolving Lender, to the Administrative Agent for the account of such Revolving Lender, from time to time as specified by such Issuing Bank or such Revolving Lender, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Revolving Lender for such increased costs or reductions in amount. (d) Notification and Determination of Additional Costs. Each of the Administrative Agent, each Issuing Bank, and each Lender, as the case may be, agrees to notify the Borrower (and in the case of an Issuing Bank or a Lender, to notify the Administrative Agent) of any event occurring after the Agreement Date entitling the Administrative Agent, such Issuing Bank, or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that the failure of the Administrative Agent, any Issuing Bank, or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder; provided, however, that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Regulatory Change giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). The Administrative Agent, each Issuing Bank, and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of an Issuing Bank, or a Lender to the Administrative Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent, such Issuing Bank, or such Lender, as the case may be, of the effect of any Regulatory Change shall, provided that such determinations are made on a reasonable basis and in good faith, be conclusive and binding for all purposes, absent manifest error. The Borrower shall pay the Administrative Agent, such Issuing Bank and or any such Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. Section 5.2 Suspension of SOFR or the Alternative Currency Interest Rate; Benchmark Replacement. (a) SOFR Suspension. Subject to Section 5.2(b) below, if, on or prior to the determination of Adjusted Term SOFR, Adjusted Daily Simple SOFR or the applicable Alternative Currency Interest Rate for any Interest Period: (i) The Administrative Agent reasonably determines (which determination shall be conclusive (absent manifest error)) that reasonable and adequate means do not exist for the ascertaining Adjusted Term SOFR, Adjusted Daily Simple SOFR or the applicable Alternative Currency Interest Rate for such Interest Period; (ii) the Administrative Agent reasonably determines (which determination shall be conclusive (absent manifest error)) that quotations of interest rates for the relevant deposits (whether in Dollars or an Alternative Currency) referred to in the definition of Adjusted Term

NAI-5000938357v5 US-DOCS\161437759.18 106 SOFR, Adjusted Daily Simple SOFR or the applicable Alternative Currency Interest Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for SOFR Loans or Multicurrency Loans as provided herein; or (iii) the Administrative Agent reasonably determines (which determination shall be conclusive (absent manifest error)) that the relevant rates of interest referred to in the definition of Adjusted Term SOFR, Adjusted Daily Simple SOFR or the applicable Alternative Currency Interest Rate upon the basis of which the rate of interest for SOFR Loans or Multicurrency Loans for such Interest Period is to be determined are not likely to adequately cover the cost to any Lender of making or maintaining such SOFR Loans or Multicurrency Loans for such Interest Period; then the Administrative Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to, and shall not, make additional SOFR Loans or Multicurrency Extensions of Credit, Continue SOFR Loans or Multicurrency Loans, or Convert Loans into SOFR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding Term SOFR Loan or Multicurrency Loan and on the next occurring interest payment date for an outstanding Daily Simple SOFR Loan, either prepay such Loan or, in the case of SOFR Loans, Convert such SOFR Loan into a Base Rate Loan (if necessary to avoid illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”). (b) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Derivatives Contract shall be deemed not to be a “Loan Document” for purposes of this Section 5.2(b)) if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect any then-current Benchmark for any currency, then (x) if a Benchmark Replacement for such then-current Benchmark for such currency is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date and such Benchmark, such Benchmark Replacement will replace such Benchmark for such currency for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document, and (y) if a Benchmark Replacement for such then-current Benchmark for such currency is determined in accordance with clause (32) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date and such Benchmark, such Benchmark Replacement will replace such Benchmark for such currency for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Requisite Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 5.2(b) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 13.7), in connection with the use, administrative, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right in its reasonable discretion in

NAI-5000938357v5 US-DOCS\161437759.18 107 consultation with the Borrower to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 5.2(b)(iv) below. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 5.2(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 5.2(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark for any currency is a term rate (including Term SOFR, Term CORRA Reference Rate, SONIA or other applicable reference rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings for such currency at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings for such currency at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark for any currency, the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans or Multicurrency Loans, as applicable, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable currency and, failing that, (i) in the case of a request for a borrowing of, conversion to or continuation of Loans denominated in Dollars, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (ii) in the case of a request for a borrowing of, conversion to or continuation of Loans denominated in any currency

NAI-5000938357v5 US-DOCS\161437759.18 108 other than Dollars, such request shall be ineffective. During any Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any Benchmark is not an Available Tenor, the component of the Base Rate or any other Benchmark that is based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate or such other Benchmark. Section 5.3 Illegality. (a) Notwithstanding any other provision of this Agreement, if any Lender shall reasonably determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain any Type of Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Administrative Agent) and (i) such Lender’s obligation to make or Continue, or to Convert Loans of any other Type into such Type of Loans shall be suspended until such time as such Lender may again make and maintain such Type of Loans (in which case the provisions of Section 5.5 shall be applicable) and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (ac) of the definition of “Base Rate”, in each case until each such affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all Loans of such Type or convert such Loans into the Dollar Equivalent Amount in Dollars, bearing interest at the Base Rate (if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), subject to the other terms contained herein. (b) In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining, or continuation of any of its Multicurrency Extensions of Credit (A) has become unlawful as a result of compliance by such Lender, in good faith, with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (B) has become impracticable, or would cause Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the applicable interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall within two (2) Business Days give notice (by facsimile or by telephone confirmed in writing) to the Borrower of such determination. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all such Multicurrency Extensions of Credit or convert such Multicurrency Extensions of Credit into the Dollar Equivalent Amount in Dollars, bearing interest at the Base Rate, subject to the other terms contained herein. Thereafter the obligations of such Lender to make Multicurrency Extensions of Credit shall be suspended until such notice shall be withdrawn by such Lender, and such Lender’s obligation to maintain its outstanding Multicurrency Extensions of Credit shall be terminated, subject to Section 5.4, at the earlier to occur of the expiration of the applicable Interest Period then in effect with respect to the affected advances or when required by Applicable Law. (c) Notwithstanding the generality of the foregoing, if, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in national or international financial, political or economic conditions are imposed in the country in which such currency is issued, and such change results in, in the reasonable opinion of the Administrative Agent (i) such currency no longer being readily available, freely transferable and convertible into Dollars, (ii) a Dollar Equivalent Amount is no longer being readily calculable with respect to such currency, (iii) such currency being impracticable for the Lenders to loan or (iv) such

NAI-5000938357v5 US-DOCS\161437759.18 109 currency no longer being a currency in which the Requisite Lenders are willing to make Extensions of Credit (each of clauses (i), (ii), (iii) and (iv), a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Borrower, and such currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all Loans denominated in such Alternative Currency to which the Disqualifying Event(s) apply or convert such Loans into the Dollar Equivalent Amount in Dollars, bearing interest at the Base Rate, subject to the other terms contained herein. Section 5.4 Compensation. The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of the Administrative Agent, such amount or amounts as the Administrative Agent shall (in consultation with such Lender) determine in its sole discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to: (a) any payment or prepayment (whether mandatory or optional) of a SOFR Loan or Multicurrency Loan or Conversion of a SOFR Loan or Multicurrency Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Section 6.2 to be satisfied) to borrow a SOFR Loan or Multicurrency Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a SOFR Loan or Continue a SOFR Loan or Multicurrency Loan on the requested date of such Conversion or Continuation. Not in limitation of the foregoing, such compensation shall include, without limitation: (i) in the case of a Term SOFR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such Term SOFR Loan for the remainder of the Interest Period at the rate applicable to such SOFR Loan, less (B) the amount of interest that would accrue on the same Term SOFR Loan for the same period if Adjusted Term SOFR were set on the date on which such SOFR Loan was repaid, prepaid or Converted or the date on which the Borrower failed to borrow, Convert or Continue such SOFR Loan, as applicable, calculating present value by using as a discount rate Adjusted Term SOFR quoted on such date and (ii) in the case of a Multicurrency Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such Multicurrency Loan for the remainder of the Interest Period at the rate applicable to such Multicurrency Loan, less (B) the amount of interest that would accrue on the same Multicurrency Loan for the same period if the Alternative Currency Interest Rate were set on the date on which such Multicurrency Loan was repaid or prepaid or the date on which the Borrower failed to borrow or Continue such Multicurrency Loan, calculating present value by using as a discount rate the applicable Alternative Currency Interest Rate quoted on such date. Upon the Borrower’s request, the Administrative Agent shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error. Section 5.5 Treatment of Affected Loans. (a) If the obligation of any Lender to make SOFR Loans or to Continue, or to Convert Base Rate Loans into, SOFR Loans shall be suspended pursuant to Section 5.1(c), Section 5.2 or Section 5.3 then such Lender’s SOFR Loans shall be automatically Converted into Base Rate Loans on (x) in the case of any Term SOFR Loan, the last day(s) of the then current Interest Period(s) for such Term SOFR

NAI-5000938357v5 US-DOCS\161437759.18 110 Loans (orLoan, and (y) in the case of any Daily Simple SOFR Loan, the next occurring interest payment date for such Daily Simple SOFR Loan (or, in each case, in the case of a Conversion required by Section 5.1(c), Section 5.2, or Section 5.3 on such earlier date as such Lender or the Administrative Agent, as applicable, may specify to the Borrower in writing (with a copy to the Administrative Agent, as applicable) and, unless and until such Lender or the Administrative Agent, as applicable, gives written notice as provided below that the circumstances specified in Section 5.1, Section 5.2 or Section 5.3 that gave rise to such Conversion no longer exist (or until a Benchmark Replacement is implemented in accordance with Section 5.2(b))): (i) to the extent that such Lender’s SOFR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s SOFR Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or Continued by such Lender as SOFR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into SOFR Loans shall remain as Base Rate Loans. If such Lender or the Administrative Agent, as applicable, gives written notice to the Borrower (with a copy to the Administrative Agent, as applicable) that the circumstances specified in Section 5.1(c), 5.2, or 5.3 that gave rise to the Conversion of such Lender’s SOFR Loans pursuant to this Section no longer exist (which such Lender or the Administrative Agent, as applicable, agrees to do promptly upon such circumstances ceasing to exist) at a time when SOFR Loans made by other Lenders are outstanding, then such Lender’s Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Term SOFR Loans and on the next occurring interest payment date for such outstanding Daily Simple SOFR Loans, in each case, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding SOFR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments of the applicable Class. (b) If the obligation of any Revolving Multicurrency Tranche Lender to make or Continue Multicurrency Loans shall be suspended pursuant to Section 5.3, then such Revolving Multicurrency Tranche Lender’s Multicurrency Loans so affected shall be automatically (unless otherwise determined by the Administrative Agent) be exchanged to Dollars at the Spot Rate and Converted to Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Multicurrency Loans (or, subject to Section 5.5(a), on such earlier date as a Revolving Multicurrency Tranche Lender may specify to the Borrower with a copy to the Administrative Agent). Section 5.6 Affected Lenders. If (a) a Lender requests compensation pursuant to Section 3.10 or 5.1, and the Requisite Lenders are not also doing the same, (b) the obligation of any Lender to make SOFR Loans or Multicurrency Loans or to Continue, or to Convert Base Rate Loans into, SOFR Loans shall be suspended pursuant to Section 5.1(b) or 5.3 but the obligation of the Requisite Lenders shall not have been suspended under such Sections, or (c) a Lender does not vote in favor of any amendment, modification or waiver to this Agreement or any other Loan Document which, pursuant to Section 13.7, requires the vote of such Lender, and the Requisite Lenders or Requisite Class Lenders, as applicable, shall have voted in favor of such amendment, modification or waiver, then Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Commitment and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6 (b) for a purchase price equal to (x) the aggregate principal balance of all Loans then owing to the Affected Lender that are so assigned (including any amounts payable under Section 5.4 by reason of such payment or otherwise),

NAI-5000938357v5 US-DOCS\161437759.18 111 plus (y) if Revolving Loans are being assigned, the aggregate amount of payments previously made by the Affected Lender under Section 2.4(j) that have not been repaid, plus (z) any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Administrative Agent, such Affected Lender nor any other Lender nor any Titled Agent be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee; provided, that the Affected Lender’s failure to execute an Assignment and Assumption shall not invalidate such assignment. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders; provided, however, that notwithstanding anything to the contrary in this Agreement, the Borrower shall not be obligated to reimburse or otherwise pay an Affected Lender’s administrative or legal costs incurred as a result of the Borrower’s exercise of its rights under this Section. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to this Agreement (including, without limitation, pursuant to Sections 3.10, 5.1 or 5.4) with respect to any period up to the date of replacement. Section 5.7 Change of Lending Office. Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10, 5.1 or 5.3 to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America. Section 5.8 Assumptions Concerning Funding of SOFR Loans and Multicurrency Loans. Calculation of all amounts payable to a Lender under this Article shall be made as though such Lender had actually funded SOFR Loans or Multicurrency Loans, as applicable, through the purchase of deposits (denominated in Dollars or Alternative Currencies) in the relevant market bearing interest at the rate applicable to such SOFR Loans or Multicurrency Loans in an amount equal to the amount of the SOFR Loans or Multicurrency Loans and, if applicable, having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its SOFR Loans or Multicurrency Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article. ARTICLE VI. CONDITIONS PRECEDENT Section 6.1 Initial Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction or waiver of the following conditions precedent (the date of the satisfaction or waiver of the conditions set forth in this Section 6.1, the “Effective Date”): (a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

NAI-5000938357v5 US-DOCS\161437759.18 112 (i) counterparts of this Agreement executed by each of the parties hereto; (ii) to the extent requested by each Lender, Revolving Notes executed by the Borrower, payable to each applicable Lender (but excluding any Lender that has requested not to receive Notes) and complying with the terms of Section 2.12(a); (iii) the Guaranty executed by Hudson REIT; (iv) an opinion of (A) Latham & Watkins LLP, special counsel to the Borrower and Hudson REIT, addressed to the Administrative Agent and the Lenders and covering the matters reasonably required by Administrative Agent and (B) Venable LLP, Maryland counsel to the Borrower and Hudson REIT, addressed to the Administrative Agent and the Lenders and covering the matters reasonably required by the Administrative Agent; (v) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of the Borrower and Hudson REIT, in each case certified as of a recent date by the Secretary of State of the State of Maryland; (vi) a certificate of good standing (or certificate of similar meaning) with respect to the Borrower and Hudson REIT, in each case issued as of a recent date by the Secretary of State of Maryland and certificates of qualification to transact business or other comparable certificates issued as of a recent date by the applicable secretary of state (and any state department of taxation, as applicable) of each state in which such Loan Party is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (vii) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower and Hudson REIT with respect to each of the officers of the Borrower and Hudson REIT, as applicable, authorized to execute and deliver the Loan Documents to which each such Person is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, Alternative Currency Credit Notices, requests for Letters of Credit, Notices of Conversion and Notices of Continuation; (viii) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower and Hudson REIT of (A) the by-laws or partnership agreement, as applicable, and (B) all corporate, partnership or other necessary action taken by the Borrower and Hudson REIT, as applicable, to authorize the execution, delivery and performance of the Loan Documents to which it is a party; (ix) a Compliance Certificate calculated on a pro forma basis (taking into account the Unencumbered Pool Properties as of the Agreement Date) for the Borrower’s fiscal quarter ending September 30, 2021; (x) a Disbursement Instruction Agreement effective as of the Effective Date; (xi) [intentionally omitted]; (xii) copies of all Material Contracts in existence on the Agreement Date not previously delivered to Administrative Agent;

NAI-5000938357v5 US-DOCS\161437759.18 113 (xiii) the Fee Letter; (xiv) all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders for which an invoice has been provided at least three (3) Business Days prior to the date hereof, including, without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid; (xv) at Administrative Agent’s request, insurance certificates, or other evidence, providing that the insurance coverage required under Section 8.5 (including, without limitation, both property and liability insurance) is in full force and effect; (xvi) [intentionally omitted]; (xvii) a complete listing of all Subsidiaries which are not Guarantors; (xviii) evidence that all accrued and unpaid interest and fees owing by the Loan Parties under the Existing Credit Facilities have been paid, in full, for which an invoice has been provided at least three (3) Business Days prior to the date hereof; and (xix) such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; (b) there shall not have occurred or become known to the Borrower, Administrative Agent or any of the Lenders any event, condition, situation or status since December 31, 2020, that has had or could reasonably be expected to result in a Material Adverse Effect; (c) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened in writing which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party; (d) the Borrower and its Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound; and (e) (i) the Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act and (ii) at least five (5) Business Days prior to the Effective Date, the Borrower shall deliver, on behalf of itself and any Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to itself and to such Guarantor, to each Lender that so requests such a Beneficial Ownership Certification. Section 6.2 Conditions Precedent to All Loans and Letters of Credit. In addition to satisfaction or waiver of the conditions precedent contained in Section 6.1, the obligations of (i) Lenders to make any Loans (other than Revolving Loans pursuant to Section 2.4(e) or Section 2.8(a)(ii), the only conditions precedent for which are set forth in Section 2.4(e)) and Section

NAI-5000938357v5 US-DOCS\161437759.18 114 2.8(a)(ii), respectively), and (ii) the applicable Issuing Bank to issue Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or date of issuance of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.16 would occur after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder or waived or consented to by the applicable Lenders in accordance with the provisions of Section 13.7; (c) subject to SectionSections 2.4(e) and 2.8(a)(ii), in the case of the borrowing of Loans, the Administrative Agent shall have received a timely Notice of Borrowing or Alternative Currency Credit Notice, as applicable, and in the case of the issuance of a Letter of Credit the applicable Issuing Bank and the Administrative Agent shall have received a timely request for the issuance of such Letter of Credit; and (d) in the case of a Loan to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent or the Requisite Revolving Multicurrency Tranche Lenders would make it impracticable for such Loan to be denominated in the relevant Alternative Currency; and (e) if, as of the date of the making of such Loan or date of issuance of such Letter of Credit, the aggregate principal amount of the Revolving Commitments is or will be greater than $600,000,000, then the Borrower shall be in compliance on a pro forma basis with the financial covenant set forth in Section 10.1(f) upon giving effect to the making of such Loan and/or the issuance of such Letter of Credit. Each Credit Event (other than a Continuation, the Conversion of Loans of one Type to another Type to the extent permitted hereunder or the making of Revolving Loans pursuant to Section 2.4(e) or 2.8(a)(ii)) shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued that all conditions to the making of such Loan or issuing of such Letter of Credit contained in this Section 6.2 have been satisfied. For purposes of determining compliance with the conditions specified in Section 6.1 with respect to the initial effectiveness of this Agreement, for the benefit of Administrative Agent and the other Lenders, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the Effective Date specifying its objection thereto. ARTICLE VII. REPRESENTATIONS AND WARRANTIES Section 7.1 Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans and, in the case of the Issuing Banks, to issue Letters of Credit, the Borrower represents and warrants to the Administrative Agent, each Issuing Bank and each Lender as follows:

NAI-5000938357v5 US-DOCS\161437759.18 115 (a) Organization; Power; Qualification. Each of the Borrower, the other Loan Parties and the other Subsidiaries is a corporation, limited liability company, partnership or other legal entity (as applicable), duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, limited liability company, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect. (b) Ownership Structure. Part I of Schedule 7.1(b) is, as of the AgreementFifth Amendment Effective Date, a complete and correct list of all Subsidiaries of the Borrower setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Equity Interest in such Subsidiary, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Subsidiary represented by such Equity Interests. As of the AgreementFifth Amendment Effective Date, except as disclosed on Part II of Schedule 7.1(b), (A) each of the Borrower and its Subsidiaries owns, free and clear of all Liens (other than Permitted Liens of the type described in clause (e) of the definition thereof), and has the unencumbered right to vote, all outstanding Equity Interests in each Subsidiary (other than Excluded Subsidiaries) shown to be held by it on such Schedule, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and non-assessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in the Borrower and the Guarantors. As of the AgreementFifth Amendment Effective Date, Part III of Schedule 7.1(b) correctly sets forth all Unconsolidated Affiliates of the Borrower, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Borrower. (c) Authorization of Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to borrow and obtain other extensions of credit hereunder. The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents and the Fee Letter to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents and the Fee Letter to which the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. (d) Compliance of Loan Documents with Laws. The execution, delivery and performance of this Agreement, the other Loan Documents to which any Loan Party is a party and of the Fee Letter in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any material Governmental Approval not already obtained or violate in any material respect any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be

NAI-5000938357v5 US-DOCS\161437759.18 116 bound, which could reasonably be expected to have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties. (e) Compliance with Law; Governmental Approvals. Each of the Borrower, the other Loan Parties and the other Subsidiaries is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for non-compliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect. (f) Title to Properties; Liens. Schedule 7.1(f)(i) is, as of the AgreementFifth Amendment Effective Date, a complete and correct listing of all Properties of the Borrower, each other Loan Party and each other Material Subsidiary, setting forth, for each such Property, the current occupancy status of such Property and whether such Property is Construction-in-Progress or a Renovation Property and, if such Property is Construction-in-Progress or a Renovation Property, the status of completion of such Property. Schedule 7.1(f)(ii) is, as of the AgreementFifth Amendment Effective Date, a complete and correct listing of all Eligible Properties. Each of the Borrower, each other Loan Party and each other Material Subsidiary has good, marketable and legal title to, or a valid leasehold interest in, its respective assets. No Eligible Property is subject to any Lien other than Permitted Liens (or, for the sake of clarity and to the extent that they are Liens, Negative Pledges permitted under Section 10.2) and each such Eligible Property otherwise satisfies all requirements under the Loan Documents for being an Eligible Property. (g) Existing Indebtedness. Schedule 7.1(g) is, as of the AgreementFifth Amendment Effective Date, a complete and correct listing of all Indebtedness (including all Guarantees (other than Guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar customary exceptions to recourse liability or exceptions relating to bankruptcy, insolvency, receivership or other similar events, provided that the obligations under such Guaranty have not become due and payable)) with an outstanding principal amount of $5,000,000 or more of each of the Borrower, the other Loan Parties and the other Subsidiaries, and if such Indebtedness is secured by any Lien, a description of all of the property subject to such Lien. As of the AgreementFifth Amendment Effective Date, the Borrower, the other Loan Parties and the other Subsidiaries have performed and are in compliance, in all material respects, with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the passage of time, or both, would constitute a default or event of default, exists with respect to any such Indebtedness. (h) Material Contracts. Schedule 7.1(h) is, as of the AgreementFifth Amendment Effective Date, a true, correct and complete listing of all Material Contracts. As of the AgreementFifth Amendment Effective Date, each of the Borrower, the other Loan Parties and the other Subsidiaries that is party to any Material Contract has performed and is in compliance with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the passage of time, or both, would constitute such a default or event of default, exists with respect to any such Material Contract. (i) Litigation. Except as set forth on Schedule 7.1(i), there are no actions, suits or proceedings pending (nor, to the knowledge of any Loan Party, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Borrower, any other Loan Party, any other Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) could reasonably be expected to have a Material Adverse Effect or (ii) in any manner draws into question the

NAI-5000938357v5 US-DOCS\161437759.18 117 validity or enforceability of any Loan Document or the Fee Letter. To the knowledge of the Borrower, there are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, any Loan Party or any other Subsidiary except as could not reasonably be expected to have a Material Adverse Effect. (j) Taxes. All federal and state income tax returns and other material tax returns of the Borrower, each other Loan Party and each other Subsidiary required by Applicable Law to be filed have been duly filed, and all federal and state income taxes and other material taxes required to be paid by the Borrower, each other Loan Party and each other Subsidiary, and with respect to their respective properties, income, profits and assets which are due and payable, have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 8.6. As of the AgreementFifth Amendment Effective Date, none of the United States federal income tax returns of the Borrower, any other Loan Party or any other Subsidiary is under audit by any Governmental Authority. All charges, accruals and reserves on the books of the Borrower, the other Loan Parties and the other Subsidiaries in respect of any taxes are in accordance with GAAP, to the extent required under GAAP. (k) Financial Statements. The Borrower has furnished to each Lender copies of the audited consolidated balance sheet of Hudson REIT and its consolidated Subsidiaries for the fiscal years ended December 31, 2019 and December 31, 2020, and the related audited consolidated statements of operations, shareholders’ equity and cash flow for the fiscal years ended on such dates, with the opinion thereon of Ernst & Young LLP. Such financial statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly in all material respects, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of Hudson REIT and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments). Neither Hudson REIT nor any of its Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments that would be required to be set forth in its financial statements or notes thereto, except as referred to or reflected or provided for in said financial statements. (l) No Material Adverse Change. Since December 31, 20202024, taking into account public filings made with the Securities and Exchange Commission prior to the AgreementFifth Amendment Effective Date, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect. The Borrower and Hudson REIT collectively are, and Hudson REIT and its Subsidiaries on a consolidated basis are, Solvent. (m) [Intentionally Omitted].Outbound Investment Rules. No Loan Party or any of its Subsidiaries (i) is a “covered foreign person” as that term is used in the Outbound Investment Rules or (ii) currently engages, or has any present intention to engage in the future, directly or indirectly, in (A) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (B) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a United States Person or (C) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. (n) ERISA. (i) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Benefit Arrangement is in compliance with the applicable

NAI-5000938357v5 US-DOCS\161437759.18 118 provisions of ERISA, the Internal Revenue Code and other Applicable Laws. Each Qualified Plan has received a favorable determination from or is entitled to rely on a currently-effective opinion letter issued to a pre-approved plan sponsor by the Internal Revenue Service or a timely application for such letter is currently being processed by the Internal Revenue Service with respect thereto and, to the knowledge of the Borrower, nothing has occurred which would prevent any Qualified Plan from being qualified under Section 401(a) of the Internal Revenue Code or cause the loss of such qualification. (ii) The Borrower represents that, with respect to any Benefit Arrangement maintained by Hudson REIT or the Borrower that is a retiree welfare benefit arrangement, all amounts have been accrued on Hudson REIT’s financial statements in accordance with FASB ASC 715. The “benefit obligation” of all Plans does not exceed the “fair market value of plan assets” for such Plans by more than $15,000,000 all as determined by and with such terms defined in accordance with FASB ASC 715. (iii) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) no ERISA Event has occurred or is expected to occur; (ii) there are no pending, or to the best knowledge of the Borrower, threatened, claims, actions or lawsuits or other action by any Governmental Authority, plan participant or beneficiary with respect to a Benefit Arrangement; (iii) there are no violations of the fiduciary responsibility rules with respect to any Benefit Arrangement; and (iv) neither the Borrower nor Hudson REIT has engaged in a non-exempt “prohibited transaction,” as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject Hudson REIT or the Borrower to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code. (o) Absence of Default. None of the Loan Parties or any of the other Subsidiaries is in default under its certificate or articles of incorporation or formation, bylaws, partnership agreement, limited liability company agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, any Loan Party or any other Subsidiary under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (p) Environmental Laws. Each of the Borrower, each other Loan Party and the other Subsidiaries: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties; (ii) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect; and (iii) is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the immediately preceding clauses (i) through (iii) the failure to obtain or to comply with could reasonably be expected to have a Material Adverse Effect. Except for any of the following matters that could not reasonably be expected to have a Material Adverse Effect, no Loan Party has any knowledge of, or has received notice of, any past, present, or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to any Loan Party or any other Subsidiary, their respective businesses, operations or with respect to the Properties, may: (x) cause or contribute to an actual or alleged violation of or noncompliance with Environmental Laws; (y) cause or contribute to any other potential common law or legal claim or other liability; or (z) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or require the filing or recording of any notice, approval or disclosure document

NAI-5000938357v5 US-DOCS\161437759.18 119 under any Environmental Law. There is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Borrower’s knowledge after due inquiry, threatened, against the Borrower, any other Loan Party or any other Subsidiary relating in any way to Environmental Laws which, reasonably could be expected to have a Material Adverse Effect. To the Borrower’s knowledge, none of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law. To the Borrower’s knowledge, no Hazardous Materials generated at or transported from the Properties are or have been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean-up, removal or remedial action pursuant to any Environmental Law, except to the extent that such transportation or disposal could not reasonably be expected to result in a Material Adverse Effect. (q) Investment Company. None of the Borrower, any other Loan Party or any other Subsidiary is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit that would impair its ability to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party. (r) Margin Stock. None of the Borrower, any other Loan Party or any other Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. Borrower and the other Loan Parties shall comply with Regulations T, U and X of the Board of Governors of the Federal Reserve System. (s) Affiliate Transactions. Except as permitted by Section 10.9, none of the Borrower, any other Loan Party or any other Subsidiary is a party to or bound by any agreement or arrangement (whether oral or written) with any Affiliate. (t) Intellectual Property. Each of the Loan Parties and each other Subsidiary owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, trade secrets and copyrights (collectively, “Intellectual Property”) necessary to the conduct of its businesses, without known conflict with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person. All such Intellectual Property is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances, except as could not reasonably be expected to have a Material Adverse Effect. No material claim has been asserted by any Person with respect to the use of any such Intellectual Property by the Borrower, any other Loan Party or any other Subsidiary, or challenging or questioning the validity or effectiveness of any such Intellectual Property. The use of such Intellectual Property by the Borrower, the other Loan Parties and the other Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Borrower, any other Loan Party or any other Subsidiary that could reasonably be expected to have a Material Adverse Effect. (u) Business. As of the AgreementFifth Amendment Effective Date, the Borrower, the other Loan Parties and the other Material Subsidiaries are engaged primarily in the business of acquiring,

NAI-5000938357v5 US-DOCS\161437759.18 120 owning, redeveloping, developing, financing and managing various types of Properties, including, without limitation, Retail Properties, Office Properties, Studio Properties, and Mixed-Use Properties, and providing rental and/or fee-based studio-related, production-related and/or ancillary or related services, together with other business activities incidental or reasonably related thereto. (v) Broker’s Fees. No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby (other than under the Fee Letter). (w) Accuracy and Completeness of Information. All written information, reports and other papers and data (other than financial projections and other forward looking statements and general economic or industry specific information) furnished and to be furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Borrower, any other Loan Party or any other Subsidiary were or will be (as applicable), at the time furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly in all material respects, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments and absence of full footnote disclosure). All financial projections and other forward looking statements prepared by or on behalf of the Borrower, any other Loan Party or any other Subsidiary that have been or may hereafter be made available to the Administrative Agent or any Lender were or will be prepared in good faith based on assumptions believed to be reasonable at the time (it being recognized by the Lenders that projections are subject to contingencies and uncertainties, many of which are not within the control of Hudson REIT and its Subsidiaries and are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections and such variances may be material). As of the Agreement Date, no fact is known to any Loan Party which has had, or may in the future have (so far as any Loan Party can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained therein not materially misleading. (x) No Plan Assets; No Prohibited Transactions. The assets of the Borrower and each Guarantor do not constitute Plan Assets, and the Borrower and each Guarantor shall not take any action or omit to take any action that would result in its assets becoming or being deemed to include Plan Assets. Assuming that no Lender funds any amount payable by it hereunder with Plan Assets, the execution, delivery and performance of this Agreement and the other Loan Documents, and the extensions of credit and repayment of amounts hereunder, do not and will not constitute or result in “prohibited transactions” under ERISA or Section 4975 of the Internal Revenue Code. (y) OFAC. None of the Borrower, any of the other Loan Parties, any of the other Subsidiaries, or any other Affiliate of the Borrower: (i) is a person named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) available at http://www.treas.gov/offices/enforcement/ofac/ index.shtml or as otherwise published from time to time; (ii) is (A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a person resident in a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person; or (iii) derives any of its

NAI-5000938357v5 US-DOCS\161437759.18 121 assets or operating income from investments in or transactions with any such country, agency, organization or person; and none of the proceeds from any Loan, and no Letter of Credit, will be used to finance any operations, investments or activities in, or make any payments to, any such country, agency, organization, or person. (z) REIT Status. Hudson REIT qualifies as, and has elected to be treated as, a REIT and its proposed methods of operation will enable it to continue to maintain its status as a REIT. (aa) Unencumbered Pool Properties. Set forth on Schedule 4.2 as of the AgreementFifth Amendment Effective Date, and thereafter as set forth in the most recent Unencumbered Asset Certificate delivered to Administrative Agent, is a correct and complete listing of each Unencumbered Pool Property included in calculations of the Unencumbered Asset Value. Each Unencumbered Pool Property included in calculations of the Unencumbered Asset Value satisfies all of the requirements set forth in Section 4.1. (bb) Pledged Interests. Each Pledge Agreement creates, or when executed and delivered hereunder, will create, as security for the Obligations, a valid and enforceable Lien on all of the Collateral granted pursuant thereto, superior to and prior to the rights of all third Persons (other than Collateral Permitted Liens), in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. Neither the Pledged Interests (if any) nor any asset owned by any Pledged Subsidiary nor any direct or indirect interest of the Borrower in any such Pledged Subsidiary is subject to any Lien (other than (x) in the case of Pledged Interests or any Property, Collateral Permitted Liens, and (y) in the case of all other assets, Permitted Liens) or Negative Pledge (other than a Negative Pledge as and to the extent permitted by the definition of “Eligible Property”). Section 7.2 Survival of Representations and Warranties, Etc. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the date on which any extension of the Revolvinga Maturity Date is effectuated pursuant to Section 2.14 and at and as of the date of the occurrence of each Credit Event (other than a Continuation, the Conversion of Loans of one Type to Loans of another Type to the extent permitted hereunder or the making of Revolving Loans pursuant to Section 2.4(e) or 2.8(a)(ii)), except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances expressly and specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit. ARTICLE VIII. AFFIRMATIVE COVENANTS For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7, all of the Lenders) shall otherwise consent in the manner provided for in Section 13.7, the Borrower shall comply with the following covenants:

NAI-5000938357v5 US-DOCS\161437759.18 122 Section 8.1 Preservation of Existence and Similar Matters. Except as otherwise permitted under Section 10.4, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, (i) preserve and maintain its respective existence in the jurisdiction of its incorporation or formation, (ii) preserve and maintain its respective, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and (iii) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except in the case of clauses (ii) and (iii) where the failure to preserve and maintain or be so authorized and qualified could not reasonably be expected to have a Material Adverse Effect. Section 8.2 Compliance with Applicable Law. The Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary to comply, with all Applicable Law, including the obtaining of all Governmental Approvals, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. Section 8.3 Maintenance of Property. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, (a) protect and preserve all of its respective material properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear excepted, and (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except, in each case, as could not reasonably be expected to have a Material Adverse Effect. Section 8.4 Conduct of Business. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, carry on its respective businesses as described in Section 7.1(u) and not enter into any line of business not otherwise engaged in by such Person as of the AgreementFifth Amendment Effective Date. Section 8.5 Insurance. The Borrower shall, and shall cause each other Loan Party and each other Material Subsidiary to, maintain insurance (on a replacement cost basis as it relates to property insurance for all perils other than earthquake related perils, which shall be insured on a net probable maximum loss basis) with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law. The Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of all certificates of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Section 8.6 Payment of Taxes and Claims. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge when due (a) all federal and state income taxes and other taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and

NAI-5000938357v5 US-DOCS\161437759.18 123 (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim (i) which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP or (ii) if the failure to pay or discharge such tax, assessment, charge, levy or claim could not reasonably be expected to have a Material Adverse Effect. Section 8.7 Books and Records; Inspections. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, keep proper books of record and account in which full, true and correct in all material respects entries shall be made of all dealings and transactions in relation to its business and activities. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the presence of an officer of the Borrower if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and so long as no Event of Default exists, with at least one Business Day’s prior notice. The Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their reasonable costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while an Event of Default exists. If requested by the Administrative Agent, the Borrower shall execute an authorization letter addressed to its accountants authorizing the Administrative Agent or any Lender to discuss the financial affairs of the Borrower, any other Loan Party or any other Material Subsidiary with the Borrower’s accountants. Section 8.8 Use of Proceeds. The Borrower will use the proceeds of Loans only (a) for the payment of pre-development and development costs incurred in connection with Properties owned by the Borrower or any Subsidiary; (b) to finance acquisitions otherwise permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of Hudson REIT, the Borrower and its Subsidiaries; (d) to provide for the general working capital needs of Hudson REIT, the Borrower and its Subsidiaries and for other general corporate purposes of Hudson REIT, the Borrower and its Subsidiaries; and (e) to pay fees and expenses incurred in connection with the Loans. The Borrower shall only use Letters of Credit for the same purposes for which it may use the proceeds of Loans. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any part of such proceeds to (i) purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or (ii) repurchase or redeem any common stock or other equivalent common Equity Interests of the Borrower or Hudson REIT. Section 8.9 Environmental Matters. The Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary to comply, and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Borrower shall, and shall cause each other Loan Party

NAI-5000938357v5 US-DOCS\161437759.18 124 and each other Subsidiary to, promptly take all actions and pay or arrange to pay all costs necessary for it and for the Properties to comply in all material respects with all Environmental Laws and all Governmental Approvals, including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 8.10 Further Assurances. At the Borrower’s cost and expense and upon request of the Administrative Agent, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, (i) duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further guarantee agreements, instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents., and (ii) take such additional actions and execute such documents as the Administrative Agent may reasonably require from time to time in order to perfect and maintain the validity, effectiveness and (to the extent required hereby) priority of any Pledge Agreement and the Liens intended to be created thereby. Section 8.11 Material Contracts. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly and punctually perform and comply with any and all material representations, warranties, covenants and agreements expressed as binding upon any such Person under any Material Contract and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, do or knowingly permit to be done anything to impair materially the value of any of the Material Contracts, except, in each case, to the extent that either of the foregoing could not reasonably be expected to have a Material Adverse Effect (other than in connection with clause (a)(1i) of the definition thereof). Section 8.12 REIT Status. The Borrower shall cause Hudson REIT to maintain its status as, and election to be treated as, a REIT under the Internal Revenue Code. Section 8.13 Exchange Listing. The Borrower shall cause Hudson REIT to maintain at least one class of common shares of Hudson REIT having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System. Section 8.14 Guarantors. (a) Subject to Section 8.14(c), within one hundred twenty (120) days, unless extended by the Administrative Agent in its sole discretion, of (1) any Person becoming a Material Subsidiary (other than an Excluded Subsidiary) after the Effective Date, (2) any Studio Service Subsidiary being designated as an Unencumbered Studio Service Subsidiary (other than an Excluded Subsidiary) by the Borrower after the Second Amendment Effective Date pursuant to Section 4.2(b) or (3) the addition of a Property to the Unencumbered Pool that is owned by a Subsidiary not already a Guarantor (or Borrower), the Borrower shall deliver, or cause to be delivered, to the Administrative Agent each of the following in form and

NAI-5000938357v5 US-DOCS\161437759.18 125 substance reasonably satisfactory to the Administrative Agent: (A) an Accession Agreement executed by such Subsidiary and (B) the items that would have been delivered under subsections (iv)(A), (v) through (viii), and (xiv) through (xvi), of Section 6.1(a) if such Subsidiary had been a Material Subsidiary or an Unencumbered Studio Service Subsidiary, as applicable, on the Effective Date; provided, however, promptly (and in any event within one hundred twenty (120) days, unless extended by the Administrative Agent in its sole discretion) upon any Excluded Subsidiary ceasing to be subject to the restriction which prevented it from becoming a Guarantor on the Effective Date or delivering an Accession Agreement pursuant to this Section, as the case may be, such Subsidiary shall comply with the provisions of this Section 8.14. For the purpose of clarity, each Unencumbered Pool Property must be owned by a Guarantor or the Borrower, except during any period in which the owner of any Unencumbered Pool Property is not required to provide a Guaranty pursuant to Section 8.14(c), in which case such Unencumbered Pool Property need only be owned by a Subsidiary of the Borrower or the Borrower. (b) The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor (other than Hudson REIT, any Subsidiary Pledgor or any Pledged Subsidiary) from the Guaranty so long as: (i) subject to Section 8.14(c), such Guarantor does not own (or will not own as of such release) any Unencumbered Pool Property, nor any direct or indirect equity interest in any Subsidiary that owns an Unencumbered Pool Property and such Guarantor is not then designated as an Unencumbered Studio Service Subsidiary; (ii) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding subsection (a) or the last two sentences of the following subsection (c); (iii) no Default or Event of Default then exists or would occur as a result of such release, including, without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1; (iv) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except to the extent otherwise qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except to the extent otherwise qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances expressly permitted under the Loan Documents or waived or consented to by the applicable Lenders in writing in accordance with the provisions of Section 13.7; and (v) the Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. (c) Notwithstanding anything to the contrary contained in this Section 8.14 above, for so long as Hudson REIT maintains an Investment Grade Rating, no Material Subsidiary, Unencumbered Studio Service Subsidiary or owner of any Unencumbered Pool Property (or any other Subsidiary) shall be required to become a Guarantor (except as provided in, and without limiting, Section 8.15(b)), and any Material Subsidiary, Unencumbered Studio Service Subsidiary or owner of any Unencumbered Pool Property (or any other Subsidiary) that has provided a Guaranty that is eligible to be released from such Guaranty pursuant to clauses (iii), (iv) and (v) of the preceding subsection (b) may be released from the Guaranty (which, for avoidance of doubt, shall in no event include Hudson REIT, any Subsidiary Pledgor or any Pledged Subsidiary), unless such Person, or any Subsidiary that directly or indirectly owns any Equity Interest in such Person, provides a Guaranty of Indebtedness to a Person other than to the Administrative Agent, for the benefit of the Guarantied Parties (as defined in the Guaranty). In the event

NAI-5000938357v5 126 US-DOCS\161437759.18 Equity Pledge Delivery Date November 7, 2027 Hudson REIT fails to maintain an Investment Grade Rating, then each Material Subsidiary (other than an Excluded Subsidiary), each Unencumbered Studio Service Subsidiary (other than an Excluded Subsidiary) and each owner of any Unencumbered Pool Property that is not then a Guarantor that is a party to the Guaranty hereunder shall comply with all the terms and conditions of Section 8.14(a) above within thirty (30) days of such failure, unless extended by the Administrative Agent in its sole discretion. In the event a Material Subsidiary (other than an Excluded Subsidiary), an Unencumbered Studio Service Subsidiary (other than an Excluded Subsidiary) or an owner of any Unencumbered Pool Property or any Subsidiary that directly or indirectly owns any Equity Interest in such owner, that is not then a Guarantor that is party to the Guaranty hereunder provides a Guaranty of Indebtedness to a Person other than to the Administrative Agent, for the benefit of the Guarantied Parties (as defined in the Guaranty), then such Material Subsidiary, Unencumbered Studio Service Subsidiary, owner of any Unencumbered Pool Property and/or such Subsidiary that directly or indirectly owns any Equity Interest in such owner, as applicable, shall comply with all the terms and conditions of Section 8.14(a) above within thirty (30) days of executing such third party Guaranty, unless extended by the Administrative Agent in its sole discretion. Section 8.15 Equity Pledges. (a) If the aggregate principal amount of any “Maturing Debt Issuance” set forth in the table below (a “Maturing Debt Issuance”) exceeds the aggregate amount (without duplication) of unrestricted cash and Cash Equivalents of Hudson REIT, the Borrower and its Subsidiaries, on a consolidated basis (collectively, the “Consolidated Unrestricted Cash”) on (each such date described in the following clauses (i) and (ii), an “Equity Pledge Delivery Date”) (i) the “Equity Pledge Delivery Date” corresponding thereto in the table below, or (ii) in the case a Maturing Debt Issuance extended pursuant to a Maturing Debt Extension, the date that is 100 days prior to the as-extended maturity date of such Maturing Debt Issuance (each of the foregoing, a “Pledge Trigger”), then from and after such Equity Pledge Delivery Date (subject to Sections 8.15(c) and (d) below), the Obligations shall be secured by the Equity Interests in Subsidiaries directly owning Unencumbered Pool Properties (collectively, the “Pledged Subsidiaries”, and the Equity Interest therein so pledged, the “Pledged Interests”) with an aggregate Unencumbered Asset Value of not less than the quotient of (x) the then-current aggregate principal amount of the Commitments and outstanding Term Loans (if any), divided by (y) seventy-five percent (75%) (the “Minimum Pledge Threshold”). Such Pledged Interests shall be selected by the Borrower and the Administrative Agent in their reasonable discretion giving due regard to diversification of the Unencumbered Pool Properties owned by such Pledged Subsidiaries in terms of locations and types of assets. If, as of any Equity Pledge Delivery Date, the Consolidated Unrestricted Cash equals or exceeds the applicable Maturing Debt Issuance balance as of such date, then the Borrower shall cause Hudson REIT, the Borrower and its Subsidiaries (without duplication) to maintain Consolidated Unrestricted Cash in an amount at least equal to such Maturing Debt Issuance balance at all times through the earlier of (A) the date such Maturing Debt Issuance is repaid in full or (B) so long as no Default or Event of Default has occurred and is continuing, the date upon which the stated maturity date of such Maturing Debt Issuance has been extended (pursuant to an amendment, refinancing, replacement or other written action) (a “Maturing Debt Extension”) to a date that is more than 100 days after such date of determination of the Consolidated Unrestricted Cash balance. ~$500MM Senior Notes due December 22, 2028 ~$400MM Senior Notes due November 1, 2027 July 24, 2027 Maturing Debt Issuance ~$350MM Senior Notes due February 15, 2028

NAI-5000938357v5 US-DOCS\161437759.18 127 October 7, 2029 (b) (i) Upon a Pledge Trigger, by no later than the corresponding Equity Pledge Delivery Date (or, in each case, such later date as may be approved by the Administrative Agent in its sole discretion), the Borrower shall deliver or cause to be delivered to the Administrative Agent: (i) a Pledge Agreement (or, if applicable, a joinder or supplement thereto) duly executed by each applicable Pledgor, (ii) each membership interest certificate or other instrument evidencing the Pledged Interests, in the manner required under the Pledge Agreement, together with an undated transfer power (or other appropriate instrument of transfer) duly executed in blank by such applicable Pledgor (it being understood and agreed that all of the Pledged Interests consisting of an interest in a partnership or a limited liability company shall be evidenced by a certificate, and the governing document of any such Pledged Subsidiary shall by its terms expressly provide that the Equity Interests therein are securities governed by Article 8 of the UCC), (iii) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of counsel for the Borrower, covering such matters relating to the applicable Pledgors, the security interest in the Collateral and the Pledge Agreement as the Administrative Agent shall reasonably request, (iv) lien searches in respect of each applicable Pledgor, (v) all of the items required to be delivered to the Administrative Agent under Section 8.14(a) (without giving effect to any timeframes for delivery provided therein and notwithstanding Section 8.14(c)) as if each applicable Pledgor and Pledged Subsidiary were a Material Subsidiary (unless such Pledgor or Pledged Subsidiary is, at such time, an existing Guarantor and then only to the extent required by the Administrative Agent), (vi) copies of (x) the by-laws, operating agreement, partnership agreement, or other applicable governing document of each Pledged Subsidiary, and (y) all corporate, partnership, member or other necessary action taken by each Pledgor to authorize the execution, delivery and performance of the Pledge Agreement, in each case, in form and substance reasonably satisfactory to the Administrative Agent, and (vii) such other schedules, supplements, instruments, certificates, or information in connection therewith as required by the Pledge Agreement or as reasonably requested by the Administrative Agent. (ii) If, as of the end of any fiscal quarter or fiscal year of Hudson REIT after a Pledge Trigger, the aggregate Unencumbered Asset Value of the Unencumbered Pool Properties directly owned by Pledged Subsidiaries is less than the then-applicable Minimum Pledge Threshold (calculated in accordance with Section 9.3(a)(iv)), then the Borrower shall promptly (but in any event within five (5) Business Days of the date of delivery to the Administrative Agent of the Compliance Certificate in respect of such fiscal period) (or such later date as approved by the Administrative Agent in its sole discretion) deliver additional Equity Pledges reasonably acceptable to the Administrative Agent, together with each of the documents and other items required pursuant to Section 8.15(b)(i) with respect to each such additional Equity Pledge, such that, upon effectiveness of such additional Equity Pledges, the aggregate Unencumbered Asset Value of the Unencumbered Pool Properties directly owned by the Pledged Subsidiaries will equal or exceed the Minimum Pledge Threshold. (c) Each Equity Pledge shall be released by the Administrative Agent upon written request of the Borrower if, at any time following a Pledge Trigger, either (i) the aggregate amount (without duplication) of Consolidated Unrestricted Cash exceeds the then-current aggregate outstanding principal amount of the Maturing Debt Issuance (giving effect to any repayment or prepayment thereof following April 1, 2029 ~$400MM Senior Notes due January 15, 2030

NAI-5000938357v5 US-DOCS\161437759.18 128 such Pledge Trigger) that triggered such Pledge Trigger, (ii) the aggregate Unencumbered Asset Value of the Unencumbered Pool Properties directly owned by Pledged Subsidiaries is more than the then-applicable Minimum Pledge Threshold (calculated in accordance with Section 9.3(a)(iv)) as of the end of any fiscal quarter or fiscal year of Hudson REIT, so long as immediately after the effectiveness of such release, the aggregate Unencumbered Asset Value of the Unencumbered Pool Properties directly owned by the Pledged Subsidiaries will equal or exceed the then-applicable Minimum Pledge Threshold, or (iii) the stated maturity date of such Maturing Debt Issuance that triggered such Pledge Trigger has been extended pursuant to a Maturing Debt Extension to a date that is more than 100 days after the date of such Pledge Release Request, in each case, so long as (x) no Default or Event of Default has occurred and is continuing or would occur as a result of such release, and (y) no other Pledge Trigger has occurred in respect of any other Maturing Debt Issuance that would require an Equity Pledge to be granted in accordance with Section 8.15(a). Any request by the Borrower for release under this Section 8.15(c) (a “Pledge Release Request”) shall constitute a representation and warranty that, as of the date of the requested release and as of the date of such release, each of the conditions to release set forth in this Section 8.15(c) are true and correct. (d) From time to time the Borrower may request that one or more new Equity Pledges (a “Replacement Equity Pledge”) be substituted for one or more existing Equity Pledges (a “Replaced Equity Pledge”) and that each such Replaced Equity Pledge be released by the Administrative Agent upon effectiveness of such Replacement Equity Pledge(s), in each case, which substitution and related release(s) (collectively, a “Substitution”) shall be subject to the Administrative Agent’s approval in its sole and absolute discretion (including as to the selection and approval of Replacement Equity Pledges) and the satisfaction of each of the following conditions: (i) no Default or Event of Default has occurred and is continuing or would occur as a result of such Substitution; (ii) upon giving effect to such Substitution, the Obligations shall be secured by Equity Pledges in respect of Pledged Subsidiaries directly owning Unencumbered Pool Properties with an aggregate Unencumbered Asset Value equal to or greater than the Minimum Pledge Threshold (calculated on a pro forma basis based on (x) the then-current aggregate principal amount of the Commitments and outstanding Term Loans (if any), and (y) the Unencumbered Asset Value as of the most recently ended fiscal quarter for which the Administrative Agent has received (or is required to have received) financial statements pursuant to and in accordance with Section 9.1 or 9.2, as applicable); and (iii) with respect to each Replacement Equity Pledge, the Administrative Agent shall have received each of the documents and other items required pursuant to Section 8.15(b)(i), and the Administrative Agent shall have a valid and perfected Lien on all of the Collateral granted pursuant to each such Replacement Equity Pledge. Any request by the Borrower for a Substitution under this Section 8.15(d) shall be in a writing delivered to the Administrative Agent and shall constitute a representation and warranty by the Borrower that, as of the date of such requested Substitution, each of the conditions to set forth in this Section 8.15(d) will be true and correct. (e) The Borrower represents, warrants and covenants that, notwithstanding anything to the contrary herein or in any other Loan Document, (i) no Subsidiary Pledgor or Pledged Subsidiary (x) has or shall incur, acquire or suffer to exist any Indebtedness (other than obligations in respect of Indebtedness under the Loan Documents or any Ground Leases to the extent required under GAAP to be reported as a liability) or (y) is or shall become obligated in respect of any Indebtedness of the Borrower

NAI-5000938357v5 US-DOCS\161437759.18 129 or any other Subsidiary (other than obligations in respect of Indebtedness under the Loan Documents in its capacity as a Guarantor and/or Subsidiary Pledgor, as applicable, hereunder), (ii) neither the Pledged Interests nor any asset owned by any Pledged Subsidiary nor any direct or indirect interest of the Borrower in any such Pledged Subsidiary shall be subject to any Lien (other than (x) in the case of Pledged Interests or any Property, Collateral Permitted Liens, and (y) in the case of all other assets, Permitted Liens) or Negative Pledge (other than a Negative Pledge as and to the extent permitted by the definition of “Eligible Property”), (iii) each Property owned by any Pledged Subsidiary shall at all times be and remain an Eligible Property in the Unencumbered Pool; provided that nothing in the foregoing clause (iii) shall limit any release permitted under Section 8.15(c) or (d) or the Pledge Agreement, and (iv) it shall not permit any Subsidiary Pledgor or Pledged Subsidiary to (x) engage in any business unrelated to (A) in the case of any Subsidiary Pledgor, ownership of the Equity Interests of Pledged Subsidiaries or other Property-owning Subsidiaries and performance of such Subsidiary Pledgor’s obligations under the Loan Documents to which it is a party, and (B) in the case of any Pledged Subsidiary, the acquisition, development, ownership, management, leasing and/or operation of a Property, or (y) own any assets other than (A) in the case of any Subsidiary Pledgor, the Equity Interests described in the foregoing clause (x)(A) and any immaterial assets incidental to such ownership, and (B) in the case of any Pledged Subsidiary, any Property or other assets reasonably related to the ownership of such Property. (f) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the consent of all Lenders then holding any Commitment or Term Loan shall be required to (i) release all or substantially all of the Collateral granted pursuant to a Pledge Agreement (except for releases thereof permitted under Section 8.15(c) or (d) above or the Pledge Agreement) (it being understood and agreed that any release of less than all or substantially all of the Collateral granted pursuant to a Pledge Agreement (except for releases thereof permitted under Section 8.15(c) or (d) above or the Pledge Agreement) shall require the consent of the Requisite Lenders in accordance with Section 13.7), (ii) subordinate any Lien granted to the Administrative Agent, for the benefit of the Lender Parties, in any Pledged Interests (other than to Collateral Permitted Liens), or (iii) permit any of the Pledged Interests or other Collateral granted pursuant to a Pledge Agreement to secure any obligations other than the Obligations (other than Collateral Permitted Liens). ARTICLE IX. INFORMATION For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7, all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7, the Borrower shall furnish (which may be by electronic delivery in accordance with Section 9.5 hereof) to the Administrative Agent for distribution to each of the Lenders: Section 9.1 Quarterly Financial Statements. Within five (5) days after the filing of Hudson REIT’s 10-Q with the Securities and Exchange Commission (but in no event later than forty-five (45) days after the end of each of the first, second and third fiscal quarters of Hudson REIT), the unaudited consolidated financial statements of Hudson REIT and its Subsidiaries (including a consolidated balance sheet, income statement and statement of cash flows) as at the end of such period and setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the chief executive officer or chief financial officer of Hudson REIT, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of Hudson REIT and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments and the absence of footnotes). Subject to Section 9.5, if the applicable financial statements of Hudson REIT are timely and publicly available electronically on the website of

NAI-5000938357v5 US-DOCS\161437759.18 130 Hudson REIT or the SEC, then the Borrower shall be deemed to have met the delivery requirements of this Section 9.1. Section 9.2 Year-End Statements. Within five (5) days after the filing of Hudson REIT’s 10-K with the Securities and Exchange Commission (but in no event later than ninety (90) days after the end of each fiscal year of Hudson REIT), the audited consolidated financial statements of Hudson REIT and its Subsidiaries (including a consolidated balance sheet, income statement, statement of cash flows and statement of stockholder equity) as at the end of such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be (a) certified by the chief executive officer or chief financial officer of Hudson REIT, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the financial position of Hudson REIT and its Subsidiaries as at the date thereof and the result of operations for such period and (b) accompanied by the report thereon of Ernst & Young LLP, any other “big-4” accounting firm or any other independent certified public accountants of recognized national standing acceptable to the Administrative Agent, whose report shall be unqualified as to substance and scope (other than a qualification relating to (x) the impending maturity of any Indebtedness within 12 months or (y) potential non-compliance with any financial covenant set forth in this Agreement or applicable to any other Indebtedness) and who shall have authorized the Borrower to deliver such report to the Administrative Agent and the Lenders pursuant to this Agreement. Subject to Section 9.5, if the applicable financial statements of Hudson REIT are timely and publicly available electronically on the website of Hudson REIT or the SEC, then the Borrower shall be deemed to have met the delivery requirements of this Section 9.2. Section 9.3 Compliance Certificate. Within forty-five (45) days of the end of each of the first, second and third fiscal quarters of Hudson REIT and within ninety (90) days of the end of each fiscal year of Hudson REIT, a certificate substantially in the form of Exhibit G (a “Compliance Certificate”) executed on behalf of the Borrower by the chief financial officer of Hudson REIT (a) setting forth in reasonable detail as of the end of such quarterly accounting period or fiscal year, as the case may be, (i) the calculations required to establish whether Hudson REIT was in compliance with the covenants contained in Section 10.1, (ii) a list of all assets included in calculations of Unencumbered Asset Value and shall disclose which assets have been added or removed from such calculation since the previous list delivered to Administrative Agent and, (iii) a list of all assets included in calculations of Total Asset Value which are located in an Approved International Location and shall disclose all Total Asset Value attributable thereto, and (iv) if any Equity Pledges are then required to be in effect, calculations evidencing that the aggregate Unencumbered Asset Value of the Unencumbered Pool Properties directly owned by the Pledged Subsidiaries is equal to or greater than the Minimum Pledge Threshold calculated as of the end of such accounting period or fiscal year, as the case may be (in each case, however, based on the then-current aggregate principal amount of the Commitments and outstanding Term Loans (if any) as of such calculation date); (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Borrower with respect to such event, condition or failure; (c) setting forth a statement of Funds From Operations; (d) setting forth a report of newly acquired Properties, including the Net Operating Income, cost and mortgage debt, if any, of each such Property, and (e) with respect to each Compliance Certificate delivered within ninety (90) days of the end of each fiscal year of Hudson REIT, at the Borrower’s sole discretion, attaching an updated Sustainability Certificate. The calculations set forth in this Section 9.3 above shall be in Dollars and any conversion from any foreign currency to Dollars shall be calculated using the same methodology as the

NAI-5000938357v5 US-DOCS\161437759.18 131 conversion from such currency to Dollars in Hudson REIT’s public reporting practice with respect thereto in accordance with all appropriate guidance applicable thereto. Section 9.4 Other Information. To the extent not otherwise disclosed in the financial statements furnished to Administrative Agent pursuant to Sections 9.1 and 9.2 above or publicallypublicly filed with the Securities and Exchange Commission, Borrower shall furnish to Administrative Agent the following: (a) Promptly upon receipt thereof, copies of all reports disclosing matters identified through the audit or review of the operations of the Borrower or Hudson REIT which are reasonably likely to be materially detrimental to financial condition of the Borrower or Hudson REIT, if any, submitted to the Borrower, Hudson REIT or its board of directors by its independent public accountants including, without limitation, any management report; (b) [Intentionally omitted]; (c) To the extent not publicly filed with the Securities and Exchange Commission (or any Governmental Authority substituted therefore), promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all material press releases issued by the Borrower, any Subsidiary or any other Loan Party; (d) [Intentionally omitted]; (e) At the time the financial statements are furnished pursuant to Section 9.2, projected balance sheets, operating statements, profit and loss projections and cash flow budgets of the Borrower and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail, in form reasonably satisfactory to the Administrative Agent. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Borrower, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1 and 10.2 at the end of each fiscal quarter of the next succeeding fiscal year; (f) If any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, a certificate of the chief executive officer or chief financial officer of the Borrower setting forth details as to such occurrence and the action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; (g) To the extent any Loan Party or any other Subsidiary receives notice or is or becomes otherwise aware of the same, (i) prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating to, or affecting, any Loan Party or any other Subsidiary or any of their respective properties, assets or businesses which, if determined or resolved adversely to such Person, could reasonably be expected to have a Material Adverse Effect, and (ii) prompt notice of the receipt of notice that any United States federal income tax returns of any Loan Party or any other Subsidiary are being audited by any Governmental Authority;

NAI-5000938357v5 US-DOCS\161437759.18 132 (h) A copy of any amendment to the certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Borrower, any other Loan Party concurrently with the next delivery of the Compliance Certificate; (i) Prompt notice of (i) any change in the senior management of Hudson REIT or the Borrower, (ii) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Loan Party or any other Material Subsidiary or (iii) the occurrence of any other event which, in the case of any of the immediately preceding clauses (i) through (iii), has had, or could reasonably be expected to have, a Material Adverse Effect, together with such other information as requested by the Administrative Agent, the Lenders and their counsel to evaluate such matters; (j) Prompt notice of the occurrence of any Default or Event of Default or any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute a default or event of default by any Loan Party or any other Subsidiary under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound; (k) Promptly upon entering into any Material Contract or Specified Derivatives Contract after the Agreement Date, a copy of such contract; (l) Prompt notice of any order, judgment or decree in excess of $5,000,000 having been entered against any Loan Party or any other Subsidiary or any of their respective properties or assets; (m) [Intentionally omitted]; (n) [Intentionally omitted]; (o) Upon notice of any change in the information provided in the Beneficial Ownership Certification most recently delivered to the Administrative Agent that would result in a change to any information included in such Beneficial Ownership Certification, together with a new Beneficial Ownership Certification reflecting such change; (p) Promptly upon the reasonable request of the Administrative Agent, evidence of the Borrower’s calculation of the Ownership Share with respect to an Unconsolidated Affiliate, such evidence to be in form and detail reasonably satisfactory to the Administrative Agent; (q) Promptly, upon any change in Hudson REIT’s Credit Rating, a certificate stating that Hudson REIT’s Credit Rating has changed and the new Credit Rating that is in effect; (r) Promptly, upon each request, information identifying the Borrower or any other Loan Party as a Lender may reasonably request in order to comply with the Beneficial Ownership Regulation or applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act; (s) Promptly, and in any event within three (3) Business Days after the Borrower obtains knowledge thereof, written notice of the occurrence of any of the following: (i) the Borrower, any Loan Party or any other Subsidiary shall receive notice that any violation of or noncompliance with any Environmental Law has or may have been committed or is threatened; (ii) the Borrower, any Loan Party or any other Subsidiary shall receive notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, or is about to be filed or initiated against any such Person alleging any violation of or noncompliance with any Environmental Law or requiring any such

NAI-5000938357v5 US-DOCS\161437759.18 133 Person to take any action in connection with the release or threatened release of Hazardous Materials; (iii) the Borrower, any Loan Party or any other Subsidiary shall receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby; or (iv) the Borrower, any Loan Party or any other Subsidiary shall receive notice of any other fact, circumstance or condition that could reasonably be expected to form the basis of an environmental claim, and the matters covered by notices referred to in any of the immediately preceding clauses (i) through (iv), whether individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (t) Promptly upon the reasonable request of the Administrative Agent, the Derivatives Termination Value in respect of any Specified Derivatives Contract from time to time outstanding; and (u) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower, any of its Subsidiaries, or any other Loan Party as the Administrative Agent or any Lender through the Administrative Agent may reasonably request. Section 9.5 Electronic Delivery of Certain Information. (a) Documents required to be delivered pursuant to the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender (or the applicable Issuing Bank) pursuant to Article II and (ii) any Lender that has notified the Administrative Agent and the Borrower that it cannot receive electronic communications. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender (which notice may be given electronically) of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. Pacific time on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificate required by Section 9.3 to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the certificate required by Section 9.3, the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents. (b) Documents required to be delivered pursuant to Article II may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

NAI-5000938357v5 US-DOCS\161437759.18 134 Section 9.6 Public/Private Information. The Borrower shall cooperate with the reasonable requests of the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Borrower. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Borrower to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and the Borrower shall designate Information Materials (a) that are either available to the public or not material with respect to the Borrower and its Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”. Section 9.7 USA Patriot Act Notice; Compliance. The Patriot Act and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as a non-fiduciary agent for all Lenders hereunder) may from time-to-time request, and the Borrower shall, and shall cause the other Loan Parties to, provide promptly upon any such request to such Lender, such Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, a cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. ARTICLE X. NEGATIVE COVENANTS For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7, all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7, the Borrower shall comply with the following covenants: Section 10.1 Financial Covenants. (a) Ratio of Total Liabilities to Total Asset Value. The Borrower shall not permit the ratio of (i) Total Liabilities to (ii) Total Asset Value, to exceed 0.60 to 1.00 as of the last day of any fiscal quarter; provided that, prior to the repayment in full of the Private Placement Notes, such ratio may increase to up to 0.65 to 1.00 for up to (I) four (4) consecutive calendar quarters immediately following an Acquisition that has occurred prior to the effectiveness of all of the Private Placement Amendments, or (II) two (2) consecutive calendar quarters immediately following a Material Acquisition that has occurred following the effectiveness of all of the Private Placement Amendments (it being understood and agreed that (x) any permitted increase in such ratio as a result of clause (I) for any Acquisition that occurred prior to the effectiveness of all of the Private Placement Amendments shall terminate upon the effectiveness of all of the Private Placement Amendments, without limiting any increase permitted under clause (II) and (y) any permitted increase in such ratio as a result of clause (I) or clause (II) shall terminate upon the repayment in full of the Private Placement Notes). For purposes of this covenant, (A) Total Liabilities shall be adjusted by deducting therefrom the amount of unrestricted cash and Cash Equivalents in excess of $30,000,000 to the extent that there is an equivalent amount of Indebtedness included in Total Liabilities that matures within twenty-four (24) months from the applicable date of the calculation, and (B) Total Asset Value shall be adjusted by deducting therefrom the amount by which Total Liabilities is adjusted pursuant to clause (A) above. (b) Ratio of Unsecured Indebtedness to Unencumbered Asset Value The Borrower shall not permit the ratio of (i) Unsecured Indebtedness of Hudson REIT and its Subsidiaries, on a consolidated

NAI-5000938357v5 US-DOCS\161437759.18 135 basis (which shall include Hudson REIT’s Ownership Share of Unconsolidated Affiliates in accordance with Section 1.2), to (ii) Unencumbered Asset Value, to exceed 0.60 to 1.00 as of the last day of any fiscal quarter; provided that, prior to the repayment in full of the Private Placement Notes, such ratio may increase to up to 0.65 to 1.00 for up to (I) four (4) consecutive calendar quarters immediately following an Acquisition that has occurred prior to the effectiveness of all of the Private Placement Amendments, or (II) two (2) consecutive calendar quarters immediately following a Material Acquisition that has occurred following the effectiveness of all of the Private Placement Amendments (it being understood and agreed that (x) any permitted increase in such ratio as a result of clause (I) for any Acquisition that occurred prior to the effectiveness of all of the Private Placement Amendments shall terminate upon the effectiveness of all of the Private Placement Amendments, without limiting any increase permitted under clause (II), and (y) any permitted increase in such ratio as a result of clause (I) or clause (II) shall terminate upon the repayment in full of the Private Placement Notes). For purposes of this covenant, (A) Unsecured Indebtedness shall be adjusted by deducting therefrom the amount of unrestricted cash and Cash Equivalents in excess of $30,000,000 to the extent that there is an equivalent amount of Unsecured Indebtedness that matures within twenty-four (24) months from the applicable date of the calculation, and (B) Unencumbered Asset Value shall be adjusted by deducting therefrom the amount by which Unsecured Indebtedness is adjusted pursuant to clause (A) above (to the extent such cash and Cash Equivalents were included in such calculation of Unencumbered Asset Value). (c) Ratio of Adjusted EBITDA to Fixed Charges. The Borrower shall not permit the ratio of (i) Adjusted EBITDA of Hudson REIT and its Subsidiaries, on a consolidated basis (which shall include Hudson REIT’s Ownership Share of Unconsolidated Affiliates in accordance with Section 1.2), for the immediately preceding consecutive twelve (12) month period to (ii) Fixed Charges of Hudson REIT and its Subsidiaries, on a consolidated basis (which shall (x) include Hudson REIT’s Ownership Share of Unconsolidated Affiliates in accordance with Section 1.2 and (y) in the case of any such calculation for the fiscal quarter ending June 30, 2025 or the consecutive twelve (12) month period immediately following June 30, 2025, be calculated on a pro forma basis in a manner consistent with the pro forma calculations set forth in the 2025 Projections delivered to the Administrative Agent on or prior to the Fifth Amendment Effective Date), for such consecutive twelve (12) month period, to be less than (x) 1.50 to 1.00 as of the last day of any fiscal quarter ending on or prior to September 30, 2024, and (y) 1.40 to 1.00 as of the last day of any fiscal quarter ending thereafterafter June 30, 2025. (d) Ratio of Secured Indebtedness to Total Asset Value. The Borrower shall not permit the ratio of (i) Secured Indebtedness of Hudson REIT and its Subsidiaries, on a consolidated basis (which shall include Hudson REIT’s Ownership Share of Unconsolidated Affiliates in accordance with Section 1.2), to (ii) Total Asset Value, to exceed 0.45 to 1.00, at any time. (e) Ratio of Unencumbered NOI to Unsecured Interest Expense. The Borrower shall not permit the ratio of (i) Unencumbered NOI for any fiscal quarter to (ii) Unsecured Interest Expense of Hudson REIT and its Subsidiaries, on a consolidated basis, (x) for any fiscal quarter ending on or prior to September 30, 2024December 31, 2026, to be less than 2.001.75 to 1.00 as of the last day of such fiscal quarter, and (y) for any fiscal quarter ending thereafter, to be less than 1.752.00 to 1.00 as of the last day of such fiscal quarter. (f) [Intentionally Omitted].Minimum Liquidity. The Borrower shall not permit Liquidity to be less than $125,000,000 as of the last day of any fiscal quarter if, as of such date, the aggregate principal amount of the Revolving Commitments is greater than $600,000,000. (g) [Intentionally Omitted].

NAI-5000938357v5 US-DOCS\161437759.18 136 (h) [Intentionally Omitted]. (i) Dividends and Other Restricted Payments. If anany Event of Default specified in Section 11.1(a), Section 11.1(e) or Section 11.1(f) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 11.2(a), the Borrower may only make Restricted Payments to Hudson REIT and other holders of Equity Interests of the Borrower during any fiscal year, in each case, in an aggregate amount not to exceed the minimum amount required to be distributed to all of the holders of Equity Interests of the Borrower such that the amount distributed to Hudson REIT is sufficient to enable Hudson REIT to (i) make scheduled cash distributions to shareholders of Hudson REIT to the extent such distributions were publicly announced prior to the occurrence of any Default or Event of Default, (ii) make scheduled dividends in respect of the Borrower Preferred Units and (iii) make Required REIT Distributions.cash distributions to its shareholders in an aggregate amount not to exceed the minimum amount necessary to enable Hudson REIT to maintain its status as a REIT under the Internal Revenue Code and avoid the imposition of income or excise taxes imposed under Sections 857(b)(1), 857(b)(3) or 4981 of the Internal Revenue Code. Notwithstanding the foregoing, if an Event of Default specified in Section 11.1(a), Section 11.1(e) or Section 11.1(f) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 11.2(a), then (x) no Pledged Subsidiary may make any Restricted Payment to any other Person (including, without limitation, to Borrower or any other Subsidiary), and (y) the Borrower shall not, nor permit any of its Subsidiaries to, make any Restricted Payment other than Restricted Payments by Subsidiaries of the Borrower (other than any Pledged Subsidiary) to the Borrower or any other Subsidiary of the Borrower. Notwithstanding anything to the contrary contained in this Agreement, the financial covenants set forth in this Section 10.1 above and the constituent defined terms used therein (directly and indirectly) shall exclude assets and liabilities of Hudson REIT, the Borrower and its Subsidiaries associated with Indebtedness that has been defeased in full with cash and Cash Equivalents. For purposes of calculating any financial covenant set forth in Sections 10.1(a) through (e) of this Agreement for the period ending December 31, 2024, to the extent such calculation relies on any of the definitions modified or added to this Agreement pursuant to the Fourth Amendment, such definition as amended by or effected pursuant to the Fourth Amendment shall be deemed to apply. Section 10.2 Negative Pledge. The Borrower shall not, and shall not permit any other Loan Party or Subsidiary to, create, assume, incur, permit or suffer to exist any Lien on (a) any Unencumbered Pool Property or any direct or indirect ownership interest of the Borrower in any Person owning any Unencumbered Pool Property, now owned or hereafter acquired, except for (i) Permitted Liens and (ii) a Negative Pledge contained in any agreement that evidences Unsecured Indebtedness, which Negative Pledge contains restrictions on encumbering assets that are substantially similar to, or not more restrictive than, those restrictions contained in the Loan Documents., or (b) any assets of the Borrower, any other Loan Party, any Subsidiary, or any other Person as security for payment or performance of, or otherwise in favor of any holder of (or agent therefor), any Material Credit Facility (“Material Credit Facility Collateral”), unless the Obligations are at all times while such Lien is in effect secured on a senior or pari passu basis by all such Material Credit Facility Collateral pursuant to collateral and intercreditor documentation reasonably acceptable to the Administrative Agent (such documentation, together with any amendment to this Agreement to reflect the addition of any such collateral security (notwithstanding anything to the contrary in Section 13.7, such amendment to become effective with the consent of the Borrower and the Administrative Agent without any further action or consent of any of other party to this Agreement), collectively, “MFN Collateral Documents”); provided, that Material Credit Facility Collateral shall not

NAI-5000938357v5 US-DOCS\161437759.18 137 include any Collateral or any other assets or property of any Pledged Subsidiary, and nothing in this Section 10.2 shall permit any Lien (other than (i) in the case of Pledged Interests or any Property, Collateral Permitted Liens, and (ii) in the case of all other assets or property, Permitted Liens) on any Collateral or any such other assets or property. Section 10.3 Restrictions on Intercompany Transfers. The Borrower shall not, and shall not permit any other Loan Party (other than Hudson REIT) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Loan Party (other than Hudson REIT) to: (a) pay dividends or make any other distribution on any of such Loan Party’s capital stock or other equity interests directly or indirectly owned by the Borrower (other than any restrictions contained in the Borrower LP Agreement); (b) pay any Indebtedness owed to the Borrower or any Subsidiary; (c) make loans or advances to the Borrower or any Subsidiary; or (d) transfer any of its property or assets to the Borrower or any Subsidiary; other than, in each case, (i) those encumbrances or restrictions contained in any Loan Document, (ii) restrictions and conditions imposed by Applicable Law, (iii) customary restrictions and conditions contained in agreements relating to the sale of such Loan Party or any Property owned by such Loan Party (to the extent such sale is permitted hereunder), (iv) customary restrictions and conditions contained in agreements relating to the acquisition of any Property (to the extent such acquisition is not prohibited under this Agreement), (v) customary restrictions governing any purchase money Liens permitted hereby covering only the property subject to such Lien, (vi) those restrictions contained in any other agreement that evidences Unsecured Indebtedness, which restrictions on the actions described above that are substantially similar to, or not materially more restrictive than, those contained in the Loan Documents, (vii) customary restrictions contained in the organizational documents of any Subsidiary that is not a Wholly-OwnedWholly Owned Subsidiary (but only to the extent applicable to the Equity Interest in such Subsidiary or the assets of such Subsidiary) and (viii) with respect to clause (d) only, (A) customary provisions restricting assignment of any agreement entered into by the Borrower, any other Loan Party or any Subsidiary in the ordinary course of business, (B) restrictions on the ability of any Loan Party or any Subsidiary to transfer, directly or indirectly, Equity Interests (and beneficial interest therein) in any Excluded Subsidiary pursuant to the terms of any Secured Indebtedness of such Excluded Subsidiary, (C) customary restrictions on transfer contained in leases applicable only to the property subject to such lease, (D) customary non-assignment provisions or other customary restrictions on transfer arising under licenses and other contracts entered into in the ordinary course of business; provided, that such restrictions are limited to assets subject to such licenses and contracts and (E) restrictions on transfer contained in any agreement evidencing Secured Indebtedness secured by a Lien on assets that the Borrower or a Subsidiary may create, incur, assume, or permit or suffer to exist under this Agreement; provided that in any such case, the restrictions apply only to the assets that are encumbered by such Lien. Section 10.4 Merger, Consolidation, Sales of Assets and Other Arrangements. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, (a) enter into any transaction of merger or consolidation; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, (x) in the case of any Subsidiary Pledgor or Pledged Subsidiary, any of its assets, property or Equity Interests, whether now owned or hereafter acquired, and (y) in the case of any Loan Party or other Subsidiaries (in each case other than any Subsidiary Pledgor or Pledged Subsidiary), all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person; provided, however, that:

NAI-5000938357v5 US-DOCS\161437759.18 138 (i) any Subsidiary of Hudson REIT (other than any Subsidiary Pledgor or Pledged Subsidiary) may merge with a Loan Party so long as such Loan Party is the survivor, and any Subsidiary of Hudson REIT that is not a Loan Party may merge with any other Subsidiary of Hudson REIT that is not a Loan Party; (ii) any Subsidiary of Hudson REIT may sell,(other than any Subsidiary Pledgor or Pledged Subsidiary) may convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, its assets to a Loan Party (including capital stock or other securities of Subsidiaries, but in all cases excluding any Collateral), and any Subsidiary of Hudson REIT that is not a Loan Party may convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, its assets to any other Subsidiary of Hudson REIT that is not a Loan Party; (iii) a Loan Party (other than Hudson REIT, the Borrower or, any Loan Party that owns an Unencumbered Pool Property, any Subsidiary Pledgor or any Pledged Subsidiary) and any Subsidiary of Hudson REIT that is not (and is not required to be) a Loan Party may convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and immediately thereafter liquidate, provided that immediately prior to any such conveyance, sale, transfer, lease, sublease, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would exist; (iv) any Loan Party and any other Subsidiary of Hudson REIT may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person; provided that no Subsidiary Pledgor or Pledged Subsidiary may acquire a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person under this clause (iv)(A), and (B) convey, sell, lease, sublease, transfer or otherwise transfer, whether bydispose of, in one transaction or a series of transactions, all or any portion of its assets (including capital stock or other securities of Subsidiaries, but in all cases excluding any Collateral) to any other Person, so long as, in each case, (1) the Borrower shall have given the Administrative Agent and the Lenders at least thirty (30) days prior written notice of such consolidation, merger, acquisition, Investment, conveyance, sale, lease, sublease, transfer or other transferdisposition; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 10.1; (3) in the case of a consolidation or merger involving the Borrower or a Loan Party that owns an Unencumbered Pool Property included in the calculation of Unencumbered Asset Value, the Borrower or such Loan Party shall be the survivor thereof; and (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, if such transaction relates to a Substantial Amount, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 10.1, after giving effect to such consolidation, merger, acquisition, Investment, conveyance, sale, lease or other transfer;, sublease, transfer or other disposition; and (5) in the case of a conveyance, sale, lease, sublease, transfer or other disposition pursuant to this clause (iv)(B) by a Subsidiary Pledgor or Pledged Subsidiary, immediately after giving pro forma effect thereto, the release of such Subsidiary Pledgor and/or Pledged Subsidiary, as applicable, would be permitted by Section 8.15(c) or (d);

NAI-5000938357v5 US-DOCS\161437759.18 139 (v) the Borrower, the other Loan Parties and the other Subsidiaries of Hudson REIT may (A) lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business, (B) sell; provided that any lease or sublease by a Subsidiary Pledgor or Pledged Subsidiary, as applicable, to another Loan Party, any other Subsidiary of Hudson REIT or any of their respective Affiliates will not be deemed to be in the ordinary course of business, (B) convey, sell, transfer or otherwise dispose, in one transaction or a series of transactions, their respective assets (other than Properties and any Collateral) in the ordinary course of business or because such assets have become damaged, worn, obsolete or unnecessary or are no longer used or useful in their business, and (C) convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, cash and Cash Equivalents and inventory, fixtures, furnishings and equipment in the ordinary course of business; (vi) nothing in this Section 10.4 will prohibit or restrict (A) the entry into a Permitted Warrant Transaction by Hudson REIT or its Subsidiaries; and or (B) any release permitted under Section 8.15(c) or (d) or the Pledge Agreement; (vii) for the avoidance of doubt, Hudson REIT and its Subsidiaries may make any Restricted Payment permitted by Section 10.1(i). Section 10.5 [Intentionally Omitted]. Section 10.6 Fiscal Year. The Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to, change its fiscal year from that in effect as of the Agreement Date. Section 10.7 Modifications of Organizational Documents and Material Contracts. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, amend, supplement, restate or otherwise modify or waive the application of any provision of its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is adverse to the interest of the Administrative Agent, the Issuing Banks or the Lenders in any material respect (provided, that amendments to include or modify customary special purpose entity provisions in connection with the incurrence of Secured Indebtedness shall not be deemed adverse under this Section 10.7) or, (b) could reasonably be expected to have a Material Adverse Effect, or (c) could reasonably be expected to adversely affect in any material respect the validity, perfection or priority of the Administrative Agent’s security interest in any Collateral. The Borrower shall not enter into, and shall not permit any Subsidiary or other Loan Party to enter into, any amendment or modification to any Material Contract which could reasonably be expected to have a Material Adverse Effect (other than under clause (a)(i) of the definition thereof).

NAI-5000938357v5 US-DOCS\161437759.18 140 Section 10.8 [Intentionally Omitted].Outbound Investment Rules. The Loan Parties will not, and will not permit any of their Subsidiaries to (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a United States Person or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. Section 10.9 Transactions with Affiliates. The Borrower shall not permit to exist or enter into, and shall not permit any other Loan Party or any other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except (a) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower, such other Loan Party or such other Subsidiary and upon fair and reasonable terms which are no less favorable to the Borrower, such other Loan Party or such other Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate, (b) payments of compensation, perquisites and fringe benefits arising out of any employment or consulting relationship in the ordinary course of business, (c) Restricted Payments not prohibited by Section 10.1.(i), (d) transactions with Unconsolidated Affiliates relating to the provision of management services and overhead and similar arrangements in the ordinary course of business, (e) employment and severance arrangements between the Loan Parties or any of their Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements, (f) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, managers, officers, employees and consultants of the Loan Parties and their Subsidiaries in the ordinary course of business to the extent attributable to the ownership, management or operation of the Loan Parties and their Subsidiaries, (g) transactions between or among the Borrower and any of its Wholly Owned Subsidiaries or between or among any of the Borrower’s Wholly Owned Subsidiaries. Section 10.10 Environmental Matters. The Borrower shall not, and shall not permit any other Loan Party, any other Subsidiary or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from any of the Properties in material violation of any Environmental Law or in a manner that could reasonably be expected to lead to any material environmental claim or pose a material risk to human health, safety or the environment. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 10.11 Derivatives Contracts. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, enter into or become obligated in respect of Derivatives Contracts other than Derivatives Contracts entered into by the Borrower, any such Loan Party or any such Subsidiary in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated to be held by the Borrower, such other Loan Party or such other Subsidiary; provided, however, that nothing in this Section 10.11 will prohibit or restrict the entry into a Permitted Bond Hedge Transaction or Permitted Warrant Transaction by Hudson REIT or its Subsidiaries.

NAI-5000938357v5 US-DOCS\161437759.18 141 ARTICLE XI. DEFAULT Section 11.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority: (a) Default in Payment. The Borrower or any other Loan Party shall fail to pay (i) any amount due on the Revolving Maturity Date or Term Loanany Maturity Date, (ii) any principal of any of the Loans or any Reimbursement Obligation when due (whether upon demand, at maturity, by reason of acceleration, or otherwise) under this Agreement or any of the other Loan Documents, or (iii) any other amount due (whether upon demand, at maturity, by reason of acceleration, or otherwise) under this Agreement, any other Loan Document or the Fee Letter within five (5) Business Days of the same being due. (b) Default in Performance. (i) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.15, Section 9.1, Section 9.2, Section 9.3 or Article X; or (ii) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section, and in the case of this subsection (b)(ii) only, such failure shall continue for a period of thirty (30) days after the earlier of (x) the date upon which a Responsible Officer of the Borrower or such other Loan Party obtains knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Administrative Agent. (c) Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party to the Administrative Agent, any Issuing Bank or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made or deemed made. (d) Indebtedness Cross Default. (i) The Borrower, any other Loan Party or any other Subsidiary shall fail to make any payment when due and payable (giving effect to all applicable grace periods therefor) in respect of any Indebtedness (other than the Loans and Reimbursement Obligations) having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value), in each case individually or in the aggregate with all other Indebtedness as to which such a failure exists, of (1) $50,000,000 or more with respect to Nonrecourse Indebtedness, and/or (2) $30,000,000 or more with respect to Recourse Indebtedness (“Material Indebtedness”); or (ii) (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material

NAI-5000938357v5 US-DOCS\161437759.18 142 Indebtedness shall have been required to be prepaid, repurchased, redeemed or defeased prior to the stated maturity thereof; or (iii) [Intentionally omitted]; or (iv) There occurs an “Event of Default” under and as defined in any Derivatives Contract with a notional value in excess of $50,000,000 as to which the Borrower, any Loan Party or any other Subsidiary is a “Defaulting Party” (as defined therein), or there occurs an “Early Termination Date” (as defined therein) in respect of any Specified Derivatives Contract with a notional value in excess of $50,000,000 as a result of a “Termination Event” (as defined therein) as to which the Borrower or any of its Subsidiaries is an “Affected Party” (as defined therein). For the avoidance of doubt, none of the following events will, in and of themselves, be a Default or Event of Default under this Section 11.1(d): (x) the occurrence of any customary event or condition that vests the right of any holder of Permitted Convertible Indebtedness to submit such Permitted Convertible Indebtedness for conversion, exchange or exercise in accordance with its terms; (y) any actual conversion, exchange or exercise of any Permitted Convertible Indebtedness in accordance with its terms; or (z) the calling of any Permitted Convertible Indebtedness for redemption in accordance with its terms, in each case of the foregoing clauses (x), (y) and (z), so long as such occurrence or other event does not arise in connection with any breach or violation of the terms of any Permitted Convertible Indebtedness. (e) Voluntary Bankruptcy Proceeding. The Borrower, any other Loan Party or any other Subsidiary that accounts for more than five percent (5.0%) of the Total Asset Value as of any date of determination shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing. (f) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower, any other Loan Party, or any other Subsidiary that accounts for more than five percent (5.0%) of the Total Asset Value as of any date of determination, in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive days, or an order granting the remedy or other relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered.

NAI-5000938357v5 US-DOCS\161437759.18 143 (g) Revocation of Loan Documents. Any Loan Party shall (or shall attempt to) disavow, revoke or terminate any Loan Document or the Fee Letter to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or the Fee Letter or any Loan Document or the Fee Letter shall cease to be in full force and effect (except as a result of the express terms thereof). (h) Judgment. A judgment or order for the payment of money or for an injunction or other non-monetary relief shall be entered against the Borrower, any other Loan Party, or any other Subsidiary by any court or other tribunal and (i) such judgment or order shall continue for a period of thirty (30) days without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Loan Parties, $50,000,000 (excluding amounts covered by insurance for which insurance coverage for such judgment has been confirmed by the applicable carrier), or (B) in the case of an injunction or other non-monetary relief, such injunction or judgment or order could reasonably be expected to have a Material Adverse Effect. (i) Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower, any other Loan Party or any other Subsidiary, which exceeds, individually or together with all other such warrants, writs, executions and processes, $50,000,000 in amount and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of twenty (20) days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of the Borrower or any Subsidiary. (j) ERISA. (i) Any ERISA Event shall have occurred that individually, or together with any other ERISA Event that has occurred, results or could reasonably be expected to result in liability to Hudson REIT and/or the Borrower aggregating in excess of $50,000,000; or (ii) The “benefit obligation” of all Plans exceeds the “fair market value of plan assets” for such Plans by more than $50,000,000, all as determined, and with such terms defined, in accordance with FASB ASC 715. (k) Loan Documents. An Event of Default (as defined therein) shall occur under any of the other Loan Documents. (l) Change of Control. (i) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), excluding the Permitted Investors, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable

NAI-5000938357v5 US-DOCS\161437759.18 144 immediately or only after the passage of time), directly or indirectly, of more than forty percent (40.0)% of the total voting power of the then outstanding voting stock of Hudson REIT; or (ii) During any period of twelve (12) consecutive months ending after the Effective Date, individuals who at the beginning of any such twelve-month period constituted the board of directors of Hudson REIT (together with any new directors whose election by such board or whose nomination for election by the shareholders of Hudson REIT was approved by a vote of at least fifty percent (50.0%) of the total voting power of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute at least fifty percent (50.0%) of the total voting power of the board of directors of the Borrower then in office. (m) Collateral. Any provision of any Pledge Agreement, at any time after the execution and delivery of such Pledge Agreement and for any reason other than as permitted hereunder or under such Pledge Agreement, shall for any reason cease to be valid and binding on or enforceable against any applicable Loan Party, or any Lien created thereunder ceases to be a valid and perfected first priority Lien (subject to Collateral Permitted Liens) in any of the Collateral purported to be covered thereby, in each case, other than (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent’s failure to maintain possession of any stock certificates or other instruments delivered to it under the Pledge Agreement (other than any such failure that is a direct result of the written advice of or at the written direction of any Loan Party). Section 11.2 Remedies Upon Event of Default. Upon the occurrence of an Event of Default the following provisions shall apply: (a) Acceleration; Termination of Facilities. (i) Automatic. Upon the occurrence of an Event of Default specified in Sections 11.1(e) or 11.1(f), (1)(A) the principal of, and all accrued but unpaid interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties, and (2) the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder, shall all immediately and automatically terminate. (ii) Optional. If any other Event of Default shall exist, the Administrative Agent may (unless otherwise directed by Requisite Lenders) and at the direction of the Requisite Lenders shall: (1) declare, by written notice to the Borrower, (A) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account, and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly

NAI-5000938357v5 US-DOCS\161437759.18 145 waived by the Borrower on behalf of itself and the other Loan Parties, and (2) terminate the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder. (b) Loan Documents. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents. (c) Applicable Law. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law (including, without limitation, acceptance of any assignment in lieu of foreclosure). (d) Redenomination of Multicurrency Loans. Unless otherwise agreed to by the Requisite Revolving Multicurrency Tranche Lenders, upon the occurrence of any Sharing Event, each Multicurrency Loan then outstanding shall be redenominated into Dollars (based on the Dollar Equivalent Amount of such Multicurrency Loans on the date of redenomination) on the next day, or the last day of the then current Alternative Currency Interest Period of such Multicurrency Loan, if applicable; provided that in each case the Borrower shall be liable for any currency exchange loss and/or breakage fees related to such redenomination and shall promptly pay the Lenders upon receipt of notice thereof the amount of any such loss. Section 11.3 [Intentionally Omitted]. Section 11.4 Marshaling; Payments Set Aside. No Lender Party shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Guarantied Obligations. To the extent that any Loan Party makes a payment or payments to a Lender Party, or a Lender Party enforces its security interest or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Guarantied Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Section 11.5 Allocation of Proceeds. If an Event of Default exists, all payments received by the Administrative Agent (or any Lender as a result of its exercise of remedies permitted under Section 13.4) under any of the Loan Documents, in respect of any Guarantied Obligations shall be applied in the following order and priority: (a) to the payment of that portion of the Guarantied Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such and each Issuing Bank in its capacity as such, ratably among the Administrative Agent and such Issuing Banks in proportion to the respective amounts described in this clause (a) payable to them; (b) to the payment of that portion of the Guarantied Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan

NAI-5000938357v5 US-DOCS\161437759.18 146 Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause (b) payable to them; (c) to the payment of that portion of the Guarantied Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (c) payable to them; (d) to the payment of that portion of the Guarantied Obligations constituting unpaid principal of the Loans, Reimbursement Obligations, other Letter of Credit Liabilities and payment obligations then owing under Specified Derivatives Contracts, ratably among the Lenders, the Issuing Banks, the Specified Derivatives Providers in proportion to the respective amounts described in this clause (d) payable to them; provided, however, to the extent that any amounts available for distribution pursuant to this clause are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Administrative Agent for deposit into the Letter of Credit Collateral Account; and (e) the balance, if any, after all of the Guarantied Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law. Notwithstanding the foregoing, Guarantied Obligations arising under Specified Derivatives Contracts shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider. Each Specified Derivatives Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XII for itself and its Affiliates as if a “Lender” party hereto. Section 11.6 Letter of Credit Collateral Account. (a) As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities and the other Obligations, the Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders as provided herein, a security interest in all of its right, title and interest in and to the Letter of Credit Collateral Account and the balances from time to time in the Letter of Credit Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Letter of Credit Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the applicable Issuing Bank as provided herein and Administrative Agent has been notified that such payments have been applied by the such Issuing Bank. Anything in this Agreement to the contrary notwithstanding, funds held in the Letter of Credit Collateral Account shall be subject to withdrawal only as provided in this Section. (b) Amounts on deposit in the Letter of Credit Collateral Account shall be invested and reinvested by the Administrative Agent in such Cash Equivalents as the Administrative Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent for the ratable benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders; provided, that all earnings on such investments will be credited to and retained in the Letter of Credit Collateral Account. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have

NAI-5000938357v5 US-DOCS\161437759.18 147 any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Letter of Credit Collateral Account. (c) If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower and the Revolving Lenders authorize the Administrative Agent to use the monies deposited in the Letter of Credit Collateral Account to reimburse the applicable Issuing Bank for the payment made by such Issuing Bank to the beneficiary with respect to such drawing or the payee with respect to such presentment. (d) If an Event of Default exists, the Administrative Agent may (and, if instructed by the Requisite RevolvingClass Lenders in respect of the Extended Revolving Commitments, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and apply the proceeds thereof to the(i) first, to reimburse the applicable Issuing Bank for any payments of drafts drawn under Extended Letters of Credit and to pay any fees and expenses related thereto, and (ii) second, to satisfy other Obligations in accordance with Section 11.5. Notwithstanding the foregoing, the Administrative Agent shall not be required to liquidate and release any such amounts if such liquidation or release would result in the amount available in the Letter of Credit Collateral Account to be less than the Stated Amount of all Letters of Credit that remain outstanding. (e) So long as no Default or Event of Default exists, and to the extent amounts on deposit in or credited to the Letter of Credit Collateral Account of the applicable Class exceed the aggregate amount of the Letter of Credit Liabilities of such Class then due and owing, the Administrative Agent shall, from time to time, at the request of the Borrower, deliver to the Borrower within ten (10) Business Days after the Administrative Agent’s receipt of such request from the Borrower, against receipt, but without any recourse, warranty or representation whatsoever, such portion of the amount of the credit balances in the Letter of Credit Collateral Account of such Class as exceeds the aggregate amount of Letter of Credit Liabilities of such Class at such time. Upon the expiration, termination or cancellation of an extended Letter of Credit for which the Lenders reimbursed (or funded participations in) a drawing deemed to have occurred under Section 2.4 for deposit into the Letter of Credit Collateral Account of the applicable Class but in respect of which the Lenders have not otherwise received payment for the amount so reimbursed or funded, the Administrative Agent shall promptly remit to the Lenders of the applicable Class the amount so reimbursed or funded for such extended Letter of Credit that remains in the Letter of Credit Collateral Account for such Class, pro rata in accordance with the respective unpaid reimbursements or funded participations of such Lenders in respect of such extended Letter of Credit, against receipt but without any recourse, warranty or representation whatsoever. When all of the Obligations shall have been paid in full and no Letters of Credit remain outstanding, the Administrative Agent shall deliver to the Borrower, against receipt, but without any recourse, warranty or representation whatsoever, the balances remaining in the Letter of Credit Collateral Account. (f) The Borrower shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Letter of Credit Collateral Account and investments and reinvestments of funds therein. Section 11.7 Rescission of Acceleration by Requisite Lenders. If at any time after acceleration of the maturity of the Loans and the other Obligations, the Borrower shall pay all arrears of interest and all payments on account of principal of the Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by Applicable Law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Obligations

NAI-5000938357v5 US-DOCS\161437759.18 148 due and payable solely by virtue of acceleration) shall become remedied or waived to the satisfaction of the Requisite Lenders, then by written notice to the Borrower, the Requisite Lenders may elect, in the sole discretion of such Requisite Lenders, to rescind and annul the acceleration and its consequences. The provisions of the preceding sentence are intended merely to bind all of the Lenders to a decision which may be made at the election of the Requisite Lenders, and are not intended to benefit the Borrower and do not give the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied. Section 11.8 Performance by Administrative Agent. If the Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, after notice to the Borrower, perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document. Section 11.9 Rights Cumulative. (a) Generally. The rights and remedies of the Administrative Agent, the Issuing Banks, the Lenders and the Specified Derivatives Providers under this Agreement, each of the other Loan Documents, the Fee Letter and Specified Derivatives Contracts shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Issuing Banks, the Lenders and the Specified Derivatives Providers may be selective and no failure or delay by any such Lender Party or any of the Specified Derivatives Providers in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. (b) Enforcement by Administrative Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article XI, for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Banks from exercising the rights and remedies that inure to its respective benefit (solely in their respective capacity as an Issuing Bank) hereunder or under the other Loan Documents, (iii) any Specified Derivatives Provider Bank from exercising the rights and remedies that inure to its benefit under any Specified Derivatives Contract, (iv) any Lender from exercising setoff rights in accordance with Section 13.4, (subject to the terms of Section 3.3), or (v) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Requisite Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article XI and (y) in addition to the matters set forth in clauses (ii), (iv) and (v) of the preceding proviso and subject to Section

NAI-5000938357v5 US-DOCS\161437759.18 149 3.3, any Lender may, with the consent of the Requisite Lenders, enforce any rights and remedies available to it and as authorized by the Requisite Lenders. ARTICLE XII. THE ADMINISTRATIVE AGENT Section 12.1 Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent or the Sustainability Structuring Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent or the Sustainability Structuring Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “Sustainability Structuring Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent or the Sustainability Structuring Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices, pro forma Compliance Certificates, and other documents delivered to the Administrative Agent pursuant to Article IX that the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Borrower, any other Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered or otherwise made available to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders.

NAI-5000938357v5 US-DOCS\161437759.18 150 Section 12.2 Wells Fargo as Lender. Wells Fargo, as a Lender or as a Specified Derivatives Provider, as the case may be, shall have the same rights and powers under this Agreement and any other Loan Document and under any Specified Derivatives Contract, as the case may be, as any other Lender or Specified Derivatives Provider and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Wells Fargo in each case in its individual capacity. Wells Fargo and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Loan Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the Issuing Banks, other Lenders, or any other Specified Derivatives Providers. Further, the Administrative Agent and any Affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement or any Specified Derivatives Contract, or otherwise without having to account for the same to the Issuing Banks, the other Lenders or any other Specified Derivatives Providers. The Issuing Banks and the Lenders acknowledge that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding the Borrower, other Loan Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. This Section shall apply to any Lender acting as Administrative Agent. Section 12.3 Sustainability Structuring Agent. Notwithstanding any other provisions of this Agreement or any other Loan Documents, with respect to the Applicable Sustainability Adjustment and all related provisions and terms included in this Agreement and any other Loan Document, neither the Administrative Agent nor the Sustainability Structuring Agent (a) makes any assurances whether any such agreements, terms or provisions meet any criteria or expectations of the Borrower or any Lender or any Issuing Bank with regard to environmental or social impact and sustainability performance, or whether the characteristics of the relevant sustainability metrics (including any environmental, social and sustainability criteria or any computation methodology) meet any industry standards for sustainability-linked credit facilities, or (b) has any responsibility for or liability in respect of reviewing, auditing or otherwise evaluating any calculation by the Borrower of the sustainability metrics or any margin or fee adjustment (or any of the data or computations that are part of or related to any such calculation) set out in the Sustainability Certificate or other applicable pricing or compliance certificate (and the Administrative Agent and the Sustainability Structuring Agent may rely conclusively on any such certificate, without further inquiry, when implementing any such adjustment). Each Lender hereby acknowledges that neither the Sustainability Structuring Agent nor any of the other Titled Agents (other than the Administrative Agent) has any liability hereunder other than in its capacity as a Lender, if applicable. Section 12.4 Specified Derivatives Contracts. No Specified Derivatives Provider that obtains the benefits of Section 11.5 by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Specified Derivatives Contracts unless the Administrative Agent has received written notice of such Specified Derivatives Contracts, together with such supporting

NAI-5000938357v5 US-DOCS\161437759.18 151 documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider. Section 12.5 Approvals of Lenders. All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, and (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved. If a Lender shall not have given written notice to the Administrative Agent that it specifically objects to the requested determination, consent or approval within ten (10) Business Days of such initial written notice, the Administrative Agent shall provide a second written notice to such Lender. If such Lender shall not have given written notice to the Administrative Agent that it specifically objects to the requested determination, consent or approval within such additional ten (10) Business Days, such Lender shall be deemed to have conclusively approved of, or consented to, such determination or any recommendation provided by Administrative Agent. The provisions of this Section shall not apply to any amendment, waiver or consent regarding any of the matters described in Section 13.7(b) or Section 13.7(c). Section 12.6 Notice of Events of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender which is also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”; provided, a Lender’s failure to provide such a “notice of default” to the Administrative Agent shall not result in any liability of such Lender to any other party to any of the Loan Documents. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders. Section 12.7 Administrative Agent’s Reliance. Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non-appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent may consult with legal counsel (including its own counsel or counsel for the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel: (a) makes any warranty or representation to any Lender, any Issuing Bank or any other Person, or shall be responsible to any Lender, any Issuing Bank or any other Person for any statement, warranty or representation made or deemed made by the Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or

NAI-5000938357v5 US-DOCS\161437759.18 152 conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons, or to inspect the property, books or records of the Borrower or any other Person; (c) shall be responsible to any Lender or any Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lenders, the Issuing Banks and the Specified Derivatives Providers in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; or (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, facsimile or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct in the selection of such agent or attorney in fact, each as determined by a court of competent jurisdiction in a final non-appealable judgment. Section 12.8 Indemnification of Administrative Agent. Each Lender agrees to indemnify the Administrative Agent and the Sustainability Structuring Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share (in each case, as determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable out-of-pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as Administrative Agent but not as a Lender) or the Sustainability Structuring Agent (in its capacity as Sustainability Structuring Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct, each as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent and the Sustainability Structuring Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its ratable share of any expenses (including the fees and expenses of the counsel to the Administrative Agent) incurred by the Administrative Agent or the Sustainability Structuring Agent, as applicable, in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent, the Sustainability Structuring Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent, the Sustainability Structuring Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent or the Sustainability Structuring Agent, as applicable, notwithstanding any claim or

NAI-5000938357v5 US-DOCS\161437759.18 153 assertion that the Administrative Agent or the Sustainability Structuring Agent, as applicable, is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent or the Sustainability Structuring Agent, as applicable, that the Administrative Agent or the Sustainability Structuring Agent, as applicable, will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent or the Sustainability Structuring Agent, as applicable, is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent or the Sustainability Structuring Agent, as applicable, for any Indemnifiable Amount following payment by any Lender to the Administrative Agent or the Sustainability Structuring Agent, as applicable, in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent or the Sustainability Structuring Agent, as applicable, shall share such reimbursement on a ratable basis with each Lender making any such payment. Section 12.9 Lender Credit Decision, Etc. Each of the Lenders and each Issuing Bank expressly acknowledges and agrees that neither the Administrative Agent nor any of its officers, directors, employees, agents, counsel, attorneys in fact or other Affiliates has made any representations or warranties to such Issuing Bank or such Lender and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent to any Issuing Bank or any Lender. Each of the Lenders and each Issuing Bank acknowledges that it has made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent, or any of their respective officers, directors, employees, agents or counsel, and based on the financial statements of the Borrower, the other Loan Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the other Loan Parties, the other Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate. Each of the Lenders and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys in fact or other Affiliates. Each of the Lenders and each Issuing Bank acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender or any Issuing Bank.

NAI-5000938357v5 US-DOCS\161437759.18 154 Section 12.10 Successor Administrative Agent. The Administrative Agent may (i) be removed as administrative agent by all of the Lenders (other than the Lender acting as the Administrative Agent) and the Borrower upon thirty (30) days’ prior written notice if the Administrative Agent is found by a court of competent jurisdiction in a final, non-appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder, or (ii) resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. Upon any such removal or resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender on the Agreement Date and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within thirty (30) days after (i) the Lenders’ giving notice of removal or (ii) the current Administrative Agent’s giving of notice of resignation, then the current Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no Lender has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent instead shall be made to each Lender and each Issuing Bank directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and such Issuing Banks so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Lender or each such Issuing Bank were itself the Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Any resignation by an Administrative Agent shall also constitute the resignation as an Issuing Bank by the Lender then acting as Administrative Agent (the “Resigning Lender”). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder (i) the Resigning Lender shall be discharged from all duties and obligations of an Issuing Bank hereunder and under the other Loan Documents and (ii) the successor Administrative Agent (or such Revolving Lender as specified thereby if the successor Administrative Agent is not a Revolving Lender), in its capacity as an Issuing Bank, shall issue letters of credit in substitution for all Letters of Credit, issued by the Resigning Lender, as an Issuing Bank, outstanding at the time of such succession (which letters of credit issued in substitution shall be deemed to be Letters of Credit issued hereunder) or make other arrangements satisfactory to the Resigning Lender to effectively assume the obligations of the Resigning Lender with respect to such Letters of Credit. After any Administrative Agent’s removal or resignation hereunder as Administrative Agent, the provisions of this Article XII shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice. Any successor Administrative Agent shall be a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

NAI-5000938357v5 US-DOCS\161437759.18 155 Section 12.11 Titled Agents. Each of the Titled Agents in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, any Issuing Bank, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled. Section 12.12 Erroneous Payments. (a) Each Lender and each Issuing Bank hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Bank from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender or Issuing Bank (whether or not known to such Lender or Issuing Bank) or (ii) it receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, (y) that was not preceded or accompanied by a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment or (z) that such Lender or Issuing Bank otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then, in each case an error in payment has been made (any such amounts specified in clauses (i) or (ii) of this Section 12.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and the Lender or Issuing Bank, as the case may be, is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment and to the extent permitted by applicable law, such Lender or Issuing Bank shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Lender and each Issuing Bank agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within two (2) Business Days of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence and, in the case of either clause (a)(i) or (a)(ii) above upon demand from the Administrative Agent, it shall promptly, but in all events no later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent in same day funds at the applicable Overnight Rate from time to time in effect. (c) The Borrower and each other Loan Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender or Issuing Bank that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Bank with respect to such amount, (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party except, in each case, to the extent such Erroneous Payment is, and solely with respect to the

NAI-5000938357v5 US-DOCS\161437759.18 156 amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the applicable Lender, Issuing Bank, or Administrative Agent, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received provided, that this Section 12.12(c) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Loan Parties relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent. (d) Each party’s obligations under this Section 12.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Section 12.13 Collateral Matters; Protective Advances. (a) Each Lender hereby authorizes the Administrative Agent, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or any Loan Document which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to any of the Loan Documents or protect or preserve the value thereof or of any property or other assets owned by any Pledged Subsidiary. (b) The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction in full of all of the Obligations (other than contingent obligations for which no claim has been asserted), (ii) as expressly permitted by, but only in accordance with, the terms of the applicable Loan Document (including, without limitation, pursuant to Section 8.15(c) or (d) hereof or the Pledge Agreement), and (iii) if approved, authorized or ratified in writing by the Requisite Lenders (or such greater number of Lenders as this Agreement or any other Loan Document may expressly provide). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section. (c) Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Agreement, and upon at least five (5) Business Days’ prior written request by the Borrower (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents, in each case in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary to evidence the release of the Liens granted to the Administrative Agent for its benefit and the benefit of the Lender Parties hereunder or under any other Loan Document or pursuant hereto or thereto upon the Collateral that was sold or transferred. (d) The Administrative Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by the Borrower, any other Loan Party or any other Subsidiary or is cared for, protected or insured or that the Liens granted to the Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Administrative Agent in this Section or in any of the Loan Documents, it being

NAI-5000938357v5 US-DOCS\161437759.18 157 understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, and that the Administrative Agent shall have no duty or liability whatsoever to the Lenders, except to the extent determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from its gross negligence or willful misconduct. (e) The Administrative Agent may make, and shall be reimbursed by the Lenders (in accordance with their Pro Rata Shares) to the extent not reimbursed by the Borrower for, Protective Advances during any one (1) calendar year with respect to each Pledged Interest up to the sum of (i) amounts expended to pay taxes, assessments and governmental charges or levies imposed upon such Collateral; (ii) amounts expended to pay insurance premiums for policies of insurance related to such Collateral; and (iii) $10,000,000. Protective Advances in excess of said sum during any calendar year for any Pledged Interest shall require the consent of the Requisite Lenders. The Borrower agrees to pay on demand all Protective Advances. Section 12.14 Post-Foreclosure Plans. If all or any portion of the Collateral is acquired by the Administrative Agent as a result of a foreclosure or the acceptance of an assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of the Obligations, the title to any such Collateral, or any portion thereof, shall be held in the name of the Administrative Agent or a nominee or Subsidiary of the Administrative Agent, as “Administrative Agent”, for the ratable benefit of all Lenders based on Obligations then due and owing. The Administrative Agent shall prepare a recommended course of action for such Collateral (a “Post-Foreclosure Plan”), which shall be subject to the approval of the Requisite Lenders. In accordance with the approved Post-Foreclosure Plan, the Administrative Agent shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired, and shall administer all transactions relating thereto, including agents for the sale of such Collateral, and the collecting of sums from such Collateral and paying the expenses of such Collateral. Actions taken by the Administrative Agent with respect to the Collateral, which are not specifically provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the written consent of the Requisite Lenders by way of supplement to such Post-Foreclosure Plan. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by the Administrative Agent pursuant to the approved Post-Foreclosure Plan in connection with the maintenance and sale of such Collateral. In addition, the Administrative Agent shall render or cause to be rendered to each Lender, on a monthly basis, an income and expense statement for such Collateral, and each Lender shall promptly contribute its Pro Rata Share of any operating loss for such Collateral, and such other expenses and operating reserves as the Administrative Agent shall deem reasonably necessary pursuant to and in accordance with the approved Post-Foreclosure Plan. To the extent there is net operating income from such Collateral, the Administrative Agent shall, in accordance with the approved Post-Foreclosure Plan, determine the amount and timing of distributions to the Lenders. All such distributions shall be made to the Lenders in accordance with their respective Pro Rata Shares. The Lenders acknowledge and agree that if title to any Collateral is obtained by the Administrative Agent or its nominee, such Collateral will not be held as a permanent investment but will, consistent with and subject to the requirements of Section 12.13 and this Section 12.14, be liquidated and the proceeds of such liquidation will be distributed in accordance with Section 11.5 as soon as practicable. The Administrative Agent shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders reasonably shall determine to be most advantageous to the Lenders.

NAI-5000938357v5 US-DOCS\161437759.18 158 ARTICLE XIII. MISCELLANEOUS Section 13.1 Notices. Unless otherwise provided herein (including, without limitation, as provided in Section 9.5), communications provided for hereunder shall be in writing and shall be mailed by a nationally recognized carrier, facsimile, or hand-delivered as follows: If to the Borrower: Hudson Pacific Properties, L.P. 11601 Wilshire Blvd., 9th Floor Los Angeles, California 90025-0317 Attn: Mark T. Lammas E-Mail: mark@hudsonppi.com Facsimile Number: 310-445-5710 Telephone Number: 310-445-5702 With a copy to: Attn: Harout Diramerian E-Mail: hdiramerian@hudsonppi.com Telephone Number: 310-445-5720 If to the Administrative Agent: Wells Fargo Bank, National Association 333 S Grand Ave, 9th Floor Los Angeles, CA 90071 Attn: Nina Johnnie E-Mail: nina.c.johnnie@wellsfargo.com Telephone Number: 980-214-6380 If to the Administrative Agent under Article II: Wells Fargo Bank, National Association Minneapolis Loan Center ATTN: Alyssa Loveland MAC N9303-110N9300-140 600 South 4th Street, 9th14th Floor Minneapolis, MN 55415 Attn: Kirby D. Wilson Facsimile Number: 866-595-7863 Telephone Number: 612-667-6009 Minneapolis, MN 55415 creloanservicingoperations@wellsfargo.com If to Wells Fargo as the Issuing Bank: Wells Fargo Bank, National Association

NAI-5000938357v5 US-DOCS\161437759.18 159 333 S Grand Ave, 9th Floor Los Angeles, CA 90071 Attn: Nina Johnnie E-Mail: nina.c.johnnie@wellsfargo.com Telephone Number: 980-214-6380 If to Bank of America, N.A. as the Issuing Bank: Bank of America, N.A. Global Trade Operations One Fleet Way, 2nd Floor Mail Code PA6-580-02-30 Scranton, PA 18507 Telephone: 1.800.370.7519 E-mail Address: scranton_standby_lc@bofa.com General Fax: 1. 800.755.8743 If to U.S. Bank National Association as the Issuing Bank: U.S. Bank National Association 1 California Street, 20th Floor San Francisco, CA 94111 Attention: Michael Diemer E-mail: michael.diemer@usbank.com with copy to: U.S. Bank National Association 1100 Abernathy Road, Suite 1250 Atlanta, GA 30328 Attention: Charlene Browning E-mail: charlene.browning@usbank.com If to KeyBank National Association as the Issuing Bank: KeyBank National Association

NAI-5000938357v5 US-DOCS\161437759.18 160 c/o KeyBank Institutional Real Estate ATTN: Jason R. Weaver, Sr. Vice President 127 Public Square Cleveland, OH 44114-1306 Tel: 216-689-7984 If to Royal Bank of Canada as the Issuing Bank: Royal Bank of Canada 200 Vesey Street, 12th Floor New York, NY 10281 E-Mail: jake.sigmund@rbccm.com Telephone Number: 212-428-7925 Facsimile Number: N/A If to any other Extended Revolving Lender as the Issuing Bank from time to time: To such Extended Revolving Lender’s address or facsimile number as set forth in the applicable Administrative Questionnaire If to any other Lender: To such Lender’s address or facsimile number as set forth in the applicable Administrative Questionnaire or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, that a Lender or an Issuing Bank shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of three (3) Business Days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent, any Issuing Bank and Lenders at the addresses specified; (ii) if faxed or e-mailed, when transmitted, if during normal business hours, otherwise on the next succeeding Business Day; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 9.5 to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent, any Issuing Bank or any Lender under Article II shall be effective only when actually received. None of the Administrative Agent, any Issuing Bank or any Lender shall incur any liability to any Loan Party (nor shall the Administrative Agent incur any liability to any Issuing Bank or the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, believes in good faith to have been given

NAI-5000938357v5 US-DOCS\161437759.18 161 by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Failure of a Person designated to get a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person. Section 13.2 Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable and documented costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including, reasonable and documented due diligence expense and reasonable travel expenses related to closing), and the consummation of the transactions contemplated hereby and thereby, including the reasonable and documented out-of-pocket fees and disbursements of one counsel to the Administrative Agent (and, if reasonably required by the Administrative Agent, one local counsel in each applicable jurisdiction and/or one specialty counsel in each applicable specialty) and all costs and expenses of the Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents and of the Administrative Agent in connection with the review of Properties for inclusion in the Unencumbered Pool and, the Administrative Agent’s other activities under Article IV, and collateral review and preservation in respect of Pledged Interests (if any) or any property or assets owned by any Pledged Subsidiary, and the reasonable and documented fees and disbursements of counsel to the Administrative Agent relating to all such activities, (b) to pay or reimburse the Administrative Agent, the Issuing Banks and the Lenders for all their reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents and the Fee Letter (including, without limitation, the custody or preservation of, or any sale of, collection from, or other realization upon, any Collateral or any property or assets owned by any Pledged Subsidiary), including the fees and disbursements of one counsel (and, if reasonably required by the Administrative Agent and/or the Lenders, one local counsel in each applicable jurisdiction and/or one specialty counsel in each applicable specialty and, in the case of any actual or perceived conflict of interest, one additional counsel, and if reasonably required, one local counsel in each applicable jurisdiction and/or one specialty counsel in each applicable specialty, to the affected parties similarly situated and taken as a whole) and any payments in indemnification or otherwise payable by the Lenders to the Administrative Agent pursuant to the Loan Documents, (c) without duplication of amounts payable under Section 3.10(c) and Section 3.10(d), to pay and indemnify and hold harmless the Administrative Agent, the Issuing Banks and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the reasonable and documented fees and disbursements of one counsel (and, if reasonably required by the Administrative Agent, the Issuing Banks and/or the Lenders, one local counsel in each applicable jurisdiction and/or one specialty counsel in each applicable specialty and, in the case of any actual or perceived conflict of interest, one additional counsel, and if reasonably required, one local counsel in each applicable jurisdiction and/or one specialty counsel in each applicable specialty, to the affected parties similarly situated and taken as a whole) to the Administrative Agent, the Issuing Banks and the Lenders, taken as a whole, incurred in connection with the representation of the Administrative Agent, such Issuing Bank or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 11.1(e) or 11.1(f), including, without limitation, (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor-in-possession financing or any plan of reorganization of the Borrower or any other Loan Party, whether proposed by the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are

NAI-5000938357v5 US-DOCS\161437759.18 162 incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. To the extent the Administrative Agent provides any of the foregoing described services internally, the Borrower will reimburse Administrative Agent for these costs at market rates. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf of the Borrower and such amounts shall be deemed to be Obligations owing hereunder. Section 13.3 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 13.4 Setoff. Subject to Section 3.3 and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Issuing Bank, each Lender, each Affiliate of the Administrative Agent, any Issuing Bank or any Lender, and each Participant, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of any Issuing Bank, a Lender, an Affiliate of any Issuing Bank or a Lender, or a Participant, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) (other than funds owned by third parties) and any other indebtedness at any time held or owing by the Administrative Agent, such Issuing Bank, such Lender, any Affiliate of the Administrative Agent, such Issuing Bank or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.2, and although such Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such

NAI-5000938357v5 US-DOCS\161437759.18 163 right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.9, and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Section 13.5 Litigation; Jurisdiction; Other Matters; Waivers. (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE FEE LETTER OR IN CONNECTION WITH OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS. (b) THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED

NAI-5000938357v5 US-DOCS\161437759.18 164 TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. (c) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR HEREIN. (d) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT. Section 13.6 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations, as applicable, hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (f) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of an assigning Revolving Lender’s Revolving Commitment and the Revolving Loans at the time owing to it, or in the case of an assignment of the entire remaining amount of an assigning Term Loan Lender’s Term Loan Commitment and Term Loans, in each such case, of a given Class, at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

NAI-5000938357v5 US-DOCS\161437759.18 165 (B) in any case not described in the immediately preceding subsection (A), the aggregate amount of a specific Class of Commitments (which for this purpose includes Loans of such Class outstanding thereunder) or, if the applicable Class of Commitments is not then in effect, the principal outstanding balance of the applicable Class of Loans of the assigning Lender subject to each such assignment (in each such case, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a “Trade Date” is specified in the Assignment and Assumption, as of thesuch Trade Date) shall not be less than $5,000,000 in the case of any assignment of a Revolving Commitment of a given Class or Revolving Loan of such Class, and $2,500,000 in the case of any assignment in respect of a Term Loan Commitment of a given Class or Term Loans of such Class, unless each of the Administrative Agent and, so long as no Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment held by such assigning Lender and/or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000 in the case of a Revolving Commitment of a given Class and/or Revolving Loans of such Class, or $2,500,000 in the case of a Term Loan Commitment of a given Class and/or Term Loans of such Class, then such assigning Lender shall assign the entire amount of its Commitment of such Class and the Loans of such Class at the time owing to it. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan(s) or the Commitment(s) assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Classes of Loans and Commitments on a non-pro-rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Revolving Commitment or any unfunded Term Loan Commitments if such assignment is to a Person that is not already a Lender with a Commitment, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender; and (C) the consent of Wells Fargo (if Wells Fargo is an Issuing Bank) and each other Issuing Bank with any outstanding Letter of Credit at such time, if any, (in each case, such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of a Revolving Commitment. (iv) Assignment and Assumption; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $4,500 ($7,500 if such Lender is a Defaulting Lender as such

NAI-5000938357v5 US-DOCS\161437759.18 166 time) for each assignment (which fee the Administrative Agent may, in its sole discretion, elect to waive), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the Assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate. (v) No Assignment to Borrower Parties. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates, any other Loan Party or any of their respective Subsidiaries. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Assignments by Specified Derivatives Provider. If the assigning Lender (or its Affiliate) is a Specified Derivatives Provider and if after giving effect to such assignment such Lender will hold no further Loans or Commitments under this Agreement, such Lender shall undertake such assignment only contemporaneously with an assignment by such Lender (or its Affiliate, as the case may be) of all of its Specified Derivatives Contracts to the Eligible Assignee or another Lender (or Affiliate thereof). (viii) Amendments to Schedule 1.1(a). The Administrative Agent may unilaterally amend Schedule 1.1(a) attached hereto to reflect any assignment effected hereunder. (ix) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payments liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) (A) its full pro rata share of all Term Loans in accordance with its Term Loan Commitment Percentage, as applicable, and (B) its full pro rata share of all Revolving Loans and participations in Letters of Credit in accordance with its Revolving Commitment Percentage, in each such case, as applicable. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and

NAI-5000938357v5 US-DOCS\161437759.18 167 Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.4, 13.2 and 13.10 and the other provisions of this Agreement and the other Loan Documents as provided in Section 13.11 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.6(d) below. (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent or any Issuing Bank, sell participations to any Person (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon or (z) release any Guarantor from its Obligations under the Guaranty (if applicable) other than in accordance with Section 8.14 or any other release in accordance with the terms hereof, in each case, as applicable to that portion of such Lender’s rights and/or obligations that are subject to the participation. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10, 5.1 and 5.4 (subject to the requirements and limitations therein, including the requirements under Section 3.10(g) (it being understood that the documentation required under Section 3.10(g) shall be delivered to the participating Lender )) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 5.6 and 5.7 as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 5.1 or 3.10, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent either such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation or the sale of the participation to such Participant is made with the Borrower’s prior written consent. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use

NAI-5000938357v5 US-DOCS\161437759.18 168 reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.6 with respect to any Participant. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 13.4 as though it were a Lender, provided that such Participant agrees to be subject to Section 3.3 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments, Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitment, Loan or other obligation under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) or proposed Section 1.163-5(b) of the Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such interest in the Loans or other obligations under the Loan Documents as the owner thereof for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as administrative agent) shall have no responsibility for maintaining a Participant Register. (e) [Intentionally Omitted]. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction. (h) USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law. Section 13.7 Amendments and Waivers. (a) Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document (other than the Fee Letter) may be amended, (iii) the performance or observance by the Borrower, any other Loan Party or any other Subsidiary of any terms of this Agreement or such other Loan Document (other than the Fee Letter) may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the

NAI-5000938357v5 US-DOCS\161437759.18 169 Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately following subsection (c), any term of this Agreement or of any other Loan Document relating solely to the rights or obligations of the Lenders of a particular Class, and not Lenders of any other Class, may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Class Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto) for such Class of Lenders. For the avoidance of doubt, the Requisite Class Lenders of a given Class may amend, modify or waive Section 6.2 or any other provision of this Agreement pursuant to the previous sentence if the sole effect of such amendment, modification or waiver is to require such Class of Lenders to make Loans of such Class when such Class of Lenders would not otherwise be required to do so (other than the waiver of any Event of Default). Notwithstanding anything to the contrary contained in this Section, the Fee Letter may only be amended, and the performance or observance by any Loan Party thereunder may only be waived, in a writing executed by the parties thereto. (b) Consent of Certain Lenders. No amendment, waiver or consent shall: (i) modify the definition of “Revolving Maturity Date” (except in accordance with Section 2.14(a)), or “Revolving Commitment Percentage”, otherwise postpone any date fixed for or forgive, any payment of principal of, or interest on, any Revolving Loans or for the payment of Fees or any other Obligations relating to the Revolving Commitments or the Revolving Loans, or extend the expiration date of any Letter of Credit (other than an Extended Revolving Letter of Credit) beyond the Revolving Maturity Date, in each case, without written consent of each Revolving Lender (provided that the waiver of a Default or Event of Default shall not be deemed to be a postponement); (ii) modify the definition of “Extended Revolving Maturity Date” (except in accordance with Section 2.14(b)), or “Extended Revolving Commitment Percentage”, otherwise postpone any date fixed for or forgive, any payment of principal of, or interest on, any Extended Revolving Loans or for the payment of Fees or any other Obligations relating to the Extended Revolving Commitments or the Extended Revolving Loans, or extend the expiration date of any Extended Letter of Credit beyond the Extended Revolving Maturity Date, in each case, without written consent of each Extended Revolving Lender (provided that the waiver of a Default or Event of Default shall not be deemed to be a postponement); (iiiii) modify the definitions of “Requisite Revolving Multicurrency Tranche Lenders”, “Revolving Multicurrency Tranche Pro Rata Share”, or “Revolving Multicurrency Tranche Commitment Percentage”, in each case, without written consent of each Revolving Multicurrency Tranche Lender; (iiiiv) modify the definitions of “Requisite Revolving USD Tranche Lenders”, or “Revolving USD Tranche Pro Rata Share”, or “Revolving USD Tranche Commitment Percentage”, in each case, without written consent of each Revolving USD Tranche Lender; (ivv) modify the definition of “Term Loan Maturity Date” or “Term Loan Commitment Percentage”, in each ease as it relates to a particular Class, without the written consent of each Term Loan Lender of such Class; (vvi) modify the definition of the term “Requisite Class Lenders”, “Requisite Revolving Lenders” or modify in any other manner the Class or number or percentage of the

NAI-5000938357v5 US-DOCS\161437759.18 170 Lenders of any Class required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Lender of such Class; (vivii) modify the definition of the term “Requisite Lenders” or, except as permitted under clause (iii), (iv), (v) or (vi) of this Section above, modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Lender; (viiviii) if and while any Term Loans remain outstanding, amend, modify or waive (A) Section 6.2 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to (1) require the Revolving Lenders to make Revolving Loans or (2) require an Issuing Bank to issue Letters of Credit, in each case, when such Lenders or such Issuing Bank would not otherwise be required to do so or (B) eitherany L/C Commitment Amount, in each case, without the prior written consent of the applicable Requisite Revolving Lenders; or (viiiix) amend the definition of “Alternative Currency” or Section 1.8 without the written consent of each Revolving Multicurrency Tranche Lender. (c) Consent of Lenders Directly Affected. In addition to the foregoing requirements, no amendment, waiver or consent shall, unless in writing, and signed by each of the Lenders directly and adversely affected thereby (or the Administrative Agent at the written direction of such Lenders), do any of the following: (i) increase the Commitments of the Lenders (excluding any increase as a result of an assignment of Commitments permitted under Section 13.6 and any increases contemplated under Section 2.17) or subject the Lenders to any additional obligations except for increases contemplated under Section 2.17 (provided that the waiver of a Default or Event of Default or of any mandatory prepayment or mandatory reduction in Commitments shall not be deemed to be an increase in the Commitments of any Lender); (ii) reduce the principal of, or interest that has accrued or the rates of interest that will be charged on the outstanding principal amount of, any Loans or other Obligations (provided that (x) no amendment of any component definition (other than the defined terms “Applicable Margin – Rating”, “Applicable Margin – Ratio”, “Level” and the corresponding rate tables contained therein) used in the calculation of such rates of interest shall constitute a reduction in such rate of interest and (y) the Requisite Lenders may waive any requirement to pay interest at the Post-Default Rate); (iii) reduce the amount of any Fees payable to the Lenders hereunder (provided that no amendment of any rate or component definition used in the calculation of such fees (including as a result of any amendments or other modifications implemented pursuant to Section 5.2(b)) shall constitute a reduction in such Fees), other than Fees payable under any Fee Letter; (iv) modify the definition of “Pro Rata Share” or “Commitment Percentage”, or amend or otherwise modify the provisions of Section 3.2 or Section 11.5; (v) amend this Section or, other than as set forth in the parentheticals in clauses (ii) and (iii) above, amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section;

NAI-5000938357v5 US-DOCS\161437759.18 171 (vi) release any Guarantor from its obligations under the Guaranty except as contemplated by Section 8.14; (vii) waive a Default or Event of Default under Section 11.1(a), except as provided in Section 11.7; or (viii) amend, or waive the Borrower’s compliance with, Section 2.16. (d) Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights, obligations, liabilities or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section 2.4 or the obligations of the Issuing Banks under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Issuing Banks. Any amendment, waiver or consent with respect to any Loan Document that (i) diminishes the rights of a Specified Derivatives Provider in a manner or to an extent dissimilar to that affecting the Lenders or (ii) increases the liabilities or obligations of a Specified Derivatives Provider shall, in addition to the Lenders required hereinabove to take such action, require the consent of the Lender that is (or having an Affiliate that is) such Specified Derivatives Provider. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitments of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section, notwithstanding any attempted cure or other action by the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. (e) Technical Amendments; Benchmark Replacement. (i) Notwithstanding anything to the contrary in this Section 13.7, if the Administrative Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of any of the Loan Documents, the Administrative Agent and the Borrower (or such other Loan Party a party to such Loan Document) shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not materially adversely affect the interests of the Lenders and the Issuing Banks. Administrative Agent shall promptly deliver to Lenders any amendment executed pursuant to this Section 13.7(e). Any such amendment shall become effective without any further action or consent of any of other party to this Agreement.

NAI-5000938357v5 US-DOCS\161437759.18 172 (ii) Notwithstanding anything to the contrary herein or in any other Loan Document, Administrative Agent and the Borrower may, without the consent of any Lender or other person, enter into any amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement and give effect to any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 5.2 in accordance with the terms of Section 5.2. (f) Consent of Extending Lenders. Notwithstanding anything to the contrary herein, with the consent of each Lender so electing, the Loans, this Agreement and the Loan Documents may be amended to permit the Borrower to extend the Revolving Maturity Date, the Extended Revolving Maturity Date or any Term Loan Maturity Date, as applicable, of each such electing Lender’s Loans and Commitments, in each case, as applicable, and to provide for different interest rates and fees for such extending Lender for such extended period. Any extension under this Section shall be in each such Lender’s sole discretion and shall be subject to the terms and conditions established by each such electing Lenders at such time. (g) Sustainability Structuring Agent. Notwithstanding anything to the contrary herein, no amendment, waiver or consent unless in writing and signed by the Sustainability Structuring Agent, in addition to the Lenders required hereinabove (subject to Section 12.20) to take such action, shall affect the rights, obligations, liabilities or duties of the Sustainability Structuring Agent under this Agreement or any of the other Loan Documents. Section 13.8 Non-Liability of Administrative Agent and Lenders. The relationship between the Borrower, on the one hand, and the Lenders, the Issuing Banks and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. None of the Administrative Agent, the Sustainability Structuring Agent, any Issuing Bank or any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent, the Sustainability Structuring Agent, any Issuing Bank or any Lender to any Lender, the Borrower, any Subsidiary or any other Loan Party. None of the Administrative Agent, the Sustainability Structuring Agent, any Issuing Bank or any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Section 13.9 Confidentiality. Except as otherwise provided by Applicable Law, the Administrative Agent, each Issuing Bank and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, consultants, auditors, service providers, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential in accordance with this Section 13.9) (and each disclosing party, solely as to itself, shall be responsible for its respective Affiliates’ and its and their directors’, officers’, employees’, professional advisors’, legal consultants’, and agents’ compliance with this paragraph); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed Assignee, Participant or other transferee in connection with a potential transfer of any Commitment or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as

NAI-5000938357v5 US-DOCS\161437759.18 173 required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law (in which case the disclosing party shall use commercially reasonable efforts to promptly notify the Borrower, in advance, to the extent practicable and permitted by Applicable Law); (d) to the Administrative Agent’s, such Issuing Bank’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document (or any Specified Derivatives Contract) or any action or proceeding relating to any Loan Document (or any such Specified Derivatives Contract) or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent, such Issuing Bank or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications and market data collectors and similar service providers to the lending industry, such information to consist of deal terms and other information customarily found in such publications and/or provided to similar service providers; (i) to any other party hereto; and (j) with the prior written consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent, each Issuing Bank and each Lender may disclose any such confidential information, without notice to the Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent, such Issuing Bank or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent, such Issuing Bank or such Lender. As used in this Section, the term “Information” means all information received from the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a non-confidential basis prior to disclosure by the Borrower, any other Loan Party, any other Subsidiary or any Affiliate, provided that, in the case of any such information received from the Borrower, any other Loan Party, any other Subsidiary or any Affiliate after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority. Section 13.10 Indemnification. (a) The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Administrative Agent, the Sustainability Structuring Agent, the Issuing Banks, the Lenders, all of their respective Related Parties and counsel (each referred to herein as an “Indemnified Party”) from and against any and all of the following (collectively, the “Indemnified Costs”): losses, costs, claims, penalties, damages, liabilities, deficiencies, judgments or expenses of every kind and nature and in any currency (including, without limitation, amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel (but limited, in the case of legal fees and expenses, to one counsel to such Indemnified Parties taken as a whole and, solely in the case of a conflict of interest, one additional counsel to all similarly affected Indemnified Parties taken as a whole (and, if reasonably necessary, of one local counsel, one special counsel and one regulatory counsel, as applicable, in each relevant jurisdiction and for each relevant subject matter, to all such persons, taken as a whole, and, solely in the case of a

NAI-5000938357v5 US-DOCS\161437759.18 174 conflict of interest, one additional local counsel to all similarly affected Indemnified Parties, taken as a whole)) incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith, but excluding Indemnified Costs indemnification in respect of which is specifically covered by Section 3.10 or 5.1 or expressly excluded from the coverage of such Sections) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an “Indemnity Proceeding”) which is in any way related directly or indirectly to: (i) this Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans or issuance of Letters of Credit hereunder; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans or Letters of Credit; (iv) the Administrative Agent’s, the Sustainability Structuring Agent, any Issuing Bank’s or any Lender’s entering into this Agreement; (v) the fact that the Administrative Agent, the Issuing Banks and the Lenders have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Administrative Agent, the Sustainability Structuring Agent, the Issuing Banks and the Lenders are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and the Subsidiaries, other than to the extent in violation of law; (vii) the fact that the Administrative Agent, the Sustainability Structuring Agent, the Issuing Banks and the Lenders are material creditors of the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of the Borrower and the Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Administrative Agent, the Sustainability Structuring Agent, the Issuing Banks or the Lenders may have under this Agreement or the other Loan Documents; (ix) any civil penalty or fine assessed by the OFAC against, and all costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof by, the Administrative Agent, the Sustainability Structuring Agent, any Issuing Bank or any Lender as a result of conduct of the Borrower, any other Loan Party or any other Subsidiary that violates a sanction administered or enforced by the OFAC; or (x) the custody or preservation of, or any sale of, collection from, or other realization upon, any Collateral or any property or assets owned by any Pledged Subsidiary by the Administrative Agent or any Lender Party, or (xi) any violation or non-compliance by the Borrower or any Subsidiary of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Environmental Law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower or its Subsidiaries (or its respective properties) (or the Administrative Agent and/or the Lenders and/or the Issuing Banks as successors to the Borrower) to be in compliance with such Environmental Laws; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any acts or omissions of such Indemnified Party in connection with matters described in this subsection (a) to the extent arising from the gross negligence or willful misconduct of such Indemnified Party, each as determined by a court of competent jurisdiction in a final, non-appealable judgment, or disputes among Indemnified Parties that do not relate to any actions or omissions of any Loan Party. To the extent the Administrative Agent provides any of the foregoing described services internally, the Borrower will reimburse Administrative Agent for these costs at market rates. This Section 13.10(a) shall not apply with respect to taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim. (b) The Borrower’s indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all Indemnified Costs of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower or any Subsidiary, any shareholder of the Borrower or any Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively

NAI-5000938357v5 US-DOCS\161437759.18 175 on behalf of the Borrower), any account debtor of the Borrower or any Subsidiary or by any Governmental Authority. (c) This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any Subsidiary. (d) All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, or on behalf of, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder. (e) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section and, as provided above, all Indemnified Costs incurred by such Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnity Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that if (i) the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, an Indemnified Party may settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower where (x) no monetary relief is sought against such Indemnified Party in such Indemnity Proceeding or (y) there is an allegation of a violation of law by such Indemnified Party. (f) If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. (g) The Borrower’s obligations under this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party. References in this Section 13.10 to “Lender” or “Lenders” shall be deemed to include such Persons (and their Affiliates) in their capacity as Specified Derivatives Providers. Section 13.11 Termination; Survival. This Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been canceled, (c) none of the Lenders is obligated any longer under this Agreement to make any Loans and no Issuing Bank is obligated under this Agreement to issue Letters of Credit and (d) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full. The indemnities to which the Administrative Agent, the Issuing Banks and the Lenders are entitled under the provisions of Sections 3.10, 5.1, 5.4, 12.8, 13.2 and 13.10 and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.5, shall continue in full force and effect and shall

NAI-5000938357v5 US-DOCS\161437759.18 176 protect the Administrative Agent, the Issuing Banks and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement. Section 13.12 Severability of Provisions. If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents. Section 13.13 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 13.14 Counterparts. (a) To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. (b) The words “execution,” “signed,” “signature,” and words of like import in or related to this Agreement, any other Loan Document or any other document to be signed in connection herewith or the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Person in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties hereto hereby (i) agrees that, for all purposes, electronic images of this Agreement and each other Loan Document (including, in each case, signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies hereof, including with respect to any of the signatures thereto.

NAI-5000938357v5 US-DOCS\161437759.18 177 Section 13.15 Obligations with Respect to Loan Parties. The obligations of the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control such Loan Parties. Section 13.16 Independence of Covenants. All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Section 13.17 Limitation of Liability. None of the Loan Parties, their respective Subsidiaries, the Administrative Agent, any Issuing Bank or any Lender, or any Affiliate, officer, director, employee, attorney, or agent of the foregoing shall have any liability with respect to, and each party hereto hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential or punitive damages suffered or incurred by any such Person in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or the Fee Letter, or any of the transactions contemplated by this Agreement or any of the other Loan Documents; provided that this Section 13.17 shall not limit the obligations of the Loan Parties to indemnify the Indemnified Parties with respect to third party claims to the extent provided by Section 13.10. Each party hereto hereby waives, releases, and agrees not to sue any other party hereto or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, the Fee Letter, or any of the transactions contemplated by this Agreement or financed hereby; provided that this Section 13.17 shall not limit the obligations of the Loan Parties to indemnify the Indemnified Parties with respect to third party claims to the extent provided by Section 13.10. None of the Administrative Agent, any Issuing Bank or any Lender, or any Affiliate, officer, director, employee, attorney, or agent of the Administrative Agent, any Issuing Bank or any Lender shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. Section 13.18 Entire Agreement. This Agreement, the Notes, the other Loan Documents and the Fee Letter embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no verbal agreements among the parties hereto. To the extent any term of this Agreement is inconsistent with a term of any other Loan Document to which the parties of this Agreement are party, the term of this Agreement shall control to the extent of such inconsistency. Section 13.19 Construction. The Administrative Agent, each Issuing Bank, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity

NAI-5000938357v5 US-DOCS\161437759.18 178 to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, each Issuing Bank, the Borrower and each Lender. Section 13.20 Headings. The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation. Section 13.21 Time. Time is of the essence with respect to each provision of this Agreement. Section 13.22 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lead Arrangers, and the Lenders are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Lead Arrangers and the Lenders, on the other hand, (B) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Lead Arrangers, the Sustainability Structuring Agent and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lead Arrangers, the Sustainability Structuring Agent and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, the Lead Arrangers, the Sustainability Structuring Agent, nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each other Loan Party waives and releases any claims that it may have against the Administrative Agent, the Lead Arrangers, the Sustainability Structuring Agent or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 13.23 Lender’s Agents. Administrative Agent and/or any Lender may designate an agent or independent contractor to exercise any of such Person’s rights under this Agreement or any of the other Loan Documents. Any reference to Administrative Agent or any Lender in any of the Loan Documents shall include Administrative Agent’s and such Lender’s agents, employees or independent contractors.

NAI-5000938357v5 US-DOCS\161437759.18 179 Section 13.24 Special Representations, Warranties and Covenants Regarding Sanctions, Anti-Corruption, Anti-Money Laundering. (a) The Borrower represents that neither Hudson REIT nor any of its Subsidiaries (collectively, the “Company”) nor, to the Company’s knowledge, any director, officer, or employee thereof or any agent, affiliate or representative of the Company: (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (iv) directly or knowingly indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (a) The operations of the Company and its affiliates are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements of all applicable Anti-Money Laundering Laws and all applicable Anti-Corruption Laws and no material action, suit or proceeding by or before any court or governmental or regulatory authorities or any arbitrator involving Hudson REIT or any of its Subsidiaries with respect to any applicable Anti-Money Laundering Laws or any applicable Anti-Corruption Laws is pending or, to the knowledge of the Borrower, threatened. (b) The Company has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by each such party and their respective directors, officers, employees, agents and Affiliates with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. The Company and their respective directors, officers, employees, agents and Affiliates are and shall remain in compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (c) The Company shall not, directly or knowingly indirectly, use the proceeds of any borrowing or proceeds of any other extension of credit hereunder or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity directly or knowingly indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in material violation of any applicable Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the material violation of any Sanctions applicable to any party hereto. Section 13.25 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreements effective from and after the Effective Date. Upon satisfaction of the conditions precedent set forth in Section 6.1, this Agreement shall exclusively control and govern the mutual rights and obligations of the parties hereto with respect to the Existing Credit Facilities, and the Existing Credit Facilities shall be superseded by this Agreement in all respects, in each case, on a prospective basis only. The execution and delivery of this Agreement shall not constitute a novation of any Loans, Letter of Credit Liabilities or other obligations owing to the Lenders or the Administrative Agent, as applicable, under the Existing Credit Agreements based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Effective Date, the credit facilities described in the Existing Credit Agreements shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans, letters of credit and other obligations of the Borrower outstanding as of such date under the

NAI-5000938357v5 US-DOCS\161437759.18 180 Existing Credit Agreements, as amended, shall be deemed to be Loans, Letters of Credit and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Effective Date, reflect the respective Commitments and Loans of the Lenders hereunder. Section 13.26 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in,

NAI-5000938357v5 US-DOCS\161437759.18 181 administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 13.27 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for swap agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. As used in this Section 13.27, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

NAI-5000938357v5 US-DOCS\161437759.18 182 “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 13.28 Judgment Currency. (a) Conversion Rate. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in any currency (the “Original Currency”) into another currency (the “Other Currency”), the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency on the day on which final judgment is given (or if such day is not a Business Day, the next succeeding Business Day). (b) Discharge of Judgment. The obligations of Borrower in respect of any sum due from it to the Administrative Agent and/or any Lender hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that, on the Business Day following receipt by the Administrative Agent and/or such Lender of any sum adjudged to be so due in the Other Currency, the Administrative Agent and/or such Lender may in accordance with normal banking procedures purchase the Original Currency with the Other Currency. If the Original Currency so purchased is less than the sum originally due to the Administrative Agent and/or such Lender in the Original Currency, Borrower hereby agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent and/or such Lender, as applicable, against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender in the Original Currency, the Administrative Agent and/or such Lender, as applicable, shall remit such excess to the Borrower. [SIGNATURES PAGES INTENTIONALLY OMITTED] [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

US-DOCS\161565394.6 Exhibit B [See attached]

SCHEDULE 1.1(a)

Schedule 1.1(a)(i)

Revolving USD Tranche Commitments and Revolving USD Tranche Commitment Percentages as of the Fifth Amendment Effective Date

Revolving USD Tranche Lender	**Revolving USD Tranche Commitment Percentage**	**Revolving USD Tranche Commitment Amount**
U.S. Bank National Association	23.963133641%	$60,450,000
Barclays Bank PLC	16.129032258%	$40,687,500
Fifth Third Bank, National Association	16.129032258%	$40,687,500
BMO Bank, N.A.	12.672811060%	$31,968,750
Regions Bank	12.672811060%	$31,968,750
Associated Bank, National Association	6.912442396%	$17,437,500
City National Bank	6.912442396%	$17,437,500
First Hawaiian Bank	4.608294931%	$11,625,000
TOTAL COMMITMENT AMOUNT	**100.000000000%**	**$252,262,500**

US-DOCS\161565394.6

Schedule 1.1(a)(ii)

Revolving Multicurrency Tranche Commitment Amounts and Revolving Multicurrency Tranche Commitment Percentages as of the Fifth Amendment Effective Date

Revolving Multicurrency Tranche Lender	Revolving Multicurrency Tranche Commitment Percentage	Revolving Multicurrency Tranche Commitment Amount
U.S. Bank National Association	25.837320574%	$20,925,000
Barclays Bank PLC	16.746411483%	$13,562,500
Fifth Third Bank, National Association	16.746411483%	$13,562,500
BMO Bank, N.A.	13.157894737%	$10,656,250
Regions Bank	13.157894737%	$10,656,250
Associated Bank, National Association	7.177033493%	$5,812,500
City National Bank	7.177033493%	$5,812,500
TOTAL COMMITMENT AMOUNT	**100.000000000%**	**$80,987,500**

US-DOCS\161565394.6

US-DOCS\161565394.6 Schedule 1.1(a)(iii) Extended Revolving Commitments and Extended Revolving Commitment Percentages as of the Fifth Amendment Effective Date Extended Revolving Lender Extended Revolving Commitment Percentage Extended Revolving Commitment Amount Wells Fargo Bank, National Association 21.645021645% $100,000,000 Bank of America, N.A. 21.645021645% $100,000,000 KeyBank National Association 17.613636364% $81,375,000 Royal Bank of Canada 17.613636364% $81,375,000 Morgan Stanley Senior Funding, Inc. 11.742424242% $54,250,000 Goldman Sachs Bank USA 9.740259740% $45,000,000 TOTAL COMMITMENT AMOUNT 100.000000000% $462,000,000

Schedule 1.1(b)(i) Loan Parties (As of the Fifth Amendment Effective Date) Borrower Hudson Pacific Properties, L.P. Guarantor Hudson Pacific Properties, Inc. OTHER LOAN PARTIES Hudson 1455 Market Street, LLC Hudson Techmart Commerce Center, LLC Hudson Palo Alto Square, LLC Hudson 1000 Olive Way, LLC Hudson 10900 Washington, LLC Hudson 333 Twin Dolphin Plaza, LLC Hudson 555 Twin Dolphin Plaza, LLC Hudson 3400 Hillview Avenue, LLC Hudson First & King, LLC Howard Street Associates, LLC Hudson 901 Market, LLC Hudson Clocktower Square, LLC Hudson Concourse, LLC Hudson 4th & Traction, LLC Hudson Gateway Place, LLC Hudson Metro Center, LLC Hudson Metro Plaza, LLC Hudson Page Mill Center, LLC

Hudson Shorebreeze, LLC Hudson Skyport Plaza, LLC Hudson Towers at Shore Center, LLC Hudson Page Mill Hill, LLC Hudson Rincon Center, LLC Hudson Met Park North, LLC Hudson 10950 Washington, LLC Hudson Merrill Place, LLC Q LeaseCo, LLC Sunset Q Holdings, LLC Sunset Quixote Holdings, LLC Quixote Studios LLC SSPS 5801 Bobby Foster, LLC New RSD Studio Rentals, LLC New L.E.D. Productions, LLC Studio Services, LLC Transpoman LLC Sunset Studios Production Services, LLC ZEN OPS ATL, LLC NEW LED ASSETS ATL, LLC Star Waggons, LLC Star Waggons North, Inc. Sunset Studios Production Services Holdings, LLC

Schedule 1.1(b)(ii) Excluded Subsidiaries (As of the Fifth Amendment Effective Date) Excluded Subsidiaries Hudson 11601 Wilshire, LLC Hudson 1740 Technology, LLC Hudson 275 Brannan, LLC Hudson 450 Alaskan Way S, LLC Hudson 5th and Bell, LLC Hudson Element LA, LLC Hudson 1918 Eighth, L.P. Hudson 1918 Eighth REIT, LLC Hudson 1918 Eighth Avenue, LLC Hudson 1099 Stewart, L.P. Hudson 1099 Stewart REIT, LLC Hudson 1099 Stewart Street, LLC Hudson One Ferry JV, L.P. Hudson One Ferry REIT GP, LLC Hudson One Ferry REIT, L.P. Hudson One Ferry Operating GP, LLC Hudson One Ferry Operating, L.P. Hudson Bentall Holdings, LLC Hudson Bentall Tenant, LLC Hudson Bentall GP, LLC Hudson Bentall LP BH Centre Agent Corp.

BH Centre Head Corp. BTC Properties I Co. Ltd. Hudson Canada Management ULC HPP-MAC WSP, LLC One Westside, LLC Hudson Media and Entertainment Management, LLC Hudson 6040 Sunset, LLC Sunset 1440 North Gower Street, LLC Sunset Bronson Entertainment Properties, LLC Sunset Gower Entertainment Properties, LLC Sunset Las Palmas Entertainment Properties, LLC Sunset Studios Holdings, LLC Sun Valley Services, LLC Sun Valley Peoria, LLC Hudson Pier 94 Member, LLC Pier 94 JVCo, LLC Pier 94 MezzCo, LLC Pier 94 LeaseCo, LLC Sunset Services Holdings, LLC Services Holdings, LLC Sunset Bronson Services, LLC Sunset Gower Services, LLC Sunset Las Palmas Services, LLC Hudson UK Holdings Limited Hudson UK Management Company Limited Sunset Studios UK Management Limited Kane GP Limited

Kane Jersey JV LP Kane Jersey Finco Sunset London Studios Propco Limited Sunset London Studios Propco 2 Limited Sunset London Studios Opco Limited

Schedule 1.1(c) Permitted Liens None.

Schedule 1.1(d) Existing Letters of Credit (As of the Fifth Amendment Effective Date) Applicant Instrument Ref. # Issue Date Expiry Date Liability Amount Product Type Beneficiary Hudson Pacific Properties, L.P. IS000482231U 10/16/2024 3/31/2026 $7,543,788.00 Standby Letter of Credit RBC Real Estate Capital Partners Hudson Pacific Properties, L.P. IS0313151U 6/25/2015 6/25/2026 $2,049,105.00 Standby Letter of Credit Pacific Gas and Electric Company Hudson 11601 Wilshire, LLC 68204255 5/15/2025 4/9/2026 $8,797,487.00 Standby Letter of Credit Keybank National Association Hudson 11601 Wilshire, LLC 68204256 5/15/2025 4/9/2026 $2,777,519.00 Standby Letter of Credit Keybank National Association

Schedule 1.1(e) Ground Leases With Remaining Terms of Less Than 30 Years 1. 3400 Hillview (3400 Hillview Avenue, Palo Alto, CA 94304) with a remaining term as of the Agreement Date of approximately fifteen (15) years 2. Ferry Building (1 Ferry Building, San Francisco, CA 94111) with a remaining term as of the Agreement Date of approximately forty-two (42) years 3. Page Mill Center (1500, 1510, 1520 & 1530 Page Mill Road, Palo Alto, CA 94304) with a remaining term as of the Agreement Date of approximately (16) years 4. Page Mill Hill (1801, 1841, 1881, 1891 & 1899 Page Mill Road, Palo Alto, CA 94304) with a remaining term as of the Agreement Date of approximately twenty-four (24) years 5. Palo Alto Square (3000 El Camino Real, Palo Alto, CA 94306) with a remaining term as of the Agreement Date of approximately twenty (20) years 6. 5th & Bell (2301 5th Ave., Seattle, WA 98121) with a remaining term as of the Agreement Date of approximately seven (7) years (with two, 20-year renewal options to extend term to 2072) 7. Metro Center -- Metro Tower (950 Tower Lane, Foster City, CA 94404) with a remaining term as of the Agreement Date of approximately twenty-nine (29) years (with four, 11- year renewal options to extend to 2098) 8. Metro Center -- 989 E. Hillsdale (989 East Hillsdale Blvd., Foster City, CA 94404) with a remaining term as of the Agreement Date of approximately twenty-nine (29) years (with four, 11-year renewal options to extend to 2098) 9. Metro Center -- Metro Retail (923-985 East Hillsdale Blvd., Foster City, CA 94404) with a remaining term as of the Agreement Date of approximately twenty-nine (29) years (with four, 11-year renewal options to extend to 2098) 10. Techmart Commerce Center (5201 Great America Parkway, Santa Clara, CA 95054) with a remaining term as of the Agreement Date of approximately twenty-eight (28) years (with two, 10-year renewal options to extend term to 2073)

Schedule 1.1(f) Ground Leases Subject to Consent 1. Clocktower Square (600, 620, 630 & 660 Hansen Way, Palo Alto, CA 94304) 2. Bentall Centre (505 Burrard Street Vancouver, BC V7X 1M3) 3. 3400 Hillview (3400 Hillview Avenue, Palo Alto, CA 94304) 4. Ferry Building (1 Ferry Building, San Francisco, CA 94111) 5. Page Mill Center (1500, 1510, 1520 & 1530 Page Mill Road, Palo Alto, CA 94304) 6. Page Mill Hill (1801, 1841, 1881, 1891 & 1899 Page Mill Road, Palo Alto, CA 94304) 7. Palo Alto Square (3000 El Camino Real, Palo Alto, CA 94306) 8. 5th & Bell (2301 5th Ave., Seattle, WA 98121) 9. Metro Center -- Metro Tower (950 Tower Lane, Foster City, CA 94404) 10. Metro Center -- 989 E. Hillsdale (989 East Hillsdale Blvd., Foster City, CA 94404) 11. Metro Center -- Metro Retail (923-985 East Hillsdale Blvd., Foster City, CA 94404) 12. Techmart Commerce Center (5201 Great America Parkway, Santa Clara, CA 95054)

Schedule 1.1(g) Private Placement Notes None.

Schedule 4.2

Unencumbered Pool Properties
(As of the Fifth Amendment Effective Date)

PROPERTY NAME	ADDRESS	FEE AND/OR LEASEHOLD OWNER
10900 Washington	10900 Washington Boulevard, Culver City, CA 90232 (Los Angeles County)	Hudson 10900 Washington, LLC
10950 Washington	10912 & 10950 Washington Blvd. Culver City, CA 90232 (Los Angeles County)	Hudson 10950 Washington, LLC
1455 Market	1455 Market St., San Francisco, CA 94103 (San Francisco County)	Hudson 1455 Market Street, LLC
Washington 1000	1000 Olive Way, Seattle, WA 98101 (King County)	Hudson 1000 Olive Way, LLC
333 Twin Dolphin	333 Twin Dolphin Plaza, Redwood City, CA 94065 (San Mateo County)	Hudson 333 Twin Dolphin Plaza, LLC
3400 Hillview	3400 Hillview Avenue, Palo Alto, CA 94304 (Santa Clara County)	Hudson 3400 Hillview Avenue
411 First (formerly Merrill Place)	411 First Avenue South, Seattle, WA 98104 (King County)	Hudson Merrill Place, LLC
505 First	505 First Avenue South, Seattle, WA 98104 (King County)	Hudson First & King, LLC
555 Twin Dolphin	555 Twin Dolphin Plaza, Redwood City, CA 94065 (San Mateo County)	Hudson 555 Twin Dolphin Plaza, LLC
83 King	83 South King Street, Seattle, WA 98104 (King County)	Hudson First & King, LLC
875 Howard	875 & 899 Howard St., San Francisco, CA 94103 (San Francisco County)	Howard Street Associates LLC
901 Market	901 Market Street, San Francisco, CA 94103 (San Francisco County)	Hudson 901 Market, LLC
95 Jackson (formerly Merrill Place Theatre Building)	95 S Jackson Street, Seattle, WA 98104 (King County)	Hudson Merrill Place, LLC
Clocktower Square	600, 620, 630 & 660 Hansen Way, Palo Alto, CA 94304 (Santa Clara County)	Hudson Clocktower Square

PROPERTY NAME	ADDRESS	FEE AND/OR LEASEHOLD OWNER
Metro Center	923-985 & 989 East Hillsdale Blvd. and 950 Tower Lane, Foster City, CA 94404 (San Mateo County)	Hudson Metro Center, LLC
Metro Plaza	25, 101 & 181 Metro Drive, San Jose, CA 95110 (Santa Clara County)	Hudson Metro Plaza, LLC
Page Mill Center	1500, 1510, 1520 & 1530 Page Mill Road, Palo Alto, CA 94304 (Santa Clara County)	Hudson Page Mill Center, LLC
Page Mill Hill	1801 Page Mill Road, CA 94304 (Santa Clara County)	Hudson Page Mill Hill, LLC
Palo Alto Square	3000 El Camino Real, Palo Alto, CA 94306 (Santa Clara County)	Hudson Palo Alto Square, LLC
Rincon Center	101 Spear Street San Francisco, CA 94105 (San Francisco County)	Hudson Rincon Center, LLC
Shorebreeze	255 & 275 Shoreline Drive, Redwood City, CA 94065 (San Mateo County)	Hudson Shorebreeze, LLC
Skyport Plaza	1602, 1650, 1652 & 1700 Technology Drive and 50 & 90 Skyport Drive, San Jose, CA 95112 (Santa Clara County)	Hudson Skyport Plaza, LLC
Techmart Commerce Center	5201 Great America Parkway, Santa Clara, CA 95054 (Santa Clara County)	Hudson Techmart Commerce Center, LLC
Towers at Shore Center	201, 203 & 205 Redwood Shores Parkway, Redwood City, CA 94065 (San Mateo County)	Hudson Towers at Shore Center, LLC
Concourse	224 & 226 Airport Parkway, and 1731, 1735, 1741, 1745, 1757 & 1759 Technology Drive, San Jose, CA 95110 (Santa Clara County)	Hudson Concourse, LLC
4th & Traction	963 East 4th Street, Los Angeles, CA 90013 (Los Angeles County)	Hudson 4th & Traction, LLC
Gateway	2001, 2005, 2033, 2045, 2055, 2077 & 2099 Gateway Place, San Jose, CA 95110 (Santa Clara County)	Hudson Gateway Place, LLC
Met Park North	1220 Howell Street, Seattle, CA 98101	Hudson Met Park North, LLC
Bobby Foster	5801 Bobby Foster Rd SW, Albuquerque, NM 87105	SSPS 5801 Bobby Foster, LLC

Schedule 7.1(b) Ownership Structure Part I: [See attached.]

Office: SF / Peninsula Properties



Legend
Borrower
Guarantors
Encumbered Properties
Real Property (shape agnostic)
Partnership
Corporation
Disregarded Entity
REIT
Hudson Pacific Properties, Inc. (MD) [Ticker: HPP]
(REIT Preferred Shareholders Not Shown)
Majority Interest Holder / Sole General Partner
Minority Limited Partners
3rd Parties
Hudson Pacific Properties, L. P. (MD) [REIT Operating Partnership]
100%
100%
100%
100%
100% LP Interest
100%
100%
100%
Hudson 3400 Hillview Avenue, LLC (DE)
Hudson Clocktower Square, LLC (DE)
Hudson Page Mill Center, LLC (DE)
Hudson Page Mill Hill, LLC (DE)
Hudson Palo Alto Square, LLC (DE)
Hudson 333 Twin Dolphin Plaza, LLC (DE)
Hudson 555 Twin Dolphin Plaza, LLC (DE)
Hudson Towers at Shore Center, LLC (DE)
Hudson Shorebreeze, LLC (DE)
Howard Street Associates, LLC (DE)
Hudson 1455 GP, LLC (DE)
100% Non-Economic GP Interest
Hudson 1455 Market, LP (DE)
35% Director Voting Series B Preferred
100% Non-Director Voting Common / 65% Director Voting Series B Preferred
REIT Series A Preferred
3rd Parties
Hudson 1455 Market Street, LLC (DE)
Hudson 901 Market, LLC (DE)
Rincon Center Commercial, LLC (DE)
100%
Hudson Rincon Center, LLC (DE)
Hudson Metro Center, LLC (DE)
100%
Hudson Metro Tower, LLC (DE)
Hudson Metro 919, LLC (DE)
Hudson Metro Retail, LLC (DE)
Hudson Metro 989, LLC (DE)
The above four subsidiaries of Hudson Metro Center, LLC are shell entities formed for potential future purposes
Palo Alto
Redwood City
San Francisco
Foster City
HUDSON PACIFIC PROPERTIES

Office: San Jose / LA / Seattle & Legacy/To Be Dissolved Entities


Legend
Borrower
Guarantors
Encumbered Properties
Real Property (shape agnostic)
Partnership
Corporation
Disregarded Entity
REIT
Hudson Pacific Properties, Inc. (MD) [Ticker: HPP]
(REIT Preferred Shareholders Not Shown)
Majority Interest Holder / Sole General Partner
Minority Limited Partners
3rd Parties
Hudson Pacific Properties, L. P. (MD) [REIT Operating Partnership]
100%
100%
100%
100%
100%
100%
Hudson Concourse, LLC (DE)
Hudson Gateway Place, LLC (DE)
Hudson Metro Plaza, LLC (DE)
Hudson Skyport Plaza, LLC (DE)
Hudson Techmart Commerce Center, LLC (DE)
Hudson 10900 Washington, LLC (DE)
Hudson 10950 Washington, LLC (DE)
Hudson 4th and Traction, LLC (DE)
Hudson 1000 Olive Way, LLC (DE)
Hudson First & King, LLC (DE)
Hudson Merrill Place, LLC (DE)
Hudson Met Park North, LLC (DE)
Hudson 1003 4th Place, LLC (DE)
Hudson 3176 Porter Drive, LLC (DE)
Hudson 3401 Exposition, LLC (DE)
Hudson 405 Mateo, LLC (DE)
Hudson 604 Arizona, LLC (DE)
Hudson 625 Second, LLC (DE)
Hudson 6922 Hollywood, LLC (DE)
Hudson Del Amo Office, LLC (DE)
Hudson Element LA HoldCo, LLC (DE)
Hudson Foothill Research Center, LLC (DE)
Hudson Northview, LLC (DE)
Hudson Skyport Plaza Land, LLC (DE)
Hudson Skyway Landing, LLC (DE)
These subsidiaries relate to disposed legacy properties or no longer needed project entities. Over time such entities will be dissolved.
San Jose
Santa Clara
Los Angeles
Seattle
Legacy

Minority Limited Partners Hudson Pacific Properties, Inc. (MD) [Ticker: HPP] (REIT Preferred Shareholders Not Shown) Hudson 5th and Bell, LLC (DE) Hudson 11601 Wilshire, LLC (DE) Hudson 275 Brannan, LLC (DE) Hudson 450 Alaskan Way S, LLC Hudson Pacific Properties, L. P. (MD) [REIT Operating Partnership] Hudson 1740 Technology, LLC (DE) Office: Encumbered and/or Joint Ventures Hudson 1918 Eighth, L.P. (DE) Hudson 1918 Eighth REIT, LLC (DE) Hudson 1918 GP, LLC (DE) Manager 100% Common CPPIB 100% Non- Economic GP Interest 100% CPPIB/1918 100% Skyline CMBS 45% LP Interest 3rd Parties Majority Interest Holder / Sole General Partner Hudson Element LA, LLC (DE) 55% LP Interest REIT Series A Preferred 3rd Parties Hudson 1918 Eighth Avenue, LLC (DE) 100% Hudson 1099 Stewart, L.P. (DE) Hudson 1099 Stewart REIT, LLC (DE) Hudson 1099 GP, LLC (DE) CPPIB 100% Non- Economic GP Interest 100% CPPIB/Hill7 45% LP Interest 55% LP Interest REIT Series A Preferred 3rd Parties Hudson 1099 Stewart Street, LLC (DE) 100% 35% Director Voting Series B Preferred 100% Non- Director Voting Common / 65% Director Voting Series B Preferred Hudson One Ferry JV, L.P. (DE) Hudson One Ferry REIT, L.P. (DE) Hudson One Ferry, LLC (DE) Allianz 100% Non- Economic GP Interest 45% LP Interest 55% LP Interest REIT Preferred 3rd Parties Allianz/Ferry Hudson One Ferry GP, LLC (DE) 100% 100% Hudson One Ferry Operating, L.P. (DE) Hudson One Ferry REIT GP, LLC (DE) 100% 100% Non- Economic GP Interest 100% LP Interest Hudson One Ferry Operating GP, LLC (DE) 100% LP Interest 100% 100% Non- Economic GP Interest ■ Borrower ■ Guarantors ■ Encumbered Properties Legend REIT Partnership Disregarded Entity Corporation Real Property (shape agnostic)

Minority Limited Partners Hudson Pacific Properties, Inc. (MD) [Ticker: HPP] (REIT Preferred Shareholders Not Shown) Hudson Pacific Properties, L. P. (MD) [REIT Operating Partnership] Office: Encumbered and/or Joint Ventures Worthe 100% This is a legacy structure for the now disposed One Westside property. Over time it will be dissolved. 3rd Parties Majority Interest Holder / Sole General Partner Hudson Bentall LP (ON) [TRS] “Co-Owner” Hudson Bentall Holdings, LLC (DE) BX 100% BX/Bentall 100% 75% Hudson WSP, LLC (DE) One Westside, LLC (DE) HPP-MAC WSP, LLC (DE) Macerich 25% 100% Macerich/OW Los Angeles Stadium Partners, LLC (DE) Worthe 50% 50% Hudson Bentall GP, LLC (DE) Hudson Bentall Tenant, LLC (DE) BH Centre Head Corp. (BC) [TRS] “Tenant” BH Centre Agent Corp. (BC) [TRS] 100% 100% 99.99% 0.01% BTC Properties I Co. Ltd. (BC) “Nominee” 20% 80% 80% 20% Hudson Canada Management ULC (BC) Head Lease Bentall Centre (Property) Legal Title Rent 20% Beneficial Interest 80% Beneficial Interest ■ Borrower ■ Guarantors ■ Encumbered Properties Legend REIT Partnership Disregarded Entity Corporation Real Property (shape agnostic)

Studio: Encumbered and/or Joint Ventures



Legend
Borrower
Guarantors
Encumbered Properties
Partnership
Real Property (shape agnostic)
Corporation
Disregarded Entity
REIT
Hudson Pacific Properties, Inc. (MD) [Ticker: HPP]
(REIT Preferred Shareholders Not Shown)
Majority Interest Holder / Sole General Partner
Minority Limited Partners
3rd Parties
Hudson Pacific Properties, L. P. (MD) [REIT Operating Partnership]
51%
50%
BX
49%
50%
Hudson Media and Entertainment Management, LLC (DE)
Sun Valley Services, LLC (DE) [TRS]
Hudson 6040 Sunset, LLC (DE) "Technicolor"
Sun Valley Peoria, LLC (CA) "Glenoaks"
49%
Sunset 1440 North Gower Street, LLC (DE) "Gower Ground Lease LL"
Sunset Bronson Entertainment Properties, LLC (DE) "Bronson/Icon/Cue"
Sunset Gower Entertainment Properties, LLC (DE) "Gower"
Sunset Las Palmas Entertainment Properties, LLC (DE) "Las Palmas/Harlow"
Sunset Studios Holdings, LLC (DE) "Epic"
Sunset Services Holdings, LLC (DE) [TRS]
100%
Services Holdings, LLC (DE)
100%
Sunset Bronson Services, LLC (DE)
Sunset Gower Services, LLC (DE)
Sunset Las Palmas Services, LLC (DE)
100%
VNO
Hudson New York Holdings, LLC (DE)
51%
Hudson Pier 94 Member, LLC (DE)
49.9%
50.1%
Pier 94 JVCo, LLC (DE)
100%
Pier 94 MezzCo, LLC (DE)
100%
Pier 94 LeaseCo, LLC (DE) "Pier 94/EDC Ground Lease"
Sunset Bond Holdings, LLC (DE)
100%
51%
Hudson Pacific Services, Inc. (MD) [TRS]
See HPSI Page
BX/N.A. Studios
100%
Hudson UK Management Company Limited (UK)
BX/UK
United States
UK/Jersey
100%
Hudson UK Holdings Limited (UK)
35%
35%
BX
65%
65%
Kane GP Limited (Jersey)
Sunset Studios UK Management Limited (UK)
Kane Jersey JV LP (Jersey)
Non-Economic GP Interest
100%
Kane Jersey Finco LP (Jersey)
100%
100%
Sunset London Studios Propco Ltd (UK)
Sunset London Studios Propco 2 Ltd (UK)
100%
Sunset London Studios Opco Ltd (UK) [TRS]
HUDSON PACIFIC PROPERTIES

HPSI/Quixote/Misc.



Borrower
Guarantors
Encumbered Properties
Legend
Partnership
Real Property (shape agnostic)
Corporation
Disregarded Entity
REIT
Hudson Pacific Properties, Inc. (MD) [Ticker: HPP]
(REIT Preferred Shareholders Not Shown)
Majority Interest Holder / Sole General Partner
Minority Limited Partners
3rd Parties
Hudson Pacific Properties, L. P. (MD) [REIT Operating Partnership]
100%
Hudson Pacific Services, Inc. (MD) [TRS]
100%
100%
Hudson WSP Management, LLC (DE)
HCTD, LLC (DE)
These subsidiaries relate to legacy projects. Over time such entities will be dissolved.
Sunset Studios Production Services Holdings, LLC (DE)
100%
New RSD Studio Rentals, LLC (CA)
New L.E.D. Productions, LLC (CA)
Studio Services, LLC (CA)
Transpoman, LLC (DE)
Sunset Studios Production Services, LLC (CA)
ZEN OPS ATL, LLC (GA)
NEW LED ASSETS ATL, LLC (GA)
SSPS 5801 Bobby Foster, LLC (DE)
Star Waggons, LLC (CA)
Star Waggons North, Inc. (CA)
100%
Hudson OP Management, LLC (DE)
100%
Hudson SDS Holdings, LLC (DE)
Equiblue Management, LLC (DE)
100%
Sunset Q Holdings, LLC (DE)
100%
Q LeaseCo, LLC (DE)
100%
Q Nola, LLC (DE)
100%
Sunset Quixote Holdings, LLC (DE) [TRS]
100%
Quixote Studios, LLC (DE)
Legacy
Studio Services
Misc.
Quixote
HUDSON PACIFIC PROPERTIES

PART II:

Fifth Amended and Restated Limited Partnership Agreement of Hudson Pacific Properties, L.P., dated as of November 16, 2021.

PART III:

Entity	**Jurisdiction**	**Ownership**
BH Centre Agent Corp.	British Columbia, Canada	20% Hudson Bentall Tenant, LLC
BH Centre Head Corp.	British Columbia, Canada	20% Hudson Bentall Tenant, LLC
BTC Properties I Co. LTD.	Canada Federal	20% Hudson Bentall LP
Los Angeles Stadium Partners, LLC	Delaware	100% Hudson 11601 Wilshire, LLC
Kane GP Limited	Jersey	35% Hudson UK Holdings Limited
Kane Jersey JV LP	Jersey	35% Hudson UK Holdings Limited
Kane Jersey Finco	Jersey	100% Kane Jersey JV LP
Sunset London Studios Propoco Ltd	United Kingdom	100% Kane Jersey Finco
Sunset London Studios Propoco 2 Ltd	United Kingdom	100% Kane Jersey Finco
Sunset London Studios Opco Ltd	United Kingdom	100% Sunset London Studios Propco Ltd
Sunset Studios UK Management Ltd	United Kingdom	35% Hudson UK Holdings Limited

Schedule 7.1(f)(i)

List of Properties

PROPERTY NAME	ADDRESS	PERCENT OCCUPIED	FEE AND/OR LEASEHOLD OWNER	CONSTRUCTION-IN-PROGRESS/OR RENOVATION
ICON	5800 Sunset Boulevard, Los Angeles, CA 90028 (Los Angeles County)	100.0%	Sunset Bronson Entertainment Properties, LLC	N/A
EPIC	5901 Sunset Blvd., Los Angeles, CA 90028 (Los Angeles County)	100.0%	Sunset Studios Holdings, LLC	N/A
CUE	5808 Sunset Blvd., Los Angeles, CA 90028 (Los Angeles County)	100.0%	Sunset Bronson Entertainment Properties, LLC	N/A
Harlow	1001 Seward St., Los Angeles, CA 90038 (Los Angeles County)	100.0%	Sunset Las Palmas Entertainment Properties, LLC	N/A
6040 Sunset	6040 Sunset Blvd., Los Angeles, CA 90028 (Los Angeles County)	100.0%	Hudson 6040 Sunset, LLC	N/A
Element LA	1861, 1901, 1925 and 1933 South Bundy Drive, and 12333 W. Olympic Blvd., Los Angeles, CA 90064 (Los Angeles County)	100.0%	Hudson Element LA, LLC	N/A
11601 Wilshire	11601 Wilshire Boulevard, Los Angeles, CA 90025 (Los Angeles County)	90.7%	Hudson 11601 Wilshire, LLC	N/A
Fourth & Traction	963 East 4th Street, Los Angeles, CA 90013 (Los Angeles County)	100.0%	Hudson 4th & Traction, LLC	N/A
10900 Washington	10900 Washington Boulevard, Culver City, CA 90232 (Los Angeles County)	0%	Hudson 10900 Washington, LLC	Renovation Property Re-entitlements in process
10950 Washington	10912 & 10950 Washington Blvd. Culver City, CA 90232 (Los Angeles County)	0%	Hudson 10950 Washington, LLC	Renovation Property Re-entitlements in process
Concourse	224 & 226 Airport Parkway, and 1731, 1735, 1741, 1745, 1757 & 1759 Technology Drive, San Jose, CA 95110 (Santa Clara County)	56.5%	Hudson Concourse, LLC	N/A
Gateway	2001, 2005, 2033, 2045, 2055, 2077 & 2099 Gateway Place, San Jose, CA 95110 (Santa Clara County)	68.8%	Hudson Gateway Place, LLC	N/A
Metro Plaza	25, 101 & 181 Metro Drive, San Jose, CA 95110 (Santa Clara County)	58.7%	Hudson Metro Plaza, LLC	N/A

Skyport Plaza	1602, 1650, 1652 & 1700 Technology Drive and 50 & 90 Skyport Drive, San Jose, CA 95112 (Santa Clara County)	7.1%	Hudson Skyport Plaza, LLC	Renovation Renovation in process
1740 Technology	1740 Technology Drive, San Jose, CA 95112 (Santa Clara County)	100.0%	Hudson 1740 Technology, LLC	N/A
1455 Market	1455 Market St., San Francisco, CA 94103 (San Francisco County)	42.6%	Hudson 1455 Market Street, LLC	N/A
Rincon Center	101 Spear St., San Francisco, CA 94105 (San Francisco County)	98.6%	Hudson Rincon Center, LLC	N/A
Ferry Building	1 Ferry Building, San Francisco, CA 94105 (San Francisco County)	98.8%	Hudson One Ferry Operating, L.P.	N/A
901 Market Street	901 Market Street, San Francisco, CA 94103 (San Francisco County)	32.4%	Hudson 901 Market, LLC	N/A
875 Howard Street	875 Howard St., San Francisco, CA 94103 (San Francisco County)	83.9%	Howard Street Associates, LLC	N/A
899 Howard Street	899 Howard St., San Francisco, CA 94103 (San Francisco County)	0%	Howard Street Associates, LLC	Renovation Renovations in process
275 Brannan Street	275 Brannan Street, San Francisco, CA 94107 (San Francisco County)	100.0%	Hudson 275 Brannan, LLC	N/A
Palo Alto Square	3000 El Camino Real, Palo Alto, CA 94306 (Santa Clara County)	98.5%	Hudson Palo Alto Square, LLC	N/A
3400 Hillview	3400 Hillview Avenue, Palo Alto, CA 94304 (Santa Clara County)	100.0%	Hudson 3400 Hillview Avenue, LLC	N/A
Page Mill Hill	1801 Page Mill Rd., Palo Alto, CA 94304 (Santa Clara County)	75.5%	Hudson Page Mill Hill, LLC	N/A
Clocktower Square	600, 620, 630 & 660 Hansen Way, Palo Alto, CA 94304 (Santa Clara County)	100.0%	Hudson Clocktower Square, LLC	N/A
Page Mill Center	1500, 1510, 1520 & 1530 Page Mill Road, Palo Alto, CA 94304 (Santa Clara County)	82.7%	Hudson Page Mill Center, LLC	N/A

Towers at Shore Center	201, 203 & 205 Redwood Shores Parkway, Redwood City, CA 94065 (San Mateo County)	77.9%	Hudson Towers at Shore Center, LLC	N/A
Shorebreeze	255 & 275 Shoreline Drive, Redwood City, CA 94065 (San Mateo County)	74.5%	Hudson Shorebreeze, LLC	N/A
555 Twin Dolphin	555 Twin Dolphin Plaza, Redwood City, CA 94065 (San Mateo County)	68.7%	Hudson 555 Twin Dolphin Plaza, LLC	N/A
333 Twin Dolphin Plaza	333 Twin Dolphin Plaza, Redwood City, CA 94065 (San Mateo County)	59.3%	Hudson 333 Twin Dolphin Plaza, LLC	N/A
Metro Center	923-985 & 989 East Hillsdale Blvd. and 950 Tower Lane, Foster City, CA 94404 (San Mateo County)	83.7%	Hudson Metro Center, LLC	N/A
Techmart Commerce Center	5201 Great America Parkway, Santa Clara, CA 95054 (Santa Clara County)	87.7%	Hudson Techmart Commerce Center, LLC	N/A
1918 Eighth Avenue	1918 8th Ave Seattle, WA 98101 (King County)	99.4%	Hudson 1918 Eighth Avenue, LLC	N/A
Hill 7	1099 Stewart St., Seattle, WA 98101 (King County)	46.9%	Hudson 1099 Stewart Street, LLC	N/A
5th & Bell	2301 5th Ave., Seattle, WA 98121 (King County)	100.0%	Hudson 5th and Bell, LLC	N/A
Metro Park North	1220 Howell Street, Seattle, CA 98101	25.9%	Hudson Met Park North, LLC	N/A
505 First Avenue	505 First Avenue South, Seattle, WA 98104 (King County)	25.5%	Hudson First & King, LLC	N/A
83 South King Street	83 South King Street, Seattle, WA 98104 (King County)	37.9%	Hudson First & King, LLC	N/A
450 Alaskan Way	450 Alaskan Way, Seattle, WA 98104 (King County)	95.9%	Hudson 450 Alaskan Way S, LLC	N/A
411 First	411 First Avenue South, Seattle, WA 98104 (King County)	91.0%	Hudson Merrill Place, LLC	N/A
95 Jackson	95 S Jackson Street, Seattle, WA 98104 (King County)	76.0%	Hudson Merrill Place, LLC	N/A
Washington 1000	1000 Olive Way, Seattle, WA 98101 (King County)	0%	Hudson 1000 Olive Way, LLC	Construction-in-Progress Nearing completion in process, lease-up underway

Bentall Centre	505 Burrard Street Vancouver, BC V7X 1M3	87.9%	BH Centre Agent Corp. ("Tenant") / BH Centre Agent Corp. ("Agent") / BTC Properties I Co. Ltd. ("Nominee")	N/A
Sunset Gower Studios	1438 N. Gower St, Los Angeles, CA 90028 (Los Angeles County)	81.2%	Sunset Gower Entertainment Properties, LLC	N/A
1440 North Gower Street	1440 N. Gower Street, Los Angeles, CA 90028 (Los Angeles County)	100%	Sunset 1440 North Gower Street, LLC	N/A
Sunset Bronson Studios	5800 Sunset Blvd., Los Angeles, CA 90028 (Los Angeles County)	91.0%	Sunset Bronson Entertainment Properties, LLC	N/A
Sunset Las Palmas Studios	1040 N. Las Palmas Ave., Los Angeles, CA 90038 (Los Angeles County)	47.5%	Sunset Las Palmas Entertainment Properties, LLC	N/A
Sunset Glenoaks Studios	11100 Peoria St., Sun Valley, CA 91352 (Los Angeles County)	6.6%	Sun Valley Peoria, LLC	N/A
Sunset Pier 94 Studios	711 12th Ave., New York, NY 10019 (New York County)	0%	Pier 94 LeaseCo, LLC	Construction-in Progress Nearing completion, lease-up underway
Sunset Waltham Cross Studios	Broxbourne, United Kingdom	0%	Sunset London Studios Propco Ltd / Sunset London Studios Propco 2 Ltd	Construction-in Progress Grading complete Exploring re-entitlement
Sunset Gower Studios - Development	1438 N. Gower St, Los Angeles, CA 90028 (Los Angeles County)	0%	Sunset Gower Entertainment Properties, LLC	N/A
Sunset Las Palmas Studios - Development	1040 N. Las Palmas Ave., Los Angeles, CA 90038 (Los Angeles County)	0%	Sunset Las Palmas Entertainment Properties, LLC	N/A
Sunset Bronson Studios Lot D - Development	5800 Sunset Blvd., Los Angeles, CA 90028 (Los Angeles County)	0%	Sunset Bronson Entertainment Properties, LLC	N/A
Burrard Exchange	1025 Dunsmuir Street Vancouver, BC V7X 1M3	0%	BH Centre Agent Corp. ("Tenant") / BH Centre Agent Corp. ("Agent") / BTC Properties I Co. Ltd. ("Nominee")	Construction-in Progress Entitlements in Process Pre-Construction Underway
Bobby Foster	5801 Bobby Foster Rd SW, Albuquerque, NM 87105	Variable	SSPS 5801 Bobby Foster, LLC	N/A
Studio – WeHo (Stages 1-3)	1011 N Fuller Ave, West Hollywood, CA 90046	Variable	Quixote Studios LLC	N/A

Studio – WeHo (Stage 5)	1001 N Poinsettia Pl, West Hollywood, CA 90046	Variable	Quixote Studios LLC	N/A
Studio – WeHo (Parking)	1033 Fuller Ave, West Hollywood, CA 90046	N/A	Quixote Studios LLC	N/A
Studio – Qpark (Stages 6-10)	4585 Electronics, Los Angeles, CA 90039	Variable	QLeaseCo, LLC	N/A
Studio – QnoVa (Stages 11-15)	10445 Glenoaks Blvd, Pacoima, CA 91331	Variable	Quixote Studios LLC	N/A
Studio – QnoVa (Stages 17-20)	12154 Montague St, Pacoima, CA 91331	Variable	Quixote Studios LLC	N/A
Studio – QnoVa (Parking Lot)	12127 Montague St, Pacoima, CA 91331	N/A	QLeaseCo, LLC	N/A
Studio – QnoVa (Parking Lot & Mill)	12137 Montague St, Pacoima, CA 91331	Variable	QLeaseCo, LLC	N/A
Studio – QnoVa (Parking Lot)	12173 Montague St, Pacoima, CA 91331	N/A	Quixote Studios LLC	N/A
Studio – QnoVa (Parking Lot)	12312 Osborne Pl, Pacoima, CA 91331	N/A	Quixote Studios LLC	N/A
Studio – Qchan (Stages 23-24)	13982 W Saticoy St., Van Nuys, CA 91406	Variable	QLeaseCo, LLC	N/A
Studio – QNOLA (Office)	150 Widgeon Dr, St Rose, LA 70087	N/A	QLeaseCo, LLC	N/A
Transpo – Balboa (Transpo Fulfilment)	14002 Balboa Blvd, Sylmar, CA 91342	N/A	Quixote Studios LLC	N/A
Transpo – Balboa (Parking Lot)	14002 Balboa Blvd, Sylmar, CA 91342 (DWP)	N/A	Studio Services, LLC	N/A
Transpo – Balboa (Parking Lot)	14055 Balboa Blvd, Sylmar, CA 91342	N/A	Quixote Studios LLC	N/A

Transpo - Penrose	11473 Penrose St, North Hollywood, CA 91605	N/A	Quixote Studios LLC	N/A
Manufacturing	13334 Ralston Ave, Sylmar, CA 91342	N/A	Star Waggons, LLC	N/A
Manufacturing	13278 Ralston Ave, Sylmar, CA 91342	N/A	Star Waggons, LLC	N/A
Transpo – Parking	16151 Yarnell St, Sylmar, CA 91342	N/A	Star Waggons, LLC	N/A
Transpo – Parking (DWP)	16151 Yarnell St, Sylmar, CA 91342 (DWP)	N/A	Star Waggons, LLC	N/A
Transpo – Parking	16325 Silver Oaks Dr, Sylmar, CA 91342	N/A	Quixote Studios LLC	N/A
Pro Supplies - QNoVa	10252 Norris Ave, Los Angeles, CA 91331	N/A	Quixote Studios LLC	N/A
G&L	10260 Norris Ave, Los Angeles, CA 91331	N/A	Quixote Studios LLC	N/A
G&L	10262 Norris Ave, Los Angeles, CA 91331	N/A	Quixote Studios LLC	N/A
Services - NY	1082 Flushing Ave, Brooklyn, NY 11237	N/A	Quixote Studios LLC	N/A
Transpo - NY	316 Patterson Plank Rd, Carlstadt, NJ 07072	N/A	Quixote Studios LLC	N/A
Transpo - GA	190 Westridge Industrial Blvd, McDonough, GA 30253	N/A	Quixote Studios LLC	N/A

Schedule 7.1(f)(ii)

ELIGIBLE PROPERTIES

PROPERTY NAME	ADDRESS	PERCENT OCCUPIED	FEE AND/OR LEASEHOLD OWNER	CONSTRUCTION-IN-PROGRESS/OR RENOVATION
Fourth & Traction	963 East 4th Street, Los Angeles, CA 90013 (Los Angeles County)	100.0%	Hudson 4th & Traction, LLC	N/A
10900 Washington	10900 Washington Boulevard, Culver City, CA 90232 (Los Angeles County)	0%	Hudson 10900 Washington, LLC	Renovation Property Re-entitlements in process
10950 Washington	10912 & 10950 Washington Blvd. Culver City, CA 90232 (Los Angeles County)	0%	Hudson 10950 Washington, LLC	Renovation Property Re-entitlements in process
Concourse	224 & 226 Airport Parkway, and 1731, 1735, 1741, 1745, 1757 & 1759 Technology Drive, San Jose, CA 95110 (Santa Clara County)	56.5%	Hudson Concourse, LLC	N/A
Gateway	2001, 2005, 2033, 2045, 2055, 2077 & 2099 Gateway Place, San Jose, CA 95110 (Santa Clara County)	68.8%	Hudson Gateway Place, LLC	N/A
Metro Plaza	25, 101 & 181 Metro Drive, San Jose, CA 95110 (Santa Clara County)	58.7%	Hudson Metro Plaza, LLC	N/A
Skyport Plaza	1602, 1650, 1652 & 1700 Technology Drive and 50 & 90 Skyport Drive, San Jose, CA 95112 (Santa Clara County)	7.1%	Hudson Skyport Plaza, LLC	Renovation Renovation in process
1455 Market	1455 Market St., San Francisco, CA 94103 (San Francisco County)	42.6%	Hudson 1455 Market Street, LLC	N/A
Rincon Center	101 Spear St., San Francisco, CA 94105 (San Francisco County)	98.6%	Hudson Rincon Center, LLC	N/A
901 Market Street	901 Market Street, San Francisco, CA 94103 (San Francisco County)	32.4%	Hudson 901 Market, LLC	N/A
875 Howard Street	875 Howard St., San Francisco, CA 94103 (San Francisco County)	83.9%	Howard Street Associates, LLC	N/A
899 Howard Street	899 Howard St., San Francisco, CA 94103 (San Francisco County)	0%	Howard Street Associates, LLC	Renovation Renovations in process

PROPERTY NAME	ADDRESS	PERCENT OCCUPIED	FEE AND/OR LEASEHOLD OWNER	CONSTRUCTION-IN-PROGRESS/OR RENOVATION
Palo Alto Square	3000 El Camino Real, Palo Alto, CA 94306 (Santa Clara County)	98.5%	Hudson Palo Alto Square, LLC	N/A
3400 Hillview	3400 Hillview Avenue, Palo Alto, CA 94304 (Santa Clara County)	100.0%	Hudson 3400 Hillview Avenue, LLC	N/A
Page Mill Hill	1801 Page Mill Rd., Palo Alto, CA 94304 (Santa Clara County)	75.5%	Hudson Page Mill Hill, LLC	N/A
Clocktower Square	600, 620, 630 & 660 Hansen Way, Palo Alto, CA 94304 (Santa Clara County)	100.0%	Hudson Clocktower Square, LLC	N/A
Page Mill Center	1500, 1510, 1520 & 1530 Page Mill Road, Palo Alto, CA 94304 (Santa Clara County)	82.7%	Hudson Page Mill Center, LLC	N/A
Towers at Shore Center	201, 203 & 205 Redwood Shores Parkway, Redwood City, CA 94065 (San Mateo County)	77.9%	Hudson Towers at Shore Center, LLC	N/A
Shorebreeze	255 & 275 Shoreline Drive, Redwood City, CA 94065 (San Mateo County)	74.5%	Hudson Shorebreeze, LLC	N/A
555 Twin Dolphin	555 Twin Dolphin Plaza, Redwood City, CA 94065 (San Mateo County)	68.7%	Hudson 555 Twin Dolphin Plaza, LLC	N/A
333 Twin Dolphin Plaza	333 Twin Dolphin Plaza, Redwood City, CA 94065 (San Mateo County)	59.3%	Hudson 333 Twin Dolphin Plaza, LLC	N/A
Metro Center	919, 939, 977 & 989 East Hillsdale Blvd. and 950 Tower Lane, Foster City, CA 94404 (San Mateo County)	83.7%	Hudson Metro Center, LLC	N/A
Techmart Commerce Center	5201 Great America Parkway, Santa Clara, CA 95054 (Santa Clara County)	87.7%	Hudson Techmart Commerce Center, LLC	N/A
Metro Park North	1220 Howell Street, Seattle, CA 98101	25.9%	Hudson Met Park North, LLC	N/A
505 First Avenue	505 First Avenue South, Seattle, WA 98104 (King County)	25.5%	Hudson First & King, LLC	N/A

PROPERTY NAME ADDRESS PERCENT OCCUPIED FEE AND/OR LEASEHOLD OWNER CONSTRUCTION-IN- PROGRESS/OR RENOVATION 83 South King Street 83 South King Street, Seattle, WA 98104 (King County) 37.9% Hudson First & King, LLC N/A 411 First 411 First Avenue South, Seattle, WA 98104 (King County) 91.0% Hudson Merrill Place, LLC N/A 95 Jackson 95 S Jackson Street, Seattle, WA 98104 (King County) 76.0% Hudson Merrill Place, LLC N/A Washington 1000 1000 Olive Way, Seattle, WA 98101 (King County) 0% Hudson 1000 Olive Way, LLC Construction-in-Progress Nearing completion in process, lease-up underway Bobby Foster 5801 Bobby Foster Rd SW, Albuquerque, NM 87105 Variable SSPS 5801 Bobby Foster, LLC N/A

US-DOCS\127199329.5 Schedule 7.1(g) Existing Indebtedness (As of the Fifth Amendment Effective Date) Unsecured Indebtedness Obligation Outstanding 3.95% Registered Senior Notes $400,000,000 5.95% Registered Senior Notes $350,000,000 4.65% Registered Senior Notes $500,000,000 3.25% Registered Senior Notes $400,000,000 Secured Indebtedness Obligation Address of Property Subject to Lien Outstanding Guarantees Mortgage loan secured by Hill 7 1099 Stewart Street Seattle, CA 98101 (King County) $101,000,000 N/A Mortgage loan secured by 1918 Eighth 1918 8th Ave Seattle, WA 98101 (King County) $314,300,000 N/A Mortgage loan secured by Hollywood Media Portfolio Various $1,100,000,000 N/A Mortgage loan secured by Element LA, 11601 Wilshire Blvd., 5th & Bell, 450 Alaskan Way, 1740 Technology and 275 Brannan Various $475,000,000 N/A

US-DOCS\127199329.5 Mortgage loan secured by Bentall Centre 505 Burrard Street Vancouver, BC V7X 1M3 $478,199,000 N/A Mortgage loan secured by Sunset Glenoaks Studios 11100 Peoria St., Sun Valley, CA 91352 $100,600,000 Repayment and Completion Guaranties in connection with construction financing Mortgage loan secured by Pier 94 711 12th Ave., New York, NY 10019 $95,811,000 Repayment and Completion Guaranties in connection with construction financing

Schedule 7.1(h) Material Contracts 1. Indenture, dated October 2, 2017, among Hudson Pacific Properties, L.P., and U.S. Bank National Association 2. Supplemental Indenture No. 1, dated October 2, 2017, among Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc. and U.S. Bank National Association 3. Supplemental Indenture No. 2, dated as of February 27, 2019, among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank National Association, as trustee, including the form of 4.650% Senior Notes due 2029 and the guarantee 4. Supplemental Indenture No. 3, dated as of October 3, 2019, among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank National Association, as trustee, including the form of 3.250% Senior Notes due 2030 and the guarantee 5. Supplemental Indenture No. 4, dated as of September 15, 2022, among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, including the form of 5.950% Senior Notes due 2028 and the guarantee

US-DOCS\161565394.6 Exhibit C [See attached]

C-1 EXHIBIT C FORM OF NOTICE OF BORROWING NOTICE OF BORROWING ____________, 20__ Wells Fargo Bank, National Association Minneapolis Loan Center MAC N9303-110 600 South 4th Street, 9th Floor Minneapolis, MN 55415 Attention: Kirby D. Wilson Ladies and Gentlemen: Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of December 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.6 thereof (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. 1. Pursuant to Section 2.1(b) of the Credit Agreement, the Borrower hereby requests that the Revolving Lenders make Revolving Loans to the Borrower in an aggregate amount equal to $ ___________________.1 2. The Borrower requests that such Revolving Loans be made available to the Borrower on ____________, 20__. 3. The Borrower hereby requests that such Revolving Loans be of the following Class: [Check one box only] [__] Extended Revolving Loans [__] Revolving Multicurrency Tranche Loans [__] Revolving USD Tranche Loans 4. The Borrower hereby requests that such Revolving Loans be of the following Type: [Check one box only] [__] Base Rate Loan 1 Each borrowing of Revolving Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof.

C-2 [__] Daily Simple SOFR Loan2 [__] Term SOFR Loan, with an initial Interest Period for a duration of: [Check one box only] [_] one month [_] three months [_] six months 5. Pursuant to Section 2.17 of the Credit Agreement and the applicable Incremental Joinder Agreement, the Borrower hereby requests that the Term Loan Lenders make Term Loan advances to the Borrower in an aggregate amount equal to $[ ].3 6. The Borrower requests that such Term Loan advances be made available to the Borrower on the Effective Date. 7. The Borrower hereby requests that such Term Loan Advances be of the following Type: [Check one box only] [__] Base Rate Loan [__] Daily Simple SOFR Loan [__] Term SOFR Loan, with an initial Interest Period for a duration of: [Check one box only] [_] one month [_] three months [_] six months The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Loans, and immediately after making such Loans, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Loans contained in Article VI (initial borrowing)/Section 6.2 (subsequent borrowings)/Section 2.17 (incremental Commitments) of the Credit Agreement [and Section [ ] of the applicable Incremental Joinder Agreement] will have been satisfied at the time such Loans are made. [Remainder of this page intentionally left blank.] 2 Only applicable for Extended Revolving Loans. 3 Total Amount of Term Loan Commitments under the applicable Incremental Joinder Agreement.

C-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Borrowing as of the date first written above. BORROWER: HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership By: HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation, its general partner By: ________________________________ Name: Title:

D-1 EXHIBIT D FORM OF NOTICE OF CONTINUATION NOTICE OF CONTINUATION ____________, 20__ Wells Fargo Bank, National Association Minneapolis Loan Center MAC N9303-110 600 South 4th Street, 9th Floor Minneapolis, MN 55415 Attention: Kirby D. Wilson Ladies and Gentlemen: Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of December 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.6 thereof (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. Pursuant to Section 2.10 of the Credit Agreement, the Borrower hereby requests a Continuation of SOFR Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement: 1. The requested date of such Continuation is ____________, 20__. 2. The Class of SOFR Loans subject to such Continuation is: [_] Extended Revolving Loans [_] Revolving Multicurrency Tranche Loans [_] Revolving USD Tranche Loans [_] Term Loan advances 3. The Type of Loans to be Continued pursuant hereto is currently: [Check one box only] [_] Daily Simple SOFR Loan [_] Term SOFR Loan [_] Multicurrency Loan

E-2 4. The aggregate principal amount of the Class of Loans subject to the requested Continuation is $ ________________________ and the portion of such principal amount subject to such Continuation is $ __________________________.4 5. The current Interest Period of the Loans subject to such Continuation ends on ________________, 20__. 6. If applicable, the duration of the Interest Period for the Loans or portion thereof subject to such Continuation is: [Check one box only] [_] one month [_] three months [_] six months [The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and immediately after giving effect to such Continuation, no Event of Default exists or will exist.]5 [Remainder of this page intentionally left blank.] 4 Each Continuation of SOFR Loans of the same Class shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount (or in the aggregate amount of the SOFR Loan being continued). 5 Include for Continuations of SOFR Loans.

E-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Continuation as of the date first written above. BORROWER: HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership By: HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation, its general partner By: ________________________________ Name: Title:

E-1 EXHIBIT E FORM OF NOTICE OF CONVERSION [NOTICE OF CONVERSION] ____________, 20__ Wells Fargo Bank, National Association Minneapolis Loan Center MAC N9303-110 600 South 4th Street, 9th Floor Minneapolis, MN 55415 Attention: Kirby D. Wilson Ladies and Gentlemen: Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of December 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.6 thereof (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. Pursuant to Section 2.11 of the Credit Agreement, the Borrower hereby requests a Conversion of Loans of one Type into Loans of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement: 1. The requested date of such Conversion is ______________, 20__. 2. The Class of Loans subject to such Conversion is: [_] Extended Revolving Loans [_] Revolving Multicurrency Tranche Loans [_] Revolving USD Tranche Loans [_] Term Loan advances 3. The Type of Loans to be Converted pursuant hereto is currently: [Check one box only] [_] Base Rate Loan [_] Daily Simple SOFR Loan [_] Term SOFR Loan

E-2 4. The aggregate principal amount of the Loans subject to the requested Conversion is $_____________________ and the portion of such principal amount subject to such Conversion is $___________________.6 5. The amount of such Loans to be so Converted is to be converted into Loans of the following Type: [Check one box only] [_] Base Rate Loan [_] Daily Simple SOFR Loan [_] Term SOFR Loan, with an initial Interest Period for a duration of: [Check one box only] [_] one month [_] three months [_] six months [The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Conversion, and immediately after giving effect to such Conversion, no Event of Default exists or will exist.]7 [Remainder of this page intentionally left blank.] 6 Each Conversion of Base Rate Loans of the same Class into SOFR Loans Loans of the same Class shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. 7 Include for Conversions to SOFR Loans.

E-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Conversion as of the date first written above. BORROWER: HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership By: HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation, its general partner By: ________________________________ Name: ___________________________ Title: ____________________________

G-1 EXHIBIT G FORM OF COMPLIANCE CERTIFICATE Reference is made to the Fourth Amended and Restated Credit Agreement, dated as December 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.6 thereof (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement. Pursuant to Section 9.3 of the Credit Agreement, the undersigned hereby certifies, in its capacity as an officer of the Borrower and not in its individual capacity, to the Administrative Agent and the Lenders that: 1. (a) The undersigned has reviewed the terms of the Credit Agreement and has made a review of the transactions, financial condition and other affairs of the Borrower and its Subsidiaries as of, and during the relevant accounting period ending on, _______________, 20__ (the “Calculation Date”), and (b) such review has not disclosed the existence during such accounting period, and the undersigned does not have knowledge of the existence, as of the date hereof, of any condition or event constituting a Default or Event of Default [except as set forth on Attachment A hereto, which accurately describes the nature of the conditions(s) or event(s) that constitute(s) (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking)(is planning to take) with respect to such condition(s) or event(s)]. 2. Schedule 1 attached hereto accurately and completely sets forth (i) the calculations required to establish compliance with Section 10.1 of the Credit Agreement on the date of the financial statements for the accounting period set forth above, (ii) a list of all assets included in the calculation of Unencumbered Asset Value and discloses which assets have been added or removed from such calculation since the previous list was delivered to the Administrative Agent, [and] (iii) a list of all assets included in the calculation of Total Asset Value that are located in an Approved International Location, along with the portion of Total Asset Value attributable to each such asset[, and (iv) calculations demonstrating that the aggregate Unencumbered Asset Value of the Unencumbered Pool Properties directly owned by the Pledged Subsidiaries is equal to or greater than the Minimum Pledge Threshold calculated as of the Calculation Date (based on the current aggregate principal amount of the Commitments and outstanding Term Loans (if any)]8. 3. Schedule 2 sets forth a statement of Funds From Operations. 4. Schedule 3 sets forth a report of newly acquired Properties, including the Net Operating Income, cost and mortgage debt of each such Property. 5. As of the date hereof the aggregate outstanding principal Dollar Equivalent Amount of all outstanding Revolving Loans are less than or equal to the aggregate amount of the Revolving Commitments. 8 To be included if any Equity Pledges are in effect.

G-2 6. Attached hereto as Schedule 4 are copies of amendments to charter documents of Loan Parties made since delivery of the last Compliance Certificate.

G-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Compliance Certificate on and as of ___________, 20__. ____________________________ Name: ______________________ Title: _______________________

G-4 SCHEDULE 1 [To be attached by Borrower]

G-5 SCHEDULE 2 [To be attached by Borrower]

G-6 SCHEDULE 3 [To be attached by Borrower]

G-7 SCHEDULE 4 [To be attached by Borrower]

US-DOCS\161565394.6 Exhibit D [See attached]

US-DOCS\163721961.7 EXHIBIT L FORM OF PLEDGE AGREEMENT THIS PLEDGE AGREEMENT, dated as of ____, 20__ (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), is entered into by and among [HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”)]1, the direct and indirect Subsidiaries of the Borrower listed on the signature pages hereof ([such direct and indirect Subsidiaries of the Borrower, together with the Borrower,] each, a “Pledgor” and collectively, the “Pledgors”, which terms shall include any Person that becomes a Pledgor pursuant to Section 32 hereof), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Lenders (as defined below). RECITALS: WHEREAS, the Borrower, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”), and the Administrative Agent have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of December 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions contained in the Credit Agreement; WHEREAS, the Borrower and each of the other Pledgors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Lenders through their collective efforts; WHEREAS, each Pledgor acknowledges that it will receive direct and indirect benefits from the Lenders making certain financial accommodations available to the Borrower under the Credit Agreement; and WHEREAS, pursuant to the terms of the Credit Agreement, the Pledgors are required to execute and deliver this Pledge Agreement, among other things, to grant to the Administrative Agent for the benefit of the Lenders a security interest in the Pledged Collateral (as defined below) as security for the Obligations. NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of any Pledgor pursuant to any Loan Document, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Administrative Agent hereby agree as follows: 1 Introductory paragraph and recitals to be revised accordingly if Borrower is not a Pledgor.

2 US-DOCS\163721961.7 SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined (and, with respect to such terms, the singular shall include the plural and vice versa and any gender shall include any other gender as the context may require). Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC have the meanings assigned to them in the UCC, including, without limitation “Control” and “Security”. In addition, as used in this Pledge Agreement: “Pledged Interests” means, with respect to each Pledgor, such Pledgor’s right, title and interest in the Equity Interests of the Pledged Subsidiaries named on Schedule I attached hereto (and/or on any Schedule I attached to any applicable Pledge Supplement or Pledge Amendment), including, without limitation, all economic interest and rights to vote or otherwise manage or control such Pledged Subsidiaries and all rights as a partner, shareholder, member or trustee thereof, whether now owned or hereafter acquired. “Pledged Subsidiary” means a Person that has issued any Equity Interest that constitutes any part of the Pledged Collateral. “UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York, as amended or supplemented from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent’s security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions. Any and all terms used in this Pledge Agreement which are defined in the UCC shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the UCC, unless otherwise defined herein. SECTION 2. Pledge. Each Pledgor hereby pledges and collaterally assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Pledgor in and to the collateral described in subsections (a) through (h) below (collectively, the “Pledged Collateral”): (a) The Pledged Interests; (b) All distributions, cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests to which such Pledgor shall at any time be entitled in respect of the Pledged Interests; (c) All payments due or to become due to such Pledgor in respect of any of the foregoing; (d) All of such Pledgor’s claims, rights, powers, privileges, authority, puts, calls, options, security interests, liens and remedies, if any, in respect of any of the foregoing;

3 US-DOCS\163721961.7 (e) All of such Pledgor’s rights to exercise and enforce any and every right, power, remedy, authority, option and privilege of such Pledgor relating to any of the foregoing including, without limitation, any power to (i) terminate, cancel or modify any agreement in respect of the foregoing, (ii) execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any of the foregoing, (iii) exercise management or voting rights or make determinations in respect of any of the foregoing, (iv) exercise any election (including, but not limited to, election of remedies) in respect of any of the foregoing, (v) exercise any “put”, right of first offer or first refusal, or other option in respect of any of the foregoing, (vi) exercise any right of redemption or repurchase in respect of any of the foregoing, (vii) give or receive any notice, consent, amendment, waiver or approval in respect of any of the foregoing, (viii) demand, receive, enforce, collect or receipt for any of the foregoing, (ix) enforce or execute any checks, or other instruments or orders in respect of any of the foregoing, (x) file any claims and to take any action in connection with any of the foregoing; or (xi) otherwise act as if such Pledgor were the absolute owner of such Pledged Interests and all rights associated therewith; (f) All certificates and instruments representing or evidencing any of the foregoing; (g) All other rights, titles, interests, powers, privileges and preferences pertaining to any of the foregoing; and (h) All proceeds and products of the foregoing, however and whenever acquired and in whatever form. SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral secures the prompt payment, performance and observance of the Obligations. SECTION 4. Delivery of Pledged Collateral; Financing Statements. (a) Upon its execution of this Agreement (including by way of Pledge Supplement or Pledge Amendment), in accordance with the requirements of Section 8.15(b) of the Credit Agreement and by no later than the applicable Equity Pledge Delivery Date, each Pledgor shall deliver to the Administrative Agent all certificates representing the Pledged Interests held by or on behalf of such Pledgor. Each such certificate shall be delivered in suitable form for transfer by delivery or shall be accompanied by a duly executed instrument of transfer or assignment in blank, substantially in the form provided in Exhibit C attached hereto (a “Transfer Power”). (b) Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any UCC jurisdiction that the Administrative Agent may reasonably deem necessary to perfect the security interest granted hereby, any financing statements or amendments thereto that (a) describe the Pledged Collateral and (b) contain any other information required by Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment.

4 US-DOCS\163721961.7 SECTION 5. Subsequent Changes Affecting Pledged Collateral. Each Pledgor represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, cash distributions or other distributions, reorganizations or other exchanges, tender offers and voting rights), and each Pledgor agrees that neither the Administrative Agent nor any of the Lenders shall have any obligation to inform the Pledgors of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Administrative Agent may, after the occurrence and during the continuance of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee’s name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Administrative Agent may, after the occurrence and during the continuance of an Event of Default, exchange certificates or instruments representing or evidencing Pledged Interests for certificates or instruments of smaller or larger denominations. SECTION 6. Representations and Warranties. Each Pledgor represents and warrants as follows: (a) Title and Liens. Such Pledgor is, and will at all times continue to be (unless and to the extent that such Collateral is (i) disposed of pursuant to a disposition transaction that is permitted by Section 10.4 of the Credit Agreement, or (ii) released from the Lien granted hereunder in accordance with the terms of Section 8.15(c) or (d) of the Credit Agreement), the sole legal and beneficial owner of the Pledged Collateral of such Pledgor, free and clear of any Lien (other than Collateral Permitted Liens) or Negative Pledge (other than a Negative Pledge as and to the extent permitted by the definition of “Eligible Property” as set forth in the Credit Agreement). (b) Interests in Partnerships and LLCs. None of the Pledged Collateral consisting of an interest in a partnership or in a limited liability company (i) is dealt in or traded on a securities exchange or in securities markets, (ii) is an investment company security, or (iii) is held in a Securities Account. All of the Pledged Collateral consisting of an interest in a partnership or a limited liability company shall by its terms expressly provide that it is a security governed by Article 8 of the UCC and such security shall be evidenced by a certificate. (c) Authorization. Such Pledgor has the right, power and authority, and has taken all necessary action to authorize it, to execute, deliver and perform this Pledge Agreement in accordance with its terms. The execution, delivery and performance of this Pledge Agreement in accordance with its terms, including the granting of the security interest hereunder, do not and will not, by the passage of time, the giving of notice, or both: (i) require any material governmental approval not already obtained (other than (1) the filing of Uniform Commercial Code financing statements and other filings or registrations necessary to perfect the Liens granted by this Pledge Agreement, (2) such as have been made and are in full effect and (3) payments of any related fees, taxes or charges) or violate in any material respect any applicable law relating to such Pledgor, (ii) conflict with, result in a breach of or constitute a default under (x) the organizational documents of such Pledgor, or (y) any indenture, agreement or other instrument to which such Pledgor is a

5 US-DOCS\163721961.7 party or by which it or any of the Pledged Collateral of such Pledgor or its other property may be bound, which in the case of this clause (y) could reasonably be expected to have a Material Adverse Effect, or (iii) except for any Lien created hereunder, result in or require the creation or imposition of any Lien upon or with respect to any of the Pledged Collateral of such Pledgor or such Pledgor’s other property whether now owned or hereafter acquired. Neither such Pledgor nor any Subsidiary thereof is an Affected Financial Institution. (d) Name, Organization, Etc. Such Pledgor’s exact legal name, type of legal entity, jurisdiction of formation, organizational identification number and location of its chief executive office are, as of the date hereof, as set forth on Schedule II. Except as set forth on such Schedule II, within the 5 years prior to the date hereof, such Pledgor has not changed its name or merged with or otherwise combined its business with any other Person. Such Pledgor (i) is a corporation, limited liability company or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its formation as set forth on Schedule II, (ii) is duly organized and validly existing solely under the laws of such jurisdiction of formation, (iii) has the power and authority to own, lease and operate its Properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, limited liability company or other legal entity, and authorized to do business, in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification or authorization, except where the failure to be so qualified or authorized could not reasonably be expected to have, in each instance, a Material Adverse Effect. (e) Pledged Collateral. The information set forth on Schedule I with respect to the Pledged Collateral of such Pledgor is true and correct as of the date of such Pledgor’s entry into this Pledge Agreement and as of each date that the Borrower is required to deliver a Compliance Certificate pursuant to Section 9.3 of the Credit Agreement (after giving effect to any supplement or Pledge Amendment thereto). Such Pledgor is the sole owner of each of the Pledged Subsidiaries attributed to it on Schedule I, and the Pledged Interests of such Pledgor represent 100% of each class of the issued and outstanding capital stock, membership interests or partnership interests, as applicable, of each of such Pledged Subsidiaries. (f) Validity and Perfection of Security Interest. This Pledge Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Pledged Collateral. Such security interest will be perfected (i) with respect to any such Pledged Collateral that is a Security and is evidenced by a certificate, when such Pledged Collateral is delivered to the Administrative Agent with duly executed Transfer Powers with respect thereto or when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors, (ii) with respect to any such Pledged Collateral that is a Security but is not evidenced by a certificate, when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors or when control is established by the Administrative Agent over such interests in accordance with the provision of Section 8-106 of the UCC, or any successor provision, and (iii) with respect to any such Pledged Collateral that is not a

6 US-DOCS\163721961.7 Security, when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors. Except as set forth in this subsection, no action is necessary to perfect the security interest granted by any Pledgor under this Pledge Agreement. (g) No Other Interests. As of the date of such Pledgor’s entry into this Pledge Agreement, no duly authorized financing statement naming any Pledgor as debtor and describing or purporting to cover all or any portion of the Pledged Collateral, which has not lapsed or been terminated, has been filed in any jurisdiction except for financing statements naming the Administrative Agent as secured party. No Pledgor has (i) registered the Pledged Collateral in the name of any other Person, (ii) consented to any agreement by any of the Pledged Subsidiaries in which any such Pledged Subsidiary agrees to act on the instructions of any other Person, (iii) delivered the Pledged Collateral to any other Person, or (iv) otherwise granted Control of the Pledged Collateral to any other Person. (h) Authorization of Equity Interest. All Equity Interests which constitute Pledged Collateral are duly authorized, validly issued, and if applicable, fully paid and nonassessable and are not subject to preemptive rights of any Person. (i) Pledgor’s Authority. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgors (except for the filing of financing statements contemplated pursuant to Section 4(b) hereof) or (ii) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).. SECTION 7. Covenants. (a) Change of Name, Etc. Except to the extent permitted by the terms of the Loan Documents, each Pledgor agrees that it will (i)(x) not change its name or its current legal structure, and (y) not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) maintain its due organization and good standing in its jurisdiction of organization, (iii) not change its jurisdiction of organization, and (iv) not change its principal place of business or chief executive office (if it has more than one place of business), in each case, unless such Pledgor shall have given the Administrative Agent not less than 20-days’ prior written notice of such event or occurrence (or such shorter period of time as the Administrative Agent may agree) and the Administrative Agent shall have taken, or Pledgor shall have taken for the benefit of the Administrative Agent, such steps (with the cooperation of the Pledgors to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Administrative Agent’s security interest in such Pledged Collateral; provided, however, that the requirements of this Section 7(a)

7 US-DOCS\163721961.7 shall not apply to a transaction described in clause (i)(y) above that constitutes a disposition transaction permitted under the Loan Documents. (b) No Liens; No Transfer of Pledged Collateral. No Pledgor will (i) except as otherwise permitted by the Loan Documents, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Administrative Agent, (ii) create or permit to exist any Lien (other than Collateral Permitted Liens) or Negative Pledge (other than a Negative Pledge as and to the extent permitted by the definition of “Eligible Property” as set forth in the Credit Agreement) upon or with respect to any of the Pledged Collateral, (iii) register the Pledged Collateral in the name of any Person other than the Administrative Agent, (iv) consent to any agreement between any Pledged Subsidiary and any Person (other than the Administrative Agent) in which such Pledged Subsidiary agrees to act on the instructions of any such Person, (v) deliver any Pledged Collateral or any related Transfer Power or endorsement to any Person other than the Administrative Agent (or a designee thereof) or (vi) otherwise grant Control of any Pledged Collateral to any Person other than the Administrative Agent. (c) Further Assurances. Each Pledgor will, at its expense, promptly execute, authorize, acknowledge and deliver all such instruments, certificates and other documents, and take all such additional actions, as the Administrative Agent from time to time may reasonably request in order to preserve and perfect the first priority security interest in the Pledged Collateral intended to be created by this Pledge Agreement, including, without limitation, (i) the authorization and filing of any necessary UCC financing statements, (ii) the delivery to the Administrative Agent of any certificates that may from time to time evidence the Pledged Collateral, (iii) the execution in blank and delivery of any necessary Transfer Powers or other endorsements, (iv) taking such action as necessary or reasonably desirable to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral following the occurrence and during the continuance of an Event of Default, and (v) taking such action as required in the jurisdiction of organization of the applicable Pledgor or Pledged Subsidiary in order to ensure the enforceability and recognition of such first priority security interest in such jurisdiction. (d) Defense of Title. Each Pledgor will defend, at its own cost and expense, its title to and ownership of the Pledged Collateral and the security interests of the Administrative Agent in the Pledged Collateral against the claim and demands of any other Person (other than Collateral Permitted Liens) and will maintain and preserve the security interest in the Pledged Collateral created hereby. (e) Pledged Subsidiaries. Except as otherwise permitted by the terms of the Loan Documents, no Pledgor shall (i) permit any Pledged Subsidiary to amend or modify its articles or certificate of incorporation, articles of organization, certificate of limited partnership, by-laws, operating agreement, partnership agreement or other comparable organizational instrument in a manner which would adversely affect the voting, liquidation, preference or other similar rights of any holder of the Equity Interests pledged hereunder or impair the security interest granted or purported to be granted herein, (ii) permit any Pledged Subsidiary to dissolve, liquidate, retire any of its capital stock or other instruments or securities evidencing ownership, reduce its capital or merge or consolidate with any

8 US-DOCS\163721961.7 other entity, or (iii) vote any of its Equity Interests or other investment property in favor of any of the foregoing. (f) Additional Shares. No Pledgor shall permit any Pledged Subsidiary to issue any additional Equity Interests unless such Equity Interests are pledged hereunder as and when required pursuant to the following clause (g). (g) Pledge Amendment. Each Pledgor will, upon obtaining ownership of any additional Pledged Collateral, promptly (and in any event within ten (10) Business Days) (or such longer period of time as the Administrative Agent may agree) deliver to the Administrative Agent a Pledge Amendment, duly executed by such Pledgor and, if applicable, acknowledged by each additional Pledged Subsidiary in connection therewith, in substantially the form of Exhibit B hereto (a “Pledge Amendment”), in respect of any such additional Pledged Collateral, pursuant to which such Pledgor shall confirm its grant of a security interest in such additional Pledged Collateral to the Administrative Agent pursuant to Section 2 hereof, such grant being deemed effective as of the date hereof, regardless of whether such Pledge Amendment is ever executed pursuant to this paragraph. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Pledge Agreement and to unilaterally amend Schedule I hereto to include such additional Pledged Collateral as disclosed by such Pledgor in such Pledge Amendment, and agrees that all Pledged Collateral listed on any Pledge Amendment delivered to the Administrative Agent, or amended Schedule I, shall for all purposes hereunder be considered Pledged Collateral (it being understood and agreed that the failure by any Pledgor to prepare or execute any such Pledge Amendment shall not prevent the creation or attachment of the Administrative Agent’s lien and security interest in any such property, which creation and attachment shall automatically, and be deemed to, occur pursuant to Section 2 hereof). (h) Control Acknowledgment. Each Pledgor shall execute and deliver to each Pledged Subsidiary a control acknowledgment (“Control Acknowledgment”) substantially in the form of Exhibit D hereto and shall cause each such Pledged Subsidiary to acknowledge in writing its receipt and acceptance thereof. (i) Investment Property. Each Pledgor shall, and shall cause each Pledged Subsidiary thereof that is a limited liability company or a partnership, to elect that the Pledged Interests be securities governed by Article 8 of the UCC and to evidence such securities by a certificate, in each such case, in a manner acceptable to the Administrative Agent. (j) Delivery of Additional Certificates, Etc. If a Pledgor shall receive any certificate (including, without limitation, any certificate representing a stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Equity Interests or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, or otherwise), instrument, option or rights in respect of any Pledged Collateral,

9 US-DOCS\163721961.7 whether in addition to, in substitution of, as a conversion of, or in exchange for, any Pledged Collateral, or otherwise in respect thereof, such Pledgor shall hold the same in trust for the Administrative Agent and promptly deliver the same to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, together with an undated Transfer Power covering such certificate (or other appropriate instrument of transfer) duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms of this Pledge Agreement, as Pledged Collateral. SECTION 8. Voting Rights. (a) During the term of this Pledge Agreement, so long as no Event of Default has occurred and is continuing, each Pledgor shall have (i) the right to vote the Pledged Interests on all governing questions in a manner not inconsistent with the terms of this Pledge Agreement or any Loan Documents and (ii) the right to be a member or a partner of all the Pledged Subsidiaries which are limited liability companies or partnerships, respectively. (b) Upon the occurrence and during the continuance of an Event of Default, upon written notice from the Administrative Agent to the applicable Pledgor, all rights of a Pledgor to exercise the voting and/or consensual rights and powers which a Pledgor is entitled to exercise pursuant to subsection (a) above shall cease, and all such rights thereupon shall become immediately vested in the Administrative Agent, which shall have the sole and exclusive right and authority to (i) exercise such voting and/or consensual rights and powers which any Pledgor shall otherwise be entitled to exercise pursuant to subsection (a) above, and (ii) become a member or partner of each and all of the Pledged Subsidiaries which are limited liability companies or partnerships, respectively, and as such (x) exercise, or direct the applicable Pledgor as to the exercise of all voting, consent, managerial, election and other membership rights to the applicable Pledged Collateral and (y) exercise, or direct any Pledgor as to the exercise of any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the applicable Pledged Collateral, as if the Administrative Agent were the absolute owner thereof, all without liability except to account for property actually received by it; provided, that the Administrative Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure so to do or delay in so doing. Such authorization shall constitute an irrevocable voting proxy from such Pledgor to the Administrative Agent or, at the Administrative Agent’s option, to the Administrative Agent’s nominee. After an Event of Default is waived in writing in accordance with the Credit Agreement, assuming no other Event of Default then exists, the applicable Pledgor will have the right to exercise the voting and rights, powers, privileges and options that it would otherwise be entitled to exercise pursuant to the terms of this Pledge Agreement prior to the occurrence of any such Event of Default. SECTION 9. Dividends and Other Distributions. (a) So long as no Event of Default has occurred and is continuing:

10 US-DOCS\163721961.7 (i) Each Pledgor shall be entitled to receive and retain any and all dividends, cash distributions and interest paid in respect of the Pledged Collateral to the extent such distributions are not prohibited by the Loan Documents, provided, however, that (A) any and all such dividends, cash distributions, dividends and interest must be held, used and distributed by the applicable Pledgor in accordance with the Loan Documents and (B) any and all distributions, dividends and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral shall be Pledged Collateral, and shall be forthwith delivered to the Administrative Agent to hold, for the benefit of the Administrative Agent and the Lenders, as Pledged Collateral and shall, if received by a Pledgor, be received in trust for the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, be segregated from the other property or funds of such Pledgor, and be delivered promptly to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and (ii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above. (b) Upon the occurrence and during the continuance of an Event of Default, from and after the delivery of written notice from the Administrative Agent: (i) except as otherwise permitted pursuant to Section 10.1(i) of the Credit Agreement, all rights of the Pledgors to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and (ii) all dividends, distributions and interest payments which are received by any Pledgor contrary to the provisions of clause (i) of this Section 9(b) shall be received in trust for the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, shall be segregated from other funds of such Pledgor and shall be paid over immediately to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsements). SECTION 10. Remedies. (a) The Administrative Agent shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC or any other Applicable Law. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged

11 US-DOCS\163721961.7 Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends or distributions and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent were the outright owner thereof (in the case of a limited liability company, the sole member and manager thereof and, in the case of a partnership, a partner thereof), each Pledgor hereby irrevocably constituting and appointing the Administrative Agent as the proxy and attorney in fact of such Pledgor, with full power of substitution to do so; provided, however, that the Administrative Agent shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so; provided, further, however, that the Administrative Agent agrees to exercise such proxy and powers only so long as an Event of Default shall have occurred and is continuing. (b) In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have such powers of sale and other powers as may be conferred by Applicable Law and regulatory requirements. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Administrative Agent or which the Administrative Agent shall otherwise have the ability to transfer under Applicable Law, the Administrative Agent may, in its sole discretion, without notice except as specified below or as required by Applicable Law, after the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any exchange, broker’s board or at public or private sale, in one or more sales or lots, at such price as the Administrative Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Administrative Agent and each of the Lenders may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. (c) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Administrative Agent will give the applicable Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of Lenders, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, each Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by such Pledgor as provided in Section 27 below at least ten (10) days before the time of the sale or disposition; provided, however, that the Administrative Agent may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law. (d) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, each Pledgor agrees that upon the occurrence and during the

12 US-DOCS\163721961.7 continuation of an Event of Default, the Administrative Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Administrative Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Administrative Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Administrative Agent solicits such offers from not less than four (4) such investors, then the acceptance by the Administrative Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that the Administrative Agent solicit offers from four (4) or more investors in order for the sale to be commercially reasonable. (e) The rights and remedies of the Administrative Agent and the Lenders under this Pledge Agreement are cumulative and not exclusive of any rights or remedies which any of them otherwise has. All proceeds of the sale of the Pledged Collateral received by the Administrative Agent hereunder shall be applied by the Administrative Agent to payment of the Obligations pursuant to the terms of the Credit Agreement. Each Pledgor shall remain jointly and severally liable and will pay, on demand, any deficiency remaining in respect of the Obligations. SECTION 11. Administrative Agent Appointed Attorney in Fact. Each Pledgor hereby constitutes and appoints the Administrative Agent as the attorney-in-fact of such Pledgor with full power of substitution either in the Administrative Agent’s name or in the name of such Pledgor to do any of the following upon the occurrence of and solely during the continuation of an Event of Default: to carry out the provisions of this Pledge Agreement and to take any action and execute any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of such Pledgor or otherwise, reasonably deemed by the Administrative Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any other secured party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Administrative Agent or any of the Lenders or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Administrative Agent or any of the Lenders. The power of attorney granted herein is irrevocable and coupled with an interest. SECTION 12. Waivers. (i) Each Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations and all other notices to which such Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the applicable Loan Document.

13 US-DOCS\163721961.7 (ii) Each Pledgor understands and agrees that its obligations and liabilities under this Pledge Agreement shall remain in full force and effect, notwithstanding foreclosure of any property securing all or any part of the Obligations by trustee sale or any other reason impairing the right of any Pledgor, the Administrative Agent or any of the Lenders to proceed against any Pledged Subsidiary or any Pledged Subsidiary’s property. Each Pledgor agrees that all of its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that such Pledgor’s rights against any Pledged Subsidiary may be impaired, destroyed or otherwise affected by reason of any action or inaction on the part of the Administrative Agent or any Lender. (iii) Each Pledgor hereby expressly waives the benefits of any law in any jurisdiction purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge. SECTION 13. Term. This Pledge Agreement shall remain in full force and effect until the earliest to occur of (i) the release of all Pledged Collateral and Pledgors hereunder in accordance with Section 8.15(c) of the Credit Agreement, and (ii) indefeasible payment in full in cash of the Obligations (other than contingent indemnity obligations) and termination of all commitments to extend credit under the Loan Documents. Upon termination of this Pledge Agreement in accordance with its terms, the Administrative Agent shall release the security interest created hereunder and agrees to take such actions as any Pledgor may reasonably request, and at the sole cost and expense of such Pledgor, to evidence the termination of this Pledge Agreement and the release of the security interests created hereunder. SECTION 14. Releases. The Administrative Agent shall, in accordance with and solely to the extent permitted by Sections 8.15(c) or (d) of the Credit Agreement, release any of the Pledged Collateral or any Pledgor from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral or Pledgor not expressly released or substituted. SECTION 15. Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Pledgor shall have any right or power to assign this Pledge Agreement or any interest herein or in the Pledged Collateral or any part thereof and any such assignment by a Pledgor shall be null and void ab initio and of no force or effect absent the prior written consent of the Administrative Agent. SECTION 16. Reimbursement of Administrative Agent. Each Pledgor agrees to pay the Administrative Agent the amount of all reasonable and documented out-of-pocket actual costs and expenses, including the reasonable and documented fees, disbursements and other charges of its counsel (to the extent reimbursable pursuant to Section 13.2 of the Credit Agreement) and of any experts or agents that the Administrative Agent may incur in connection with (a) the administration of this Pledge Agreement, (b) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder, or (d) the failure by any

14 US-DOCS\163721961.7 Pledgor to perform or observe any of the provisions hereof or otherwise in respect of the Pledged Collateral. SECTION 17. Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. SECTION 18. Security Interest Absolute. All rights of the Administrative Agent hereunder, the grant of a security interest in the Pledged Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other Pledged Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Pledge Agreement (other than the indefeasible payment in full in cash of all the Obligations). SECTION 19. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. SECTION 20. Waiver of Jury Trial; Consent to Jurisdiction; Venue; Service of Process. (A) EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PLEDGOR OR THE ADMINISTRATIVE AGENT ARISING OUT OF THIS PLEDGE AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO OR WITH ANY COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT OF ANY KIND OR NATURE RELATING TO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

15 US-DOCS\163721961.7 (B) EACH OF THE PLEDGORS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT OR ANY RELATED PARTY OF THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR THE COLLATERAL AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. (C) EACH PLEDGOR HEREBY IRREVOCABLY APPOINTS AND AUTHORIZES THE BORROWER TO ACT AS ITS AGENT FOR SERVICE OF PROCESS AND NOTICES REQUIRED TO BE DELIVERED UNDER THIS PLEDGE AGREEMENT OR UNDER THE OTHER LOAN DOCUMENTS, IT BEING UNDERSTOOD AND AGREED THAT RECEIPT BY THE BORROWER OF ANY SUMMONS, NOTICE OR OTHER SIMILAR ITEM SHALL BE DEEMED EFFECTIVE RECEIPT BY EACH PLEDGOR AND ITS SUBSIDIARIES. (D) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF ALL AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS PLEDGE AGREEMENT.

16 US-DOCS\163721961.7 SECTION 21. Marshalling. Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Pledgor or any other Person or against or in payment of any or all of the Obligations. SECTION 22. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Pledge Agreement. In the event an ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Pledge Agreement. SECTION 23. Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement. SECTION 24. Further Assurances. Each Pledgor agrees that it will cooperate with the Administrative Agent and will execute and deliver, or cause to be executed and delivered, all such other transfer powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements (and each Pledgor hereby authorizes the Administrative Agent to file any such financing statements), as the Administrative Agent may reasonably deem necessary from time to time in order to carry out the provisions and purposes of this Pledge Agreement. SECTION 25. The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to ensure that safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each Pledgor shall be responsible for preservation of all rights of such Pledgor in the Pledged Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral. The Administrative Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Administrative Agent’s gross negligence or willful misconduct. SECTION 26. No Waiver. Neither the failure on the part of the Administrative Agent or any Lender to exercise, nor the delay on the part of the Administrative Agent or any Lender in exercising any right, power or remedy hereunder, nor any course of dealing between the Administrative Agent or any Lender, on the one hand, and any Pledgor, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or

17 US-DOCS\163721961.7 remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. SECTION 27. Notices. All notices and other communications provided for hereunder shall be delivered in the manner set forth in Section 13.1 of the Credit Agreement. SECTION 28. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. SECTION 29. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof. SECTION 30. Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Pledge Agreement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Pledge Agreement. The words “execution,” “signed,” “signature,” and words of like import in or related to this Pledge Agreement or any other document to be signed in connection herewith or the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Person in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. SECTION 31. Merger. This Pledge Agreement and the other Loan Documents embody the final and entire agreement and understanding among the Pledgors, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Pledgors, the Administrative Agent and the Lenders relating to the subject matter thereof. This Pledge Agreement and the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties hereto. SECTION 32. Additional Pledgors. Pursuant to the Credit Agreement, the Borrower may be required to, and/or to cause certain Subsidiaries to, execute and deliver to the Administrative Agent (i) in the case of a Subsidiary that is not a Pledgor at such time, a Pledge Supplement in the form of Exhibit A hereto (each such supplement, a “Pledge Supplement”) and (ii) in the case of the Borrower or a Subsidiary that is a Pledgor at such time, a Pledge Amendment, together with such supporting documentation required pursuant to the Credit Agreement as the

18 US-DOCS\163721961.7 Administrative Agent may reasonably request, in each case of clauses (i) and (ii), in order to create a perfected, first priority security interest in any Pledged Interests. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement. [The remainder of this page is intentionally blank.]

US-DOCS\163721961.7 IN WITNESS WHEREOF, the Pledgors and the Administrative Agent have duly executed and delivered this Pledge Agreement as of the date set forth above. [PLEDGOR], as a Pledgor By: __________________________________ Name: Title:

US-DOCS\163721961.7 WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: __________________________________ Name: Title:

US-DOCS\163721961.7 SCHEDULE I TO PLEDGE AGREEMENT PLEDGED SUBSIDIARIES Pledgor Pledged Subsidiary Certificate No. No. of Shares / Units Owned Percentage of Ownership

US-DOCS\163721961.7 SCHEDULE II TO PLEDGE AGREEMENT PLEDGOR INFORMATION Pledgor Type of Entity Jurisdiction Organizational ID No. Mailing Address of Chief Executive Office

US-DOCS\163721961.7 EXHIBIT A to PLEDGE AGREEMENT FORM OF PLEDGE SUPPLEMENT SUPPLEMENT NO.____ dated as of ____, 20___ to the PLEDGE AGREEMENT dated as of ____, 20__ (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), among [HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”)], certain subsidiaries of the Borrower from time to time signatories thereto as Pledgors ([together with the Borrower,] collectively, the “Pledgors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Reference is made to the Fourth Amended and Restated Credit Agreement dated as of December 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Pledge Agreement or the Credit Agreement, as applicable. The undersigned Subsidiary of the Borrower (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement and the Pledge Agreement to become a Pledgor under the Pledge Agreement in consideration for Loans and Letters of Credit previously made to, or issued for the account of, the Borrower. Accordingly, the Administrative Agent and the New Pledgor agree as follows: SECTION 1. In accordance with Section 32 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and the New Pledgor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all respects on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, a security interest in and Lien on all of the New Pledgor’s right, title and interest in and to the Pledged Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a “Pledgor” or the “Pledgors” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference. SECTION 2. The New Pledgor represents and warrants to the Administrative Agent that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally.

US-DOCS\163721961.7 SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Supplement. The words “execution,” “signed,” “signature,” and words of like import in or related to this Supplement or any other document to be signed in connection herewith or the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Person in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. SECTION 4. The New Pledgor hereby represents and warrants that the information set forth in Schedules I and II attached hereto is true and correct and is hereby added to the information set forth in Schedules I and II to the Pledge Agreement, respectively. The New Pledgor hereby agrees that this Supplement may be attached to the Pledge Agreement and that the Pledged Collateral listed on Schedule I hereto shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations in accordance with the terms of the Pledge Agreement. SECTION 5. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Supplement which are valid. SECTION 6. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature below. SECTION 7. The New Pledgor agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel (to the extent reimbursable pursuant to Section 13.2 of the Credit Agreement). [The remainder of this page is intentionally blank.]

US-DOCS\163721961.7 IN WITNESS WHEREOF, the New Pledgor and the Administrative Agent have duly executed and delivered this Supplement to the Pledge Agreement as of the day and year first above written. [NEW PLEDGOR] By: Name: Title: Address: Attention: Facsimile: (____) _____-______

US-DOCS\163721961.7 ACKNOWLEDGED AND AGREED as of the date first above written: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title:

US-DOCS\163721961.7 Schedule I to Supplement No.__ to the Pledge Agreement PLEDGED SUBSIDIARIES Pledgor Pledged Subsidiary Certificate No. No. of Shares / Units Owned Percentage of Ownership [______] [______] [______] [______] 100%

US-DOCS\163721961.7 Schedule II to Supplement No.__ to the Pledge Agreement NEW PLEDGOR INFORMATION Pledgor Type of Entity Jurisdiction Organizational ID No. Mailing Address of Chief Executive Office [_______] [_______] [_______] [_______] [_______]

US-DOCS\163721961.7 EXHIBIT B to PLEDGE AGREEMENT FORM OF PLEDGE AMENDMENT Reference is hereby made to the Pledge Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) dated as of _____, 20__, by and among [Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Borrower”)], the undersigned Pledgor and the other Subsidiaries of the Borrower from time to time party thereto as Pledgors, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), whereby the undersigned has pledged certain capital stock, membership interests and partnership interests, as applicable, of certain of its Subsidiaries as collateral to the Administrative Agent, for the benefit of the Lenders, as more fully described in the Pledge Agreement. This Amendment is a “Pledge Amendment” as defined in the Pledge Agreement and is, together with the acknowledgments, certificates, and Transfer Powers delivered herewith, subject in all respects to the terms and provisions of the Pledge Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement. By its execution below, the undersigned hereby agrees that (i) this Amendment may be attached to the Pledge Agreement and that the Pledged Collateral listed on Schedule I hereto shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations in accordance with the terms of the Pledge Agreement and (ii) each [corporation] [limited liability company] [partnership] listed on Schedule I hereto shall be deemed to be a Pledged Subsidiary for all purposes of the Pledge Agreement. By its execution below, the undersigned represents and warrants that it has full power and authority to execute this Pledge Amendment and that the representations and warranties contained in Section 6 of the Pledge Agreement are true and correct in all respects as of the date hereof and after taking into account the pledge of the additional Pledged Collateral relating hereto. The Pledge Agreement, as amended and modified hereby, remains in full force and effect and is hereby ratified and confirmed. [The remainder of this page is intentionally blank.]

US-DOCS\163721961.7 IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Pledge Amendment to the Pledge Agreement as of this ______ day of _____, _____. [PLEDGOR] By: Name: Title:

US-DOCS\163721961.7 Schedule I to Pledge Amendment PLEDGED SUBSIDIARIES Pledgor Pledged Subsidiary Certificate No. No. of Shares / Units Owned Percentage of Ownership [______] [______] [______] [______] 100%

US-DOCS\163721961.7 ACKNOWLEDGMENT TO PLEDGE AMENDMENT The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Amendment together with a copy of the Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, agrees that after the occurrence and during the continuance of an Event of Default it will comply with instructions originated by the Administrative Agent without further consent by the Pledgor and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee. [NAME[S] OF ADDITIONAL PLEDGED SUBSIDIARY[IES]] By: Name: Title:

US-DOCS\163721961.7 EXHIBIT C to PLEDGE AGREEMENT FORM OF TRANSFER POWER FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _________________________________ _____ [shares] [units] [percent] of the [capital stock] [membership interests] of _________________, a _____________ [corporation] [limited liability company] [limited partnership] (the “Company”), represented by Certificate No. _____ (the “[Stock]”), standing in the name of the undersigned on the books of the Company, and does hereby irrevocably constitute and appoint ______________________________ as the undersigned’s true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the [Stock], and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof. Dated: [PLEDGOR] By: Name: Title:

US-DOCS\163721961.7 EXHIBIT D to PLEDGE AGREEMENT FORM OF CONTROL ACKNOWLEDGEMENT PLEDGED SUBSIDIARY (IES): PLEDGOR: [Name of Pledged Subsidiary(ies)] [Name of Pledgor] Reference is hereby made to that certain Pledge Agreement dated as of ______, 20__ (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), by and among [Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Borrower”)], the undersigned Pledgor and certain other Subsidiaries of the Borrower from time to time party thereto as pledgors, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Pledge Agreement. [Each] Pledged Subsidiary is hereby instructed by the Pledgor that all of the Pledgor’s right, title and interest in and to all of the Pledgor’s rights in connection with any Equity Interests in [such] Pledged Subsidiary now and hereafter owned by the Pledgor are subject to a pledge and security interest in favor of the Administrative Agent. Pledgor hereby instructs [each][the] Pledged Subsidiary to act upon any instruction delivered to it by the Administrative Agent with respect to the Pledged Collateral after the occurrence and during the continuance of an Event of Default without seeking further instruction from [such][the] Pledgor, and, by its execution hereof, the Pledged Subsidiary agrees to do so. [Each] Pledged Subsidiary, by its written acknowledgement and acceptance hereof, hereby (i) acknowledges receipt of a copy of the aforementioned Pledge Agreement and agrees promptly to note on its books the security interest granted under such Pledge Agreement, (ii) waives any rights or requirements at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee, and (iii) acknowledges and agrees that, notwithstanding anything to the contrary in its bylaws, operating agreement, partnership agreement, declaration or other applicable governing or organizational documents, such Pledged Subsidiary will (A) be bound by, and comply with, all terms of the Pledge Agreement applicable to such Pledged Subsidiary, including, without limitation, Sections 7(e), (f) and (i) thereof, (B) notify the Administrative Agent in writing promptly of the occurrence of any of the events described in Section 7(f) of the Pledge Agreement, and (C) not permit any of the Equity Interests issued by it to be dealt in or traded on a securities exchange or in securities markets. This Control Acknowledgment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed, and to be fully performed, in such state.

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US-DOCS\163721961.7 IN WITNESS WHEREOF, the Pledgor has caused this Control Acknowledgment to be duly signed and delivered by its officer duly authorized as of this ____ day of ____, 20___. [PLEDGOR] By: Name: Title: Acknowledged and accepted this _____ day of ________, 20 ____ [PLEDGED SUBSIDIARY(IES)] By: Name: Title: